UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04096

MFS MUNICIPAL SERIES TRUST

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Municipal Income Fund

ANNUAL REPORT

March 31, 2011

LMB-ANN

MFS® MUNICIPAL INCOME FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. Last September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. For 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile and acknowledge the elevated uncertainty created by events in Japan, Europe, and the Middle East.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

May 16, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue-Hospitals	20.9%
Universities-Colleges	11.9%
State & Local Agencies	6.5%
Utilities-Municipal Owned	6.0%
Utilities-Investor Owned	5.8%

Composition including fixed income credit quality (a)(i)
AAA	10.2%
AA	20.0%
A	25.3%
BBB	33.1%
BB	5.7%
B	1.0%
CCC	0.3%
CC	0.2%
C (o)	0.0%
Not Rated	4.0%
Non-Fixed Income (o)	0.0%
Cash & Other	0.2%

Portfolio facts (i)
Average Duration (d)	9.7
Average Effective Maturity (m)	19.0 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Not Rated includes fixed income securities which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund itself has not been rated.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

2

Portfolio Composition – continued

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Percentages are based on net assets as of 3/31/11, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended March 31, 2011, Class A shares of the MFS Municipal Income Fund (the “fund”) provided a total return of –0.24%, at net asset value. This compares with a return of 1.63% for the fund’s benchmark, the Barclays Capital Municipal Bond Index.

Market Environment

The beginning of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the second and third quarters of 2010, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve (the Fed) indicated that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations.

For the twelve months ended March 31, 2011, the municipal bond market was characterized by unusual volatility. During the first six months of this reporting period, the municipal bond fund asset class realized consistent, positive inflows. This solid demand, coupled with the success of the Build

4

Management Review – continued

America Bond (BAB) program reducing tax exempt issuance by about 25% provided for a robust municipal market.

However, beginning in November 2010, a confluence of events hit the municipal market over a short period leading to sharply reduced demand for long duration municipal bonds. These events included increasing concerns about higher interest rates, the realization that the Bush tax cuts were in all likelihood going to be extended in some form, and a continuation of headlines questioning the financial strength of municipalities. Additionally, it was determined that the BAB subsidy would be terminated at calendar year end raising concerns that new issue supply of municipal bonds would increase markedly in 2011.

While the media continues to focus attention on the municipal bond market and credit issues in the asset class, we see evidence that fundamentals are in many places slowly starting to improve, not only as state and local tax revenues recover, but also as aggressive spending cuts begin to close budget shortfalls. In our judgment, the credit quality of the vast majority of municipal issuers has remained sound, and we are consequently unlikely to see widespread defaults. Unfunded pension liabilities remain a significant longer-term problem but, in our view, not one that poses an immediate threat.

While the fundamentals are marginally improving, technical factors are becoming more of a focus. While slowing somewhat more recently, redemptions from long duration municipal bond funds as a category have continued since November. However, this has been balanced with very light new issue supply through the first quarter of calendar year 2011.

Factors Affecting Performance

A key factor that held back performance relative to the Barclays Capital Municipal Bond Index was the fund’s longer duration (d) stance. The negative sentiment in the municipal bond markets pushed yields higher in the second half of the reporting period. A greater exposure to “BBB” rated (r) bonds and below hurt relative returns as these bonds underperformed the benchmark for the reporting period. Additionally, the fund’s exposure to unrated bonds and its short positions in U.S. Treasury futures dampened relative results. Bond selection in the health care sector also had a negative impact on relative performance, although this was offset somewhat by the fund’s longer exposure to health care which outperformed the broader benchmark.

Respectfully,

Geoffrey Schechter

Portfolio Manager

5

Management Review – continued

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 3/31/11

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 3/31/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	9/07/93	(0.24)%	3.46%	4.26%	N/A
B	12/29/86	(1.10)%	2.69%	3.48%	N/A
C	1/03/94	(0.97)%	2.69%	3.49%	N/A
A1	6/25/07	0.01%	N/A	N/A	3.79%
B1	6/25/07	(0.86)%	N/A	N/A	2.97%
Comparative benchmark
Barclays Capital Municipal Bond Index (f)		1.63%	4.14%	4.66%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.75%)		(4.98)%	2.46%	3.75%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		(4.90)%	2.36%	3.48%	N/A
C With CDSC (1% for 12 months) (x)		(1.92)%	2.69%	3.49%	N/A
A1 With Initial Sales Charge (4.75%)		(4.74)%	N/A	N/A	2.46%
B1 With CDSC (Declining over six years from 4% to 0%) (x)		(4.66)%	N/A	N/A	2.27%

CDSC – Contingent Deferred Sales Charge

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class’ inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” returns. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Capital Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the

8

Performance Summary – continued

life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

October 1, 2010 through March 31, 2011

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2010 through March 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/10	Ending Account Value 3/31/11	Expenses Paid During Period (p) 10/01/10-3/31/11
A	Actual	0.77%	$1,000.00	$946.22	$3.74
	Hypothetical (h)	0.77%	$1,000.00	$1,021.09	$3.88
B	Actual	1.52%	$1,000.00	$942.76	$7.36
	Hypothetical (h)	1.52%	$1,000.00	$1,017.35	$7.64
C	Actual	1.52%	$1,000.00	$942.89	$7.36
	Hypothetical (h)	1.52%	$1,000.00	$1,017.35	$7.64
A1	Actual	0.52%	$1,000.00	$948.61	$2.53
	Hypothetical (h)	0.52%	$1,000.00	$1,022.34	$2.62
B1	Actual	1.28%	$1,000.00	$943.92	$6.20
	Hypothetical (h)	1.28%	$1,000.00	$1,018.55	$6.44

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expenses Impacting Table

Expense ratios include 0.03% of investment related expenses from inverse floaters that are outside of the expense cap arrangement (See Note 3 of the Notes to Financial Statements).

11

PORTFOLIO OF INVESTMENTS

3/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.2%
Issuer	Shares/Par	Value ($)

Airport & Port Revenue - 0.9%
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.375%, 2025	$795,000	$758,923
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.75%, 2035	1,535,000	1,423,608
Massachusetts Port Authority Rev., ETM, 13%, 2013 (c)	1,460,000	1,687,541
Miami-Dade County, FL, Aviation Rev., “B”, AGM, 5%, 2035	5,885,000	5,419,732
Niagara, NY, Frontier Transportation Authority Rev. (Buffalo-Niagara International Airport), NATL, 5.875%, 2013	1,485,000	1,485,950
Port Authority NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 2036	2,315,000	2,210,015
Port Authority NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 2042	2,635,000	2,475,530

		$15,461,299
General Obligations - General Purpose - 3.7%
Commonwealth of Puerto Rico, “A”, ETM, FGIC, 5.5%, 2015 (c)	$5,000	$5,825
Commonwealth of Puerto Rico, “A”, ETM, FGIC, 5.5%, 2015 (c)(u)	5,580,000	6,500,700
Country Club Hills, IL, NATL, 5%, 2031	3,170,000	2,416,428
Detroit, MI, 5.25%, 2035	5,000,000	4,806,400
Luzerne County, PA, AGM, 6.75%, 2023	1,200,000	1,301,364
State of California, 6.5%, 2033	4,000,000	4,320,120
State of California, 6%, 2039	3,000,000	3,058,170
State of California, 5.5%, 2040	2,500,000	2,405,475
State of Washington, 6%, 2012	4,360,000	4,636,468
State of Washington, “A”, NATL, 5%, 2033	5,000,000	5,029,800
Washington Motor Vehicle Fuel Tax, “B”, NATL, 5%, 2032 (u)	25,010,000	25,181,319

		$59,662,069
General Obligations - Improvement - 1.4%
Guam Government, “A”, 6.75%, 2029	$1,610,000	$1,609,839
Guam Government, “A”, 7%, 2039	1,670,000	1,725,361
Massachusetts Bay Transportation Authority, General Transportation Systems, “A”, SYNCORA, 7%, 2021	10,185,000	12,074,216
Massachusetts Bay Transportation Authority, General Transportation Systems, “C”, SYNCORA, 6.1%, 2013	6,995,000	7,481,083

		$22,890,499

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
General Obligations - Schools - 5.0%
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 2031	$2,010,000	$567,584
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 2032	2,035,000	530,036
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 2033	4,070,000	978,184
Chicago, IL, Board of Education, NATL, 6.25%, 2015	20,295,000	21,911,497
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 2030	4,495,000	1,239,406
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 2031	4,015,000	1,017,481
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 2032	2,825,000	656,869
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 2033	2,785,000	600,836
Florida Board of Education, Capital Outlay, 9.125%, 2014	1,030,000	1,118,498
Florida Board of Education, Capital Outlay, ETM, 9.125%, 2014 (c)	265,000	319,738
Fresno, CA, Unified School District, NATL, 6.55%, 2020	1,225,000	1,334,687
Gilroy, CA, Unified School District, FGIC, 5%, 2027	1,000,000	1,003,190
Hartnell, CA, Community College District (Election of 2002), Capital Appreciation, “D”, 0%, 2039	9,645,000	1,228,001
Knox County, KY, SYNCORA, 5.5%, 2014 (c)	640,000	729,491
Knox County, KY, SYNCORA, 5.625%, 2014 (c)	1,150,000	1,315,899
Lake Tahoe, CA, Unified School District (Election of 2008), Capital Appreciation, AGM, 0%, 2045	3,760,000	816,559
Lancaster, TX, Independent School District, Capital Appreciation, AGM, 0%, 2014 (c)	2,250,000	1,046,408
Lancaster, TX, Independent School District, Capital Appreciation, AGM, 0%, 2014 (c)	2,000,000	874,620
Long Beach, CA, Community College District (Election of 2008), Capital Appreciation, “A”, AGM, 0%, 2028	5,025,000	1,631,015
Los Angeles, CA, Community College District (Election of 2008), “C”, 5.25%, 2039	5,000,000	4,941,450
Los Angeles, CA, Unified School District, “D”, 5%, 2034	825,000	769,742
Menlo Park, CA, City School District (Election of 2006), Capital Appreciation, 0%, 2044	10,000,000	3,061,400
Merced, CA, Union High School District, Capital Appreciation, “A”, ASSD GTY, 0%, 2030	1,325,000	342,234
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2024	2,900,000	1,314,222
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2027	1,930,000	690,226

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
General Obligations - Schools - continued
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2029	$3,915,000	$1,184,992
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2030	4,335,000	1,206,517
San Marcos, TX, Independent School District, PSF, 5.625%, 2014 (c)	2,000,000	2,297,940
San Marcos, TX, Independent School District, PSF, 5.625%, 2014 (c)	2,000,000	2,297,940
San Mateo County, CA, Community College District (2005 Election), Capital Appreciation, “A”, NATL, 0%, 2026	5,100,000	2,027,913
San Rafael, CA, Elementary School District (Election of 1999), NATL, 5%, 2028	2,500,000	2,501,725
Schertz-Cibolo-Universal City, TX, Independent School District, PSF, 5%, 2036	10,000,000	10,058,900
Sunnyvale, TX, Independent School District, PSF, 5.25%, 2028	1,900,000	2,001,878
Wattsburg, PA, Public School Building Authority Rev., Capital Appreciation, NATL, 0%, 2029	2,150,000	720,315
West Contra Costa, CA, Unified School District (Election of 2005), Capital Appreciation, “C”, ASSD GTY, 0%, 2029	3,440,000	1,015,694
Whittier, CA, Union High School District, Capital Appreciation, 0%, 2034	2,005,000	365,752
Wylie, TX, Independent School District, PSF, 5.25%, 2029	5,035,000	5,099,952

		$80,818,791
Healthcare Revenue - Hospitals - 20.5%
Allegheny County, PA, Hospital Development Authority Rev. (West Penn Allegheny Health), “A”, 5%, 2028	$255,000	$178,329
Allegheny County, PA, Hospital Development Authority Rev. (West Penn Allegheny Health), “A”, 5.375%, 2040	3,995,000	2,719,197
Baxter County, AR, Hospital Rev., 5.375%, 2014	20,000	20,048
Brunswick, GA, Hospital Authority Rev. (Glynn-Brunswick Memorial Hospital), 5.625%, 2034	1,320,000	1,258,158
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “A”, 5.75%, 2039	2,580,000	2,419,343
California Statewide Communities Development Authority Rev. (Children’s Hospital), 5%, 2047	4,090,000	3,084,801
California Statewide Communities Development Authority Rev. (Enloe Medical Center), CALHF, 5.75%, 2038	2,640,000	2,441,842
California Statewide Communities Development Authority Rev. (Valleycare Health Systems), “A”, 5%, 2022	195,000	171,996
California Statewide Communities Development Authority Rev. (Valleycare Health Systems), “A”, 5.125%, 2031	100,000	79,932
Chemung County, NY, Industrial Development Agency, Civic Facilities Rev. (St. Joseph’s Hospital), “A”, 6%, 2013	360,000	300,985

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Colorado Health Facilities Authority Rev. (Portercare Adventist Health Systems), 6.625%, 2011 (c)	$1,750,000	$1,834,210
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 6.75%, 2029	3,445,000	3,142,426
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 2040	6,330,000	5,856,896
Denver, CO, Health & Hospital Authority Rev., “A”, 6%, 2011 (c)	500,000	518,410
Erie County, PA, Hospital Authority Rev. (St. Vincent’s Health), “A”, 7%, 2027	3,135,000	3,037,219
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 5.75%, 2029	3,500,000	3,231,165
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	1,895,000	1,729,756
Florence County, SC, Hospital Rev. (McLeod Regional Medical Center), “A”, AGM, 5.25%, 2034	5,000,000	4,829,350
Gage County, NE, Hospital Authority No. 1, Health Care Facilities Rev. (Beatrice Community Hospital & Health Care Center), “B”, 6%, 2025	560,000	539,291
Gage County, NE, Hospital Authority No. 1, Health Care Facilities Rev. (Beatrice Community Hospital & Health Care Center), “B”, 6.5%, 2030	1,775,000	1,687,315
Gage County, NE, Hospital Authority No. 1, Health Care Facilities Rev. (Beatrice Community Hospital & Health Care Center), “B”, 6.75%, 2035	1,530,000	1,466,673
Georgia Medical Center Hospital Authority Rev. (Columbus Regional Healthcare System, Inc.), AGM, 5%, 2041	500,000	428,515
Glendale, AZ, Industrial Development Authority (John C. Lincoln Health), 5%, 2042	2,820,000	2,190,040
Grundy County, MO, Industrial Development Authority, Health Facilities Rev. (Wright Memorial Hospital), 6.75%, 2034	1,410,000	1,355,800
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital), 5.75%, 2031	1,005,000	974,528
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Memorial Hermann Healthcare Systems), “A”, 6.375%, 2011 (c)	2,000,000	2,038,960
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Memorial Hermann Healthcare Systems), “B”, 7%, 2027	1,795,000	1,933,341
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Memorial Hermann Healthcare Systems), “B”, 7.25%, 2035	2,050,000	2,215,661
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Texas Children’s Hospital Project), “A”, ETM, 5.375%, 2015 (c)	4,300,000	4,334,099
Harrison County, TX, Health Facilities Development Corp., Hospital Rev. (Good Shepherd Health System), 5.25%, 2028	5,000,000	4,352,450

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Henrico County, VA, Industrial Development Authority Rev. (Bon Secours Health Systems, Inc.), RIBS, FRN, AGM, 11.11%, 2027 (p)	$4,950,000	$5,472,819
Houston County, GA, Hospital Authority Rev. Anticipation Certificates (Houston Healthcare Project), 5.25%, 2042	2,220,000	1,971,160
Idaho Health Facilities Authority Rev. (St. Luke’s Regional Medical Center), 5%, 2035	915,000	872,910
Illinois Finance Authority Rev. (Children’s Memorial Hospital), “A”, ASSD GTY, 5.25%, 2047	750,000	653,048
Illinois Finance Authority Rev. (Edward Hospital), “A”, AMBAC, 5.5%, 2040	3,040,000	2,733,082
Illinois Finance Authority Rev. (KishHealth Systems Obligated Group), 5.75%, 2028	2,990,000	2,919,167
Illinois Finance Authority Rev. (O.S.F. Healthcare Systems) “A”, 7%, 2029	2,975,000	3,084,391
Illinois Finance Authority Rev. (O.S.F. Healthcare Systems) “A”, 7.125%, 2037	2,445,000	2,533,705
Illinois Finance Authority Rev. (Provena Health), “A”, 7.75%, 2034	3,685,000	4,010,275
Illinois Finance Authority Rev. (Resurrection Health), 6.125%, 2025	6,900,000	6,832,104
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.875%, 2038	1,500,000	1,468,185
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	2,455,000	2,426,596
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), “A”, 5.5%, 2030	2,500,000	2,126,550
Illinois Health Facilities Authority Rev. (Decatur Memorial Hospital), 5.75%, 2024	3,000,000	3,000,390
Illinois Health Facilities Authority Rev. (Riverside Health Systems), 5.75%, 2012 (c)	2,625,000	2,842,298
Indiana Finance Authority, Hospital Rev. (Deaconess Hospital, Inc.), “A”, 6.75%, 2039	3,000,000	3,157,110
Indiana Health & Educational Facilities Authority, Hospital Rev. (Clarian Hospital), “B”, 5%, 2033	2,490,000	2,168,964
Indiana Health & Educational Facilities Authority, Hospital Rev. (Community Foundation of Northwest Indiana), “A”, 6.375%, 2011 (c)	185,000	190,421
Indiana Health & Educational Facilities Authority, Hospital Rev. (Community Foundation of Northwest Indiana), “A”, 6.375%, 2011 (c)	380,000	391,134
Indiana Health & Educational Facilities Authority, Hospital Rev. (Community Foundation of Northwest Indiana), “A”, 6.375%, 2021	1,515,000	1,530,195
Indiana Health & Educational Facilities Authority, Hospital Rev. (Community Foundation of Northwest Indiana), “A”, 6.375%, 2031	120,000	120,491

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Indiana Health & Educational Facilities Authority, Hospital Rev. (Deaconess Hospital), “A”, AMBAC, 5.375%, 2034	$2,640,000	$2,466,816
Indiana Health & Educational Facilities Authority, Hospital Rev. (Riverview Hospital), 6.125%, 2012 (c)	250,000	270,363
Indiana Health & Educational Facilities Authority, Hospital Rev. (Riverview Hospital), 5.25%, 2014	400,000	400,452
Indiana Health & Educational Facilities Finance Authority, Hospital Rev. (Clarian Health), “A”, 5%, 2039	1,610,000	1,346,475
Jefferson Parish, LA, Hospital Rev., Hospital Service District No. 1 (West Jefferson Medical Center), “B”, AGM, 5.25%, 2028	3,955,000	3,937,242
Johnson City, TN, Health & Educational Facilities Board Hospital Rev. (Mountain States Health Alliance), “A”, 5.5%, 2036	3,180,000	2,735,213
Kentucky Economic Development Finance Authority (Norton Healthcare), “A”, 6.5%, 2020	3,645,000	3,688,376
Kentucky Economic Development Finance Authority (Norton Healthcare), “A”, 6.625%, 2028	55,000	55,391
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Baptist Healthcare System), “A”, 5.375%, 2024	2,305,000	2,374,450
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Baptist Healthcare System), “A”, 5.625%, 2027	770,000	802,509
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6%, 2030	640,000	599,181
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	4,445,000	4,153,097
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Baptist Health Systems, East Tennessee), 6.375%, 2022	1,000,000	1,042,870
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Covenant Health), Capital Appreciation, “A”, 0%, 2035	3,205,000	659,365
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Covenant Health), Capital Appreciation, “A”, 0%, 2036	2,010,000	379,066
Lake County, OH, Hospital Facilities Rev. (Lake Hospital), “C”, 6%, 2043	1,865,000	1,727,661
Lebanon County, PA, Health Facilities Authority Rev. (Good Samaritan Hospital), 5.9%, 2028	1,700,000	1,509,090
Louisiana Public Facilities Authority Hospital Rev. (Lake Charles Memorial Hospital), 6.375%, 2034	3,990,000	3,613,943
Louisiana Public Facilities Authority, Hospital Rev. (Lafayette General Medical Center), 5.5%, 2040	5,000,000	4,495,650
Louisville & Jefferson County, KY, Metro Government Health Facilities Rev. (Jewish Hospital & St. Mary’s Healthcare), 6.125%, 2037	2,240,000	2,192,870

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	$5,545,000	$4,828,309
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 5.5%, 2032	295,000	241,517
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 5.5%, 2037	310,000	240,486
Macomb County, MI, Hospital Finance Authority Rev. (Mount Clemens General Hospital), 5.75%, 2013 (c)	1,000,000	1,124,040
Marshall County, AL, Health Care Authority Rev., “A”, 5.75%, 2015	1,000,000	1,023,880
Marshall County, AL, Health Care Authority Rev., “A”, 6.25%, 2022	500,000	507,740
Martin County, FL, Health Facilities Authority Rev. (Martin Memorial Medical Center), “A”, 5.75%, 2012 (c)	850,000	928,056
Martin County, FL, Health Facilities Authority Rev. (Martin Memorial Medical Center), “B”, 5.875%, 2012 (c)	2,200,000	2,406,448
Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel Health System), “A”, 6.75%, 2039	1,510,000	1,633,533
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), 5.75%, 2038	2,205,000	1,785,344
Maryland Health & Higher Educational Facilities Authority Rev. (Mercy Medical Center), “A”, 5.5%, 2042	1,530,000	1,275,255
Maryland Health & Higher Educational Facilities Authority Rev. (Washington County Hospital), 6%, 2043	615,000	563,106
Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare System), “C”, 5.75%, 2011 (c)	1,830,000	1,872,218
Massachusetts Health & Educational Facilities Authority Rev. (Quincy Medical Center), “A”, 6.5%, 2038	1,130,000	930,080
Mecosta County, MI, General Hospital Rev., 6%, 2018	270,000	266,301
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), “A”, 6.7%, 2019	750,000	755,370
Miami-Dade County, FL, Health Facilities Authority, Hospital Rev. (Variety Children’s Hospital), “A”, 6.125%, 2042	2,240,000	2,174,547
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	1,240,000	1,192,235
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 2039	7,165,000	6,582,987
Monroe County, MI, Hospital Finance Authority, Hospital Rev. (Mercy Memorial Hospital Corp.), 5.5%, 2035	2,995,000	2,418,522
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), 6%, 2014 (c)	750,000	848,220
Montgomery, AL, Medical Clinic Board Health Care Facility Rev. (Jackson Hospital & Clinic), 5.25%, 2031	585,000	492,453

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Mount Lebanon, PA, Hospital Authority Rev. (St. Clair Memorial Hospital), 5.625%, 2032	$1,710,000	$1,615,762
Nassau County, NY, Industrial Development Agency, Civic Facilities Rev. (North Shore Health System), 5.875%, 2011	65,000	66,308
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	4,385,000	4,273,139
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 2039	495,000	475,631
New Hampshire Health & Education Facilities Authority Rev. (Covenant Health System), 6.5%, 2012 (c)	445,000	468,100
New Hampshire Health & Education Facilities Authority Rev. (Covenant Health System), 6.5%, 2017	140,000	143,809
New Hampshire Health & Education Facilities Authority Rev. (Exeter Hospital), 6%, 2016	1,000,000	1,024,700
New Hampshire Health & Education Facilities Authority Rev. (Exeter Hospital), 6%, 2024	500,000	508,280
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital at Conway), 5.25%, 2036	565,000	445,938
New Jersey Health Care Facilities, Financing Authority Rev. (Palisades Medical Center), 6.5%, 2021	500,000	483,995
New Jersey Health Care Facilities, Financing Authority Rev. (St. Barnabas Health), Capital Appreciation, “B”, 0%, 2036	4,695,000	692,325
New Jersey Health Care Facilities, Financing Authority Rev. (St. Barnabas Health), Capital Appreciation, “B”, 0%, 2038	18,145,000	2,286,996
New Jersey Health Care Facilities, Financing Authority Rev. (St. Joseph’s Healthcare System), 6.625%, 2038	3,000,000	2,881,110
New Jersey Health Care Facilities, Financing Authority Rev. (St. Peter’s University Hospital), 5.75%, 2037	2,830,000	2,377,823
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.5%, 2030	1,475,000	1,567,025
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.25%, 2035	1,395,000	1,456,408
Norman, OK, Regional Hospital Authority Rev., 5.125%, 2037	3,350,000	2,552,633
North Texas Health Facilities Development Corp. Rev. (United Regional Health Care System, Inc.), 6%, 2013 (c)	5,000,000	5,601,600
Northampton County, PA, General Purpose Authority Hospital Rev. (St. Luke’s Hospital), “A”, 5.5%, 2035	740,000	653,331
Ohio County, WV, County Commission Health System Rev. (Ohio Valley Medical Center), 5.75%, 2013	400,000	372,292
Ohio Higher Educational Facility Commission Rev. (University Hospital Health System), 6.75%, 2039	6,000,000	6,181,980

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Oklahoma Development Finance Authority Rev. (Comanche County Hospital), “B”, 6.6%, 2031	$255,000	$250,777
Orange County, FL, Health Facilities Authority Hospital Rev. (Orlando Regional Healthcare), 5.75%, 2012 (c)	2,230,000	2,419,282
Orange County, FL, Health Facilities Authority Rev. (Adventist Health System), 5.625%, 2012 (c)	1,490,000	1,621,314
Palomar Pomerado Health Care District, CA, COP, 6.75%, 2039	3,265,000	3,137,273
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Rev. (Temple University Health System), “A”, 6.625%, 2023	2,665,000	2,664,920
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Rev. (Temple University Health System), “A”, 5.5%, 2030	1,945,000	1,660,816
Rhode Island Health & Educational Building Corp. Rev., Hospital Financing (Lifespan Obligated Group), 6.375%, 2012 (c)	1,730,000	1,858,920
Rhode Island Health & Educational Building Corp. Rev., Hospital Financing (Lifespan Obligated Group), “A”, ASSD GTY, 7%, 2039	7,645,000	8,190,471
Rhode Island Health & Educational Building Corp., Hospital Financing (Lifespan Obligated Group), 6.5%, 2012 (c)	1,500,000	1,618,065
Richmond, IN, Hospital Authority Rev. (Reid Hospital & Health Center Services), “A”, 6.625%, 2039	4,715,000	4,859,468
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 8.25%, 2039	2,325,000	2,625,018
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.625%, 2031	1,095,000	1,042,747
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.75%, 2038	4,195,000	4,001,862
Scottsdale, AZ, Industrial Development Authority, Hospital Rev. (Scottsdale Healthcare), “C”, ASSD GTY, 5%, 2035	1,520,000	1,399,890
Shelby County, TN, Educational & Hospital Facilities Board Hospital Rev. (Methodist Healthcare), 6.375%, 2012 (c)	1,255,000	1,358,500
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6%, 2012 (c)	300,000	323,169
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6%, 2012 (c)	500,000	538,615
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6.375%, 2012 (c)	745,000	806,440
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.625%, 2025	1,000,000	929,610
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.75%, 2032	4,925,000	4,424,817
South Carolina Jobs & Economic Development Authority (Bon Secours-St. Francis Medical Center, Inc.), 5.625%, 2012 (c)	430,000	464,374

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
South Carolina Jobs & Economic Development Authority (Bon Secours-St. Francis Medical Center, Inc.), 5.625%, 2030	$1,625,000	$1,521,423
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Anmed Health), “B”, ASSD GTY, 5.5%, 2038	100,000	96,726
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6%, 2029	1,025,000	964,289
Southwestern, IL, Development Authority Rev. (Anderson Hospital), 5.125%, 2036	645,000	508,079
St. Louis Park, MN, Health Care Facilities Rev. (Nicollet Health Services), 5.75%, 2039	6,445,000	6,011,316
St. Paul, MN, Housing & Redevelopment Authority Healthcare Facilities Rev. (Healthpartners Obligated Group), 5.25%, 2036	1,740,000	1,536,838
Sullivan County, TN, Health, Educational & Housing Facilities Board Hospital Rev. (Wellmont Health Systems Project), “C”, 5.25%, 2026	3,135,000	2,897,586
Sullivan County, TN, Health, Educational & Housing Facilities Board Hospital Rev. (Wellmont Health Systems Project), “C”, 5.25%, 2036	960,000	784,109
Sumner County, TN, Health, Educational & Housing Facilities Board Rev. (Sumner Regional Health Systems, Inc.), “A”, 5.5%, 2046 (d)	2,000,000	150,000
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), 6.25%, 2020	3,000,000	3,001,620
Tom Green County, TX, Health Facilities Rev. (Shannon Health System), 6.75%, 2021	400,000	404,652
Tyler, TX, Health Facilities Development Corp. (East Texas Medical Center), “A”, 5.25%, 2032	1,715,000	1,359,292
Tyler, TX, Health Facilities Development Corp. (East Texas Medical Center), “A”, 5.375%, 2037	1,410,000	1,096,134
Upland, CA, COP (San Antonio Community Hospital), 6.375%, 2032	2,075,000	2,075,477
Upland, CA, COP (San Antonio Community Hospital), 6.5%, 2041	915,000	903,023
Upper Illinois River Valley Development, Health Facilities Rev. (Morris Hospital), 6.625%, 2031	500,000	500,360
Vigo County, IN, Hospital Authority Rev. (Union Hospital), 5.8%, 2047	1,995,000	1,472,330
Wapello County, IA, Hospital Authority Rev. (Ottumwa Regional Health Center), 6.375%, 2012 (c)	750,000	810,825
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 2029	1,450,000	1,469,880
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 2039	3,690,000	3,751,697
Washington Health Care Facilities Authority Rev. (Highline Medical Center), FHA, 6.25%, 2036	5,285,000	5,708,963
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), “A”, 6.25%, 2042	3,955,000	3,650,070

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Weirton, WV, Municipal Hospital Building, Commission Rev. (Weirton Hospital Medical Center), 6.375%, 2031	$400,000	$347,424
West Shore, PA, Hospital Authority Rev. (Holy Spirit Hospital), 6.2%, 2012 (c)	365,000	380,629
West Shore, PA, Hospital Authority Rev. (Holy Spirit Hospital), 6.2%, 2026	885,000	858,326
West Shore, PA, Hospital Authority Rev. (Holy Spirit Hospital), 6.25%, 2032	1,000,000	949,830
West Virginia Hospital Finance Authority, Hospital Rev. (Thomas Health System), 6.5%, 2038	2,110,000	1,883,660
Wichita, KS, Hospital Authority Rev. (Via Christi Health System), 6.25%, 2019	3,095,000	3,193,421
Wichita, KS, Hospital Authority Rev. (Via Christi Health System), 6.25%, 2020	2,465,000	2,542,450
Wisconsin Health & Educational Facilities Authority Rev. (Agnesian Healthcare, Inc.), 6%, 2011 (c)	650,000	658,886
Wisconsin Health & Educational Facilities Authority Rev. (Agnesian Healthcare, Inc.), 6%, 2011 (c)	845,000	856,551
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), 6.875%, 2030	2,750,000	2,807,833
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “B”, 5.125%, 2027 (b)	3,945,000	4,157,044
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2032	1,730,000	1,761,953
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	900,000	932,481
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2018	1,500,000	1,514,535
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	4,155,000	3,556,140
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Services), 6.25%, 2012 (c)	1,000,000	1,060,740
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Services), 5.25%, 2034	1,360,000	1,132,866
Yonkers, NY, Industrial Development Agency, Civic Facilities Rev. (St. John’s Riverside Hospital), 6.8%, 2016	255,000	256,285

		$335,267,734
Healthcare Revenue - Long Term Care - 3.4%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Casa de las Campanas), CHCLI, 6%, 2037	$720,000	$700,445
Bell County, TX, Health Facility Development Corp. (Advanced Living Technologies, Inc.), 8%, 2036	1,615,000	1,305,534

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Bucks County, PA, Industrial Development Authority Retirement Community Rev. (Ann’s Choice, Inc.), “A”, 6.25%, 2035	$1,120,000	$990,405
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), 6.25%, 2039	1,050,000	978,947
Colorado Health Facilities Authority Rev. (Evangelical Lutheran), 6.9%, 2025	195,000	198,627
Colorado Health Facilities Authority Rev. (Evangelical Lutheran), “A”, 6.125%, 2038	890,000	889,324
Cumberland County, PA, Municipal Authority Retirement Community Rev. (Wesley), “A”, 7.25%, 2013 (c)	270,000	302,370
Cumberland County, PA, Municipal Authority Retirement Community Rev. (Wesley), “A”, 7.25%, 2013 (c)	105,000	117,588
Cumberland County, PA, Municipal Authority Rev. (Ashbury Atlantic, Inc.), 6%, 2030	715,000	640,218
Cumberland County, PA, Municipal Authority Rev. (Ashbury Atlantic, Inc.), 6%, 2040	505,000	432,871
Cumberland County, PA, Municipal Authority Rev. (Ashbury Atlantic, Inc.), 6.125%, 2045	850,000	731,808
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.125%, 2029	830,000	831,170
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.375%, 2039	5,045,000	5,002,218
Eden Township, CA, Healthcare District, COP, 6.125%, 2034	2,100,000	1,928,787
Hamden, CT, Facility Rev. (Whitney Center Project), “A”, 7.625%, 2030	345,000	352,911
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 8.75%, 2029	375,000	418,661
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 9%, 2044	1,100,000	1,216,369
Illinois Finance Authority Rev. (Christian Homes, Inc.), 5.5%, 2023	3,355,000	3,084,889
Indiana Health Facilities Financing Authority Rev. (Hoosier Care, Inc.), “A”, 7.125%, 2034	750,000	645,540
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), 9.25%, 2011 (c)	420,000	441,000
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), “A”, 5.5%, 2025	1,205,000	988,823
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community), 6.25%, 2041	2,225,000	2,112,771
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Services), 5.375%, 2035	830,000	732,151
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Services), 5.5%, 2042	1,735,000	1,519,565

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.375%, 2030	$1,915,000	$1,807,530
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.625%, 2040	2,770,000	2,552,112
Palm Beach County, FL, Health Facilities Authority, Retirement Community Rev. (ACTS Retirement - Life Communities, Inc.), 5.5%, 2033	5,000,000	4,438,450
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Germantown Village), “A”, 7.25%, 2034	385,000	341,903
St. John’s County, FL, Industrial Development Authority Rev. (Presbyterian Retirement), “A”, 6%, 2045	6,795,000	6,050,812
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village), 6.125%, 2029	395,000	371,407
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village), 5.125%, 2037	1,600,000	1,255,104
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village), 6.375%, 2044	3,100,000	2,842,886
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Stayton at Museum Way), 8.25%, 2044	4,500,000	4,293,900
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 2030	735,000	717,382
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 2040	2,575,000	2,511,346
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 2029	430,000	427,811
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 2039	1,390,000	1,411,031

		$55,584,666
Human Services - 0.1%
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Rehab Center Project), “B”, 6.5%, 2013	$75,000	$74,942
Nassau County, NY, Industrial Development Civic (Special Needs Facilities), 6.1%, 2012	65,000	64,993
Orange County, FL, Health Facilities Authority Rev. (GF/Orlando Healthcare Facilities), 9%, 2031	1,000,000	965,570

		$1,105,505
Industrial Revenue - Airlines - 0.9%
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “A”, 8.75%, 2029	$1,295,000	$1,416,782

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Airlines - continued
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “B”, 9%, 2035	$970,000	$1,020,256
Dallas Fort Worth, TX, International Airport Facility Improvement Corp. (American Airlines, Inc.), 5.5%, 2030	270,000	183,168
Denver, CO, City & County Airport Rev. (United Airlines), 5.25%, 2032	720,000	579,672
Denver, CO, City & County Airport Rev. (United Airlines), 5.75%, 2032	615,000	528,992
Los Angeles, CA, Regional Airport Lease Rev. (American Airlines, Inc.), “C”, 7%, 2012	160,000	160,003
Los Angeles, CA, Regional Airport Lease Rev. (American Airlines, Inc.), “C”, 7.5%, 2024	1,435,000	1,391,993
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 6.25%, 2029	1,970,000	1,754,758
New York, NY, City Industrial Development Agencies Rev. (American Airlines, Inc.), 7.5%, 2016	1,670,000	1,695,985
New York, NY, City Industrial Development Agencies Rev. (American Airlines, Inc.), 7.625%, 2025	2,865,000	2,871,675
New York, NY, City Industrial Development Agencies Rev. (American Airlines, Inc.), 7.75%, 2031	3,000,000	3,029,430

		$14,632,714
Industrial Revenue - Chemicals - 1.6%
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), 5.7%, 2033 (b)	$4,500,000	$4,629,645
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “A”, 5.95%, 2033	7,310,000	7,057,001
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “B-2”, 4.95%, 2033	2,295,000	2,074,703
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), 6.75%, 2032	1,600,000	1,621,008
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A”, 6.5%, 2029	1,400,000	1,405,656
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A-2”, 6.5%, 2035	6,000,000	5,963,220
Michigan Strategic Fund Ltd. Obligation Rev. (Dow Chemical Co.), 6.25%, 2014	2,870,000	3,081,490
Red River Authority, TX, Pollution Control Rev. (Celanese Project) “B”, 6.7%, 2030	1,000,000	994,540

		$26,827,263

25

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Environmental Services - 0.6%
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc.), “B”, 5.25%, 2023 (b)	$950,000	$984,998
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), “C”, 5.125%, 2023	1,665,000	1,629,469
Carbon County, UT, Solid Waste Disposal Rev. (Laidlaw Environmental), “A”, 7.45%, 2017	2,500,000	2,501,700
Charles City County, VA, Industrial Development Authority, Solid Waste Disposal Facility Rev. (Waste Management, Inc.), 6.25%, 2027 (b)	500,000	517,800
Cobb County, GA, Development Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), “A”, 5%, 2033	1,410,000	1,225,093
Colorado Housing & Finance Authority, Solid Waste Rev. (Waste Management, Inc.), 5.7%, 2018	1,960,000	2,137,909
Gulf Coast Waste Disposal Authority (Waste Management, Inc.), 5.2%, 2028	300,000	283,440

		$9,280,409
Industrial Revenue - Metals - 0.0%
Burns Harbor, IN, Solid Waste Disposal Facilities Rev. (Bethlehem Steel), 8%, 2024 (d)	$3,000,000	$300

Industrial Revenue - Other - 1.9%
California Statewide Communities, Development Authority Environmental Facilities (Microgy Holdings), 9%, 2038 (d)	$133,863	$7,523
Gulf Coast, TX, Industrial Development Authority Rev. (Valero Energy Corp.), 5.6%, 2031	500,000	438,905
Gulf Coast, TX, Industrial Development Authority, Facilities Rev. (Microgy Holdings), 7%, 2036 (d)	123,154	6,927
Hardeman County, TN, Correctional Facilities Corp. (Corrections Corp. of America), 7.375%, 2017	500,000	492,640
Houston, TX, Industrial Development Corp. (United Parcel Service, Inc.), 6%, 2023	315,000	291,249
Illinois Finance Authority Rev. (Navistar International Corp.), 6.5%, 2040	1,125,000	1,111,871
Liberty, NY, Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 2035	6,750,000	6,445,778
Massachusetts Development Finance Agency Rev., Resource Recovery (Fluor Corp.), 5.625%, 2019	11,545,000	11,570,745
Massachusetts Industrial Finance Agency Rev. (Welch Foods, Inc.), 5.6%, 2017	1,300,000	1,303,055
Park Creek Metropolitan District, CO, Rev. (Custodial Receipts), “CR-2”, 7.875%, 2032 (b)(n)	400,000	419,432

26

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Other - continued
Peninsula Ports Authority, VA, Coal Terminal Rev. (Dominion Terminal Associates), 6%, 2033	$470,000	$469,995
Pennsylvania Economic Development Financing Authority Rev. (Amtrak), 6.125%, 2021	550,000	556,072
Pennsylvania Economic Development Financing Authority, Finance Authority Facilities Rev. (Amtrak), “A”, 6.25%, 2031	950,000	953,544
Tooele County, UT, Hazardous Waste Treatment Rev. (Union Pacific Corp.), 5.7%, 2026	7,445,000	7,421,846

		$31,489,582
Industrial Revenue - Paper - 0.8%
Butler, AL, Industrial Development Board, Solid Waste Disposal Rev. (Georgia Pacific Corp.), 5.75%, 2028	$1,760,000	$1,628,669
Delta County, MI, Economic Development Corp., Environmental Improvement Rev. (Mead Westvaco Escanaba), “A”, 6.25%, 2012 (c)	2,400,000	2,544,120
Effingham County, GA, Development Authority, Solid Waste Disposal Rev. (Fort James), 5.625%, 2018	2,565,000	2,482,638
Effingham County, GA, Industrial Development Authority, Pollution Control (Georgia Pacific Corp. Project), 6.5%, 2031	1,125,000	1,128,465
Jay, ME, Solid Waste Disposal Rev. (International Paper Co.), “A”, 5.125%, 2018	1,500,000	1,483,545
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), “A”, 6.125%, 2034	2,055,000	1,798,988
Sabine River Authority Rev., Louisiana Water Facilities (International Paper Co.), 6.2%, 2025	1,250,000	1,260,975
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 2019 (d)	550,000	12,540

		$12,339,940
Miscellaneous Revenue - Entertainment & Tourism - 1.0%
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6%, 2030	$2,015,000	$1,939,155
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6.25%, 2040	3,205,000	3,084,075
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6.375%, 2043	1,010,000	983,619
New York Liberty Development Corp. Rev. (National Sports Museum), “A”, 6.125%, 2019 (d)	233,199	2
New York, NY, City Industrial Development Agency Rev. (Queens Baseball Stadium), ASSD GTY, 6.125%, 2029	585,000	627,530
New York, NY, City Industrial Development Agency Rev. (Queens Baseball Stadium), ASSD GTY, 6.375%, 2039	440,000	461,410

27

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Miscellaneous Revenue - Entertainment & Tourism - continued
New York, NY, City Industrial Development Agency Rev. (Queens Baseball Stadium), ASSD GTY, 6.5%, 2046	$1,750,000	$1,847,633
Pittsburgh & Allegheny County, PA, Sports & Exhibition Authority Rev., AGM, 5%, 2035	3,000,000	2,789,520
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.75%, 2022 (n)	2,850,000	2,705,306
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.5%, 2024 (n)	2,000,000	1,792,300
Seneca Nation Indians, NY, Capital Improvements Authority, Special Obligation, 5%, 2023 (n)	670,000	535,967

		$16,766,517
Miscellaneous Revenue - Other - 1.5%
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2017	$845,000	$833,018
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2019	1,375,000	1,308,491
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2020	1,120,000	1,053,248
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2024	2,230,000	1,922,907
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5.75%, 2034	520,000	417,040
Capital Trust Agency Rev. (Aero Miami FX LLC), “A”, 5.35%, 2029	4,000,000	3,631,280
Cleveland-Cuyahoga County, OH, Port Authority Rev., 7%, 2040	1,105,000	1,087,353
New Orleans, LA, Aviation Board Gulf Opportunity Zone CFC Rev. (Consolidated Rental Car), “A”, 6.25%, 2030	1,810,000	1,818,598
New York Liberty Development Corp., Liberty Rev. (One Bryant Park LLC), 6.375%, 2049	8,025,000	7,950,127
Oklahoma Industries Authority Rev. (Oklahoma Medical Research Foundation Project), 5.5%, 2029	4,400,000	4,415,224
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 2040	415,000	408,040
Toledo-Lucas County, OH, Port Authority (Truckland Ohio Holdings, Inc.), “C”, 5.125%, 2025	135,000	137,863

		$24,983,189
Multi-Family Housing Revenue - 0.3%
Bay County, FL, Housing Finance Authority, Multi-Family Rev. (Andrews Place II Apartments), AGM, 5%, 2035	$545,000	$488,865
Eden Prairie, MN, Multi-Family Rev. (Coll-Rolling Hills), “A”, GNMA, 6%, 2021	200,000	210,728
Indianapolis, IN, Multi-Family Rev. (Cambridge Station Apartments II), FNMA, 5.25%, 2039 (b)	1,375,000	1,300,118

28

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Multi-Family Housing Revenue - continued
Michigan Housing Development Authority, GNMA, 5.2%, 2038	$1,200,000	$1,102,560
MuniMae TE Bond Subsidiary LLC, “A-2”, 4.9%, 2049 (z)	2,000,000	1,560,340
North Charleston, SC, Housing Authority Rev. (Horizon Village), “A”, GNMA, 5.15%, 2048	305,000	277,089

		$4,939,700
Sales & Excise Tax Revenue - 4.0%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 2030	$6,150,000	$6,129,398
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 2034	7,425,000	6,796,994
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 2041	3,845,000	3,449,465
Illinois Sales Tax Rev., “P”, 6.5%, 2022	5,000,000	5,760,650
Massachusetts Bay Transportation Authority, Sales Tax Rev., Capital Appreciation, “A-2”, 0%, 2028	6,930,000	2,836,310
Metropolitan Atlanta, GA, Rapid Transit Authority Rev., 6.25%, 2018	4,580,000	5,175,629
Metropolitan Pier & Expo, IL, McCormick Place Expansion, NATL, 5.25%, 2042	3,340,000	3,172,933
Metropolitan Pier & Exposition Authority, Dedicated State Tax Rev. (McCormick Place), “B”, AGM, 5%, 2050 (u)	20,000,000	16,794,200
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2028	5,900,000	5,751,674
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2032	4,190,000	3,315,296
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2033	2,345,000	1,501,691
State of Illinois, “B”, 5.25%, 2034	1,275,000	1,209,414
Utah Transit Authority Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 2028	2,225,000	825,698
Wyandotte County/Kansas City, KS, Unified Government Special Obligation Rev., Capital Appreciation, “B”, 0%, 2021	3,970,000	2,127,086

		$64,846,438
Single Family Housing - Local - 1.4%
Adams County, CO, Single Family Mortgage Rev., ETM, 8.875%, 2011 (c)	$2,510,000	$2,579,502
Brevard County, FL, Housing Finance Authority Rev., “B”, GNMA, 6.5%, 2022	81,000	85,964
California Rural Home Mortgage Finance Authority Rev., GNMA, 7.3%, 2031	20,000	20,819

29

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Single Family Housing - Local - continued
Chicago, IL, Single Family Mortgage Rev., “A”, GNMA, 5.5%, 2043	$1,465,000	$1,508,232
Chicago, IL, Single Family Mortgage Rev., “B”, GNMA, 6%, 2033	270,000	276,369
Chicago, IL, Single Family Mortgage Rev., “C”, GNMA, 5.5%, 2038	1,220,000	1,266,336
Chicago, IL, Single Family Mortgage Rev., “C”, 5.75%, 2042	1,985,000	2,049,572
Cook County, IL, Single Family Mortgage Rev., Capital Appreciation, “A”, 0%, 2015	155,000	54,638
Denver, CO, Single Family Mortgage Rev., GNMA, 7.3%, 2031	60,000	60,245
Escambia County, FL, Single Family Mortgage Rev., GNMA, 6.95%, 2024	95,000	100,352
Jefferson Parish, LA, Single Family Mortgage Rev., “B-1”, GNMA, 6.625%, 2023	350,000	368,291
Manatee County, FL, Housing Finance Mortgage Rev., Single Family, Sub-Series 2, GNMA, 6.5%, 2023	50,000	52,498
Manatee County, FL, Housing Finance Mortgage Rev., Single Family, Sub-Series 3, GNMA, 5.3%, 2028	235,000	227,720
Manatee County, FL, Housing Finance Mortgage Rev., Single Family, Sub-Series 3, GNMA, 5.4%, 2029	185,000	184,845
Nortex, TX, Housing Finance Corp., Single Family Mortgage Rev., “A”, 5.5%, 2038	2,315,000	2,384,080
Oklahoma County, OK, Home Finance Authority, Single Family Mortgage Rev., “A”, GNMA, 5.4%, 2038	1,490,000	1,501,399
Permian Basin Housing Finance Corp., TX, Single Family Mortgage Backed Securities (Mortgage Backed Project) “A”, GNMA, 5.65%, 2038	1,250,000	1,262,775
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 5.9%, 2035	415,000	426,350
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 6.25%, 2035	205,000	215,332
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 5.8%, 2036	1,715,000	1,759,984
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 5.45%, 2038	2,345,000	2,394,855
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-1”, GNMA, 5.75%, 2037	115,000	115,452
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-3”, GNMA, 6%, 2035	485,000	501,514
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-3”, GNMA, 5.5%, 2037	810,000	838,366
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-4”, GNMA, 5.85%, 2037	195,000	200,224
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-5”, GNMA, 5.8%, 2027	585,000	608,447

30

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Single Family Housing - Local - continued
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-5”, GNMA, 5.7%, 2036	$1,365,000	$1,416,106
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-5”, GNMA, 5.9%, 2037	265,000	272,248
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “B-2”, GNMA, 6.45%, 2033	490,000	508,159

		$23,240,674
Single Family Housing - State - 0.9%
California Housing Finance Agency Rev., “G”, 5.5%, 2042	$2,855,000	$2,851,060
California Housing Finance Agency Rev., Home Mortgage, Capital Appreciation, NATL, 0%, 2028	1,595,000	562,046
Colorado Housing & Finance Authority Rev., 6.05%, 2016	65,000	68,166
Colorado Housing & Finance Authority Rev., 7.45%, 2016	70,000	74,109
Colorado Housing & Finance Authority Rev., 6.8%, 2030	85,000	85,626
Colorado Housing & Finance Authority Rev., “B-2”, 6.1%, 2023	60,000	60,478
Colorado Housing & Finance Authority Rev., “B-3”, 6.55%, 2025	9,000	9,061
Colorado Housing & Finance Authority Rev., “B-3”, 6.55%, 2033	60,000	63,095
Colorado Housing & Finance Authority Rev., “C-2”, 5.9%, 2023	380,000	393,422
Colorado Housing & Finance Authority Rev., “C-2”, FHA, 6.6%, 2032	335,000	357,613
Colorado Housing & Finance Authority Rev., “C-3”, 6.75%, 2021	75,000	78,408
Colorado Housing & Finance Authority Rev., “C-3”, FHA, 6.375%, 2033	35,000	35,801
Colorado Housing & Finance Authority Rev., Single Family Program, “C-2”, 8.4%, 2021	60,000	63,010
Colorado Housing & Finance Authority, “B-2”, 7.25%, 2031	115,000	116,877
Delaware Housing Authority Rev. (Single Family), “C”, 6.25%, 2037	1,065,000	1,112,648
Iowa Finance Authority Single Family Mortgage Rev. (Mortgage Backed Securities), “A”, GNMA, 5.3%, 2033	630,000	635,116
Louisiana Housing Finance Agency, Single Family Mortgage Rev., GNMA, 6.375%, 2033	280,000	283,674
Mississippi Home Corp., Single Family Rev., “A”, GNMA, 6.1%, 2034	1,095,000	1,166,427
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), GNMA, 7.45%, 2031	55,000	56,578
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), GNMA, 6.35%, 2032	75,000	77,171
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), GNMA, 6.85%, 2032	175,000	181,206
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), GNMA, 6.75%, 2034	180,000	189,346
New Hampshire Housing Finance Authority Rev., 6.85%, 2030	365,000	391,167
New Hampshire Housing Finance Authority Rev., “B”, 5.875%, 2030	75,000	75,430

31

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Single Family Housing - State - continued
New Hampshire Housing Finance Authority Rev., “B”, 6.3%, 2031	$45,000	$45,326
New Hampshire Housing Finance Authority Rev., “B”, 6.5%, 2035	185,000	192,369
New Mexico Mortgage Finance Authority Rev., GNMA, 6.25%, 2032	620,000	662,365
New Mexico Mortgage Finance Authority Rev., GNMA, 5.95%, 2037	1,025,000	1,077,029
New Mexico Mortgage Finance Authority Rev., “B-2”, GNMA, 6.35%, 2033	300,000	304,230
New Mexico Mortgage Finance Authority Rev., “I”, GNMA, 5.75%, 2038	1,315,000	1,379,764
Ohio Housing Finance Agency Mortgage Rev., Residential Mortgage Backed, “C”, GNMA, 5.9%, 2035	110,000	111,289
Oregon Health & Community Services (Single Family Mortgage), “B”, 6.25%, 2031	1,150,000	1,217,321
Texas Affordable Housing Corp. (Single Family Mortgage), “B”, GNMA, 5.25%, 2039	480,000	458,189

		$14,435,417
Solid Waste Revenue - 0.3%
Delaware County, PA, Industrial Development Authority, Resource Recovery Facilities Rev. (American Ref-Fuel Co.), “A”, 6.2%, 2019	$1,750,000	$1,735,353
Massachusetts Development Finance Agency, Resource Recovery Rev. (Ogden Haverhill Associates), “A”, 6.7%, 2014	975,000	977,672
Massachusetts Development Finance Agency, Resource Recovery Rev. (Ogden Haverhill Associates), “A”, 5.6%, 2019	1,000,000	1,002,040
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 2032	575,000	586,167

		$4,301,232
State & Agency - Other - 0.2%
Commonwealth of Puerto Rico (Mepsi Campus), “A”, 6.25%, 2024	$600,000	$569,634
Commonwealth of Puerto Rico (Mepsi Campus), “A”, 6.5%, 2037	1,200,000	1,083,000
Massachusetts Development Finance Agency (Visual & Performing Arts), 6%, 2021	1,000,000	1,129,490

		$2,782,124
State & Local Agencies - 6.4%
California Public Works Board Lease Rev. (Various Capital Projects), “G-1”, 5.75%, 2030	$2,950,000	$2,889,112
Delaware Valley, PA, Regional Finance Authority, AMBAC, 5.5%, 2018	7,840,000	8,384,488
Delaware Valley, PA, Regional Finance Authority, “B”, FRN, AMBAC, 0.861%, 2018	250,000	250,000

32

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
State & Local Agencies - continued
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 0.958%, 2037	$7,000,000	$4,437,580
Delaware Valley, PA, Regional Finance Authority, RITES, FRN, AMBAC, 9.836%, 2018 (p)	900,000	1,025,010
FYI Properties Lease Rev. (Washington State Project), 5.5%, 2034	2,255,000	2,259,217
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, AGM, 4.55%, 2022	3,415,000	3,281,781
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, AMBAC, 5%, 2029	10,000,000	8,836,300
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, FGIC, 5%, 2035	1,000,000	835,570
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, FGIC, 5%, 2038	7,135,000	5,836,787
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, 5%, 2045	6,260,000	5,006,185
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A-1”, AMBAC, 4.6%, 2023	995,000	891,590
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “B”, 5.5%, 2013 (c)	5,000,000	5,480,800
Guam Government Department of Education (John F. Kennedy High School), “A”, COP, 6.875%, 2040	590,000	550,913
Illinois Dedicated Tax Rev. (Civic Center), AMBAC, 6.25%, 2011	1,000,000	1,035,080
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 2039	2,580,000	2,632,684
Manassas Park, VA, Economic Development Authority Lease Rev., “A”, 6%, 2035	845,000	806,527
Mississippi Development Bank (Harrison County Coliseum), “A”, 5.25%, 2034	3,755,000	3,655,943
New York Dormitory Authority Rev. (City University), 5.75%, 2013	3,850,000	4,036,109
New York Metropolitan Transportation Authority, “A”, 5.125%, 2029	5,195,000	5,209,702
Pennsylvania Convention Center Authority Rev., ETM, FGIC, 6.7%, 2016 (c)	20,855,000	23,961,769
Philadelphia, PA, Municipal Authority Rev., 6.5%, 2034	1,020,000	1,035,198
San Bernardino, CA, Joint Powers Financing Authority Lease Rev. (California Department of Transportation), 5.5%, 2014	8,210,000	8,232,003
Tennessee School Bond Authority, “B”, 5.125%, 2033	1,500,000	1,543,380
West Valley City, Utah Municipal Building Lease Rev., “A”, AMBAC, 5.5%, 2012 (c)	2,000,000	2,133,540

		$104,247,268

33

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Student Loan Revenue - 0.2%
Access to Loans for Learning, CA, Student Loan Rev., 7.95%, 2030	$650,000	$610,090
Massachusetts Educational Financing Authority, Education Loan Rev., “H”, ASSD GTY, 6.35%, 2030	3,070,000	3,085,135
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 2022	225,000	233,190

		$3,928,415
Tax - Other - 0.5%
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5%, 2047	$7,500,000	$6,137,175
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 2037	2,200,000	2,232,560

		$8,369,735
Tax Assessment - 0.8%
Baltimore, MD, Special Obligation, “A”, 7%, 2038	$1,285,000	$1,235,065
Capital Region Community Development District, FL, Capital Improvement Rev., “A”, 7%, 2039	905,000	736,299
Fishhawk Community Development District, FL, 7.04%, 2014	35,000	34,088
Glendale, CA, Redevelopment Agency, Tax Allocation Rev. (Central Glendale Redevelopment Project), 5.5%, 2024	2,250,000	2,069,168
Heritage Harbour North Community Development District, FL, Capital Improvement Rev., 6.375%, 2038	865,000	677,373
Homestead 50, FL, Community Development District, Special Assessment, “A”, 6%, 2037	1,770,000	1,076,018
Homestead 50, FL, Community Development District, Special Assessment, “B”, 5.9%, 2013	700,000	427,287
Katy, TX, Development Authority Rev., “B”, 6%, 2018	475,000	443,251
Killarney Community Development District, FL, Special Assessment, “B”, 5.125%, 2009 (d)	105,000	50,400
Lancaster County, SC, Assessment Rev. (Sun City Carolina Lakes), 5.45%, 2037	45,000	34,256
Main Street Community Development District, FL, “A”, 6.8%, 2038	585,000	438,844
Main Street Community Development District, FL, “B”, 6.9%, 2017	1,210,000	1,085,164
Massachusetts Bay Transportation Authority Rev., “A”, 5.25%, 2034	2,000,000	2,054,340
Noblesville, IN, Redevelopment Authority Lease Rental, 5.25%, 2025	2,000,000	2,067,300
Parkway Center Community Development District, FL, Special Assessment, “B”, 5.625%, 2014	665,000	545,998
Tolomato Community Development District, FL, Special Assessment, 6.65%, 2040	660,000	454,047
Tuscany Reserve Community Development District, FL, Special Assessment, “B”, 5.25%, 2016	155,000	126,565
Washington County, PA, Redevelopment Authority (Victory Centre Project), “A”, 5.45%, 2035	120,000	94,651

		$13,650,114

34

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tobacco - 3.4%
Badger, WI, Tobacco Asset Securitization Corp., 6.125%, 2012 (c)	$1,660,000	$1,728,110
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	8,605,000	6,544,016
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.75%, 2034	5,000,000	3,436,150
Buckeye, OH, Tobacco Settlement Financing Authority, Capital Appreciation, “A-3”, 0% to 2012, 6.25% to 2037	8,900,000	5,527,167
District of Columbia, Tobacco Settlement, 6.25%, 2024	980,000	981,793
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 6.25%, 2013 (c)	2,070,000	2,234,958
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 2047	4,760,000	3,172,064
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Asset Backed, “A-1”, 5%, 2033	475,000	316,550
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	5,745,000	5,576,959
Inland Empire, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Asset Backed, Capital Appreciation, “C-1”, 0%, 2036	1,580,000	106,350
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, “B”, 5.6%, 2034	3,070,000	2,422,077
Louisiana Tobacco Settlement Authority Rev., “2001-B”, 5.5%, 2030	1,500,000	1,420,170
Louisiana Tobacco Settlement Authority Rev., “2001-B”, 5.875%, 2039	2,585,000	2,355,762
New Jersey Tobacco Settlement Financing Corp., 5.75%, 2012 (c)	2,000,000	2,092,260
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 2034	2,930,000	1,788,560
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	8,350,000	5,029,289
Railsplitter Tobacco Settlement Authority, IL, 5.5%, 2023	3,970,000	3,803,379
Silicon Valley Tobacco Securitization Authority, CA, Tobacco Settlement Rev. (Santa Clara), Capital Appreciation, “A”, 0%, 2036	4,405,000	354,647
Silicon Valley Tobacco Securitization Authority, CA, Tobacco Settlement Rev. (Santa Clara), Capital Appreciation, “A”, 0%, 2041	3,600,000	158,904
South Carolina Tobacco Settlement Authority Rev., “B”, 6.375%, 2011 (c)	2,000,000	2,031,740
Washington Tobacco Settlement Authority Rev., 6.5%, 2026	185,000	186,343
Washington Tobacco Settlement Authority Rev., 6.625%, 2032	4,485,000	4,387,272

		$55,654,520
Toll Roads - 1.8%
E-470 Public Highway Authority Rev., CO, “C”, 5.375%, 2026	$1,495,000	$1,348,894
Illinois Toll Highway Authority Rev., “B”, 5.5%, 2033	5,645,000	5,587,986
Mid-Bay Bridge Authority, FL, Springing Lien Rev., “A”, 7.25%, 2040	6,920,000	6,878,203
North Texas Tollway Authority Rev., 6%, 2043	3,470,000	3,378,461

35

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Toll Roads - continued
Northwest Parkway, CO, Public Highway Authority Rev., Capital Appreciation, “C”, ETM, AGM, 0% to 2011, 5.35% to 2016 (c)	$1,000,000	$1,145,080
Pennsylvania Turnpike Commission, Capital Appreciation, “C”, AGM, 0% to 2016, 6.25% to 2033	10,965,000	8,399,738
Texas Private Activity Bond, Surface Transportation Corp., 7%, 2040	2,470,000	2,511,570

		$29,249,932
Transportation - Special Tax - 1.8%
Jacksonville, FL, Transportation Authority Rev., ETM, 9.2%, 2015 (c)	$1,475,000	$1,732,550
New Jersey Transportation Trust Fund Authority Rev., AGM, 5.5%, 2011 (u)	15,000,000	15,495,600
New Jersey Transportation Trust Fund Authority Rev., “D”, 5.25%, 2023	7,500,000	7,631,700
New York Metropolitan Transportation Authority Rev., ETM, 5.75%, 2013 (c)	3,120,000	3,252,194
Pennsylvania Turnpike Commission Oil Franchise Tax Rev., “A”, ETM, AMBAC, 5.25%, 2018 (c)	1,150,000	1,177,163

		$29,289,207
Universities - Colleges - 11.7%
Alcorn State University, MS, Educational Building Corp. Rev. (Student Housing Project), “A”, 5.125%, 2034	$2,500,000	$2,412,350
Alcorn State University, MS, Educational Building Corp. Rev. (Student Housing Project), “A”, 5.25%, 2039	1,625,000	1,564,599
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 5.9%, 2028	1,195,000	1,192,383
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 6%, 2038	1,725,000	1,673,043
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 5.75%, 2040	1,700,000	1,590,384
Amherst, NY, Industrial Development Agency, Civic Facility Rev. (Daemen College Project), “A”, 6%, 2011 (c)	1,000,000	1,047,540
Anderson, IN, Economic Development Rev. (Anderson University Project), 5%, 2028	2,415,000	1,938,351
Anderson, IN, Economic Development Rev. (Anderson University Project), 5%, 2032	400,000	303,792
Bourbonnais, IL, Industrial Project Rev. (Olivet Nazarene University), 6%, 2035	1,150,000	1,162,443
California Educational Facilities Authority Rev. (California Lutheran University), 5.75%, 2038	2,640,000	2,425,658
California Educational Facilities Authority Rev. (Claremont Graduate University), “A”, 5%, 2042	5,800,000	4,689,184

36

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
California Educational Facilities Authority Rev. (University Financing Project), 5%, 2026	$1,620,000	$1,354,174
California Educational Facilities Authority Rev. (University of San Francisco), 6.125%, 2036	925,000	932,391
California Educational Facilities Authority Rev. (University of Southern California), “A”, 5.25%, 2038	4,610,000	4,644,022
California Municipal Finance Authority Rev. (Biola University), 5.8%, 2028	1,785,000	1,758,029
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 2040	850,000	793,985
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.4%, 2027	245,000	209,245
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.5%, 2038	280,000	224,118
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 7.5%, 2042	925,000	917,156
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 2040	3,000,000	2,793,900
Delaware County, PA, Authority College Rev. (Neumann College), 6%, 2025	490,000	491,166
District of Columbia Rev. (Georgetown University), Capital Appreciation, BHAC, 0% to 2018, 5% to 2040	11,570,000	6,433,730
Douglas County, NE, Educational Facilities Rev. (Creighton University), “A”, 5.875%, 2040	7,355,000	7,382,802
Florida Higher Educational Facilities, Financial Authority Rev. (Rollins College), 5%, 2037	1,000,000	931,740
Florida State University Board of Governors, System Improvement Rev., 6.25%, 2030	2,185,000	2,421,810
Forest Grove, OR, Student Housing Rev. (Oak Tree Foundation, Inc.), 5.5%, 2037	2,470,000	2,061,586
Grand Valley, MI, State University Rev., 5.5%, 2027	985,000	1,015,781
Grand Valley, MI, State University Rev., 5.625%, 2029	480,000	491,971
Harris County, TX, Cultural Education Facilities Rev. (Baylor College of Medicine), “D”, 5.625%, 2032	8,235,000	7,394,371
Houston, TX, Community College Systems, COP, NATL, 7.875%, 2012 (c)	1,650,000	1,794,029
Illinois Finance Authority Rev. (Illinois Institute of Technology), “A”, 5%, 2031	2,745,000	1,884,580
Illinois Finance Authority Rev. (Illinois Institute of Technology), “A”, 5%, 2036	5,705,000	3,738,258
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 2029	5,300,000	5,127,909

37

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
Illinois Finance Authority Rev. (Roosevelt University Project), 6.5%, 2039	$1,225,000	$1,185,200
Louisville & Jefferson County, KY, Metro Government College Rev. (Bellarmine University, Inc. Project), 6.125%, 2039	3,000,000	2,919,570
Lubbock, TX, Educational Facilities Authority Rev. (Lubbock Christian University), 5.125%, 2027	2,280,000	2,017,481
Lubbock, TX, Educational Facilities Authority Rev. (Lubbock Christian University), 5.25%, 2037	2,995,000	2,496,213
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 2030	540,000	500,812
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 2039	645,000	584,370
Massachusetts Development Finance Agency Rev. (Boston University), SYNCORA, 6%, 2059	6,225,000	6,389,963
Massachusetts Development Finance Agency Rev. (Emerson College), “A”, 5%, 2040	4,500,000	3,881,250
Massachusetts Development Finance Agency Rev. (Olin College), “B”, SYNCORA, 5.25%, 2033	3,750,000	3,648,975
Massachusetts Development Finance Agency Rev. (Simmons College), SYNCORA, 5.25%, 2026	880,000	837,003
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 2033	420,000	370,553
Massachusetts Development Finance Agency Rev. (Suffolk University), 5.125%, 2040	1,440,000	1,201,752
Massachusetts Health & Educational Facilities Authority Rev. (Harvard University), 5.5%, 2036 (u)	25,000,000	26,413,250
Massachusetts Health & Educational Facilities Authority Rev. (Simmons College), “I”, 8%, 2029	2,030,000	2,236,207
Massachusetts Health & Educational Facilities Authority Rev. (Springfield College), 5.625%, 2040	2,110,000	1,930,587
Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University), “A”, 6.25%, 2030	4,055,000	4,103,903
Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University), “A”, 5.75%, 2039	3,925,000	3,740,643
Massachusetts Health & Educational Facilities Authority Rev. (Wheaton College), “F”, 5%, 2041	2,000,000	1,789,280
Miami-Dade County, FL, Educational Facilities Authority Rev. (University of Miami), “A”, 5.75%, 2028	875,000	880,259
Michigan Higher Education Facilities Authority Rev. (College for Creative Studies), 6.125%, 2037	3,465,000	3,255,298
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 7.5%, 2032	4,195,000	4,550,652

38

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
Pennsylvania Higher Educational Facilities Authority Rev. (Lasalle University), 5.5%, 2034	$2,420,000	$2,161,786
Pennsylvania Higher Educational Facilities Authority Rev. (Lasalle University), “A”, 5.25%, 2027	1,210,000	1,116,007
Pennsylvania Higher Educational Facilities Authority Rev. (Saint Josephs University), “A”, 5%, 2040	3,500,000	3,107,790
San Leanna, TX, Educational Facilities Corp., Higher Education Rev. (St. Edwards University), 5.125%, 2036	930,000	769,556
St. Joseph County, IN, Educational Facilities Rev. (University of Notre Dame), 6.5%, 2026	1,000,000	1,264,360
Troy, NY, Capital Resource Corp. Rev. (Rensselaer Polytechnic Institute) “A”, 5.125%, 2040	12,395,000	11,220,326
Tulsa, OK, Industrial Authority Rev. (University of Tulsa), 6%, 2027	4,670,000	5,026,601
University of California, “A”, NATL, 4.5%, 2037	8,375,000	6,761,138
University of Southern Indiana Rev. (Student Fee), “J”, ASSD GTY, 5.75%, 2028	1,875,000	1,988,588
University of Southern Mississippi Educational Building Corp. Rev. (Campus Facilities Project), 5.25%, 2032	1,665,000	1,698,933
University of Southern Mississippi Educational Building Corp. Rev. (Campus Facilities Project), 5.375%, 2036	610,000	616,747
Upland, IN, Economic Development Rev. (Taylor University), 6%, 2018	435,000	451,456
Upland, IN, Economic Development Rev. (Taylor University), 6.25%, 2023	520,000	533,224
Washington Higher Education Facilities Authority Rev. (Whitworth University), 5.875%, 2034	2,165,000	2,058,027
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), “A”, 6.125%, 2035	630,000	572,229
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), “A”, 6.125%, 2039	1,265,000	1,133,782

		$190,210,251
Universities - Dormitories - 1.1%
Bowling Green, OH, Student Housing Rev. (State University Project), 6%, 2045	$3,975,000	$3,607,909
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 5.625%, 2033	1,025,000	814,137
California Statewide Communities Development Authority Rev. (Student Housing, SUCI East Campus), 6%, 2040	1,655,000	1,545,290
Georgia Private College & University Authority Rev. (Mercer Housing Corp.), “A”, 6%, 2021	1,000,000	1,002,170
Illinois Finance Authority Student Housing Rev. (Illinois State University), 6.75%, 2031	2,730,000	2,709,279

39

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Dormitories - continued
Illinois Finance Authority Student Housing Rev. (Northern Illinois University Project), 6.625%, 2031	$4,210,000	$4,124,579
Maryland Economic Development Corp. Student Housing (University of Maryland-College Park), 5.875%, 2043	1,035,000	966,514
Pennsylvania Higher Education Facilities Authority Rev. (East Stroudsburg University), 5%, 2042	2,275,000	1,790,835
Pennsylvania Higher Education Facilities Authority Rev. (Edinboro University Foundation), 5.8%, 2030	510,000	486,107
Pennsylvania Higher Education Facilities Authority Rev. (Edinboro University Foundation), 6%, 2043	895,000	849,794

		$17,896,614
Universities - Secondary Schools - 2.2%
California Statewide Communities Development Authority Rev. (Aspire Public Schools), 6.125%, 2046	$5,045,000	$4,628,535
California Statewide Communities Development Authority Rev. (Escondido Charter High School), 7.5%, 2011 (c)	500,000	521,575
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.125%, 2040	2,355,000	2,008,368
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.25%, 2045	1,425,000	1,224,346
Colorado Educational & Cultural Facilities Authority Rev. (Academy of Charter Schools Project), 5.625%, 2040	1,815,000	1,688,912
Colorado Educational & Cultural Facilities Authority Rev. (Twin Peaks Charter Academy), 7%, 2038	4,330,000	4,645,744
District of Columbia Rev. (Gonzaga College High School), AGM, 5.25%, 2032	3,015,000	2,773,408
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School),”A”, 6%, 2030	2,425,000	2,082,226
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School),”A”, 6%, 2040	5,130,000	4,205,625
La Vernia, TX, Higher Education Finance Corp. Rev. (KIPP, Inc.), “A”, 6.25%, 2039	1,470,000	1,439,292
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 2041	4,230,000	4,189,434
Maryland Health & Higher Educational Facilities Authority Rev. (Washington Christian Academy), 5.5%, 2038 (d)	100,000	40,000
Massachusetts Development Finance Agency Rev. (Dexter School), 5%, 2037	3,000,000	2,679,900
Michigan Municipal Bond Authority Rev. (YMCA Service Learning Academy), 7.625%, 2021	400,000	401,076

40

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Secondary Schools - continued
Philadelphia, PA, Authority for Industrial Development Rev. (Global Leadership Academy Project), 5.75%, 2030	$480,000	$419,251
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School), 6%, 2035	415,000	391,698
San Juan, TX, Higher Education Finance Authority Education Rev. (Idea Public Schools), “A”, 6.7%, 2040	2,795,000	2,784,016

		$36,123,406
Utilities - Investor Owned - 5.7%
Apache County, AZ, Industrial Development Authority, Pollution Control Rev. (Tucson Electric Power Co.), 5.875%, 2033	$1,000,000	$970,590
Brazos River Authority, TX, Pollution Control Rev. (TXU Energy Co. LLC), 5%, 2041	2,460,000	539,109
California Pollution Control Financing Authority, Water Facilities Rev. (American Water Capital Corp. Project), 5.25%, 2040	3,000,000	2,768,460
California Statewide Communities Development Authority, Pollution Control Rev., “A”, 4.5%, 2029	6,000,000	5,369,280
Chautauqua County, NY, Industrial Development Agency, Exempt Facilities Rev. (Dunkirk Power), 5.875%, 2042	230,000	212,074
Chula Vista, CA, Industrial Development Rev. (San Diego Gas), 5.875%, 2034	1,840,000	1,894,446
Delaware Economic Development Authority Rev. (Indian River Power LLC), 5.375%, 2045	7,400,000	6,251,372
Farmington, NM, Pollution Control Rev. (Arizona Public Service Co.), “A”, 4.7%, 2024	5,990,000	5,643,119
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “D”, 5.9%, 2040	9,975,000	9,469,966
Hawaii Department of Budget & Finance Special Purpose Rev. (Hawaiian Electric Co. & Subsidiary), 6.5%, 2039	3,655,000	3,617,207
Hawaii Department of Budget & Finance Special Purpose Rev. (Hawaiian Electric Co. & Subsidiary), “B”, SYNCORA, 5%, 2022	4,000,000	3,802,840
Louisiana Public Facilities Authority Rev. (Entergy Gulf States Louisiana LLC), “A”, 5%, 2028	10,000,000	9,749,900
Maricopa County, AZ, Pollution Control Rev. (El Paso Electric), “B”, 7.25%, 2040	1,710,000	1,844,081
Maryland Economic Development Corp., Pollution Control Rev. (Potomac Electric Power Co.), 6.2%, 2022	1,455,000	1,636,482
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 2042 (b)	670,000	692,231
Matagorda County, TX, Navigation District No. 1 Rev. (Centerpoint Energy, Inc.), “A”, AMBAC, 5.25%, 2026	1,685,000	1,597,127

41

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Investor Owned - continued
Matagorda County, TX, Pollution Control Rev. (Central Power & Light Co.), “A”, 6.3%, 2029	$2,045,000	$2,070,910
Matagorda County, TX, Pollution Control Rev. (Reliant Energy), 5.95%, 2030	750,000	687,630
Mecklenburg County, VA, Industrial Development Authority Rev. (UAE Mecklenburg LP), 6.5%, 2017	700,000	703,199
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 2020	985,000	1,075,719
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 2029 (b)	1,970,000	2,156,697
New Hampshire Industrial Development Authority, Pollution Control Rev. (Connecticut Light & Power), 5.9%, 2016	4,000,000	4,059,480
New Hampshire Industrial Development Authority, Pollution Control Rev. (Connecticut Light & Power), 5.9%, 2018	1,000,000	1,014,250
New Jersey Economic Development Authority, Water Facilities Rev. (New Jersey American Water Co.), “A”, 5.7%, 2039	5,000,000	4,705,600
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “B”, 5.625%, 2039	1,670,000	1,613,671
Pennsylvania Economic Development Financing Authority (Allegheny Energy Supply Co. LLC), 7%, 2039	4,580,000	4,798,787
Pima County, AZ, Industrial Development Authority Pollution Control Rev. (Tucson Electric Power Co.), “A”, 4.95%, 2020	4,135,000	3,953,846
Pima County, AZ, Industrial Development Authority Rev. (Tucson Electric Power Co.), 5.75%, 2029	3,715,000	3,624,205
Pima County, AZ, Industrial Development Authority, Industrial Rev. (Tucson Electric Power Co.), “A”, 5.25%, 2040	4,485,000	3,927,649
Sabine River Authority, TX, Pollution Control Rev. (TXU Electric Co. LLC), 5.75%, 2030 (b)	1,500,000	1,415,940
Sabine River Authority, TX, Pollution Control Rev. (TXU Electric Co. LLC) “A”, 5.5%, 2022 (b)	500,000	462,530

		$92,328,397
Utilities - Municipal Owned - 5.9%
Austin, TX, Utility Systems Rev., AMBAC, 6.75%, 2011	$1,500,000	$1,553,145
Austin, TX, Utility Systems Rev., AMBAC, 6.75%, 2012	2,500,000	2,723,650
Georgia Municipal Electric Authority Power Rev., AMBAC, 6.5%, 2014 (c)	145,000	166,328
Georgia Municipal Electric Authority Power Rev., NATL, 6.375%, 2016	2,000,000	2,267,640
Georgia Municipal Electric Authority Power Rev., AMBAC, 6.5%, 2017	8,000,000	9,191,360
Georgia Municipal Electric Authority Power Rev., NATL, 6.5%, 2020	7,350,000	8,411,561

42

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Municipal Owned - continued
Georgia Municipal Electric Authority Power Rev., ETM, AMBAC, 6.5%, 2017 (c)	$365,000	$418,757
Harris County, TX, Cultural Education Facilities Financial Corp., Thermal Utilities Rev. (Teco Project), “A”, 5.25%, 2035	1,560,000	1,557,769
Intermountain Power Agency, UT, “A”, ETM, 6.15%, 2014 (c)	26,485,000	28,083,370
Mercer County, ND, Pollution Control Rev. (Antelope Valley Station), AMBAC, 7.2%, 2013	2,860,000	2,991,531
North Carolina Eastern Municipal Power Agency, “A”, NATL, 6.5%, 2018	9,250,000	10,805,665
North Carolina Municipal Power Agency, Catawba Electric Rev., “A”, NATL, 5.25%, 2019 (u)	10,000,000	10,400,400
Northern California Transmission Agency, NATL, 7%, 2013	4,000,000	4,292,920
Philadelphia, PA, Gas Works Rev., 5.25%, 2040	2,220,000	2,008,279
Piedmont, SC, Municipal Power Agency, FGIC, 6.25%, 2021	4,150,000	4,813,170
Washington Public Power Supply System Rev. (Nuclear Project #3), 7.125%, 2016	5,145,000	6,366,269
Wyoming Municipal Power Agency, Power Supply, “A”, 5%, 2036	1,000,000	958,830

		$97,010,644
Utilities - Other - 2.3%
California M-S-R Energy Authority Gas Rev., “A”, 7%, 2034	$595,000	$651,180
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 2039	1,810,000	1,831,105
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 2022	4,545,000	4,544,864
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 2026	845,000	815,991
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 2028	1,740,000	1,607,986
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 2038	3,725,000	3,698,664
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2032	5,645,000	4,812,419
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2037	10,020,000	8,295,257
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2017	1,575,000	1,585,127
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	1,500,000	1,478,910
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	1,665,000	1,623,109
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2023	2,385,000	2,266,728
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2024	2,215,000	2,087,527
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2026	2,605,000	2,416,554

		$37,715,421

43

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Water & Sewer Utility Revenue - 4.0%
Atlanta, GA, Water & Wastewater Rev., “A”, 6%, 2022	$2,770,000	$3,075,199
California Department of Water Resources Center (Central Valley Project Rev.), “AF”, 5%, 2028 (u)	23,825,000	24,744,169
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2038	3,580,000	3,361,083
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	1,290,000	1,192,605
Dallas, TX, Waterworks & Sewer System Rev., 5%, 2039	10,000,000	10,022,400
Detroit, MI, Sewer Disposal System Rev., “B”, AGM, 7.5%, 2033	3,835,000	4,383,635
Los Angeles County, CA, Sanitation Districts Financing Authority Rev., AMBAC, 4.5%, 2038	7,840,000	6,168,434
Massachusetts Water Resources Authority, “B”, AGM, 5.25%, 2029	4,215,000	4,595,319
Massachusetts Water Resources Authority, ETM, 6.5%, 2019 (c)	5,965,000	7,121,136
New York Environmental Facilities, ETM, 5%, 2016 (c)	570,000	571,613

		$65,235,593
Total Municipal Bonds (Identified Cost, $1,621,733,344)		$1,602,565,579

Common Stocks - 0.0%
Containers - 0.0%
Smurfit-Stone Container Enterprises (Identified Cost, $0)	480	$18,552

Floating Rate Demand Notes - 0.1%
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “B”, 0.17%, due 4/01/11 , at Identified Cost	$1,500,000	$1,500,000

Money Market Funds (v) - 3.6%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value	59,836,742	$59,836,742
Total Investments (Identified Cost, $1,683,070,086)		$1,663,920,873

Other Assets, Less Liabilities - (1.9)%		(31,427,330)
Net Assets - 100.0%		$1,632,493,543

(b)	Mandatory tender date is earlier than stated maturity date.
(c)	Refunded bond.
(d)	Non-income producing security-in default.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $5,453,005 representing 0.3% of net assets.
(p)	Primary inverse floater.
(u)	Underlying security deposited into special purpose trust (“the trust”) by investment banker upon creation of self-deposited inverse floaters.

44

Portfolio of Investments – continued

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
MuniMae TE Bond Subsidiary LLC, “A-2”, 4.9%, 2049	10/14/04	$2,000,000	$1,560,340
% of Net Assets			0.1%

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
LOC	Letter of Credit

Insurers		Inverse Floaters
AGM	Assured Guaranty Municipal	RIBS	Residual Interest Bonds
AMBAC	AMBAC Indemnity Corp.	RITES	Residual Interest Tax-Exempt Security
ASSD GTY	Assured Guaranty Insurance Co.
BHAC	Berkshire Hathaway Assurance Corp.
CALHF	California Housing Finance Agency
CHCLI	California Health Construction Loan Insurance
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

45

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 3/31/11

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,623,233,344)	$1,604,084,131
Underlying affiliated funds, at cost and value	59,836,742
Total investments, at value (identified cost, $1,683,070,086)	$1,663,920,873
Receivables for
Investments sold	9,478,322
Fund shares sold	2,435,910
Interest and dividends	26,324,944
Receivable from investment adviser	50,748
Other assets	14,425
Total assets	$1,702,225,222
Liabilities
Payables for
Distributions	$2,301,146
Fund shares reacquired	4,612,530
Payable to the holder of the floating rate certificate from trust assets	62,280,826
Payable for interest expense and fees	150,755
Payable to affiliates
Shareholder servicing costs	173,031
Distribution and service fees	20,450
Payable for independent Trustees’ compensation	49,678
Accrued expenses and other liabilities	143,263
Total liabilities	$69,731,679
Net assets	$1,632,493,543
Net assets consist of
Paid-in capital	$1,665,934,150
Unrealized appreciation (depreciation) on investments	(19,149,213)
Accumulated net realized gain (loss) on investments	(16,942,271)
Undistributed net investment income	2,650,877
Net assets	$1,632,493,543
Shares of beneficial interest outstanding	206,184,245

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$764,620,982	96,626,599	$7.91
Class B	22,841,658	2,882,418	7.92
Class C	149,726,855	18,856,325	7.94
Class A1	689,073,681	87,032,579	7.92
Class B1	6,230,367	786,324	7.92

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and A1 for which the maximum offering prices per share were $8.30 [100 / 95.25 x $7.91] and $8.31 [100 / 95.25 x $7.92], respectively. On sales of $50,000 or more, the maximum offering price of Class A and Class A1 shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class A1, and Class B1 shares.

See Notes to Financial Statements

46

Financial Statements

STATEMENT OF OPERATIONS

Year ended 3/31/11

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$98,034,799
Dividends from underlying affiliated funds	83,102
Total investment income	$98,117,901
Expenses
Management fee	$6,846,383
Distribution and service fees	3,871,303
Shareholder servicing costs	1,245,247
Administrative services fee	238,975
Independent Trustees’ compensation	52,770
Custodian fee	205,984
Shareholder communications	76,223
Auditing fees	49,835
Legal fees	34,067
Interest expense and fees	547,734
Miscellaneous	336,305
Total expenses	$13,504,826
Fees paid indirectly	(157)
Reduction of expenses by investment adviser and distributor	(657,873)
Net expenses	$12,846,796
Net investment income	$85,271,105
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(10,031,712)
Futures contracts	(4,972,950)
Net realized gain (loss) on investments	$(15,004,662)
Change in unrealized appreciation (depreciation)
Investments	$(82,226,857)
Futures contracts	(33,311)
Net unrealized gain (loss) on investments	$(82,260,168)
Net realized and unrealized gain (loss) on investments	$(97,264,830)
Change in net assets from operations	$(11,993,725)

See Notes to Financial Statements

47

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 3/31
	2011	2010
Change in net assets
From operations
Net investment income	$85,271,105	$75,087,759
Net realized gain (loss) on investments	(15,004,662)	4,207,738
Net unrealized gain (loss) on investments	(82,260,168)	108,295,861
Change in net assets from operations	$(11,993,725)	$187,591,358
Distributions declared to shareholders
From net investment income	$(82,762,509)	$(72,170,482)
Change in net assets from fund share transactions	$128,563,131	$199,905,239
Total change in net assets	$33,806,897	$315,326,115
Net assets
At beginning of period	1,598,686,646	1,283,360,531
At end of period (including undistributed net investment income of $2,650,877 and $2,347,518, respectively)	$1,632,493,543	$1,598,686,646

See Notes to Financial Statements

48

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 3/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$8.32	$7.66	$8.21	$8.55	$8.53
Income (loss) from investment operations
Net investment income (d)	$0.41	$0.41	$0.38	$0.42	$0.42	(z)
Net realized and unrealized gain (loss) on investments	(0.42)	0.65	(0.51)	(0.35)	0.00	(w)(z)
Total from investment operations	$(0.01)	$1.06	$(0.13)	$0.07	$0.42
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.40)	$(0.39)	$(0.40)	$(0.40)
From net realized gain on investments	—	—	(0.03)	(0.01)	—
Total distributions declared to shareholders	$(0.40)	$(0.40)	$(0.42)	$(0.41)	$(0.40)
Net asset value, end of period	$7.91	$8.32	$7.66	$8.21	$8.55
Total return (%) (r)(s)(t)	(0.24)	14.01	(1.53)	0.81	5.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.82	0.92	1.05	1.19
Expenses after expense reductions (f)	0.78	0.78	0.74	0.80	0.94
Net investment income	4.95	5.04	4.88	4.99	4.91	(z)
Portfolio turnover	23	15	25	32	10
Net assets at end of period (000 omitted)	$764,621	$632,523	$420,234	$279,614	$248,226
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.74	0.75	0.67	0.70	0.79

See Notes to Financial Statements

49

Financial Highlights – continued

Class B	Years ended 3/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$8.34	$7.68	$8.22	$8.57	$8.54
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.35	$0.33	$0.36	$0.36	(z)
Net realized and unrealized gain (loss) on investments	(0.43)	0.65	(0.51)	(0.36)	0.00	(w)(z)
Total from investment operations	$(0.08)	$1.00	$(0.18)	$0.00 (w)	$0.36
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.34)	$(0.33)	$(0.34)	$(0.33)
From net realized gain on investments	—	—	(0.03)	(0.01)	—
Total distributions declared to shareholders	$(0.34)	$(0.34)	$(0.36)	$(0.35)	$(0.33)
Net asset value, end of period	$7.92	$8.34	$7.68	$8.22	$8.57
Total return (%) (r)(s)(t)	(1.10)	13.15	(2.13)	(0.06)	4.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.57	1.68	1.80	1.95
Expenses after expense reductions (f)	1.53	1.53	1.49	1.55	1.70
Net investment income	4.21	4.30	4.12	4.24	4.16	(z)
Portfolio turnover	23	15	25	32	10
Net assets at end of period (000 omitted)	$22,842	$23,060	$20,978	$22,372	$26,919
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.49	1.50	1.42	1.45	1.55

See Notes to Financial Statements

50

Financial Highlights – continued

Class C	Years ended 3/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$8.35	$7.69	$8.24	$8.59	$8.56
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.35	$0.32	$0.35	$0.36	(z)
Net realized and unrealized gain (loss) on investments	(0.42)	0.65	(0.51)	(0.35)	0.01	(z)
Total from investment operations	$(0.07)	$1.00	$(0.19)	$0.00 (w)	$0.37
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.34)	$(0.33)	$(0.34)	$(0.34)
From net realized gain on investments	—	—	(0.03)	(0.01)	—
Total distributions declared to shareholders	$(0.34)	$(0.34)	$(0.36)	$(0.35)	$(0.34)
Net asset value, end of period	$7.94	$8.35	$7.69	$8.24	$8.59
Total return (%) (r)(s)(t)	(0.97)	13.13	(2.25)	(0.05)	4.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.57	1.67	1.80	1.94
Expenses after expense reductions (f)	1.52	1.53	1.48	1.55	1.69
Net investment income	4.19	4.26	4.10	4.23	4.16	(z)
Portfolio turnover	23	15	25	32	10
Net assets at end of period (000 omitted)	$149,727	$143,504	$77,937	$42,759	$35,070
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.49	1.50	1.41	1.45	1.54

See Notes to Financial Statements

51

Financial Highlights – continued

Class A1	Years ended 3/31
	2011	2010	2009	2008 (i)
Net asset value, beginning of period	$8.33	$7.67	$8.21	$8.39
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.43	$0.40	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	(0.42)	0.65	(0.50)	(0.18	)(g)
Total from investment operations	$0.01	$1.08	$(0.10)	$0.16
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.42)	$(0.41)	$(0.33)
From net realized gain on investments	—	—	(0.03)	(0.01)
Total distributions declared to shareholders	$(0.42)	$(0.42)	$(0.44)	$(0.34)
Net asset value, end of period	$7.92	$8.33	$7.67	$8.21
Total return (%) (r)(s)(t)	0.01	14.28	(1.15)	1.84	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56	0.57	0.68	0.79	(a)
Expenses after expense reductions (f)	0.53	0.53	0.49	0.54	(a)
Net investment income	5.22	5.32	5.13	5.26	(a)
Portfolio turnover	23	15	25	32
Net assets at end of period (000 omitted)	$689,074	$787,041	$746,020	$864,341
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.49	0.50	0.42	0.44	(a)

See Notes to Financial Statements

52

Financial Highlights – continued

Class B1	Years ended 3/31
	2011	2010	2009	2008 (i)
Net asset value, beginning of period	$8.34	$7.67	$8.22	$8.40
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.37	$0.35	$0.29
Net realized and unrealized gain (loss) on investments	(0.43)	0.66	(0.52)	(0.18	)(g)
Total from investment operations	$(0.06)	$1.03	$(0.17)	$0.11
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.36)	$(0.35)	$(0.28)
From net realized gain on investments	—	—	(0.03)	(0.01)
Total distributions declared to shareholders	$(0.36)	$(0.36)	$(0.38)	$(0.29)
Net asset value, end of period	$7.92	$8.34	$7.67	$8.22
Total return (%) (r)(s)(t)	(0.86)	13.56	(2.02)	1.24	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.48	1.44	1.55	(a)
Expenses after expense reductions (f)	1.29	1.29	1.24	1.30	(a)
Net investment income	4.46	4.57	4.36	4.50	(a)
Portfolio turnover	23	15	25	32
Net assets at end of period (000 omitted)	$6,230	$12,558	$18,190	$26,618
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.26	1.26	1.17	1.21	(a)

(a)	Annualized.
(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, June 25, 2007, through the stated period end.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities in the year ended March 31, 2007 that resulted in an increase of $0.03 per share to net investment income, a decrease of $0.03 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.30% to the net investment income ratio for Class A, Class B, and Class C. The change in estimate had no impact on net assets, net asset value per share or total return of the class.

See Notes to Financial Statements

53

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Municipal Income Fund (the fund) is a series of MFS Municipal Series Trust which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, the security could decline in value, interest from the security could become taxable and the funds may be required to issue Forms 1099-DIV.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures

54

Notes to Financial Statements – continued

contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair

55

Notes to Financial Statements – continued

value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$18,552	$—	$—	$18,552
Municipal Bonds	—	1,602,565,579	—	1,602,565,579
Short Term Securities	—	1,500,000	—	1,500,000
Mutual Funds	59,836,742	—	—	59,836,742
Total Investments	$59,855,294	$1,604,065,579	$—	$1,663,920,873

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. The derivative instruments used by the fund were futures contracts.

At March 31, 2011, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended March 31, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate Contracts	$(4,972,950)

56

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended March 31, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate Contracts	$(33,311)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market, interest rate or currency

57

Notes to Financial Statements – continued

exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Inverse Floaters – The fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by an investment banker utilizing municipal bonds which have already been issued (known as secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short term interest rates. A secondary market inverse floating rate security is created when an investment banker transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the investment banker or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”). If the holder of the inverse floater transfers the municipal bonds to an investment banker for the purpose of depositing the municipal bonds into the special purpose trust, the inverse floating rate certificates that are issued by the trust are referred to as “self-deposited inverse floaters.” If the bonds held by the trust are purchased by the investment banker for deposit into the trust from someone other than the purchasers of the inverse floaters, the inverse floating rate certificates that are issued by the trust are referred to as “externally deposited inverse floaters.”

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Notes to Financial Statements – continued

Such self-deposited inverse floaters held by the fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the fund and amounts owed to the holder of the floating rate certificate under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the fund in the Statement of Assets and Liabilities under the caption, “Payable to the holder of the floating rate certificate from trust assets”. The carrying value of the fund’s payable to the holder of the floating rate certificate from trust assets as reported on the fund’s Statement of Assets and Liabilities approximates its fair value. At March 31, 2011, the fund’s payable to the holder of the floating rate certificate from trust assets was $62,280,826 and the interest rate on these floating rate certificates issued by the trust was 1.02%. For the year ended March 31, 2011, the average payable to the holder of the floating rate certificate from trust assets was $61,521,211 at a weighted average interest rate of 0.89%. Interest expense and fees relate to interest payments made to the holder of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended March 31, 2011, interest expense and fees in connection with self-deposited inverse floaters was $547,734. Primary and externally deposited inverse floaters held by the fund are not accounted for as secured borrowings.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

59

Notes to Financial Statements – continued

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended March 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

60

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	3/31/11	3/31/10
Ordinary income (including any short-term capital gains)	$140,126	$—
Tax-exempt income	82,622,383	72,170,482
Total distributions	$82,762,509	$72,170,482

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/11
Cost of investments	$1,615,315,938
Gross appreciation	55,074,541
Gross depreciation	(68,750,432)
Net unrealized appreciation (depreciation)	$(13,675,891)
Undistributed tax-exempt income	10,001,240
Capital loss carryforwards	(16,246,756)
Post-October capital loss deferral	(6,168,837)
Other temporary differences	(7,350,363)

As of March 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

3/31/18	$(8,893,873)
3/31/19	(7,352,883)
Total	$(16,246,756)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class B1 shares will convert to Class A and Class A1 shares, respectively approximately eight years after purchase. The fund’s

61

Notes to Financial Statements – continued

distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 3/31/11	Year ended 3/31/10
Class A	$36,226,435	$26,152,548
Class B	1,006,667	915,992
Class C	6,640,694	4,609,601
Class A1	38,454,954	39,801,299
Class B1	433,759	691,042
Total	$82,762,509	$72,170,482

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.37% of the fund’s average daily net assets in excess of $1.3 billion up to $2.0 billion and 0.35% of average daily net assets in excess of $2.0 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2011. For the year ended March 31, 2011, this waiver amounted to $123,476, and is reflected as a reduction of total expenses in the Statement of Operations.

The management fee incurred for the year ended March 31, 2011 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expenses and fees associated with investments in inverse floating rate instruments) such that operating expenses do not exceed 0.10% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2011. For the year ended March 31, 2011, the reduction under this agreement amounted to $502,274 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $511,295 and $32,157 for the year ended March 31, 2011, as its portion of the initial sales charge on sales of Class A and Class A1 shares of the fund, respectively.

62

Notes to Financial Statements – continued

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,882,547
Class B	0.75%	0.25%	1.00%	1.00%	248,185
Class C	0.75%	0.25%	1.00%	1.00%	1,639,187
Class B1	0.75%	0.25%	1.00%	0.76%	101,384
Total Distribution and Service Fees					$3,871,303

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2011 based on each class’ average daily net assets. The service fee rate attributable to Class B1 shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B1 shares has been reduced by MFD to 0.00% under a written agreement that will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2011. For the year ended March 31, 2011, this reduction amounted to $24,272 and is reflected as a reduction of total expenses in the Statements of Operations.

Certain Class A and Class A1 shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class B1 shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2011, were as follows:

Amount
Class A	$74,783
Class B	40,675
Class C	60,569
Class A1	12
Class B1	2,537

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as

63

Notes to Financial Statements – continued

shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended March 31, 2011, the fee was $548,550, which equated to 0.0321% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended March 31, 2011, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $696,697.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2011 was equivalent to an annual effective rate of 0.0140% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB Plan resulted in a pension expense of $7,544 and is included in independent Trustees’ compensation for the year ended March 31, 2011. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $49,046 at March 31, 2011, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin

64

Notes to Financial Statements – continued

Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended March 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $16,119 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $7,851, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $477,915,409 and $397,464,787 respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 3/31/11		Year ended 3/31/10
	Shares	Amount	Shares	Amount
Shares sold
Class A	45,201,905	$378,592,960	33,398,172	$272,064,736
Class B	1,054,863	8,832,637	1,033,865	8,456,075
Class C	7,477,628	62,905,405	8,806,975	72,045,342
Class A1	2,035,664	16,879,575	1,771,727	14,459,164
Class B1	6,891	57,160	15,537	126,760
	55,776,951	$467,267,737	45,026,276	$367,152,077
Shares issued to shareholders in reinvestment of distributions
Class A	2,844,706	$23,466,773	2,155,094	$17,613,886
Class B	79,053	654,468	69,993	571,769
Class C	478,874	3,970,225	327,118	2,685,402
Class A1	2,957,290	24,483,738	3,105,305	25,335,785
Class B1	36,214	301,181	55,045	448,490
	6,396,137	$52,876,385	5,712,555	$46,655,332

65

Notes to Financial Statements – continued

	Year ended 3/31/11		Year ended 3/31/10
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(27,409,181)	$(223,272,950)	(14,403,534)	$(117,943,429)
Class B	(1,017,674)	(8,376,036)	(1,070,908)	(8,742,373)
Class C	(6,279,041)	(51,269,201)	(2,086,691)	(17,166,551)
Class A1	(12,463,871)	(102,370,789)	(7,689,005)	(62,437,489)
Class B1	(763,421)	(6,292,015)	(934,660)	(7,612,328)
	(47,933,188)	$(391,580,991)	(26,184,798)	$(213,902,170)
Net change
Class A	20,637,430	$178,786,783	21,149,732	$171,735,193
Class B	116,242	1,111,069	32,950	285,471
Class C	1,677,461	15,606,429	7,047,402	57,564,193
Class A1	(7,470,917)	(61,007,476)	(2,811,973)	(22,642,540)
Class B1	(720,316)	(5,933,674)	(864,078)	(7,037,078)
	14,239,900	$128,563,131	24,554,033	$199,905,239

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended March 31, 2011, the fund’s commitment fee and interest expense were $17,852 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

66

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money
Market Portfolio	12,528,917	442,453,471	(395,145,646)	59,836,742

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money
Market Portfolio	$—	$—	$83,102	$59,836,742

67

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of

MFS Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Income Fund (a series of MFS Municipal Series Trust) (the “Fund”) as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal Income Fund as of March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 16, 2011

68

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of May 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010)	Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); The Neilsen Company (market research), Director (since 2010); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunica-
tions), Director (until February 2009)

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Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	Pricewaterhouse- Coopers LLP (professional services firm), Partner (until 2002)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor	John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

70

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor	AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

71

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry	Pricewaterhouse- Coopers LLP (professional services firm), Partner (until 1999)
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

72

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

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Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

74

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager
Geoffrey Schechter

75

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

76

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2011 income tax forms in January 2012. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 99.83% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

77

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

78

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

79

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

MFS® Municipal Series Trust

For the states of:

Alabama, Arkansas, California, Florida,

Georgia, Maryland, and Massachusetts

ANNUAL REPORT

March 31, 2011

MSTA-ANN

MFS® MUNICIPAL SERIES TRUST

For the states of: Alabama, Arkansas, California, Florida,

Georgia, Maryland, and Massachusetts

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. Last September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. For 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile and acknowledge the elevated uncertainty created by events in Japan, Europe, and the Middle East.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

May 16, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

MFS Alabama Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	18.8%
Water & Sewer Utility Revenue	16.5%
Universities – Colleges	15.0%
General Obligations – Schools	9.4%
General Obligations – General Purpose	5.8%

Composition including fixed income credit quality (a)(i)
AAA	3.8%
AA	49.8%
A	11.9%
BBB	16.2%
BB	2.3%
B	0.5%
Not Rated	5.6%
Cash & Other	9.9%

Portfolio facts (i)
Average Duration (d)	9.5
Average Effective Maturity (m)	19.5 yrs.

MFS Arkansas Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	21.3%
General Obligations – Schools	12.9%
Healthcare Revenue – Hospitals	11.1%
Water & Sewer Utility Revenue	9.5%
Utilities – Municipal Owned	6.4%

Composition including fixed income credit quality (a)(i)
AAA	7.3%
AA	48.3%
A	15.7%
BBB	19.8%
BB	0.6%
B	0.4%
Not Rated	1.6%
Cash & Other	6.3%

Portfolio facts (i)
Average Duration (d)	9.7
Average Effective Maturity (m)	18.5 yrs.

MFS California Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	20.3%
General Obligations – Schools	11.8%
State & Local Agencies	9.9%
Universities – Colleges	9.8%
Water & Sewer Utility Revenue	5.9%

Composition including fixed income credit quality (a)(i)
AAA	1.8%
AA	28.0%
A	36.9%
BBB	21.9%
BB	2.9%
B	0.4%
Not Rated	(0.3)%
Cash & Other	8.4%

Portfolio facts (i)
Average Duration (d)	10.2
Average Effective Maturity (m)	19.9 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Not Rated includes fixed income securities which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund itself has not been rated.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 3/31/11, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

Portfolio Composition – continued

MFS Florida Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	23.3%
Water & Sewer Utility Revenue	16.1%
Universities – Colleges	9.5%
General Obligations – Schools	9.2%
Utilities – Municipal Owned	5.8%

Composition including fixed income credit quality (a)(i)
AAA	4.8%
AA	36.2%
A	29.0%
BBB	20.0%
BB	2.5%
B	0.5%
Not Rated	5.0%
Cash & Other	2.0%

Portfolio facts (i)
Average Duration (d)	9.1
Average Effective Maturity (m)	16.8 yrs.

MFS Georgia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	20.7%
Healthcare Revenue – Hospitals	16.0%
Water & Sewer Utility Revenue	10.3%
State & Agency – Other	6.2%
Single Family Housing – State	6.0%

Composition including fixed income credit quality (a)(i)
AAA	9.5%
AA	47.3%
A	20.0%
BBB	17.0%
BB	2.4%
B	0.5%
Not Rated	(2.7)%
Cash & Other	6.0%

Portfolio facts (i)
Average Duration (d)	10.1
Average Effective Maturity (m)	19.6 yrs.

MFS Maryland Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	22.9%
Universities – Colleges	13.0%
General Obligations – General Purpose	9.6%
Water & Sewer Utility Revenue	7.6%
Multi-Family Housing Revenue	6.8%

Composition including fixed income credit quality (a)(i)
AAA	13.7%
AA	23.7%
A	24.7%
BBB	26.9%
BB	4.3%
B	0.1%
Not Rated	0.6%
Cash & Other	6.0%

Portfolio facts (i)
Average Duration (d)	9.4
Average Effective Maturity (m)	18.7 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Not Rated includes fixed income securities which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund itself has not been rated.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 3/31/11, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

3

Portfolio Composition – continued

MFS Massachusetts Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	22.3%
Healthcare Revenue – Hospitals	15.6%
General Obligations – General Purpose	7.9%
Sales & Excise Tax Revenue	7.8%
Multi-Family Housing Revenue	4.9%

Composition including fixed income credit quality (a)(i)
AAA	6.0%
AA	38.0%
A	28.3%
BBB	21.8%
BB	1.4%
B	0.5%
Not Rated	(1.7)%
Cash & Other	5.7%

Portfolio facts (i)
Average Duration (d)	10.2
Average Effective Maturity (m)	19.3 yrs.
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Not Rated includes fixed income securities which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund itself has not been rated.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 3/31/11, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

4

MANAGEMENT REVIEW

Summary of Results

During the reporting period, all funds within the MFS Municipal Series Trust underperformed the Barclays Capital Municipal Bond Index. These included the municipal bond funds of Alabama, Arkansas, California, Georgia, Maryland, Florida, and Massachusetts.

Market Environment

The beginning of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the second and third quarters of 2010, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve (the Fed) indicated that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations.

For the twelve months ended March 31, 2011, the municipal bond market was characterized by unusual volatility. During the first six months of this reporting period, the municipal bond fund asset class realized consistent, positive inflows. This solid demand, coupled with the success of the Build America Bond (BAB) program reducing tax exempt issuance by about 25% provided for a robust municipal market.

However, beginning in November 2010, a confluence of events hit the municipal market over a short period leading to sharply reduced demand for long duration municipal bonds. These events included increasing concerns about higher interest rates, the realization that the Bush tax cuts were in all likelihood going to be extended in some form, and a continuation of headlines questioning the financial strength of municipalities. Additionally, it was determined that the BAB subsidy would be terminated at calendar year end raising concerns that new issue supply of municipal bonds would increase markedly in 2011.

While the media continues to focus attention on the municipal bond market and credit issues in the asset class, we see evidence that fundamentals are in many places slowly starting to improve, not only as state and local tax revenues recover, but also as aggressive spending cuts begin to close budget shortfalls. In our judgment, the credit quality of the vast majority of municipal issuers has remained sound, and we are consequently unlikely to see widespread defaults. Unfunded pension liabilities remain a significant longer-term problem but, in our view, not one that poses an immediate threat.

While the fundamentals are marginally improving, technical factors are becoming more of a focus. While slowing somewhat more recently, redemptions from long duration municipal bond funds as a category have continued since November. However, this has been balanced with very light new issue supply through the first quarter of calendar year 2011.

Factors Affecting Performance

The funds’ longer duration (d) stance detracted from relative results as the negative sentiment in the municipal bond markets pushed yields higher in the latter half of the reporting period.

5

Management Review – continued

Among sectors, transportation and general obligation securities were notable detractors from relative performance. A lesser exposure to the transportation sector dampened relative returns for the Arkansas, Florida, and Maryland funds. The general obligation sector hurt the Arkansas, California, Georgia, and Massachusetts funds. Bond selection in the health care sector had a negative impact on the Alabama, California, Georgia, and Maryland funds. The Florida fund’s greater exposure to the health care sector benefited relative results as this sector outperformed the broader benchmark. All funds, with the exception of the California fund, benefited from a greater exposure to the credit enhanced sector.

Respectfully,

Michael Dawson

Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 3/31/11

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Each fund's results have been compared to the Barclays Capital Municipal Bond Index, a market capitalization-weighted index that measures the performance of the tax-exempt bond market. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issued nationwide, while each of the funds is limited to investing primarily in the bonds of a particular state. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Alabama Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

MFS Alabama Municipal Bond Fund

Total Returns through 3/31/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	2/01/90	(1.21)%	3.32%	4.00%
B	9/07/93	(1.84)%	2.55%	3.22%

Comparative benchmark
Barclays Capital Municipal Bond Index (f)		1.63%	4.14%	4.66%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(5.90)%	2.31%	3.49%
B With CDSC (Declining over six years from 4% to 0%) (x)		(5.64)%	2.21%	3.22%

CDSC – Contingent Deferred Sales Charge

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

MFS Arkansas Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

MFS Arkansas Municipal Bond Fund

Total Returns through 3/31/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	2/03/92	(0.62)%	3.58%	4.11%
B	9/07/93	(1.43)%	2.78%	3.30%

Comparative benchmark
Barclays Capital Municipal Bond Index (f)		1.63%	4.14%	4.66%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(5.34)%	2.58%	3.61%
B With CDSC (Declining over six years from 4% to 0%) (x)		(5.25)%	2.44%	3.30%

CDSC – Contingent Deferred Sales Charge

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

8

Performance Summary – continued

MFS California Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

MFS California Municipal Bond Fund

Total Returns through 3/31/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	6/18/85	(1.53)%	2.47%	3.76%
B	9/07/93	(2.46)%	1.70%	2.97%
C	1/03/94	(2.41)%	1.55%	2.83%

Comparative benchmark
Barclays Capital Municipal Bond Index (f)		1.63%	4.14%	4.66%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(6.21)%	1.48%	3.26%
B With CDSC (Declining over six years from 4% to 0%) (x)		(6.21)%	1.36%	2.97%
C With CDSC (1% for 12 months) (x)		(3.35)%	1.55%	2.83%

CDSC – Contingent Deferred Sales Charge

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

9

Performance Summary – continued

MFS Florida Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

MFS Florida Municipal Bond Fund

Total Returns through 3/31/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	2/03/92	1.07%	2.99%	4.03%
B	9/07/93	0.28%	2.20%	3.22%

Comparative benchmark
Barclays Capital Municipal Bond Index (f)		1.63%	4.14%	4.66%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(3.73)%	2.00%	3.53%
B With CDSC (Declining over six years from 4% to 0%) (x)		(3.59)%	1.86%	3.22%

CDSC – Contingent Deferred Sales Charge

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

10

Performance Summary – continued

MFS Georgia Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

MFS Georgia Municipal Bond Fund

Total Returns through 3/31/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	6/06/88	(0.84)%	3.32%	3.91%
B	9/07/93	(1.58)%	2.55%	3.16%

Comparative benchmark
Barclays Capital Municipal Bond Index (f)		1.63%	4.14%	4.66%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(5.55)%	2.32%	3.41%
B With CDSC (Declining over six years from 4% to 0%) (x)		(5.39)%	2.21%	3.16%

CDSC – Contingent Deferred Sales Charge

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

11

Performance Summary – continued

MFS Maryland Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

MFS Maryland Municipal Bond Fund

Total Returns through 3/31/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	(0.35)%	2.99%	3.80%
B	9/07/93	(1.09)%	2.31%	3.12%

Comparative benchmark
Barclays Capital Municipal Bond Index (f)		1.63%	4.14%	4.66%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(5.09)%	2.00%	3.29%
B With CDSC (Declining over six years from 4% to 0%) (x)		(4.92)%	1.96%	3.12%

CDSC – Contingent Deferred Sales Charge

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

12

Performance Summary – continued

MFS Massachusetts Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

MFS Massachusetts Municipal Bond Fund

Total Returns through 3/31/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	4/09/85	(1.57)%	3.29%	4.09%
B	9/07/93	(2.30)%	2.58%	3.40%

Comparative benchmark
Barclays Capital Municipal Bond Index (f)		1.63%	4.14%	4.66%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(6.25)%	2.29%	3.58%
B With CDSC (Declining over six years from 4% to 0%) (x)		(6.06)%	2.24%	3.40%

CDSC – Contingent Deferred Sales Charge

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

13

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, October 1, 2010 through March 31, 2011

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2010 through March 31, 2011.

Actual expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MFS ALABAMA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/10	Ending Account Value 3/31/11	Expenses Paid During Period (p) 10/01/10-3/31/11
A	Actual	0.93%	$1,000.00	$948.13	$4.52
	Hypothetical (h)	0.93%	$1,000.00	$1,020.29	$4.68
B	Actual	1.68%	$1,000.00	$945.52	$8.15
	Hypothetical (h)	1.68%	$1,000.00	$1,016.55	$8.45

MFS ARKANSAS MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/10	Ending Account Value 3/31/11	Expenses Paid During Period (p) 10/01/10-3/31/11
A	Actual	0.73%	$1,000.00	$951.06	$3.55
	Hypothetical (h)	0.73%	$1,000.00	$1,021.29	$3.68
B	Actual	1.56%	$1,000.00	$947.16	$7.57
	Hypothetical (h)	1.56%	$1,000.00	$1,017.15	$7.85

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

14

Expense Tables – continued

MFS CALIFORNIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/10	Ending Account Value 3/31/11	Expenses Paid During Period (p) 10/01/10-3/31/11
A	Actual	0.71%	$1,000.00	$932.60	$3.42
	Hypothetical (h)	0.71%	$1,000.00	$1,021.39	$3.58
B	Actual	1.46%	$1,000.00	$927.51	$7.02
	Hypothetical (h)	1.46%	$1,000.00	$1,017.65	$7.34
C	Actual	1.61%	$1,000.00	$928.66	$7.74
	Hypothetical (h)	1.61%	$1,000.00	$1,016.90	$8.10

MFS FLORIDA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/10	Ending Account Value 3/31/11	Expenses Paid During Period (p) 10/01/10-3/31/11
A	Actual	0.85%	$1,000.00	$972.05	$4.18
	Hypothetical (h)	0.85%	$1,000.00	$1,020.69	$4.28
B	Actual	1.65%	$1,000.00	$968.21	$8.10
	Hypothetical (h)	1.65%	$1,000.00	$1,016.70	$8.30

MFS GEORGIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/10	Ending Account Value 3/31/11	Expenses Paid During Period (p) 10/01/10-3/31/11
A	Actual	0.96%	$1,000.00	$950.38	$4.67
	Hypothetical (h)	0.96%	$1,000.00	$1,020.14	$4.84
B	Actual	1.71%	$1,000.00	$947.88	$8.30
	Hypothetical (h)	1.71%	$1,000.00	$1,016.40	$8.60

Expense Changes Impacting the Table

Changes to the Georgia Fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios would have been 0.95% and 1.70% for Classes A and B, respectively; the actual expenses paid during the period would have been approximately $4.62 and $8.26 for Classes A and B, respectively; and the hypothetical expenses paid during the period would have been approximately $4.78 and $8.55 for Classes A and B, respectively. For further information about the Georgia Fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

MFS MARYLAND MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/10	Ending Account Value 3/31/11	Expenses Paid During Period (p) 10/01/10-3/31/11
A	Actual	0.95%	$1,000.00	$946.38	$4.61
	Hypothetical (h)	0.95%	$1,000.00	$1,020.19	$4.78
B	Actual	1.71%	$1,000.00	$943.71	$8.29
	Hypothetical (h)	1.71%	$1,000.00	$1,016.40	$8.60

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

15

Expense Tables – continued

MFS MASSACHUSETTS MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/10	Ending Account Value 3/31/11	Expenses Paid During Period (p) 10/01/10-3/31/11
A	Actual	0.86%	$1,000.00	$937.19	$4.15
	Hypothetical (h)	0.86%	$1,000.00	$1,020.64	$4.33
B	Actual	1.61%	$1,000.00	$933.86	$7.76
	Hypothetical (h)	1.61%	$1,000.00	$1,016.90	$8.10

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

16

PORTFOLIO OF INVESTMENTS

3/31/11

MFS ALABAMA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 92.3%

Issuer	Shares/Par	Value ($)

Airport & Port Revenue - 3.4%
Alabama Port Authority Docks Facility, NATL, 5.25%, 2011 (c)	$1,000,000	$1,022,570
Alabama Port Authority Docks Facility, 6%, 2040	500,000	485,870
Birmingham, AL, Airport Authority Rev., N, 5.25%, 2030	1,000,000	996,320
		$2,504,760
General Obligations - General Purpose - 5.7%
Auburn, AL, Sewer Rev., “H”, 5.625%, 2033	$1,000,000	$1,051,610
Boaz, AL, School Warrants, “A”, SYNCORA, 5%, 2029	650,000	648,408
Commonwealth of Puerto Rico, “A”, 5.375%, 2033	180,000	160,904
Commonwealth of Puerto Rico, “A”, 6%, 2038	305,000	291,977
Enterprise, AL, School Warrants, ASSD GTY, 5%, 2029	250,000	253,251
Madison, AL, Refunding Warrants, 5.15%, 2039	1,000,000	944,910
Puerto Rico Public Buildings Authority Rev., Guaranteed (Government Facilities), “I”, 5.25%, 2033	310,000	275,029
State of California, 6%, 2039	550,000	560,665
		$4,186,754
General Obligations - Improvement - 3.7%
Birmingham, AL, “A”, AMBAC, 4.5%, 2032	$890,000	$770,251
Guam Government, “A”, 6.75%, 2029	260,000	259,974
Guam Government, “A”, 7%, 2039	60,000	61,989
Hoover, AL, Board of Education Capital Outlay Warrants, 5%, 2015	1,000,000	1,108,160
Montgomery, AL, Warrants, SYNCORA, 5%, 2028	500,000	517,010
		$2,717,384
General Obligations - Schools - 9.4%
Bessemer, AL, School Warrants, AMBAC, 5.5%, 2020	$2,015,000	$1,999,565
Huntsville, AL, School Warrants, “B”, 5%, 2029	500,000	523,270
Jefferson County, AL, School Warrants, AGM, 5.5%, 2020	1,750,000	1,661,573
Lee County, AL, School Warrants, ASSD GTY, 4.75%, 2029	880,000	865,401
Madison County, AL, Board of Education, ASSD GTY, 5.125%, 2034	1,000,000	980,580
Sumter County, AL, School Warrants, 5.2%, 2039	1,000,000	883,040
		$6,913,429
Healthcare Revenue - Hospitals - 18.6%
Alabama Healthcare Authority Rev. (Baptist Health), “A”, 6%, 2036 (b)	$200,000	$205,086
Alabama Special Care Facilities Financing Authority (Ascension Health Senior Credit), “C-2”, 5%, 2036	750,000	704,640

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Alabama Special Care Facilities Financing Authority (Daughters of Charity), ETM, AMBAC, 5%, 2025 (c)	$1,500,000	$1,504,080
Alabama Special Care Facilities Financing Authority Rev. (Ascension Health), BHAC, 5%, 2039	750,000	712,778
Alexander City, AL, Special Care Facilities Financing Authority Medical Facilities Rev., “A” (Russell Hospital Corp.), 5.75%, 2036	500,000	413,140
Birmingham, AL, Special Care Facilities Financing Authority Health Care Rev. (Children’s Hospital), ASSD GTY, 6%, 2039	750,000	772,823
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 7%, 2036	300,000	274,401
East Alabama Health Care Authority, Health Care Facilities Rev., 5.25%, 2036 (b)	1,000,000	990,890
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	435,000	397,068
Health Care Authority for Baptist Health, AL, “D”, 5%, 2021	875,000	812,053
Huntsville, AL, Health Care Authority Rev., “A”, 5%, 2030	1,000,000	908,510
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	255,000	252,050
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	265,000	230,749
Marshall County, AL, Health Care Authority Rev., “A”, 5.75%, 2032	1,065,000	1,002,282
Mobile, AL, Special Care Facilities Financing Authority Rev. (Infirmary Health System, Inc.), “A”, 5.25%, 2030	500,000	455,820
Montgomery, AL, Medical Clinic Board Health Care Facility Rev. (Jackson Hospital & Clinic), 5.25%, 2031	500,000	420,900
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	370,000	360,561
North Carolina Medical Care Commission, Hospital Rev. (The North Carolina Baptist Hospitals, Inc.), 5.25%, 2029	420,000	421,180
St. Louis Park, MN, Health Care Facilities Rev. (Nicollet Health Services), 5.75%, 2039	140,000	130,579
University of Alabama at Birmingham, AL, Hospital Rev., “A”, 5.25%, 2025	500,000	495,985
University of Alabama, Birmingham Hospital Rev., “A”, NATL, 5%, 2041	1,650,000	1,432,398
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	505,000	523,225

17

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	$340,000	$290,996
		$13,712,194
Industrial Revenue - Other - 0.6%
Fairfield, AL, Environment Improvement Rev. (USX Corp.), 5.4%, 2016	$400,000	$411,968

Industrial Revenue - Paper - 2.0%
Butler, AL, Industrial Development Board, Solid Waste Disposal Rev. (Georgia Pacific Corp.), 5.75%, 2028	$200,000	$185,076
Camden, AL, Industrial Development Board Exempt Facilities Rev., “B” (Weyerhaeuser Co.), 6.375%, 2013 (c)	500,000	563,770
Phenix City, AL, Industrial Development Board Environmental Improvement Rev., “A” (Mead Westvaco Coated Board Project), 6.35%, 2035	750,000	714,458
		$1,463,304
Miscellaneous Revenue - Other - 0.1%
Miami-Dade County, FL, Special Obligation, Capital Appreciation, “C”, NATL, 0%, 2028	$370,000	$111,829

Multi-Family Housing Revenue - 2.4%
Alabama Housing Finance Authority, Multi-Family Residential Development Rev., FHA, 7.25%, 2023	$835,000	$785,476
Alabama Housing Finance Authority, Multi-Family Residential Development Rev., “K” (South Bay Apartments), FNMA, 5.875%, 2021	960,000	977,558
		$1,763,034
Sales & Excise Tax Revenue - 2.3%
Baldwin County, AL, Board of Education, Capital Outlay, School Warrants, AMBAC, 5%, 2029	$1,000,000	$1,007,180
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 2057 (f)	400,000	382,616
Regional Transportation District, CO, Private Activity Rev. (Denver Transportation Partners), 6%, 2041	325,000	291,567
		$1,681,363
Single Family Housing - State - 0.9%
Alabama Housing Finance Authority, Collateral Home Mortgage Bond Program II, “B”, 5.15%, 2019	$20,000	$20,028
Alabama Housing Finance Authority, Single Family Mortgage Rev., “B”, GNMA, 5.375%, 2033	650,000	657,352
Alabama Housing Finance Authority, Single Family Mortgage Rev., Collateral Home Mortgage Bond Program II, “B”, 5.15%, 2019	20,000	20,028
		$697,408
State & Agency - Other - 0.5%
New York State Dormitory Authority Rev. (State University) , “B”, FGIC, 5.25%, 2019	$365,000	$398,091

Issuer	Shares/Par	Value ($)

State & Local Agencies - 4.4%
Alabama Incentives Financing Authority Special Obligations, “A”, 5%, 2029	$1,000,000	$1,015,730
Alabama Public School & College Authority Rev., “A”, 5%, 2029	1,000,000	1,162,650
Bessemer, AL, Public Educational Building Authority Rev. (DHR Building Project), “A”, ASSD GTY, 5%, 2030	385,000	384,500
Leeds Public Educational Building Authority, Educational Facilities Rev., ASSD GTY, 5.125%, 2033	500,000	502,180
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 2039	145,000	147,961
		$3,213,021
Tax - Other - 1.1%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$95,000	$91,134
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	30,000	28,745
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2029	65,000	57,591
Virgin Islands Public Finance Authority Rev., “B”, 5%, 2025	65,000	62,980
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2029	400,000	355,052
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 2039	235,000	226,319
		$821,821
Universities - Colleges - 14.8%
Alabama State University Board of Education Rev. (Chattahoochee Valley Community College), ASSD GTY, 5%, 2034	$1,300,000	$1,263,431
Alabama State University Rev., General Tuition & Fee, ASSD GTY, 5%, 2038	1,000,000	944,750
Alabama State University Rev., General Tuition & Fee, ASSD GTY, 5.75%, 2039	1,000,000	1,021,990
Auburn University, General Fee Rev., 5%, 2019	1,000,000	1,123,690
Auburn University, General Fee Rev., AMBAC, 5%, 2029	1,000,000	1,015,090
Illinois Finance Authority Rev. (Roosevelt University Project), 6.5%, 2039	550,000	532,131
Jacksonville State University, Tuition & Fee Rev., ASSD GTY, 5.125%, 2038	1,000,000	936,180
Troy University, Facilities Rev., “A”, ASSD GTY, 4.5%, 2028	1,000,000	925,480
University of Alabama, General Rev., NATL, 5%, 2034	1,000,000	974,440
University of Alabama, General Rev., "A", NATL, 5%, 2029	1,000,000	1,016,960
University of South Alabama, University Rev., AMBAC, 5%, 2029	1,000,000	1,012,210
University of South Alabama, University Rev., BHAC, 5%, 2038	150,000	143,324
		$10,909,676

18

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Secondary Schools - 0.2%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas),”A”, 7.5%, 2041	$190,000	$188,178

Utilities - Investor Owned - 0.1%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 2029 (b)	$70,000	$76,634

Utilities - Municipal Owned - 4.0%
Alabama Municipal Electric Power Authority, “A”, NATL, 5%, 2023	$1,000,000	$1,020,960
Chatom, AL, Industrial Development Board Gulf Opportunity Zone (PowerSouth Energy), “A”, 5%, 2037	1,000,000	945,410
Long Island Power Authority, Electric Systems Rev., “A”, 6%, 2033	130,000	138,187
Puerto Rico Electric Power Authority, Power Rev., “V”, AGM, 5.25%, 2027	450,000	447,530
Tuskegee, AL, Utilities Board, AMBAC, 5.5%, 2022	400,000	400,860
		$2,952,947
Utilities - Other - 1.8%
Foley, AL, Utilities Board Utilities Rev., AGM, 5%, 2025	$1,000,000	$1,038,840
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	295,000	290,852
		$1,329,692
Water & Sewer Utility Revenue - 16.3%
Alabama Drinking Water Finance Authority, Revolving Fund Loan, “A”, AMBAC, 6%, 2021	$725,000	$726,428
Alabama Drinking Water Finance Authority, Revolving Fund Loan, “C”, AMBAC, 5.75%, 2018	1,000,000	1,002,190

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
Alabaster, AL, Sewer Rev., NATL, 5%, 2029	$750,000	$684,750
Bessemer, AL, Governmental Utilities Services Corp. Water Supply Rev., ASSD GTY, 4.75%, 2033	1,500,000	1,389,405
Bessemer, AL, Governmental Utilities Services Corp. Water Supply Rev., ASSD GTY, 5%, 2039	1,000,000	941,000
Birmingham, AL, Waterworks & Sewer Board Rev., “A”, FGIC, 5%, 2034	1,365,000	1,314,632
Birmingham, AL, Waterworks & Sewer Board Rev., “A”, AGM, 4.5%, 2035	400,000	366,636
Birmingham, AL, Waterworks Board Water Rev., “A”, ASSD GTY, 5.125%, 2034	750,000	741,503
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	2,000,000	1,849,000
Detroit, MI, Sewer Disposal System Rev., “B”, AGM, 7.5%, 2033	185,000	211,466
Limestone County, AL, Water & Sewer Authority Water Rev., ASSD GTY, 5%, 2039	1,000,000	922,590
Montgomery, AL, Waterworks & Sanitary Sewer Board Rev., AGM, 5%, 2024	1,000,000	1,042,770
Tuscumbia, AL, Water & Sewer Rev., AGM, 4.5%, 2040	1,000,000	859,380
		$12,051,750
Total Municipal Bonds (Identified Cost, $69,574,779)		$68,105,237

Money Market Funds (v) - 2.9%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value	2,096,050	$2,096,050
Total Investments (Identified Cost, $71,670,829)		$70,201,287

Other Assets, Less Liabilities - 4.8%		3,559,751
Net Assets - 100.0%		$73,761,038

Derivative Contracts at 3/31/11

Futures Contracts Outstanding at 3/31/11

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	13	$1,562,438	June - 2011	$(2,991)
U.S. Treasury Note 10 yr (Short)	USD	9	1,071,281	June - 2011	(2,211)

					$(5,202)

At March 31, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Portfolio Footnotes and Notes to Financial Statements

19

PORTFOLIO OF INVESTMENTS

3/31/11

MFS ARKANSAS MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 94.1%

Issuer	Shares/Par	Value ($)

Airport & Port Revenue - 0.4%
Little Rock, AR, Airport Rev., “A”, AGM, 5.25%, 2019	$800,000	$801,000

General Obligations - General Purpose - 5.2%
Arkansas College Savings, Capital Appreciation, “A”, ETM, 0%, 2017 (c)	$1,840,000	$1,572,354
Commonwealth of Puerto Rico, “A”, 5.25%, 2027	920,000	851,469
Commonwealth of Puerto Rico, “A”, 5.375%, 2033	335,000	299,460
Commonwealth of Puerto Rico, “A”, 6%, 2038	560,000	536,078
Commonwealth of Puerto Rico, Public Improvement, “A”, CIFG, 5%, 2034	395,000	337,010
Little Rock, AR, Library Construction & Improvement, 5%, 2027	500,000	516,455
Little Rock, AR, Library Construction & Improvement, 5%, 2028	500,000	512,775
Puerto Rico Public Buildings Authority Rev. (State Office Building), “F”, SYNCORA, 5.25%, 2025	2,000,000	1,894,720
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2023	385,000	402,052
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2031	420,000	424,775
Puerto Rico Public Buildings Authority Rev., Guaranteed, “Q”, 5.625%, 2039	1,255,000	1,123,426
State of California, 6%, 2039	1,160,000	1,182,492
		$9,653,066
General Obligations - Improvement - 0.4%
Guam Government, “A”, 6.75%, 2029	$515,000	$514,949
Guam Government, “A”, 5.25%, 2037	255,000	204,813
Guam Government, “A”, 7%, 2039	65,000	67,155
		$786,917
General Obligations - Schools - 12.8%
Arkansas College Savings, Capital Appreciation, “B”, ETM, 0%, 2012 (c)	$1,200,000	$1,188,564
Arkansas College Savings, Capital Appreciation, “B”, ETM, 0%, 2013 (c)	1,000,000	976,000
Arkansas College Savings, Capital Appreciation, “B”, ETM, 0%, 2014 (c)	1,150,000	1,098,745
Arkansas College Savings, Capital Appreciation, “B”, ETM, 0%, 2015 (c)	1,100,000	1,018,127
Benton, AR, School District No. 8, 4.85%, 2040	1,895,000	1,766,955
Bentonville, AR, School District No. 6, “A”, 5%, 2024	3,185,000	3,394,669
Bentonville, AR, School District No. 6, “A”, 4.5%, 2040	3,000,000	2,775,240
Cabot, AR, School District No. 4, Lonoke County, “A”, N, AMBAC, 4.7%, 2038	1,500,000	1,390,020

Issuer	Shares/Par	Value ($)

General Obligations - Schools - continued
Crittenden County, AR, Community College District, 4.6%, 2035	$285,000	$261,775
Crittenden County, AR, Community College District, 4.7%, 2040	625,000	568,156
Lincoln, AR, School District No. 48, 4%, 2032	720,000	654,610
Little Rock, AR, School District, 4%, 2033	2,000,000	1,746,480
Northwest Arkansas Community College District, Capital Improvement, AMBAC, 5%, 2028	1,380,000	1,396,781
Pine Bluff, AR, School District No. 003, AGM, 4.125%, 2034	2,070,000	1,742,733
Pulaski, AR, Special School District Construction, 5%, 2035	2,000,000	1,929,700
Rogers, AR, School District Number 030, 4.75%, 2032	935,000	888,652
Van Buren, AR, School District No. 42, 4.5%, 2031	375,000	345,469
Van Buren, AR, School District No. 42, 4.625%, 2033	745,000	680,222
		$23,822,898
Healthcare Revenue - Hospitals - 11.0%
Arkansas Development Finance Authority, Health Refunding Rev. (Sister of Mercy), “A”, NATL, 5%, 2013	$2,955,000	$3,071,161
Batesville, AR, Medical District Rev. (White River Medical Center), 5.5%, 2024	750,000	741,435
Baxter County, AR, Hospital Rev. (Baxter Regional Hospital), 5%, 2026	1,000,000	924,170
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	420,000	383,376
Illinois Finance Authority Rev. (Central Dupage Health), 5%, 2027	375,000	359,486
Illinois Finance Authority Rev. (Children's Memorial Hospital), “A”, ASSD GTY, 5.25%, 2047	825,000	718,352
Illinois Finance Authority Rev. (Resurrection Health), 6.125%, 2025	170,000	168,327
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	510,000	504,099
Indiana Finance Authority Rev. (Sisters of St. Francis Health Services), 5.375%, 2032	1,085,000	1,041,492
Jefferson County, AR, Hospital Rev., Refunding & Improvement (Regional Medical Center), 5.8%, 2021	1,000,000	1,001,960
Jefferson Parish, LA, Hospital Rev., Hospital Service District No. 1 (West Jefferson Medical Center), “B”, AGM, 5.25%, 2028	275,000	273,765
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	545,000	509,210

20

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 2045	$395,000	$366,141
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	470,000	409,253
Mena, AR, Hospital Rev., 4.25%, 2021	400,000	365,124
Mena, AR, Hospital Rev., 4.6%, 2024	615,000	553,469
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	110,000	105,763
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	355,000	345,944
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 2039	490,000	466,294
North Little Rock, AR, Health Facilities Board Rev. (Baptist Health Facilities), 5.7%, 2022	500,000	503,715
Ohio Higher Educational Facility Commission Rev. (University Hospital Health System), 6.75%, 2039	685,000	705,776
Pulaski County, AR, Hospital Rev. (Arkansas Children's Hospital Foundation), AGM, 4%, 2020	1,000,000	1,012,700
Pulaski, AR, Hospital Rev. (Arkansas Children’s Hospital), ASSD GTY, 5.5%, 2034	750,000	774,698
Pulaski, AR, Hospital Rev. (Arkansas Children’s Hospital), ASSD GTY, 5.5%, 2039	1,375,000	1,405,855
Sebastian County, AR, Health Facilities Board Hospital Rev., “A”, 5.25%, 2011	1,000,000	1,036,960
St. Louis Park, MN, Health Care Facilities Rev. (Nicollet Health Services), 5.75%, 2039	250,000	233,178
Washington County, AR, Hospital Rev. (Regional Medical Center), “A”, 5%, 2035	1,000,000	876,300
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	990,000	1,025,729
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	675,000	577,712
		$20,461,444
Industrial Revenue - Other - 0.2%
Virgin Islands Public Finance Authority, Refinery Facilities Rev. (Hovensa Coker Project), 5.875%, 2022	$335,000	$304,753

Industrial Revenue - Paper - 0.1%
Arkansas Development Finance Authority, Industrial Facilities Rev. (Potlatch Corp.), “A”, 7.75%, 2025	$250,000	$250,118

Multi-Family Housing Revenue - 0.5%
Fort Smith, AR, Residential Housing Facilities Board Rev. (Gorman Towers), “A”, GNMA, 5.45%, 2037	$1,000,000	$1,001,180

Issuer	Shares/Par	Value ($)

Sales & Excise Tax Revenue - 5.8%
Bentonville, AR, Sales & Use Tax, N, AMBAC, 4.375%, 2025	$1,000,000	$973,160
Bentonville, AR, Sales & Use Tax, 4%, 2026	1,310,000	1,197,301
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 2041	760,000	681,819
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 2029	1,000,000	1,089,960
Puerto Rico Infrastructure Financing Authority, Special Tax Rev., “C”, FGIC, 5.5%, 2022	765,000	771,954
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 2057	1,010,000	966,105
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.375%, 2039	1,730,000	1,574,681
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 6%, 2039	815,000	810,518
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 2041	820,000	728,258
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, 0%, 2056	9,770,000	422,748
Springdale, AR, Sales & Use Tax Rev., 5%, 2015	1,420,000	1,529,965
		$10,746,469
Single Family Housing - Local - 3.6%
Harrison, AR, Residential Housing Facilities Board, Single Family Mortgage Rev., ETM, FGIC, 7.4%, 2011 (c)	$4,000,000	$4,113,840
Pulaski County, AR, Public Facilities Board Rev., Capital Appreciation, “C”, FNMA, 0%, 2014	2,750,000	2,508,028
		$6,621,868
Single Family Housing - State - 5.9%
Arkansas Development Finance Authority Rev., Mortgage Backed Securities Program, “B”, GNMA, 5%, 2029	$130,000	$120,506
Arkansas Development Finance Authority Rev., Mortgage Backed Securities Program, “C”, GNMA, 5.35%, 2027	1,560,000	1,523,496
Arkansas Development Finance Authority Rev., Mortgage Backed Securities Program, “C”, GNMA, 5.625%, 2035	910,000	951,241
Arkansas Development Finance Authority Rev., Mortgage Backed Securities Program, “E”, GNMA, 5.4%, 2034	650,000	643,156
Arkansas Development Finance Authority, Mortgage Backed Securities Program Rev., “I”, GNMA, 5.3%, 2033	105,000	104,977
Arkansas Development Finance Authority, Mortgage Rev., “B”, GNMA, 4.85%, 2031	805,000	745,985
Arkansas Development Finance Authority, Mortgage Rev., “B”, GNMA, 5.25%, 2035	1,440,000	1,446,466
Arkansas Development Finance Authority, Single Family Mortgage Rev., “B”, GNMA, 5.125%, 2024	445,000	440,123

21

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Single Family Housing - State - continued
Arkansas Development Finance Authority, Single Family Mortgage Rev., “B”, GNMA, 5.7%, 2028	$2,945,000	$2,996,243
Arkansas Housing Development Agency, Single Family Rev., Mortgage Program, ETM, 8.375%, 2011 (c)	1,000,000	1,019,340
Arkansas State University, Auxiliary Enterprises Rev., AGM, 4.65%, 2040	1,080,000	950,022
		$10,941,555
State & Local Agencies - 3.7%
Arkansas Development Finance Authority Rev., “A”, AGM, 5%, 2014	$435,000	$484,064
Arkansas Development Finance Authority Rev., Correctional Facilities, “A”, 5.125%, 2034	500,000	470,625
Arkansas Development Finance Authority Rev., Environmental State Agency Facilities, “A”, AMBAC, 5%, 2040	2,500,000	2,388,300
Arkansas Development Finance Authority, Public Purpose Rev. (Arkansas Game & Fish Commission), AGM, 5%, 2027	3,205,000	3,347,430
California Public Works Board Lease Rev. (Various Capital Projects), “G-1”, 5.75%, 2030	285,000	279,118
		$6,969,537
Tax - Other - 3.7%
Commonwealth of Puerto Rico, Public Improvement, “B”, 6.5%, 2037	$2,000,000	$2,029,000
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	490,000	470,057
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	65,000	62,280
Little Rock, AR, Hotel & Restaurant Gross Receipts Tax Rev., 7.375%, 2015	2,400,000	2,637,480
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2029	135,000	119,611
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2039	150,000	123,651
Virgin Islands Public Finance Authority Rev., “B”, 5%, 2025	135,000	130,806
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2029	940,000	834,372
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 2039	505,000	486,345
		$6,893,602
Tobacco - 1.1%
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AMBAC, 0%, 2026	$2,000,000	$969,320
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AMBAC, 0%, 2027	1,940,000	874,145

Issuer	Shares/Par	Value ($)

Tobacco - continued
Children’s Trust Fund, Tobacco Settlement Rev., Puerto Rico, 5.5%, 2039	$290,000	$230,298
		$2,073,763
Transportation - Special Tax - 1.3%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, 4.95%, 2026	$1,370,000	$1,311,117
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “G”, 5%, 2023	750,000	723,975
Metropolitan Transportation Authority Rev., NY, “A”, 5%, 2037	490,000	448,100
		$2,483,192
Universities - Colleges - 20.9%
Arkansas State University, Auxiliary Enterprises Rev., AGM, 4.65%, 2035	$1,000,000	$904,310
Arkansas Technical University, Housing Systems Rev., AMBAC, 5.2%, 2026	500,000	534,160
Arkansas University Rev. (Student Fee), AMBAC, 5%, 2032	2,595,000	2,568,323
Conway, AR, Public Facilities Board, Capital Improvement Rev. (Hendrix College), “B”, 5%, 2035	1,000,000	906,050
Illinois Finance Authority Rev. (Roosevelt University Project), 6.5%, 2039	750,000	725,633
New York Dormitory Authority Rev., Non-State Supported Debt (New York University), “A”, 5.25%, 2048	1,605,000	1,563,896
University of Arkansas Rev. (Fort Smith Campus), 5%, 2028	860,000	897,384
University of Arkansas Rev. (Student Fee-Phillips), 5.1%, 2034	750,000	760,980
University of Arkansas Rev., “A”, 5%, 2033	1,000,000	1,015,710
University of Arkansas, Administration Building Rev. , “A”, 5%, 2038	1,000,000	1,001,840
University of Arkansas, University Construction Rev. (Monticello), AMBAC, 5%, 2025	1,525,000	1,582,859
University of Arkansas, University Construction Rev. (UAMS Campus), “B”, NATL, 5%, 2026	1,405,000	1,458,882
University of Arkansas, University Construction Rev. (UAMS Campus), “B”, NATL, 5%, 2027	2,180,000	2,262,121
University of Arkansas, University Construction Rev. (UAMS Campus), “B”, NATL, 5%, 2034	3,200,000	3,217,536
University of Arkansas, University Facilities Rev. (Fayetteville Campus), FGIC, 5%, 2027	3,155,000	3,214,535
University of Arkansas, University Facilities Rev. (Pine Bluff Campus), “A”, AMBAC, 5%, 2030	1,000,000	1,021,150
University of Arkansas, University Facilities Rev. (UAMS Campus), FGIC, 5%, 2028	2,000,000	2,064,820
University of Arkansas, University Rev. (Fayetteville Campus), FGIC, 5%, 2032	2,500,000	2,512,850
University of Arkansas, University Rev. (UAMS Campus), 4.5%, 2016	750,000	824,753

22

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
University of Arkansas, University Rev. (UAMS Campus), 4.5%, 2017	$725,000	$790,308
University of Arkansas, University Rev. (UAMS Campus), 4.5%, 2018	795,000	865,024
University of Arkansas, University Rev. (UAMS Campus), 4.5%, 2019	320,000	345,331
University of Arkansas, University Rev., Var Fac-Fayetteville Campus, AMBAC, 5%, 2036	2,500,000	2,505,925
University of California Rev., “J”, AGM, 4.5%, 2035	1,275,000	1,084,949
University of Central Arkansas Rev., “C”, ASSD GTY, 4.25%, 2040	4,000,000	3,458,120
University of Puerto Rico Rev., “Q”, 5%, 2036	1,145,000	951,999
		$39,039,448
Utilities - Investor Owned - 1.7%
Delaware Economic Development Authority Rev. (Indian River Power LLC), 5.375%, 2045	$865,000	$730,735
Farmington, NM, Pollution Control Rev. (Arizona Public Service Co.), “A”, 4.7%, 2024	710,000	668,884
Independence County, AR, Pollution Control Rev., N, AMBAC, 4.9%, 2022	1,000,000	997,360
Jefferson County, AR, Pollution Control Rev. (Entergy Arkansas, Inc., Project), 4.6%, 2017	750,000	751,020
		$3,147,999
Utilities - Municipal Owned - 6.3%
Benton, AR, Public Utility Revenue, AMBAC, 5%, 2031	$1,500,000	$1,490,445
Benton, AR, Utilities Rev., AMBAC, 5%, 2030	470,000	471,495
Benton, AR, Utilities Rev., AMBAC, 5%, 2036	1,000,000	939,750
Guam Power Authority Rev., “A”, 5.5%, 2030	450,000	423,360
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 2033	245,000	260,430
North Little Rock, AR, Electric Rev., “A”, NATL, 6.5%, 2015	6,000,000	6,537,960
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 2030	1,000,000	911,480
Puerto Rico Electric Power Authority, “TT”, 5%, 2027	470,000	426,633
Puerto Rico Electric Power Authority, Power Rev., “XX”, 5.25%, 2040	435,000	374,457
		$11,836,010

Issuer	Shares/Par	Value ($)

Utilities - Other - 0.2%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2021	$300,000	$289,686
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	155,000	151,100
		$440,786
Water & Sewer Utility Revenue - 9.3%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 2028	$1,200,000	$1,141,320
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	2,000,000	1,849,000
Detroit, MI, Sewer Disposal System Rev., “B”, AGM, 7.5%, 2033	375,000	428,648
Fort Smith, AR, Water & Sewer Rev., AGM, 5%, 2032 (f)	2,000,000	2,050,180
Fort Smith, AR, Water & Sewer Rev., “C”, AGM, 5.25%, 2020	1,315,000	1,349,440
Hot Springs, AR, Wastewater Rev., ASSD GTY, 4.625%, 2037	1,260,000	1,168,033
Little Rock, AR, Sewer Rev., 5.5%, 2030	750,000	784,133
Little Rock, AR, Sewer Rev., 5.75%, 2038	1,000,000	1,048,270
Little Rock, AR, Sewer Rev., “A”, AGM, 4.375%, 2033	750,000	660,398
Little Rock, AR, Sewer Rev., “C”, AGM, 5%, 2037	3,000,000	2,860,350
Little Rock, AR, Sewer Rev., Refunding & Construction, 5%, 2022	1,750,000	1,762,845
Rogers, AR Sewer Rev., Improvement, AMBAC, 5%, 2037	1,000,000	971,680
Wasco, CA, Semitropic Improvement District (Semitropic Water Storage District), “A”, 5%, 2038	1,325,000	1,234,874
		$17,309,171
Total Municipal Bonds (Identified Cost, $179,378,012)		$175,584,776

Money Market Funds (v) - 5.1%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value	9,480,352	$9,480,352
Total Investments (Identified Cost, $188,858,364)		$185,065,128

Other Assets, Less Liabilities - 0.8%		1,436,094
Net Assets - 100.0%		$186,501,222

23

Portfolio of Investments – continued

Derivative Contracts at 3/31/11

Futures Contracts Outstanding at 3/31/11

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	11	$1,322,063	June - 2011	$(2,531)
U.S. Treasury Note 10 yr (Short)	USD	17	2,023,531	June - 2011	(4,177)

					$(6,708)

At March 31, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Portfolio Footnotes and Notes to Financial Statements

24

PORTFOLIO OF INVESTMENTS

3/31/11

MFS CALIFORNIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 94.3%

Issuer	Shares/Par	Value ($)

Airport & Port Revenue - 3.5%
Orange County, CA, Airport Rev., “A”, 5%, 2031	$1,310,000	$1,290,232
Port of Oakland, CA, “A”, NATL, 5%, 2026	2,880,000	2,572,358
Sacramento County, CA, Airport Systems Rev., 5%, 2040	2,000,000	1,744,140
San Diego County, CA, Regional Airport Authority Rev., “A”, 5%, 2040	3,000,000	2,616,210
San Jose, CA, Airport Rev., "A", BHAC, 5.5%, 2023	2,345,000	2,373,116
		$10,596,056
General Obligations - General Purpose - 2.5%
State of California, 5%, 2034	$2,200,000	$2,018,412
State of California, 6%, 2039	3,000,000	3,058,170
State of California, 5.25%, 2040	2,775,000	2,552,917
		$7,629,499
General Obligations - Improvement - 0.3%
Guam Government, “A”, 6.75%, 2029	$85,000	$84,992
Guam Government, “A”, 5.25%, 2037	815,000	654,600
Guam Government, “A”, 7%, 2039	95,000	98,149
		$837,741
General Obligations - Schools - 11.7%
Antelope Valley, CA (Union High School), “A”, NATL, 5%, 2027	$1,400,000	$1,410,570
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 2029	4,335,000	1,396,217
Cabrillo, CA, Community College District, Capital Appreciation, “A”, NATL, 0%, 2028	1,000,000	332,990
Campbell, CA, Union School District, Capital Appreciation, “A”, 0%, 2035	4,000,000	1,728,080
Capistrano, CA, Union High School District, “A”, FGIC, 5.875%, 2020	1,185,000	1,195,677
Chabot-Las Positas, CA, Community College (Election of 2004), “B”, AMBAC, 5%, 2030	1,090,000	1,025,091
Chabot-Las Positas, CA, Community College District (Election of 2004), “B”, AMBAC, 5%, 2031	2,150,000	1,994,039
Colton, CA, Joint Union School District (Election of 2001), Capital Appreciation, “C”, FGIC, 0%, 2032	1,000,000	237,460
Colton, CA, Joint Union School District (Election of 2001), Capital Appreciation, “C”, FGIC, 0%, 2033	3,000,000	654,540
Coronado, CA, Union School District, “A”, 5.7%, 2020	1,285,000	1,301,320
Desert Sands, CA, Unified School District (Election of 2001), AMBAC, 5%, 2031	3,365,000	3,331,047

Issuer	Shares/Par	Value ($)

General Obligations - Schools - continued
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation,”A”, ASSD GTY, 0%, 2034	$1,000,000	$552,470
Foothill-De Anza, CA, Community College District (Election of 1999), Capital Appreciation, “B”, FGIC, 0%, 2025	1,500,000	638,790
Glendale, CA, Community College District (Election 2002), “D”, NATL, 5%, 2031	1,710,000	1,673,372
Lake Tahoe, CA, Unified School District (Election of 2008), Capital Appreciation, AGM, 0%, 2045	3,485,000	756,837
Long Beach, CA, Community College District (Election of 2008), Capital Appreciation, “A”, AGM, 0%, 2028	1,375,000	446,297
Los Angeles, CA, Unified School District (Election of 2005), “E”, AGM, 5%, 2015	1,000,000	1,110,130
Los Angeles, CA, Unified School District, “D”, 5%, 2034	2,000,000	1,866,040
Moorpark, CA, Unified School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 2033	3,000,000	634,770
Moreland, CA, School District (Election of 2002), Capital Appreciation, “B”, FGIC, 0%, 2028	1,440,000	462,067
Napa Valley, CA, Unified School District (Election of 2006), Capital Appreciation, “A”, 0%, 2029	3,385,000	1,109,806
Natomas Union School District (Election of 2002), “B”, FGIC, 5%, 2028	1,430,000	1,288,959
Oceanside, CA, Union School District, Capital Appreciation, ASSD GTY, 0%, 2031	3,210,000	811,905
Sacramento, CA, City Unified School District, Capital Appreciation, AGM, 0%, 2025	5,510,000	2,234,525
San Mateo County, CA, Community College District (Election of 2001), Capital Appreciation, “A”, NATL, 0%, 2021	4,300,000	2,510,254
San Ysidro, CA, School District, AMBAC, 6.125%, 2021	960,000	981,312
Santa Monica, CA, Community College District (Election of 2002), Capital Appreciation, “C”, NATL, 0%, 2027	2,000,000	711,440
Shasta, CA, Union High School District (Election 2001), Capital Appreciation, NATL, 0%, 2027	2,020,000	679,488
Walnut Valley, CA, Union School District (Election of 2000), Capital Appreciation, “E”, AGM, 0%, 2028	1,535,000	490,970
Washington, CA, Union School District, (Election of 1999), “A”, FGIC, 5.625%, 2021	1,000,000	1,027,120

25

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

General Obligations - Schools - continued
West Contra Costa, CA, Unified School District (Election of 2005), Capital Appreciation, “C”, ASSD GTY, 0%, 2029	$1,690,000	$498,989
		$35,092,572
Healthcare Revenue - Hospitals - 19.9%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (San Diego Hospital), “C”, 5.375%, 2020	$2,000,000	$2,026,420
California Health Facilities Financing Authority Rev. (Catholic Healthcare West), “A”, 6%, 2029	1,500,000	1,522,215
California Health Facilities Financing Authority Rev. (Catholic Healthcare West), “G”, 5.25%, 2023	2,000,000	2,023,560
California Health Facilities Financing Authority Rev. (Cedars Sinai Medical Center), 5%, 2027	1,000,000	925,300
California Health Facilities Financing Authority Rev. (Cedars Sinai Medical Center), 5%, 2039	2,835,000	2,421,827
California Health Facilities Financing Authority Rev. (Children's Hospital of Orange County), 6.25%, 2029	2,000,000	2,039,720
California Health Facilities Financing Authority Rev. (Providence Health & Services), “B”, 5.5%, 2039	1,000,000	967,880
California Health Facilities Financing Authority Rev. (Providence Health & Services), “C”, 6.5%, 2018 (c)	30,000	38,432
California Health Facilities Financing Authority Rev. (Providence Health & Services), “C”, 6.5%, 2033	1,500,000	1,605,285
California Health Facilities Financing Authority Rev. (Providence Health & Services), “C”, 6.5%, 2038	1,720,000	1,832,006
California Health Facilities Financing Authority Rev. (Scripps Health), “A”, 5%, 2036	1,000,000	862,200
California Health Facilities Financing Authority Rev. (Stanford Hospital), “B”, 5.25%, 2031	2,000,000	1,943,480
California Health Facilities Financing Authority Rev. (Sutter Health), “A”, 5%, 2042	3,000,000	2,522,100
California Health Facilities Financing Authority Rev., Health Facilities (Adventist Health Systems), “A”, 5%, 2033	1,750,000	1,495,183
California Municipal Finance Authority, COP (Community Hospitals, Central California), 5.25%, 2037	2,000,000	1,574,480
California Statewide Communities Development Authority Rev. (Adventist Health), “A”, 5%, 2035	3,300,000	2,747,184
California Statewide Communities Development Authority Rev. (Daughters of Charity Health), “A”, 5.25%, 2024	1,000,000	890,040

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
California Statewide Communities Development Authority Rev. (Enloe Medical Center), CALHF, 6.25%, 2033	$2,000,000	$2,018,580
California Statewide Communities Development Authority Rev. (Enloe Medical Center), “A”, CALHF, 5.5%, 2023	1,000,000	1,011,380
California Statewide Communities Development Authority Rev. (John Muir Health), 5.125%, 2039	1,000,000	866,540
California Statewide Communities Development Authority Rev. (Los Angeles Children’s Hospital), 5.125%, 2019	4,000,000	3,945,000
California Statewide Communities Development Authority Rev. (Santa Ynez Valley Cottage Hospital), 5.25%, 2030	1,740,000	1,619,000
California Statewide Communities Development Authority Rev. (Sutter Health), “B”, 5.625%, 2042	2,000,000	1,878,340
California Statewide Communities Development Authority Rev. (Sutter Health), “B”, AMBAC, 5%, 2038	3,000,000	2,553,120
California Statewide Communities Development Authority Rev. (Valleycare Health Systems), “A”, 5.125%, 2031	2,000,000	1,598,640
California Statewide Communities Development Authority Rev., Health Facilities (Memorial Health Services), “A”, 6%, 2023	1,500,000	1,552,740
Madera County, CA, COP (Children's Hospital Central California), 5.375%, 2036	3,000,000	2,640,510
Northern Inyo County, CA, Local Hospital District Rev., 6.375%, 2025	835,000	804,547
Palomar Pomerado Health Care District, CA, COP, 6.75%, 2039	2,000,000	1,921,760
Rancho Mirage, CA, Joint Powers (Eisenhower Medical Center), “A”, 5%, 2047	2,000,000	1,479,660
Santa Clara County, CA, Financing Authority Rev. (El Camino Hospital), AMBAC, 5.125%, 2041	2,600,000	2,216,448
Sierra View, CA, Local Health Care District Rev., 5.25%, 2037	1,000,000	892,900
Torrance, CA, Rev. (Torrance Memorial Medical Center), “A”, 5%, 2040	3,000,000	2,466,840
Washington Township, CA, Health Care District Rev., “A”, 6.25%, 2039	1,000,000	972,770
West Contra Costa, CA, Healthcare District, AMBAC, 5.5%, 2029	2,000,000	2,009,820
		$59,885,907
Healthcare Revenue - Long Term Care - 2.3%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Casa de las Campanas), CALHF, 6%, 2037	$1,305,000	$1,269,556
California Health Facilities Financing Authority Rev. (Paradise Valley Estates), CALHF, 5.125%, 2022	1,000,000	1,005,120

26

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Long Term Care - continued
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), 6.25%, 2039	$1,500,000	$1,398,495
California Statewide Communities Development Authority Rev. (Senior Living Presbyterian Homes), 4.875%, 2036	1,000,000	788,110
Eden Township, CA, Healthcare District, COP, 6.125%, 2034	1,500,000	1,377,705
La Verne, CA, COP (Brethren Hillcrest Homes), “B”, 6.625%, 2025	1,000,000	948,310
		$6,787,296
Industrial Revenue - Other - 0.6%
California Enterprise Development Authority Sewer Facilities Rev. (Anheuser-Busch), 5.3%, 2047	$1,000,000	$911,880
Virgin Islands Public Finance Authority, Refinery Facilities Rev. (Hovensa Coker Project), 5.875%, 2022	960,000	873,322
		$1,785,202
Miscellaneous Revenue - Entertainment & Tourism - 0.3%
Agua Caliente Band of Cahuilla Indians, CA, Rev., 6%, 2018 (n)	$750,000	$754,748

Miscellaneous Revenue - Other - 2.0%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Jackson Lab), 5.75%, 2037	$4,115,000	$3,891,309
California Infrastructure & Economic Development Bank Rev. (Walt Disney Family Museum), 5.25%, 2033	1,340,000	1,274,755
San Diego County, CA, COP (Burnham Institute for Medical Research), 5%, 2034	1,000,000	792,540
		$5,958,604
Parking - 0.3%
San Francisco, CA, Union Square, NATL, 6%, 2020	$1,000,000	$1,027,180

Sales & Excise Tax Revenue - 1.7%
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2028	$115,000	$112,109
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2032	1,605,000	1,269,940
Santa Clara Valley, CA, Transportation Authority, Sales Tax Rev., “B”, 5%, 2020	$3,270,000	$3,653,506
		$5,035,555
Single Family Housing - Local - 0.0%
California Rural Home Mortgage Finance Authority Rev., GNMA, 7.3%, 2031	$10,000	$10,410
California Rural Home Mortgage Finance Authority Rev., Mortgage Backed Securities Program, “B4”, GNMA, 6.35%, 2029	15,000	15,585
		$25,995

Issuer	Shares/Par	Value ($)

Single Family Housing - State - 2.0%
California Housing Finance Agency Rev., (Housing Project), “A”, 4.95%, 2036	$3,400,000	$2,705,414
California Housing Finance Agency Rev., Home Mortgage, “I”, 4.75%, 2031	3,000,000	2,485,890
California Housing Finance Agency Rev., Home Mortgage, Capital Appreciation, NATL, 0%, 2028	2,425,000	854,522
		$6,045,826
Solid Waste Revenue - 0.7%
South Bayside Waste Management Authority, Solid Waste Enterprise Rev. (Shoreway Environmental), “A”, 6.25%, 2029	$2,000,000	$2,082,000

State & Agency - Other - 0.7%
Pasadena, CA, COP, (Old Pasadena Parking Facilities Project), 6.25%, 2018	$2,005,000	$2,191,966

State & Local Agencies - 9.7%
Banning, CA, COP, Water Systems Improvement Project, ETM, AMBAC, 8%, 2019	$665,000	$791,855
California Department of Water Resources, Power Supply Rev., “C”, 5.25%, 2028	2,500,000	2,328,325
California Public Works Board Lease Rev., 6.25%, 2034	1,500,000	1,521,615
California Public Works Board Lease Rev. (Various Capital Projects), “G-1”, 5.75%, 2030	2,000,000	1,958,720
California Public Works Board Lease Rev., Department of Education (Riverside Campus), 6%, 2026	2,000,000	2,087,560
California Public Works Board Lease Rev., Department of Justice, “D”, 5.25%, 2020	1,565,000	1,582,919
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 0.958%, 2037	2,320,000	1,470,741
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., FGIC, 5%, 2035	1,745,000	1,516,597
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, AGM, 4.55%, 2022	3,000,000	2,882,970
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, 5%, 2045	3,500,000	2,798,985
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, ASSD GTY, 5%, 2035	2,120,000	1,842,513
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, FGIC, 5%, 2035	2,000,000	1,671,140
Los Angeles, CA, COP, Real Property Program, AMBAC, 5.3%, 2027	3,000,000	3,022,950
San Diego, CA, Public Facilities Financing Authority Lease Rev. (Master Refunding Project), “A”, 5.25%, 2040	1,000,000	856,310

27

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

State & Local Agencies - continued
San Marcos, CA, School Financing Authority Lease Rev., AGM, 5%, 2040	$1,000,000	$882,180
Yuba, CA, Levee Financing Authority Rev. (Levee Financing Project), “A”, ASSD GTY, 5%, 2038	2,170,000	1,994,252
		$29,209,632
Tax - Other - 0.2%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$445,000	$426,889
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	145,000	138,933
		$565,822
Tax Assessment - 5.6%
Bay Area Governments Association, Tax Allocation, “A”, AMBAC, 5%, 2033	$3,700,000	$2,802,306
Fontana, CA, Redevelopment Agency Tax Allocation (Jurupa Hills Redevelopment Project), “A”, 5.5%, 2027	3,350,000	3,042,437
Glendale, CA, Redevelopment Agency, Tax Allocation Rev. (Central Glendale Redevelopment Project), 5.5%, 2024	1,750,000	1,609,353
Orange County, CA, Community Facilities District, Special Tax (Rancho Santa Margarita), “A”, 5.55%, 2017	1,000,000	1,001,140
Riverside County, CA, Redevelopment Agency, Tax Allocation, “A”, XLCA, 5%, 2037	1,900,000	1,454,165
San Diego, CA, Redevelopment Agency, Tax Allocation (Centre City), “B”, AMBAC, 5.3%, 2020	1,250,000	1,224,587
San Diego, CA, Redevelopment Agency, Tax Allocation Rev. (Centre City), “A”, AMBAC, 5.25%, 2025	2,360,000	2,125,392
San Francisco, CA, City & County Redevelopment Financing Authority, Tax Allocation (Mission Bay North Redevelopment), “C”, 6.375%, 2032	1,000,000	942,760
San Francisco, CA, City & County Redevelopment Financing Authority, Tax Allocation (Mission Bay North Redevelopment), “C”, 6.5%, 2039	1,000,000	944,480
Santa Fe Springs, CA, Community Development Commission, Tax Allocation, Capital Appreciation, NATL, 0%, 2026	4,720,000	1,628,825
		$16,775,445
Tobacco - 4.4%
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 6.75%, 2013 (c)(f)	$2,645,000	$2,969,700
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 6.25%, 2013 (c)	2,170,000	2,342,927

Issuer	Shares/Par	Value ($)

Tobacco - continued
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 2047	$8,000,000	$5,331,200
Inland Empire, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Asset Backed, Capital Appreciation, “C-1”, 0%, 2036	5,000,000	336,550
Railsplitter Tobacco Settlement Authority, IL, 6%, 2028	1,800,000	1,747,350
Silicon Valley Tobacco Securitization Authority, CA, Tobacco Settlement Rev. (Santa Clara), Capital Appreciation, “A”, 0%, 2036	5,000,000	402,550
		$13,130,277
Toll Roads - 0.6%
Bay Area Toll Authority, CA, Toll Bridge Rev. (San Francisco Bay Area), “F1”, 5%, 2034	$1,500,000	$1,427,205
Foothill/Eastern Corridor Agency, CA, Toll Road Rev., NATL, 5.125%, 2019	500,000	464,260
		$1,891,465
Universities - Colleges - 9.6%
California Educational Facilities Authority Rev. (Claremont Graduate University), “A”, 6%, 2033	$1,500,000	$1,507,470
California Educational Facilities Authority Rev. (Claremont Graduate University), “A”, 5%, 2042	2,000,000	1,616,960
California Educational Facilities Authority Rev. (Dominican University of California), 5%, 2025	800,000	693,072
California Educational Facilities Authority Rev. (Dominican University), 5%, 2036	1,150,000	879,785
California Educational Facilities Authority Rev. (Fresno Pacific University), “A”, 6.75%, 2019	2,000,000	1,948,620
California Educational Facilities Authority Rev. (Lutheran University), “C”, 5%, 2029	2,500,000	2,212,775
California Educational Facilities Authority Rev. (Pitzer College), 6%, 2040	3,000,000	2,999,970
California Educational Facilities Authority Rev. (University Financing Project), 5%, 2017	685,000	673,088
California Educational Facilities Authority Rev. (University Financing Project), 5%, 2026	1,315,000	1,099,222
California Educational Facilities Authority Rev. (University of La Verne), “A”, 5%, 2029	1,500,000	1,287,825
California Educational Facilities Authority Rev. (University of San Francisco), 6.125%, 2030	1,760,000	1,800,304
California Educational Facilities Authority Rev. (University of The Pacific), 5.25%, 2029	1,265,000	1,260,484
California Municipal Finance Authority Rev. (Biola University), 5.8%, 2028	2,000,000	1,969,780
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.125%, 2030	1,500,000	1,451,460

28

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 2040	$1,500,000	$1,401,150
California Public Works Board Lease Rev. (Regents University), 5%, 2034	1,500,000	1,357,515
California Statewide Communities, Notre Dame de Namur University, 6.625%, 2033	1,000,000	896,650
University of California Rev., “U”, 5%, 2017	3,430,000	3,904,746
		$28,960,876
Universities - Dormitories - 1.2%
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 5.625%, 2033	$2,000,000	$1,588,560
California Statewide Communities Development Authority Rev. (Student Housing, SUCI East Campus), 6%, 2040	2,000,000	1,867,420
		$3,455,980
Universities - Secondary Schools - 0.8%
California Statewide Communities Development Authority Rev. (Aspire Public Schools), 6.125%, 2046	$1,300,000	$1,192,685
California Statewide Communities Development Authority Rev. (Escondido Charter High School), 7.5%, 2011 (c)	1,000,000	1,043,150
		$2,235,835
Utilities - Investor Owned - 0.6%
California Pollution Control Financing Authority, Water Facilities Rev. (American Water Capital Corp. Project), 5.25%, 2040	$2,000,000	$1,845,640

Utilities - Municipal Owned - 5.2%
California Department of Water Resources Power Supply Rev., “L”, 5%, 2019	$2,000,000	$2,242,180
California Department of Water Resources Power Supply Rev., “M”, 4%, 2019	5,000,000	5,235,300
California Infrastructure & Economic Development Bank Rev. (California Independent System Corp.), “A”, 6%, 2030	3,755,000	3,821,163
Puerto Rico Electric Power Authority, Power Rev., “XX”, 5.25%, 2040	1,740,000	1,497,827
Tuolumne Wind Project Authority Rev. (Tuolomne Co.), “A”, 5.625%, 2029	2,000,000	2,068,860
Virgin Islands Water & Power Authority Rev., 5.5%, 2017	800,000	800,776
		$15,666,106

Issuer	Shares/Par	Value ($)

Utilities - Other - 2.1%
California M-S-R Energy Authority Gas Rev., “A”, 7%, 2034	$1,750,000	$1,915,235
Long Beach, CA, Bond Financing Authority Natural Gas Purchase Rev., “A”, 5.25%, 2022	2,210,000	2,189,049
Southern California Public Power Authority (Natural Gas Project No. 1), “A”, 5%, 2033	2,565,000	2,172,247
		$6,276,531
Water & Sewer Utility Revenue - 5.8%
California Department of Water Resources, Center Valley Project Rev., 7%, 2012	$1,070,000	$1,183,003
California Department of Water Resources, Center Valley Project Rev., FGIC, 5%, 2012 (c)	20,000	21,485
California Department of Water Resources, Center Valley Project Rev., ETM, 7%, 2012 (c)	20,000	22,109
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 2040	525,000	443,699
Hollister, CA, Joint Powers Financing Authority Wastewater Rev. (Refining & Improvement Project), “1”, AGM, 5%, 2037	4,000,000	3,448,160
Lindmore Irrigation District Rev., Certificates of Participation, “A”, 5%, 2030	1,890,000	1,668,303
Lower Tule River, CA, Irrigation District Rev., COP, “A”, 4.75%, 2030	3,625,000	2,983,012
Ontario, CA, COP, Water Systems Improvement Project, NATL, 5%, 2034	2,000,000	1,838,580
Placerville, CA, Public Financing Authority Rev. (Wastewater Systems Refining & Improvement Project), XLCA, 5%, 2034	2,000,000	1,629,260
San Diego, CA, Public Facilities Financing Authority Sewer Rev., “A”, 5%, 2028	350,000	352,534
West Sacramento, CA, Financing Authority Rev., Water Systems Improvement Project, FGIC, 5%, 2032	2,750,000	2,322,375
Woodland, CA, Financing Authority Wastewater Rev., 5%, 2033	1,750,000	1,628,655
		$17,541,175
Total Municipal Bonds (Identified Cost, $305,387,963)		$283,290,931

Money Market Funds (v) - 4.0%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value	12,043,079	$12,043,079
Total Investments (Identified Cost, $317,431,042)		$295,334,010

Other Assets, Less Liabilities - 1.7%		5,135,308
Net Assets - 100.0%		$300,469,318

29

Portfolio of Investments – continued

Derivative Contracts at 3/31/11

Futures Contracts Outstanding at 3/31/11

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	69	$8,292,938	June - 2011	$(15,874)
U.S. Treasury Note 10 yr (Short)	USD	35	4,166,094	June - 2011	(8,599)

					$(24,473)

At March 31, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Portfolio Footnotes and Notes to Financial Statements

30

PORTFOLIO OF INVESTMENTS

3/31/11

MFS FLORIDA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.4%

Issuer	Shares/Par	Value ($)

Airport & Port Revenue - 3.3%
Greater Orlando Aviation Authority, Airport Facilities Rev., “A”, 5%, 2039	$500,000	$467,634
Miami-Dade County, FL, Aviation Rev. (Miami International Airport), “B”, AGM, 5%, 2041	1,000,000	898,760
		$1,366,394
General Obligations - General Purpose - 3.8%
Cape Coral, FL, Special Obligation Rev., NATL, 5%, 2030	$500,000	$501,185
Palm Beach County, FL, Public Improvement Rev. “2”, 5.375%, 2028	1,000,000	1,064,830
		$1,566,015
General Obligations - Schools - 9.0%
Florida Board of Education, Capital Outlay, 9.125%, 2014	$1,545,000	$1,677,746
Florida Board of Education, Capital Outlay, “E”, 5%, 2023	500,000	543,560
Florida Board of Education, Capital Outlay, ETM, 9.125%, 2014 (c)	400,000	482,624
Florida Board of Education, Public Education, “J”, 5%, 2033	1,000,000	1,003,120
		$3,707,050
Healthcare Revenue - Hospitals - 22.9%
Citrus County, FL, Hospital Development Authority Rev. (Citrus Memorial Hospital), 6.25%, 2023	$390,000	$381,116
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 6.75%, 2029	105,000	95,778
Hillsborough County, FL, Industrial Development Authority Rev. (University Community Hospital), NATL, 6.5%, 2019	1,000,000	1,207,430
Hillsborough County, FL, Industrial Development Authority Rev. (University Community Hospital), “A”, 5.625%, 2018 (c)	300,000	360,876
Indiana Health & Educational Facilities Authority, Hospital Rev. (Community Foundation of Northwest Indiana), “A”, 6.375%, 2031	120,000	120,491
Jacksonville, FL, Health Facilities Rev. (Ascension Health), “A”, 5.25%, 2032	1,000,000	977,200
Jacksonville, FL, Health Facilities Rev. (Brooks Health Systems), 5.25%, 2038	500,000	436,405
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	305,000	265,579
Marshall County, AL, Health Care Authority Rev., “A”, 6.25%, 2022	500,000	507,740
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), “A”, 6.7%, 2019	250,000	251,790

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 2030	$30,000	$29,525
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	30,000	28,844
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	225,000	219,260
New Hampshire Health & Education Facilities Authority Rev. (Exeter Hospital), 6%, 2024	500,000	508,280
Orange County, FL, Health Facilities Authority, Hospital Rev. (Orlando Regional Healthcare), “C”, 5.25%, 2035	1,000,000	874,260
Palm Beach County, FL, Health Facilities Authority Rev. (Bethesda Memorial Hospital), “A”, AGM, 5.25%, 2040	500,000	463,435
Rhode Island Health & Educational Building Corp., Hospital Financing (Lifespan Obligated Group), 6.5%, 2012 (c)	500,000	539,355
South Broward, FL, Hospital District Rev., 5%, 2036	500,000	445,990
South Dakota Health & Educational Facilities Authority Rev. (Prairie Lakes Health Care System, Inc.), 5.625%, 2013 (c)	500,000	548,970
St. Petersburg, FL, Health Facilities Authority Rev., 6.5%, 2039	70,000	71,660
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), 6.25%, 2020	300,000	300,162
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Regional Medical Center), NATL, 6.625%, 2013	485,000	486,790
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	320,000	331,549
		$9,452,485
Healthcare Revenue - Long Term Care - 0.8%
Orange County, FL, Health Facilities Authority Rev. (Orlando Lutheran Towers), 5.7%, 2026	$250,000	$212,935
St. John's County, FL, Industrial Development Authority (Bayview Project), “A”, 5.2%, 2027	150,000	110,031
		$322,966
Human Services - 0.7%
Orange County, FL, Health Facilities Authority Rev. (GF/Orlando Healthcare Facilities), 8.875%, 2021	$300,000	$300,018

Industrial Revenue - Chemicals - 1.7%
Brazos River, TX, Brazoria County Environmental Rev. (Dow Chemical, Co.), “A-7”, 6.625%, 2033	$500,000	$503,905

31

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Industrial Revenue - Chemicals - continued
Red River Authority, TX, Pollution Control Rev. (Celanese Project) “B”, 6.7%, 2030	$200,000	$198,908
		$702,813
Industrial Revenue - Environmental Services - 0.8%
Director of the State of Nevada Department of Business & Industry Rev. (Republic Services, Inc.), 5.625%, 2026 (b)	$300,000	$314,820

Industrial Revenue - Other - 1.6%
Park Creek Metropolitan District, CO, Rev. (Custodial Receipts), “CR-2”, 7.875%, 2032 (b)(n)	$160,000	$167,773
Tooele County, UT, Hazardous Waste Treatment Rev. (Union Pacific Corp.), 5.7%, 2026	500,000	498,445
		$666,218
Miscellaneous Revenue - Other - 3.5%
Citizens Property Insurance Corp., “A-1”, 5.25%, 2017	$750,000	$783,180
Madison County, FL, Rev. (Twin Oaks Project), “A”, 6%, 2025	115,000	98,929
Miami-Dade County, FL, Special Obligation, Capital Appreciation, “A”, NATL, 0%, 2032	2,000,000	400,500
Summit County, OH, Port Authority Building Rev. (Seville Project), “A”, 5.1%, 2025	180,000	147,389
		$1,429,998
Multi-Family Housing Revenue - 3.0%
Bay County, FL, Housing Finance Authority, Multi-Family Rev. (Andrews Place II Apartments), AGM, 5%, 2035	$500,000	$448,500
Florida Housing Finance Corp., Housing Rev. (Crossing at University Apartments), “Q-1”, AMBAC, 5.1%, 2018	755,000	744,287
Palm Beach County, FL, Housing Finance Authority Rev. (Westlake Apartments Project, Phase II), AGM, 4.3%, 2012	40,000	40,592
		$1,233,379
Sales & Excise Tax Revenue - 2.2%
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2033	$490,000	$111,093
Volusia County, FL, Tourist Development Tax Rev., AGM, 5%, 2034	815,000	803,818
		$914,911
Single Family Housing - Local - 0.1%
Brevard County, FL, Housing Finance Authority Rev., “B”, GNMA, 6.5%, 2022	$19,000	$20,165
Manatee County, FL, Housing Finance Mortgage Rev. (Single Family, Subordinated), Series 3, GNMA, 5.3%, 2028	20,000	19,380
		$39,545

Issuer	Shares/Par	Value ($)

Single Family Housing - State - 1.4%
Florida Housing Finance Corp. Rev. (Homeowner Mortgage), “1”, GNMA, 4.8%, 2031	$625,000	$584,738

Solid Waste Revenue - 1.2%
Delaware County, PA, Industrial Development Authority, Resource Recovery Facilities Rev. (American Ref-Fuel Co.), “A”, 6.2%, 2019	$200,000	$198,326
Palm Beach County, FL, Solid Waste Authority Rev. Improvement, BHAC, 5%, 2027	295,000	301,549
		$499,875
State & Local Agencies - 3.8%
California Public Works Board Lease Rev. (Various Capital Projects), “G-1”, 5.75%, 2030	$80,000	$78,349
Florida Municipal Loan Council Rev., “C”, NATL, 5.25%, 2022	1,000,000	1,030,080
Miami-Dade County, FL, School Board, COP, “B”, ASSD GTY, 5%, 2033	500,000	474,985
		$1,583,414
Tax - Other - 0.3%
Virgin Islands Public Finance Authority Rev., “A”, 5.25%, 2024	$130,000	$130,163

Tax Assessment - 2.4%
Arborwood Community Development District, FL, Special Assessment (Master Infrastructure Projects), “B”, 5.1%, 2014	$175,000	$124,744
Ave Maria Stewardship Community District, FL, “A”, 5.125%, 2038	185,000	124,074
Concord Station Community Development District, FL, Special Assessment, 5%, 2015	115,000	106,505
Killarney Community Development District, FL, Special Assessment, “B”, 5.125%, 2009 (d)	85,000	40,800
Middle Village Community Development District, FL, Special Assessment, “A”, 5.8%, 2022	75,000	69,062
New Port Tampa Bay Community Development District, FL, Special Assessment, “B”, 5.3%, 2012 (d)	200,000	64,000
Old Palm Community Development District, FL, Special Assessment (Palm Beach Gardens), “B”, 5.375%, 2014	80,000	76,690
Parkway Center Community Development District, FL, Special Assessment, “B”, 5.625%, 2014	75,000	61,579
Sterling Hill Community Development District, FL, Capital Improvement Rev., “B”, 5.5%, 2010 (d)	60,000	45,600
Tuscany Reserve Community Development District, FL, Special Assessment, “B”, 5.25%, 2016	220,000	179,641
Watergrass Community Development District, FL, Special Assessment, “B”, 6.96%, 2017	110,000	98,269
		$990,964

32

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Tobacco - 0.8%
Louisiana Tobacco Settlement Authority Rev., “2001-B”, 5.875%, 2039	$250,000	$227,830
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 2034	70,000	42,730
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	65,000	39,150
		$309,710
Toll Roads - 2.2%
Orlando & Orange County, FL, Expressway Authority Rev., “A”, 5%, 2040	$1,000,000	$913,450

Universities - Colleges - 9.3%
Florida Board Regents, Housing Rev., NATL, 5.3%, 2020	$610,000	$610,360
Florida Board Regents, Housing Rev. (University of Central Florida), FGIC, 5.25%, 2020	1,185,000	1,196,281
Florida Higher Educational Facilities, Financial Authority Rev. (Rollins College), 5%, 2037	500,000	465,870
Florida State University Board of Governors, System Improvement Rev., 6.25%, 2030	500,000	554,190
Miami-Dade County, FL, Educational Facilities Authority Rev. (University of Miami), “A”, 5.75%, 2028	$1,000,000	$1,006,010
		$3,832,711
Utilities - Investor Owned - 1.3%
Hillsborough County, FL, Industrial Development Authority, Pollution Control Rev. (Tempa Electric Co.), “A”, 5.65%, 2018	$500,000	$540,000

Issuer	Shares/Par	Value ($)

Utilities - Municipal Owned - 5.6%
Florida Municipal Power Agency Rev., All Requirements, “A”, 6.25%, 2031	$400,000	$427,960
Florida Power Agency Rev., “A”, 5%, 2031	1,000,000	962,770
JEA, FL, Electric System Rev., “3-D-2”, 5%, 2038	480,000	463,315
Lakeland, FL, Energy System Rev., “B”, 5.25%, 2036	500,000	476,395
		$2,330,440
Water & Sewer Utility Revenue - 15.7%
Clearwater, FL, Water & Sewer Rev., “A”, 5.25%, 2039	$500,000	$500,310
Miami-Dade County, FL, Water & Sewer Rev., AGM, 5%, 2039 (f)	1,000,000	936,640
Pinellas County, FL, Sewer Rev., AGM, 5%, 2032	1,500,000	1,494,120
Polk County, FL, Utility Systems Rev., “A”, FGIC, 5%, 2030	1,000,000	1,002,210
Seminole County, FL, Water & Sewer Rev., Unrefunded Balance, NATL, 6%, 2019	940,000	1,047,489
St. Lucie West, FL, Utility Rev., NATL, 5.25%, 2034	720,000	639,209
Tampa Bay Water, FL, Regional Water Supply Authority, Utility System Rev., FGIC, 4.75%, 2033	885,000	871,769
		$6,491,747
Total Municipal Bonds (Identified Cost, $41,169,522)		$40,223,824

Money Market Funds (v) - 0.9%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value	370,075	$370,075
Total Investments (Identified Cost, $41,539,597)		$40,593,899

Other Assets, Less Liabilities - 1.7%		709,114
Net Assets - 100.0%		$41,303,013

Derivative Contracts at 3/31/11

Futures Contracts Outstanding at 3/31/11

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	5	$595,156	June - 2011	$(1,228)

At March 31, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Portfolio Footnotes and Notes to Financial Statements

33

PORTFOLIO OF INVESTMENTS

3/31/11

MFS GEORGIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.1%

Issuer	Shares/Par	Value ($)

Airport & Port Revenue - 4.5%
Atlanta, GA, Airport Passenger Facilities Rev., “J”, AGM, 5%, 2029	$750,000	$747,323
Atlanta, GA, Airport Passenger Facilities Rev., “J”, AGM, 5%, 2034	750,000	708,113
Atlanta, GA, Airport Rev., “B”, AGM, 5.25%, 2033	1,000,000	982,110
Augusta, GA, Airport Rev., “B”, 5.35%, 2028	350,000	303,156
		$2,740,702
General Obligations - General Purpose - 3.6%
Atlanta & Fulton County, GA, Park Improvement, “A”, NATL, 5%, 2030	$500,000	$505,345
Gwinnett County, GA, Development Authority Rev. (Civic & Cultural Center), 4%, 2021	510,000	532,770
Lagrange-Troup County, GA, Hospital Authority Rev., 5.5%, 2038	500,000	493,695
Puerto Rico Public Buildings Authority Rev., Guaranteed (Government Facilities), “I”, 5.25%, 2033	245,000	217,361
State of California, 6%, 2039	420,000	428,144
		$2,177,315
General Obligations - Improvement - 0.5%
Guam Government, “A”, 6.75%, 2029	$185,000	$184,982
Guam Government, “A”, 5.25%, 2037	100,000	80,319
Guam Government, “A”, 7%, 2039	25,000	25,829
		$291,130
General Obligations - Schools - 2.7%
Commerce, GA, School District, 5%, 2022	$500,000	$542,440
Gwinnett County, GA, School District, 5%, 2029	1,000,000	1,070,160
		$1,612,600
Healthcare Revenue - Hospitals - 15.7%
Brunswick, GA, Hospital Authority Rev. (Glynn-Brunswick Memorial Hospital), 5.625%, 2034	$750,000	$714,863
Chatham County, GA, Hospital Authority Rev. (Memorial Health Medical Center), “A”, 6%, 2017	350,000	351,743
Chatham County, GA, Hospital Authority Rev., Hospital Improvement (Memorial Health University), “A”, 5.375%, 2026	200,000	169,736
Cobb County, GA, Kennestone Hospital Authority Rev. (Wellstar Health System, Inc.), “B”, AMBAC, 6.25%, 2034	500,000	524,145
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 2040	500,000	462,630
DeKalb County, GA, Private Hospital Authority Rev. Anticipation Certificates (Children’s Healthcare), 5.25%, 2039	750,000	710,685
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	350,000	319,480

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Fulton County, GA, Development Authority Rev. (Piedmont Healthcare), “A”, 5.25%, 2037	$750,000	$694,718
Gainesville & Hall County, GA, Hospital Authority Rev. (Northeast Georgia Healthcare), “A”, 5.25%, 2034	500,000	450,685
Georgia Medical Center Hospital Authority Rev. (Columbus Regional Healthcare System, Inc.), ASSD GTY, 6.5%, 2038	300,000	309,468
Georgia Medical Center Hospital Authority Rev. (Columbus Regional Healthcare System, Inc.), AGM, 5%, 2041	500,000	428,515
Houston County, GA, Hospital Authority Rev. Anticipation Certificates (Houston Healthcare Project), 5.25%, 2042	500,000	443,955
Illinois Finance Authority Rev. (Resurrection Health), 6.125%, 2025	65,000	64,360
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	200,000	197,686
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	200,000	186,866
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 2045	135,000	125,137
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 2030	45,000	44,288
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	40,000	38,459
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	130,000	126,684
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 2039	180,000	171,292
North Carolina Medical Care Commission, Hospital Rev. (The North Carolina Baptist Hospitals, Inc.), 5.25%, 2029	355,000	355,996
Richmond County, GA, Hospital Authority Rev. Anticipation Certificates (University Health Services, Inc. Project), 5.5%, 2036	750,000	691,041
St. Louis Park, MN, Health Care Facilities Rev. (Nicollet Health Services), 5.75%, 2039	100,000	93,271
Thomasville, GA, Hospital Authority Rev. Anticipation Certificates (John D. Archbold), 5.375%, 2040	500,000	447,170
Valdosta & Lowndes County, GA, Hospital Authority Rev. (Southern Georgia Medical Center Project), AMBAC, 5.25%, 2027	500,000	494,025
Valdosta & Lowndes County, GA, Hospital Authority Rev. (Southern Georgia Medical Center Project), 5%, 2033	240,000	212,906

34

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	$385,000	$398,895
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	260,000	222,526
		$9,451,225
Healthcare Revenue - Long Term Care - 0.8%
Fulton County, GA, Residential Care Facilities, Elderly Authority Rev. (Canterbury Court), “A”, 6.125%, 2034	$150,000	$125,597
Gainesville & Hall County, GA, Development Authority Retirement Community Rev. (ACTS Retirement), 6.625%, 2039	200,000	198,838
Georgia Medical Center Hospital Authority Rev. (Spring Harbor Green Island Project), 5.25%, 2037	200,000	148,850
		$473,285
Industrial Revenue - Environmental Services - 0.9%
Savannah, GA, Economic Development Authority, Solid Waste Disposal Rev. (Georgia Waste Management Project), “A”, 5.5%, 2016	$500,000	$541,730

Industrial Revenue - Other - 1.5%
Cartersville, GA, Development Authority Waste & Water Facilities Rev. (Anheuser-Busch Project), 5.95%, 2032	$750,000	$751,298
Virgin Islands Public Finance Authority, Refinery Facilities Rev. (Hovensa Coker Project), 5.875%, 2022	160,000	145,554
		$896,852
Industrial Revenue - Paper - 1.5%
Effingham County, GA, Development Authority, Solid Waste Disposal Rev. (Fort James), 5.625%, 2018	$150,000	$145,184
Effingham County, GA, Industrial Development Authority, Pollution Control (Georgia Pacific Corp. Project), 6.5%, 2031	100,000	100,308
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), “A”, 6.125%, 2034	150,000	131,313
Savannah, GA, Economic Development Pollution (Union Camp Corp.), 6.15%, 2017	500,000	538,855
		$915,660
Miscellaneous Revenue - Other - 0.3%
Miami-Dade County, FL, Special Obligation, Capital Appreciation, “B”, NATL, 0%, 2030	$305,000	$77,278
Miami-Dade County, FL, Special Obligation, Capital Appreciation, “C”, NATL, 0%, 2028	295,000	89,161
		$166,439

Issuer	Shares/Par	Value ($)

Multi-Family Housing Revenue - 1.5%
Hinesville, GA, Leased Housing Corp., “A”, FHA, 6.7%, 2017	$900,000	$900,342

Sales & Excise Tax Revenue - 2.9%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 2030	$265,000	$264,112
Metropolitan Atlanta, GA, Rapid Transit Authority Rev., “B”, AGM, 5%, 2037 (f)	250,000	244,265
Puerto Rico Infrastructure Financing Authority, Special Tax Rev., “C”, FGIC, 5.5%, 2022	295,000	297,682
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 2057	280,000	267,831
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 6%, 2039	285,000	283,433
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 2041	285,000	253,114
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2033	650,000	147,368
		$1,757,805
Single Family Housing Revenue - Local - 0.8%
Atlanta, GA, Urban Residential Financing Authority, Multifamily Housing Rev. (Ginnie Mae Collateralized - Amal Heights), GNMA, 4.9%, 2040	$500,000	$473,865

Single Family Housing - State - 5.9%
Georgia Housing & Finance Authority Rev., 5.5%, 2032	$1,000,000	$980,330
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A”, 5.6%, 2032	520,000	520,520
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A”, 5.375%, 2039	825,000	824,695
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “C-2”, 5.1%, 2022	750,000	751,478
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “D-2”, 5.2%, 2032	500,000	489,785
		$3,566,808
State & Agency - Other - 6.1%
Carroll City-County, GA, Hospital Authority Rev. (Tanner Medical Center), ASSD GTY, 5%, 2038	$1,000,000	$915,870
Carroll City-County, GA, Hospital Authority Rev. (Tanner Medical Center), 5%, 2040	500,000	448,950
New York State Dormitory Authority Rev. (State University) , “B”, FGIC, 5.25%, 2019	310,000	338,105
Tift County, GA, Hospital Authority Rev., Anticipation Certificates, AMBAC, 5%, 2022	2,000,000	1,999,860
		$3,702,785
State & Local Agencies - 2.8%
California Public Works Board Lease Rev. (Various Capital Projects), “G-1”, 5.75%, 2030	$105,000	$102,833
Georgia Municipal Association, Inc. (Riverdale Public Purpose Project), ASSD GTY, 5.5%, 2038	1,000,000	991,610

35

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

State & Local Agencies - continued
Gilmer County, GA, Building Authority Rev. (Courthouse Project), “A”, SYNCORA, 5%, 2029	$500,000	$501,070
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 2039	115,000	117,348
		$1,712,861
Tax - Other - 0.9%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$75,000	$71,948
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	25,000	23,954
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2029	50,000	44,302
Virgin Islands Public Finance Authority Rev., “B”, 5%, 2025	50,000	48,445
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2029	190,000	168,650
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 2039	180,000	173,351
		$530,650
Tax Assessment - 0.4%
Atlanta, GA, Tax Allocation (Eastside Project), “B”, 5.6%, 2030	$150,000	$134,879
Atlanta, GA, Tax Allocation (Princeton Lakes Project), 5.5%, 2031	125,000	105,205
		$240,084
Tobacco - 0.6%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$90,000	$68,444
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	235,000	228,126
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 2034	15,000	9,156
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	95,000	57,219
		$362,945
Transportation - Special Tax - 2.0%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 2028	$185,000	$186,214
Georgia Road & Tollway Authority Rev. (Federal Highway Grant), “A”, 5%, 2017	900,000	1,021,554
		$1,207,768
Universities - Colleges - 20.4%
Athens, GA, Housing Authority Rev. (University of Georgia East Campus Funding), 5.25%, 2035	$500,000	$508,620
Athens-Clarke County, GA, Unified Government Development Authority, Educational Facilities Rev., Capital Appreciation, 0%, 2024	250,000	224,763
Athens-Clarke County, GA, Unified Government Development Authority, Educational Facilities Rev., Capital Appreciation, 0%, 2031	250,000	200,973

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Atkinson-Coffee County, GA, Joint Development Authority Rev. (SGC Real Estate Foundation LLC), AGM, 4.375%, 2030	$500,000	$455,480
Atkinson-Coffee County, GA, Joint Development Authority Rev. (SGC Real Estate Foundation LLC), ASSD GTY, 5.25%, 2034	500,000	512,695
Atkinson-Coffee County, GA, Joint Development Authority Rev. (SGC Real Estate Foundation LLC), AGM, 4.75%, 2035	600,000	540,156
Atkinson-Coffee County, GA, Joint Development Authority Rev. (SGC Real Estate Foundation LLC), AGM, 4.75%, 2040	600,000	524,838
Atlanta, GA, Development Authority Educational Facilities Rev. (Panther Place), ASSD GTY, 4.75%, 2032	500,000	476,800
Atlanta, GA, Development Authority Educational Facilities Rev. (Science Park LLC), 5%, 2032	500,000	470,815
Atlanta, GA, Development Authority Educational Facilities Rev. (Science Park LLC), 5%, 2039	500,000	448,365
Bleckley-Dodge County, GA, Student Housing Facilities Rev. (Middle Georgia College), 5.25%, 2038	500,000	457,885
Cobb County, GA, Development Authority, Dining Hall Lease Rev. (KSU Dining Hall), ASSD GTY, 5.75%, 2039	1,000,000	1,047,680
Cobb County, GA, Development Authority, Sports & Recreation Facilities Lease Rev. (Kennesaw State University Foundation), AGM, 5%, 2035	750,000	671,858
Dahlonega, GA, Downtown Development Authority Rev. (North Georgia MBA LLC), ASSD GTY, 4.75%, 2040	500,000	429,130
Dahlonega, GA, Downtown Development Authority Rev. (North Georgia PHD LLC), ASSD GTY, 5.25%, 2034	500,000	489,445
Dekalb Newton & Gwinnett Counties, GA, Joint Development Authority Rev. (GGC Foundation LLC), 6%, 2034	500,000	526,480
Fulton County, GA, Development Authority Rev. (Georgia Tech Foundation Funding), SYNCORA, 5%, 2032	500,000	498,675
Fulton County, GA, Development Authority Rev. (Molecular Science Building), NATL, 5%, 2034	1,000,000	948,810
Fulton County, GA, Development Authority Rev. (Spelman College), 5%, 2032	250,000	230,598
Georgia Higher Education Facilities Authority Rev. (Real Estate Foundation), 6%, 2034	300,000	310,224
Illinois Finance Authority Rev. (Roosevelt University Project), 6.5%, 2039	430,000	416,029
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 2030	100,000	92,743
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 6%, 2017	275,000	302,126
Private Colleges & Universities, GA, Authority Rev. (Agnes Scott College), 5%, 2024	500,000	527,000

36

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Savannah, GA, Economic Development Authority Rev. (AASU Student Union LLC), ASSD GTY, 5.125%, 2039	$500,000	$479,465
Savannah, GA, Economic Development Authority Rev. (SSU Community Development I LLC Project), ASSD GTY, 5.5%, 2035	500,000	497,970
		$12,289,623
Universities - Dormitories - 0.8%
Georgia Private College & University Authority Rev. (Mercer Housing Corp.), “A”, 6%, 2021	$500,000	$501,085

Utilities - Investor Owned - 0.3%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 2029 (b)	$160,000	$175,163

Utilities - Municipal Owned - 5.8%
Georgia Municipal Electric Authority Power Rev., “A”, NATL, 6.5%, 2020	$1,250,000	$1,430,463
Guam Power Authority Rev., “A”, 5.5%, 2030	160,000	150,528
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 2033	100,000	106,298
Monroe County, GA, Pollution Control Rev. (Oglethorpe Power Corp.), “A”, 6.8%, 2012	1,000,000	1,035,220
Puerto Rico Electric Power Authority, Power Rev., “XX”, 5.25%, 2040	435,000	374,457
Summerville, GA, Public Utility Rev., 5.75%, 2026 (c)	350,000	367,313
		$3,464,279
Utilities - Other - 2.7%
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 2022	$910,000	$909,973
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “B”, 5%, 2019	250,000	246,771

Issuer	Shares/Par	Value ($)

Utilities - Other - continued
Tennessee Energy Acquisition Corp. Gas Rev., “A”, 5.25%, 2020	$250,000	$242,350
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	225,000	221,835
		$1,620,929
Water & Sewer Utility Revenue - 10.2%
Athens-Clarke County, GA, Unified Government Water & Sewer Rev., 5.625%, 2033	$500,000	$522,090
Augusta, GA, Water & Sewer Rev., AGM, 5.25%, 2034	1,000,000	1,006,320
Cherokee County, GA, Water & Sewer Authority Rev., 5%, 2028	800,000	833,848
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	1,000,000	924,500
Detroit, MI, Sewer Disposal System Rev., “B”, AGM, 7.5%, 2033	145,000	165,744
Fulton County, GA, Water & Sewer Rev., ETM, FGIC, 6.375%, 2014 (c)	1,410,000	1,534,348
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 2040	60,000	50,708
Henry County, GA, Water & Sewer Authority Rev., BHAC, 5.25%, 2027	1,000,000	1,093,690
		$6,131,248
Total Municipal Bonds (Identified Cost, $59,045,282)		$57,905,178

Money Market Funds (v) - 1.3%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value	788,392	$788,392
Total Investments (Identified Cost, $59,833,674)		$58,693,570

Other Assets, Less Liabilities - 2.6%		1,569,459
Net Assets - 100.0%		$60,263,029

Derivative Contracts at 3/31/11

Futures Contracts Outstanding at 3/31/11

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	7	$833,219	June - 2011	$(1,720)
U.S. Treasury Bond 30 yr (Short)	USD	11	1,322,063	June - 2011	(2,530)

					$(4,250)

At March 31, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Portfolio Footnotes and Notes to Financial Statements

37

PORTFOLIO OF INVESTMENTS

3/31/11

MFS MARYLAND MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.0%

Issuer	Shares/Par	Value ($)

Airport & Port Revenue - 1.2%
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.75%, 2035	$550,000	$510,097
Metropolitan Washington, DC, Airport Authority Rev., “A”, 5%, 2039	750,000	707,655
		$1,217,752
General Obligations - General Purpose - 9.5%
Baltimore, MD, Public Improvement, “A”, AGM, 5%, 2027	$1,050,000	$1,111,362
Commonwealth of Puerto Rico, “A”, 5.375%, 2033	260,000	232,417
Commonwealth of Puerto Rico, “A”, 6%, 2038	415,000	397,280
Maryland State & Local Facilities, 5%, 2020	3,500,000	3,915,205
Maryland State & Local Facilities, “B”, 5%, 2017	1,000,000	1,162,470
Maryland State & Local Facilities, “C”, 5%, 2019 (f)	2,000,000	2,316,700
State of California, 6%, 2039	720,000	733,961
		$9,869,395
General Obligations - Improvement - 0.1%
Guam Government, “A”, 6.75%, 2029	$70,000	$69,993
Guam Government, “A”, 7%, 2039	80,000	82,652
		$152,645
Healthcare Revenue - Hospitals - 22.5%
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	$590,000	$538,552
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	345,000	341,008
Indiana Finance Authority Rev. (Sisters of St. Francis Health Services), 5.375%, 2032	830,000	796,717
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	370,000	345,702
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 2045	575,000	532,990
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	640,000	557,280
Maryland Health & Higher Educational Facilities Authority Rev. (Adventist Healthcare), “A”, 5.75%, 2025	500,000	496,670
Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel Health System), “A”, 6.75%, 2039	1,000,000	1,081,810
Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel Health System, Inc.), 5%, 2040	1,000,000	916,770

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Maryland Health & Higher Educational Facilities Authority Rev. (Calvert Health Systems), 5.5%, 2039	$1,000,000	$994,230
Maryland Health & Higher Educational Facilities Authority Rev. (Carroll County General Hospital), 6%, 2037	1,000,000	1,002,010
Maryland Health & Higher Educational Facilities Authority Rev. (Catholic Health), “A”, 6%, 2020	245,000	246,063
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 2029	750,000	598,043
Maryland Health & Higher Educational Facilities Authority Rev. (Frederick Memorial Hospital), 5.125%, 2035	1,000,000	857,070
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins Hospital), 5%, 2021	750,000	750,630
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins Medical Institutions), “A”, 5%, 2037	750,000	727,620
Maryland Health & Higher Educational Facilities Authority Rev. (Lifebridge Health), ASSD GTY, 4.75%, 2038	965,000	819,073
Maryland Health & Higher Educational Facilities Authority Rev. (Lifebridge Health), 4.75%, 2039	590,000	482,449
Maryland Health & Higher Educational Facilities Authority Rev. (Medlantic/Helix Parent, Inc.), “A”, AGM, 5.25%, 2038	2,000,000	1,855,040
Maryland Health & Higher Educational Facilities Authority Rev. (Medstar Health), 5.5%, 2033	635,000	602,875
Maryland Health & Higher Educational Facilities Authority Rev. (Mercy Medical Center), “A”, 5.5%, 2042	750,000	625,125
Maryland Health & Higher Educational Facilities Authority Rev. (Peninsula Regional Medical Center), 5%, 2036	1,000,000	886,460
Maryland Health & Higher Educational Facilities Authority Rev. (Suburban Hospital), “A”, 5.5%, 2016	1,000,000	1,065,420
Maryland Health & Higher Educational Facilities Authority Rev. (Union Hospital of Cecil County Issue), 5.625%, 2032	1,000,000	1,000,320
Maryland Health & Higher Educational Facilities Authority Rev. (Union Hospital of Cecil County Issue), 5%, 2035	500,000	457,170
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System), AMBAC, 5%, 2031	1,000,000	924,390
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System), “A”, 5%, 2041	500,000	440,870

38

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Maryland Health & Higher Educational Facilities Authority Rev. (Washington County Hospital), 5.75%, 2038	$500,000	$448,615
Maryland Industrial Development Authority, Economic Development Rev., RIBS, FRN, AGM, 11.122%, 2022 (p)	1,250,000	1,437,725
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	65,000	62,496
Montgomery County, MD, Economic Development Rev. (Trinity Healthcare Group), 5.125%, 2022	500,000	501,900
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	480,000	467,755
Richmond, IN, Hospital Authority Rev. (Reid Hospital), “A”, 6.5%, 2029	415,000	429,201
St. Louis Park, MN, Health Care Facilities Rev. (Nicollet Health Services), 5.75%, 2039	180,000	167,888
		$23,457,937
Healthcare Revenue - Long Term Care - 1.7%
Gaithersburg, MD, Economic Development Rev. (Asbury Maryland Obligations Group), “A”, 5.125%, 2036	$400,000	$325,996
Howard County, MD, Retirement Rev. (Vantage House Facilities), “B”, 5.25%, 2037	300,000	208,578
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community), 6.25%, 2041	750,000	712,170
Maryland Health & Higher Educational Facilities Authority Rev. (King Farm Presbyterian Community), “A”, 5.3%, 2037	300,000	206,865
Maryland Health & Higher Educational Facilities Authority Rev. (Mercy Ridge), “A”, 6%, 2013 (c)	150,000	166,805
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 2030	55,000	53,682
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 2040	85,000	82,899
		$1,756,995
Healthcare Revenue - Other - 0.7%
Maryland Economic Development Corp., Economic Development Rev. (Lutheran World Relief Refugee), 5.25%, 2019	$210,000	$208,648
Maryland Economic Development Corp., Economic Development Rev. (Lutheran World Relief Refugee), 5.25%, 2029	565,000	503,353
		$712,001
Industrial Revenue - Environmental Services - 0.7%
Northeast Maryland Waste Disposal Authority Resources Recovery Rev. (Baltimore Resco Retrofit Project), 5%, 2012	$690,000	$695,161

Issuer	Shares/Par	Value ($)

Industrial Revenue - Other - 0.8%
Maryland Economic Development Corp., Pollution Control Rev. (CNX Marine Terminals, Inc.), 5.75%, 2025	$500,000	$465,670
Virgin Islands Public Finance Authority, Refinery Facilities Rev. (Hovensa Coker Project), 5.875%, 2022	375,000	341,141
		$806,811
Miscellaneous Revenue - Other - 1.5%
Harford County, MD, Economic Development Rev. (Battelle Memorial Institute Project), 5.25%, 2034	$1,600,000	$1,514,240

Multi-Family Housing Revenue - 6.7%
Maryland Community Development Administration (Waters Landing II Apartments), Department of Housing & Community Development, “A”, FRN, GNMA, 5.875%, 2033 (b)	$1,500,000	$1,515,720
Maryland Community Development Administration, Department of Housing & Community Development, “A”, 5.05%, 2047	1,000,000	877,610
Maryland Community Development Administration, Department of Housing & Community Development, “B”, FNMA, 5%, 2039	500,000	449,125
Maryland Community Development Administration, Department of Housing & Community Development, “B”, FHA, 4.45%, 2040	2,500,000	2,208,075
Maryland Community Development Administration, Department of Housing & Community Development, “D”, 5%, 2032	1,000,000	914,760
Montgomery County, MD, Housing Opportunities Commission, Multifamily Rev., 5.125%, 2037	1,000,000	988,540
		$6,953,830
Parking - 2.1%
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins Medical Institutions), AMBAC, 5%, 2034	$1,385,000	$1,212,471
Maryland Transportation Authority Rev. (Baltimore/Washington International Airport), “A”, AMBAC, 5%, 2027	1,000,000	1,010,720
		$2,223,191
Sales & Excise Tax Revenue - 2.8%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 2041	$435,000	$390,252
Puerto Rico Infrastructure Financing Authority, Special Tax Rev., “C”, FGIC, 5.5%, 2022	510,000	514,636
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 2057	335,000	320,441
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2028	520,000	506,927
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.375%, 2039	1,060,000	964,833
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2033	1,100,000	249,392
		$2,946,481

39

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Single Family Housing Revenue - Local - 0.0%
Prince George's County, MD, Housing Single Family Collateral, “A”, GNMA, 5.6%, 2034	$20,000	$20,159

Single Family Housing - State - 4.0%
Maryland Community Development Administration, Department of Housing & Community Development, 5%, 2034	$1,500,000	$1,457,610
Maryland Community Development Administration, Department of Housing & Community Development, 5.65%, 2048	270,000	271,442
Maryland Community Development Administration, Department of Housing & Community Development , “B”, 4.75%, 2019	225,000	221,623
Maryland Community Development Administration, Department of Housing & Community Development, “A”, 5.875%, 2016	485,000	485,160
Maryland Community Development Administration, Department of Housing & Community Development, “I”, 6%, 2041	595,000	637,066
Montgomery County, MD, Housing Opportunities Commission (Single Family Mortgage Rev.), “B”, 4.55%, 2026	1,000,000	903,590
Puerto Rico Housing Finance Authority, Home Mortgage Rev., Mortgage Backed Securities, “A”, 4.75%, 2023	150,000	147,275
		$4,123,766
State & Agency - Other - 3.0%
Howard County, MD, COP, 8%, 2019	$805,000	$1,098,511
Howard County, MD, COP, 8%, 2019	385,000	525,375
Howard County, MD, COP, 8%, 2019	680,000	927,935
Howard County, MD, COP, "B", 8.15%, 2021	450,000	624,573
		$3,176,394
State & Local Agencies - 2.4%
California Public Works Board Lease Rev. (Various Capital Projects), “G-1”, 5.75%, 2030	$170,000	$166,491
FYI Properties Lease Rev. (Washington State Project), 5.5%, 2034	420,000	420,785
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 2039	180,000	183,676
Maryland Department of Transportation, Port Administration Facilities Project, AMBAC, 5.25%, 2020	1,690,000	1,764,715
		$2,535,667
Tax - Other - 2.5%
Commonwealth of Puerto Rico, Public Improvement, “B”, 6.5%, 2037	$1,500,000	$1,521,750
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	325,000	311,773
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	45,000	43,117
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2029	520,000	461,568

Issuer	Shares/Par	Value ($)

Tax - Other - continued
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 2039	$285,000	$274,472
		$2,612,680
Tax Assessment - 4.3%
Anne Arundel County, MD, Special Obligation (Arundel Mills Project), 5.125%, 2029	$1,555,000	$1,623,902
Anne Arundel County, MD, Special Obligation (National Business Park-North Project), 6.1%, 2040	350,000	316,575
Anne Arundel County, MD, Special Obligation (VLG South Waugh Chapel Project), 6.25%, 2040	300,000	274,191
Baltimore, MD, Special Obligation, “A”, 7%, 2038	400,000	384,456
Brunswick, MD, Special Obligation (Brunswick Crossing Special Taxing), 5.5%, 2036	246,000	172,653
Frederick County, MD, Special Obligation (Urbana Community Development Authority), “A”, 5%, 2040	1,500,000	1,310,085
Prince George’s County, MD, Special Obligation (National Harbor Project), 5.2%, 2034	500,000	422,040
		$4,503,902
Tobacco - 1.1%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$160,000	$121,678
Guam Economic Development Authority Tobacco Settlement, “B”, 5.5%, 2011 (c)	400,000	402,216
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	215,000	208,711
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 2034	160,000	97,669
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	295,000	177,681
Virgin Islands Tobacco Settlement Financing Corp., 5%, 2021	155,000	143,477
		$1,151,432
Transportation - Special Tax - 2.2%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., AGM, 5.25%, 2033	$1,365,000	$1,263,512
Washington, DC, Metropolitan Area Transit Authority Gross Rev., “A”, 5.25%, 2029	515,000	533,772
Washington, DC, Metropolitan Area Transit Authority Gross Rev., “A”, 5.125%, 2032	485,000	490,975
		$2,288,259
Universities - Colleges - 12.7%
Annapolis, MD, Economic Development Rev. (St. John’s College), 5.5%, 2018	$165,000	$165,465
Anne Arundel County, MD, Economic Development (Community College Project), 5.25%, 2028	1,600,000	1,621,792
Frederick County, MD, Educational Facilities Rev. (Mount St. Mary's College), 5%, 2030	1,000,000	840,720

40

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Maryland Health & Higher Educational Facilities Authority Rev. (Goucher College), 5.375%, 2025	$500,000	$508,940
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins University), “A”, 5%, 2032	2,000,000	2,008,200
Maryland Health & Higher Educational Facilities Authority Rev. (Loyola College), “A”, 5%, 2040	1,000,000	906,190
Maryland Health & Higher Educational Facilities Authority Rev. (Loyola College), “A”, 5.125%, 2045	1,600,000	1,468,560
Maryland Health & Higher Educational Facilities Authority Rev. (Maryland Institute College of Art), 5%, 2030	750,000	677,880
Maryland Health & Higher Educational Facilities Authority Rev. (Notre Dame College), 5%, 2035	1,000,000	942,130
Morgan State University, MD, Academic, NATL, 6.05%, 2015	1,500,000	1,635,435
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 6%, 2017	480,000	527,347
Westminster, MD, Educational Facilities Rev. (McDaniel College, Inc.), 5.5%, 2012 (c)	1,000,000	1,074,390
Westminster, MD, Educational Facilities Rev. (McDaniel College, Inc.), 5%, 2031	1,000,000	861,520
		$13,238,569
Universities - Dormitories - 1.9%
Maryland Economic Development Corp., Collegiate Housing Rev. (Salisbury University), “A”, 6%, 2019	$1,000,000	$1,002,280
Maryland Economic Development Corp., Collegiate Housing Rev. (Towson University), “A”, 5.75%, 2029	1,000,000	926,660
		$1,928,940
Universities - Secondary Schools - 0.8%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 2041	$265,000	$262,459
Maryland Health & Higher Educational Facilities Authority Rev. (Washington Christian Academy), 5.5%, 2038 (d)	500,000	200,000
Maryland Industrial Development Financing Authority, Economic Development Authority Rev. (Our Lady of Good Council), “A”, 6%, 2035	400,000	357,992
		$820,451

Issuer	Shares/Par	Value ($)

Utilities - Investor Owned - 0.8%
Maryland Economic Development Corp., Pollution Control Rev. (Potomac Electric Power Co.), 6.2%, 2022	$500,000	$562,365
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 2029 (b)	275,000	301,062
		$863,427
Utilities - Municipal Owned - 1.5%
Guam Power Authority Rev., AMBAC, 5.25%, 2015	$1,360,000	$1,361,170
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 2033	185,000	196,651
		$1,557,821
Utilities - Other - 1.0%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	$400,000	$394,376
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2021	195,000	188,296
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	100,000	97,484
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2023	140,000	133,057
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2021	235,000	227,783
		$1,040,996
Water & Sewer Utility Revenue - 7.5%
Baltimore, MD, Rev., LEVRRS, FRN, NATL, 10.513%, 2020 (p)	$3,000,000	$3,894,360
Baltimore, MD, Wastewater Rev. Project, “A”, NATL, 5.65%, 2020	2,000,000	2,298,120
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 2028	400,000	380,440
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	1,000,000	924,500
Detroit, MI, Sewer Disposal System Rev., “B”, AGM, 7.5%, 2033	240,000	274,334
		$7,771,754
Total Municipal Bonds (Identified Cost, $102,011,355)		$99,940,656

Money Market Funds (v) - 2.3%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value	2,428,246	$2,428,246
Total Investments (Identified Cost, $104,439,601)		$102,368,902

Other Assets, Less Liabilities - 1.7%		1,726,752
Net Assets - 100.0%		$104,095,654

41

Portfolio of Investments – continued

Derivative Contracts at 3/31/11

Futures Contracts Outstanding at 3/31/11

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	19	$2,283,563	June - 2011	$(4,371)
U.S. Treasury Note 10 yr (Short)	USD	11	1,309,344	June - 2011	(2,703)

					$(7,074)

At March 31, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Portfolio Footnotes and Notes to Financial Statements

42

PORTFOLIO OF INVESTMENTS

3/31/11

MFS MASSACHUSETTS MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.3%

Issuer	Shares/Par	Value ($)

Airport & Port Revenue - 1.3%
Massachusetts Port Authority Rev., “A”, NATL, 5%, 2033	$1,265,000	$1,258,182
Massachusetts Port Authority Rev., “B”, 5%, 2040	2,000,000	1,882,880
Massachusetts Port Authority Rev., ETM, 13%, 2013 (c)	330,000	381,431
		$3,522,493
General Obligations - General Purpose - 7.8%
Boston, MA, “B”, 4%, 2019	$4,490,000	$4,869,944
Boston, MA, “B”, 4%, 2021	1,870,000	1,985,529
Cambridge, MA, Municipal Purpose Loan, 4%, 2019	2,710,000	2,957,965
Commonwealth of Massachusetts, “B”, 5.25%, 2023	1,000,000	1,135,230
Commonwealth of Massachusetts, “B”, 5.25%, 2028	2,225,000	2,446,744
Commonwealth of Massachusetts, “C”, AMBAC, 5%, 2032	4,815,000	4,871,913
Puerto Rico Public Buildings Authority Rev., Guaranteed (Government Facilities), “I”, 5.25%, 2033	925,000	820,651
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2023	605,000	631,795
State of California, 6%, 2039	1,555,000	1,585,151
		$21,304,922
General Obligations - Improvement - 0.4%
Guam Government, “A”, 6.75%, 2029	$685,000	$684,932
Guam Government, “A”, 5.25%, 2037	395,000	317,260
Guam Government, “A”, 7%, 2039	75,000	77,486
		$1,079,678
Healthcare Revenue - Hospitals - 15.3%
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	$1,315,000	$1,200,332
Illinois Finance Authority Rev. (Little Company of Mary Hospital and Health Care Centers), 5.375%, 2040	410,000	356,331
Indiana Health & Educational Facilities Finance Authority Rev. (Sisters of St. Francis Health Services, Inc.), “E”, AGM, 5.25%, 2041	1,000,000	905,820
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	745,000	696,076
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 2045	520,000	482,009
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	1,180,000	1,027,485

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Massachusetts Development Finance Agency Rev. (Tufts Medical Center), “I”, 7.25%, 2032	$1,000,000	$1,046,740
Massachusetts Health & Educational Facilities Authority Rev., 6.5%, 2012 (c)	15,000	15,825
Massachusetts Health & Educational Facilities Authority Rev. (Bay State Medical Center), “F”, 5.75%, 2033	1,900,000	1,837,376
Massachusetts Health & Educational Facilities Authority Rev. (Bay State Medical Center), “I”, 5.75%, 2036	500,000	476,935
Massachusetts Health & Educational Facilities Authority Rev. (Berkshire Health Systems), “E”, 6.25%, 2031	1,350,000	1,319,531
Massachusetts Health & Educational Facilities Authority Rev. (Boston Medical Center), 5.25%, 2038	1,000,000	809,880
Massachusetts Health & Educational Facilities Authority Rev. (Caregroup, Inc.), 5.125%, 2038	2,000,000	1,709,460
Massachusetts Health & Educational Facilities Authority Rev. (Caritas Christi), “B”, 6.25%, 2022	20,000	21,557
Massachusetts Health & Educational Facilities Authority Rev. (Catholic Health East Issue), 5.5%, 2012 (c)	1,575,000	1,703,063
Massachusetts Health & Educational Facilities Authority Rev. (Children's Hospital), “M”, 5.25%, 2039	1,500,000	1,467,270
Massachusetts Health & Educational Facilities Authority Rev. (Children's Hospital), “M”, 5.5%, 2039	1,000,000	1,008,830
Massachusetts Health & Educational Facilities Authority Rev. (Healthcare Systems), 6.5%, 2017	60,000	61,642
Massachusetts Health & Educational Facilities Authority Rev. (Healthcare Systems), 6%, 2031	790,000	791,691
Massachusetts Health & Educational Facilities Authority Rev. (Jordan Hospital), “D”, 5.25%, 2018	1,330,000	1,261,306
Massachusetts Health & Educational Facilities Authority Rev. (Lahey Clinic), “D”, 5.25%, 2037	1,550,000	1,375,424
Massachusetts Health & Educational Facilities Authority Rev. (Lowell General Hospital), “C”, 5.125%, 2035	1,500,000	1,262,685
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Eye & Ear Infirmary), “C”, 5.375%, 2035	1,500,000	1,338,810
Massachusetts Health & Educational Facilities Authority Rev. (Milford-Whitinsville Hospital), “C”, 5.25%, 2018	1,500,000	1,401,465
Massachusetts Health & Educational Facilities Authority Rev. (New England Medical Center Hospital), “H”, FGIC, 5.375%, 2012 (c)	815,000	859,523

43

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Massachusetts Health & Educational Facilities Authority Rev. (New England), “H”, FGIC, 5%, 2012 (c)	$45,000	$47,272
Massachusetts Health & Educational Facilities Authority Rev. (New England), “H”, FGIC, 5%, 2025	1,090,000	958,742
Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare System), “C”, 5.75%, 2011 (c)	95,000	97,192
Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare Systems), “G”, 5%, 2032	2,000,000	1,921,440
Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare), “J-1”, 5%, 2039	2,000,000	1,849,220
Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare), “J1”, 5%, 2034	1,375,000	1,304,298
Massachusetts Health & Educational Facilities Authority Rev. (Quincy Medical Center), “A”, 6.5%, 2038	1,000,000	823,080
Massachusetts Health & Educational Facilities Authority Rev. (South Shore), 5.625%, 2019	740,000	740,925
Massachusetts Health & Educational Facilities Authority Rev. (Southcoast Health Obligation), “D”, 5%, 2029	1,000,000	911,190
Massachusetts Health & Educational Facilities Authority Rev. (Southcoast Health Obligation), “D”, 5%, 2039	1,000,000	867,600
Massachusetts Health & Educational Facilities Authority Rev. (University of Massachusetts Memorial Hospital), “C”, 6.5%, 2021	1,000,000	1,002,670
Massachusetts Health & Educational Facilities Authority Rev. (Winchester Hospital), 5.25%, 2038	2,000,000	1,742,000
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children's Hospital), “A”, 6%, 2030	430,000	423,197
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 2039	655,000	623,311
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 2039	35,000	33,630
North Carolina Medical Care Commission, Hospital Rev. (The North Carolina Baptist Hospitals, Inc.), 5.25%, 2029	1,370,000	1,373,850
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 2029	165,000	167,262
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 2039	395,000	401,604
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	1,355,000	1,403,902

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	$915,000	$783,121
		$41,912,572
Healthcare Revenue - Long Term Care - 0.9%
Massachusetts Development Finance Agency Rev. (Adventcare), “A”, 6.75%, 2037	$500,000	$428,225
Massachusetts Development Finance Agency Rev. (Carleton-Willard Village), 5.625%, 2030	525,000	492,623
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A”, 5.75%, 2035	500,000	303,375
Massachusetts Development Finance Agency Rev. (Loomis Communities, Inc.), “A”, 6.9%, 2032	530,000	529,952
Massachusetts Development Finance Agency Rev. (The Groves in Lincoln), “A”, 7.75%, 2039	500,000	492,605
Wisconsin Health & Educational Facilities Authority Rev. (St. John's Community, Inc.), “A”, 7.25%, 2029	20,000	19,898
Wisconsin Health & Educational Facilities Authority Rev. (St. John's Community, Inc.), “A”, 7.625%, 2039	130,000	131,967
		$2,398,645
Healthcare Revenue - Other - 0.7%
Massachusetts Health & Educational Facilities Authority Rev. (Dana Faber Cancer Institute), “K”, 5%, 2037	$2,000,000	$1,903,780

Human Services - 0.4%
Massachusetts Development Finance Agency Rev. (Evergreen Center, Inc.), 5.5%, 2035	$1,200,000	$1,021,092

Industrial Revenue - Airlines - 1.1%
Massachusetts Port Authority Rev., Special Facilities (U.S. Airways), “A”, NATL, 5.625%, 2011	$1,140,000	$1,138,621
Massachusetts Port Authority Rev., Special Facilities (U.S. Airways), NATL, 5.875%, 2016	1,900,000	1,816,495
		$2,955,116
Industrial Revenue - Environmental Services - 0.3%
Massachusetts Development Finance Agency Rev. (Waste Management, Inc.), FRN, 5.5%, 2027 (b)	$750,000	$808,508

Industrial Revenue - Other - 1.6%
Massachusetts Development Finance Agency Rev., Resource Recovery (Fluor Corp.), 5.625%, 2019	$1,675,000	$1,678,735
Massachusetts Industrial Finance Agency Rev. (Welch Foods, Inc.), 5.6%, 2017	2,100,000	2,104,935
Virgin Islands Public Finance Authority, Refinery Facilities Rev. (Hovensa Coker Project), 5.875%, 2022	595,000	541,277
		$4,324,947

44

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Miscellaneous Revenue - Other - 4.3%
Martha’s Vineyard, MA, Land Bank Rev., AMBAC, 5%, 2029	$785,000	$784,042
Massachusetts Development Finance Agency Rev., 5.5%, 2020	1,205,000	1,360,144
Massachusetts Health & Educational Facilities Authority Rev., 5.5%, 2034	1,500,000	1,530,075
Massachusetts Health & Educational Facilities Authority Rev. (The Sterling & Francine Clark Art Institute), “B”, 5%, 2030	3,500,000	3,606,820
Massachusetts Health & Educational Facilities Authority Rev. (The Sterling & Francine Clark Art Institute), “B”, 5%, 2040	2,050,000	2,003,629
Massachusetts Port Authority Facilities Rev. (Boston Fuel Project), FGIC, 5%, 2024	2,000,000	1,990,280
Miami-Dade County, FL, Special Obligation, Capital Appreciation, “B”, NATL, 0%, 2030	1,125,000	285,041
Miami-Dade County, FL, Special Obligation, Capital Appreciation, “C”, NATL, 0%, 2028	1,100,000	332,464
		$11,892,495
Multi-Family Housing Revenue - 4.8%
Massachusetts Development Finance Agency Rev. (Credit Housing-Chelsea Homes), “I-A”, LOC, 5%, 2024	$1,185,000	$1,157,366
Massachusetts Development Finance Agency Rev. (Morville House Apartments), “A”, LOC, 4.95%, 2023	2,500,000	2,488,175
Massachusetts Housing Finance Agency Rev., “A”, 5.25%, 2035	1,000,000	972,970
Massachusetts Housing Finance Agency Rev., “A”, AMBAC, 5.5%, 2040	1,565,000	1,291,282
Massachusetts Housing Finance Agency Rev., “A”, 5.25%, 2048	1,000,000	895,400
Massachusetts Housing Finance Agency Rev., “C”, 5.35%, 2049	1,680,000	1,576,310
Massachusetts Housing Finance Agency Rev., “F”, 5.125%, 2034	720,000	657,526
Massachusetts Housing Finance Agency Rev., “P”, 5%, 2023	1,240,000	1,228,456
Massachusetts Housing Finance Agency Rev., “P”, 5.2%, 2045	1,445,000	1,285,255
Massachusetts Housing Finance Agency Rev., Rental Mortgage, “A”, AMBAC, 5.7%, 2020	70,000	70,003
Massachusetts Housing Finance Agency, “B”, 5.25%, 2030	1,700,000	1,649,204
		$13,271,947
Sales & Excise Tax Revenue - 7.7%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 2041	$985,000	$883,673
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5.25%, 2031	2,000,000	2,142,480
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 2029	1,850,000	2,016,426

Issuer	Shares/Par	Value ($)

Sales & Excise Tax Revenue - continued
Massachusetts Bay Transportation Authority, Sales Tax Rev., “C”, 5.5%, 2016	$5,025,000	$5,879,099
Massachusetts Bay Transportation Authority, Sales Tax Rev., Capital Appreciation, 0%, 2034	6,000,000	1,572,720
Massachusetts School Building Authority, Dedicated Sales Tax Rev., AMBAC, 4.75%, 2032	2,000,000	1,986,620
Massachusetts School Building Authority, Dedicated Sales Tax Rev., “A”, AMBAC, 4.5%, 2035	950,000	864,776
Puerto Rico Infrastructure Financing Authority, Special Tax Rev., “C”, FGIC, 5.5%, 2022	1,050,000	1,059,545
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2028	1,050,000	1,023,603
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.375%, 2039	705,000	641,705
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 6%, 2039	1,070,000	1,064,115
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 2041	1,060,000	941,407
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2032	1,175,000	929,707
		$21,005,876
Single Family Housing Revenue - Local - 1.0%
Boston Housing Authority Capital Program Rev., AGM, 5%, 2028	$3,000,000	$2,813,280

Single Family Housing - State - 2.2%
Massachusetts Housing Finance Agency, Single Family Housing Rev., “102”, 5%, 2029	$1,500,000	$1,381,995
Massachusetts Housing Finance Agency, Single Family Housing Rev., “122”, 4.85%, 2031	1,625,000	1,515,686
Massachusetts Housing Finance Agency, Single Family Housing Rev., “128”, AGM, 4.875%, 2038	1,125,000	1,000,766
Massachusetts Housing Finance Agency, Single Family Housing Rev., “138”, 5.35%, 2033	2,000,000	2,022,360
		$5,920,807
Solid Waste Revenue - 0.8%
Massachusetts Development Finance Agency, Resource Recovery Rev. (Ogden Haverhill Associates), “A”, 6.7%, 2014	$190,000	$190,521
Massachusetts Development Finance Agency, Resource Recovery Rev. (Ogden Haverhill Associates), “A”, 5.6%, 2019	1,925,000	1,928,927
		$2,119,448
State & Agency - Other - 0.5%
Massachusetts Development Finance Agency Rev. (Visual & Performing Arts Project), 6%, 2015	$1,235,000	$1,415,903

State & Local Agencies - 3.5%
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 0.958%, 2037	$1,370,000	$868,498

45

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

State & Local Agencies - continued
Massachusetts College Building Authority Project Rev., “A”, SYNCORA, 5%, 2043	$2,110,000	$2,047,607
Massachusetts College Building Authority Project Rev., Capital Appreciation, “A”, SYNCORA, 0%, 2022	8,310,000	4,979,103
Massachusetts State College, Building Authority Project Rev., “A”, 5.5%, 2049	1,680,000	1,625,383
		$9,520,591
Student Loan Revenue - 4.1%
Massachusetts Educational Financing Authority, Education Loan Rev., “E”, AMBAC, 5%, 2015	$90,000	$90,533
Massachusetts Educational Financing Authority, Education Loan Rev., “H”, ASSD GTY, 6.35%, 2030	2,135,000	2,145,526
Massachusetts Educational Financing Authority, Education Loan Rev., “I”, 6%, 2028	1,435,000	1,486,129
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 2022	3,000,000	3,109,200
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.15%, 2026	2,000,000	1,983,540
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.2%, 2027	955,000	942,805
Massachusetts Educational Financing Authority, Education Loan Rev., “Issue E”, AMBAC, 5.3%, 2016	1,360,000	1,360,666
		$11,118,399
Tax - Other - 2.7%
Commonwealth of Puerto Rico, Public Improvement, “B”, 6.5%, 2037	$1,650,000	$1,673,925
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	260,000	249,418
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	85,000	81,444
Massachusetts Special Obligation Dedicated Tax Rev., NATL, 5.5%, 2023	1,585,000	1,722,166
Massachusetts Special Obligation Dedicated Tax Rev., NATL, 5.5%, 2030	2,000,000	2,061,420
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 2029	600,000	614,640
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2029	1,230,000	1,091,785
		$7,494,798
Tobacco - 1.2%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$315,000	$239,554
Children's Trust Fund, Tobacco Settlement Rev., Puerto Rico, 5.5%, 2039	400,000	317,652
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 2047	440,000	293,216
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Capital Appreciation, “A-2”, 0% to 2012, 5.3% to 2037	1,560,000	877,718
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	1,335,000	1,295,951

Issuer	Shares/Par	Value ($)

Tobacco - continued
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 2034	$50,000	$30,522
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	355,000	213,820
		$3,268,433
Toll Roads - 2.4%
Massachusetts Department of Transportation, Metropolitan Highway System Rev., “B”, 5%, 2015	$1,500,000	$1,641,435
Massachusetts Department of Transportation, Metropolitan Highway System Rev., “B”, 5%, 2026	2,500,000	2,520,950
Massachusetts Department of Transportation, Metropolitan Highway System Rev., “B”, 5%, 2032	2,600,000	2,477,202
		$6,639,587
Universities - Colleges - 21.8%
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 2029	$2,005,000	$1,939,898
Massachusetts Development Finance Agency Rev. (Boston College), “P”, 5%, 2042	2,500,000	2,346,075
Massachusetts Development Finance Agency Rev. (Boston College), “R-1”, 5%, 2040	4,000,000	3,765,760
Massachusetts Development Finance Agency Rev. (Boston University), “V-1”, 5%, 2029	2,165,000	2,141,813
Massachusetts Development Finance Agency Rev. (Brandeis University), “N”, 5%, 2039	3,000,000	2,720,610
Massachusetts Development Finance Agency Rev. (Brandeis University), “O-1”, 5%, 2035	1,000,000	925,070
Massachusetts Development Finance Agency Rev. (Curry College), “A”, ACA, 5%, 2036	2,000,000	1,651,340
Massachusetts Development Finance Agency Rev. (Emerson College), “A”, 5%, 2040	3,000,000	2,587,500
Massachusetts Development Finance Agency Rev. (Hampshire College), 5.7%, 2034	1,000,000	955,200
Massachusetts Development Finance Agency Rev. (Mount Holyoke College), 5.125%, 2021	1,000,000	1,008,390
Massachusetts Development Finance Agency Rev. (New England Conservatory of Music), 5.25%, 2038	2,000,000	1,739,660
Massachusetts Development Finance Agency Rev. (Olin College), “B”, SYNCORA, 5.25%, 2033	4,250,000	4,135,505
Massachusetts Development Finance Agency Rev. (Pharmacy & Allied Health Sciences), 5.75%, 2013 (c)	1,000,000	1,121,100
Massachusetts Development Finance Agency Rev. (Simmons College), SYNCORA, 5.25%, 2026	2,250,000	2,140,065
Massachusetts Development Finance Agency Rev. (Suffolk University), 5.125%, 2040	1,000,000	834,550
Massachusetts Development Finance Agency Rev. (Western New England College), 6.125%, 2012 (c)	1,115,000	1,219,743

46

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Massachusetts Development Finance Agency Rev. (Wheelock College), “C”, 5.25%, 2037	$1,500,000	$1,303,530
Massachusetts Development Finance Agency Rev. (Worcester Polytechnic Institute), 5%, 2040	1,000,000	878,600
Massachusetts Health & Educational Facilities Authority Rev., 5%, 2037	2,000,000	1,840,540
Massachusetts Health & Educational Facilities Authority Rev. (Berklee College of Music), “A”, 5%, 2027	905,000	909,471
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 2027	1,735,000	1,953,922
Massachusetts Health & Educational Facilities Authority Rev. (Harvard University), 5.5%, 2036	1,500,000	1,584,795
Massachusetts Health & Educational Facilities Authority Rev. (Lesley University), “A”, ASSD GTY, 5.25%, 2039	1,000,000	945,140
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “A”, 5%, 2038 (f)	750,000	756,743
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “I-1”, 5.2%, 2028	1,000,000	1,129,620
Massachusetts Health & Educational Facilities Authority Rev. (Northeastern University), “A”, 5%, 2035	1,500,000	1,395,945
Massachusetts Health & Educational Facilities Authority Rev. (Simmons College), “I”, 8%, 2029	500,000	550,790
Massachusetts Health & Educational Facilities Authority Rev. (Springfield College), 5.625%, 2040	2,500,000	2,287,425
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), 4.75%, 2026	750,000	717,765
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), MSQLF, 4.875%, 2027	250,000	240,085
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), 5%, 2028	640,000	624,070
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), 5%, 2029	300,000	299,976
Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University), “A”, 6.25%, 2030	2,000,000	2,024,120
Massachusetts Health & Educational Facilities Authority Rev. (UMass Worcester) ,”B”, FGIC, 5.125%, 2019	1,005,000	1,015,231
Massachusetts Health & Educational Facilities Authority Rev. (Wheaton College), “F”, 5%, 2041	2,000,000	1,789,280
Massachusetts Health & Higher Educational Facilities Authority Rev. (Williams College), “H”, 5%, 2028	1,000,000	1,024,380
Massachusetts Industrial Finance Agency Rev. (Brandeis University), Capital Appreciation, “C”, NATL, 0%, 2011	500,000	496,820

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
University of Massachusetts Building Authority Project Rev., 5%, 2034	$1,000,000	$998,600
University of Massachusetts Building Authority Project Rev., “1”, 5%, 2019	3,000,000	3,416,460
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), “A”, 6.125%, 2035	250,000	227,075
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), “A”, 6.125%, 2039	250,000	224,068
		$59,866,730
Universities - Secondary Schools - 2.8%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 2041	$665,000	$658,623
Massachusetts Development Finance Agency Rev. (Belmont Hill School), 4.375%, 2031	1,080,000	957,820
Massachusetts Development Finance Agency Rev. (Belmont Hill School), 4.5%, 2036	1,000,000	850,000
Massachusetts Development Finance Agency Rev. (Dexter School), 4.75%, 2032	1,130,000	1,016,898
Massachusetts Development Finance Agency Rev. (Dexter School), 5%, 2037	2,000,000	1,786,600
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), “A”, 6.375%, 2030	1,000,000	969,210
Massachusetts Development Finance Agency Rev. (Middlesex School), 5.125%, 2023	500,000	508,170
Massachusetts Development Finance Agency Rev. (Milton Academy), “A”, 5%, 2028	1,000,000	1,033,310
		$7,780,631
Utilities - Investor Owned - 0.7%
Farmington, NM, Pollution Control Rev. (Arizona Public Service Co.), “A”, 4.7%, 2024	$895,000	$843,171
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 2042 (b)	1,000,000	1,033,180
		$1,876,351
Utilities - Municipal Owned - 1.6%
Guam Power Authority Rev., “A”, 5.5%, 2030	$590,000	$555,072
Massachusetts Development Finance Agency Rev. (Devens Electric Systems), 5.625%, 2016	725,000	731,329
Puerto Rico Electric Power Authority, Power Rev., “V”, AGM, 5.25%, 2027	1,365,000	1,357,506
Puerto Rico Electric Power Authority, Power Rev., “XX”, 5.25%, 2040	2,100,000	1,807,722
		$4,451,629
Utilities - Other - 0.7%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	$805,000	$793,682
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2021	405,000	391,076
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	210,000	204,716

47

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Utilities - Other - continued
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2021	$480,000	$465,259
		$1,854,733
Water & Sewer Utility Revenue - 3.7%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2038	$2,000,000	$1,877,700
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 2040	305,000	257,768
Massachusetts Water Pollution Abatement Trust, 5.25%, 2027	1,280,000	1,444,032
Massachusetts Water Pollution Abatement Trust, 5.25%, 2029	1,050,000	1,171,254
Massachusetts Water Pollution Abatement Trust, 5.25%, 2033	2,000,000	2,168,360
Massachusetts Water Pollution Abatement Trust Rev., Unrefunded Balance, “5”, 5.75%, 2017	25,000	25,059
Massachusetts Water Pollution Abatement Trust, “10”, 5%, 2029	160,000	164,070
Massachusetts Water Pollution Abatement Trust, “10”, 5%, 2034	145,000	146,804

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
Massachusetts Water Pollution Abatement Trust, “A”, 5%, 2032	$75,000	$75,519
Massachusetts Water Resources Authority, General Rev., “B”, AGM, 5.25%, 2031	1,625,000	1,741,074
Massachusetts Water Resources Authority, General Rev., “B”, 5%, 2034	655,000	657,607
Massachusetts Water Resources Authority, General Rev., “J”, AGM, 5%, 2023	500,000	518,530
		$10,247,777
Total Municipal Bonds (Identified Cost, $268,787,402)		$263,791,168

Money Market Funds (v) - 1.9%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value	5,111,557	$5,111,557
Total Investments (Identified Cost, $273,898,959)		$268,902,725

Other Assets, Less Liabilities - 1.8%		5,030,653
Net Assets - 100.0%		$273,933,378

Derivative Contracts at 3/31/11

Futures Contracts Outstanding at 3/31/11

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	55	$6,610,313	June - 2011	$(12,654)
U.S. Treasury Note 10 yr (Short)	USD	25	2,975,781	June - 2011	(6,142)

					$(18,796)

At March 31, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

Portfolio Footnotes:

(b)	Mandatory tender date is earlier than stated maturity date.
(c)	Refunded bond.
(d)	Non-income producing security – in default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $754,748, representing 0.25% of net assets for the California Fund and $167,773, representing 0.41% of net assets for the Florida Fund.
(p)	Primary inverse floater.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

48

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
LOC	Letter of Credit
Insurers		Inverse Floaters
ACA	ACA Financial Guaranty Corp.	LEVRRS	Leveraged Reverse Rate Security
AGM	Assured Guaranty Municipal	RIBS	Residual Interest Bonds
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
BHAC	Berkshire Hathaway Assurance Corp.
CALHF	California Health Construction Loan Insurance
CIFG	CDC IXIS Financial Guaranty
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
MSQLF	Michigan Student Qualified Loan Fund
NATL	National Public Finance Guarantee Corp.
SYNCORA	Syncora Guarantee Inc.
XLCA	XL Capital Insurance Co.

See Notes to Financial Statements

49

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 3/31/11

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	Alabama Fund	Arkansas Fund	California Fund	Florida Fund
Assets
Investments –
Non-affiliated issuers, at identified cost	$69,574,779	$179,378,012	$305,387,963	$41,169,522
Underlying affiliated funds, at cost and net asset value	2,096,050	9,480,352	12,043,079	370,075
Total investments, at identified cost	$71,670,829	$188,858,364	$317,431,042	$41,539,597
Unrealized appreciation (depreciation)	(1,469,542)	(3,793,236)	(22,097,032)	(945,698)
Total investments, at value	$70,201,287	$185,065,128	$295,334,010	$40,593,899
Receivables for
Daily variation margin on open futures contracts	844	1,594	3,281	469
Investments sold	2,971,757	91,439	3,755,923	10,000
Fund shares sold	149,541	412,955	49,833	—
Interest	967,239	2,454,911	4,256,524	844,328
Receivable from investment adviser	4,270	—	—	—
Other assets	967	1,963	3,160	590
Total assets	$74,295,905	$188,027,990	$303,402,731	$41,449,286

Liabilities
Payables for
Distributions	$96,287	$234,458	$561,053	$80,691
Fund shares reacquired	403,741	1,234,420	2,260,605	40,322
Payable to affiliates
Investment adviser	—	4,814	7,736	1,115
Shareholder servicing costs	11,212	14,434	43,750	4,275
Distribution and service fees	1,144	4,838	6,123	400
Payable for independent Trustees’ compensation	6,300	6,103	14,178	6,079
Accrued expenses and other liabilities	16,183	27,701	39,968	13,391
Total liabilities	$534,867	$1,526,768	$2,933,413	$146,273
Net assets	$73,761,038	$186,501,222	$300,469,318	$41,303,013

Net assets consist of
Paid-in capital	$75,796,446	$190,003,394	$327,122,674	$43,204,034
Unrealized appreciation (depreciation) on investments	(1,474,744)	(3,799,944)	(22,121,505)	(946,926)
Accumulated net realized gain (loss) on investments	(594,090)	285,746	(4,730,241)	(979,856)
Undistributed net investment income	33,426	12,026	198,390	25,761
Net assets	$73,761,038	$186,501,222	$300,469,318	$41,303,013

50

Statements of Assets and Liabilities – continued

	Alabama Fund	Arkansas Fund	California Fund	Florida Fund
Net assets
Class A	$70,582,287	$178,685,223	$263,306,444	$39,069,974
Class B	3,178,751	7,815,999	6,769,401	2,233,039
Class C	—	—	30,393,473	—
Total net assets	$73,761,038	$186,501,222	$300,469,318	$41,303,013

Shares of beneficial interest outstanding
Class A	7,258,849	18,834,051	50,370,269	4,218,104
Class B	326,916	823,062	1,294,592	241,046
Class C	—	—	5,794,456	—
Total shares of beneficial interest outstanding	7,585,765	19,657,113	57,459,317	4,459,150

Class A shares
Net asset value per share (net assets/shares of beneficial interest outstanding)	$9.72	$9.49	$5.23	$9.26
Offering price per share (100 / 95.25 × net asset value per share)	$10.20	$9.96	$5.49	$9.72

Class B shares
Net asset value and offering price per share (net assets/shares of beneficial interest outstanding)	$9.72	$9.50	$5.23	$9.26

Class C shares
Net asset value and offering price per share (net assets/shares of beneficial interest outstanding)	$—	$—	$5.25	$—

On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

51

Statements of Assets and Liabilities – continued

At 3/31/11	Georgia Fund	Maryland Fund	Massachusetts Fund
Assets
Investments –
Non-affiliated issuers, at identified cost	$59,045,282	$102,011,355	$268,787,402
Underlying affiliated funds, at cost and net asset value	788,392	2,428,246	5,111,557
Total investments, at identified cost	$59,833,674	$104,439,601	$273,898,959
Unrealized appreciation (depreciation)	(1,140,104)	(2,070,699)	(4,996,234)
Total investments, at value	$58,693,570	$102,368,902	$268,902,725
Receivables for
Daily variation margin on open futures contracts	656	1,031	2,344
Investments sold	744,635	630,887	2,965,573
Fund shares sold	160,000	57,325	39,998
Interest	877,588	1,480,881	4,006,039
Receivable from investment adviser	9,463	—	—
Other assets	828	1,233	2,548
Total assets	$60,486,740	$104,540,259	$275,919,227

Liabilities
Payables for
Distributions	$97,190	$156,905	$526,459
Investments purchased	—	—	1,045,990
Fund shares reacquired	94,045	242,409	338,883
Payable to affiliates
Investment adviser	—	2,707	7,040
Shareholder servicing costs	7,549	10,310	17,998
Distribution and service fees	925	1,582	4,061
Payable for independent Trustees’ compensation	7,084	9,879	9,893
Accrued expenses and other liabilities	16,918	20,813	35,525
Total liabilities	$223,711	$444,605	$1,985,849
Net assets	$60,263,029	$104,095,654	$273,933,378

Net assets consist of
Paid-in capital	$61,735,901	$106,463,834	$279,035,147
Unrealized appreciation (depreciation) on investments	(1,144,354)	(2,077,773)	(5,015,030)
Accumulated net realized gain (loss) on investments	(373,721)	(388,812)	(255,980)
Undistributed net investment income	45,203	98,405	169,241
Net assets	$60,263,029	$104,095,654	$273,933,378

52

Statements of Assets and Liabilities – continued

	Georgia Fund	Maryland Fund	Massachusetts Fund
Net assets
Class A	$57,877,707	$100,324,154	$266,599,994
Class B	2,385,322	3,771,500	7,333,384
Total net assets	$60,263,029	$104,095,654	$273,933,378

Shares of beneficial interest outstanding
Class A	5,739,747	9,599,784	25,579,254
Class B	235,685	361,026	702,374
Total shares of beneficial interest outstanding	5,975,432	9,960,810	26,281,628

Class A shares
Net asset value per share
(net assets/shares of beneficial interest outstanding)	$10.08	$10.45	$10.42
Offering price per share (100 / 95.25 × net asset value per share)	$10.58	$10.97	$10.94

Class B shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$10.12	$10.45	$10.44

On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See Notes to Financial Statements

53

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 3/31/11

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	Alabama Fund	Arkansas Fund	California Fund	Florida Fund
Net investment income
Interest	$4,191,282	$9,681,152	$19,598,648	$2,491,583
Dividends from underlying affiliated funds	4,280	13,537	20,943	1,272
Total investment income	$4,195,562	$9,694,689	$19,619,591	$2,492,855
Expenses
Management fee	$373,717	$887,151	$1,609,379	$208,063
Distribution and service fees	240,878	555,484	1,248,267	139,885
Shareholder servicing costs	54,785	107,240	225,405	30,375
Administrative services fee	21,906	37,133	58,524	17,503
Independent Trustees’ compensation	4,282	7,009	13,614	3,961
Custodian fee	26,116	43,850	64,971	21,266
Shareholder communications	8,235	13,612	21,207	6,817
Auditing fees	44,608	44,608	44,608	44,608
Legal fees	5,421	4,977	11,917	5,456
Registration fees	30,238	34,213	46,499	26,781
Miscellaneous	27,468	38,940	54,890	24,762
Total expenses	$837,654	$1,774,217	$3,399,281	$529,477
Fees paid indirectly	(5)	(30)	(19)	(6)
Reduction of expenses by investment adviser	(31,278)	(290,967)	(480,894)	(114,640)
Net expenses	$806,371	$1,483,220	$2,918,368	$414,831
Net investment income	$3,389,191	$8,211,469	$16,701,223	$2,078,024

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(204,732)	$(397,994)	$(3,190,718)	$(699,384)
Futures contracts	(422,212)	(239,649)	(1,895,861)	(98,525)
Net realized gain (loss) on investments	$(626,944)	$(637,643)	$(5,086,579)	$(797,909)
Change in unrealized appreciation (depreciation)
Investments	$(3,706,048)	$(9,259,878)	$(17,124,207)	$(685,046)
Futures contracts	(9,900)	(13,648)	(47,971)	(4,179)
Net unrealized gain (loss) on investments	$(3,715,948)	$(9,273,526)	$(17,172,178)	$(689,225)
Net realized and unrealized gain (loss) on investments	$(4,342,892)	$(9,911,169)	$(22,258,757)	$(1,487,134)
Change in net assets from operations	$(953,701)	$(1,699,700)	$(5,557,534)	$590,890

See Notes to Financial Statements

54

Statements of Operations – continued

Year ended 3/31/11	Georgia Fund	Maryland Fund	Massachusetts Fund
Net investment income
Interest	$3,490,965	$5,789,956	$13,368,040
Dividends from underlying affiliated funds	3,850	6,031	18,223
Total investment income	$3,494,815	$5,795,987	$13,386,263
Expenses
Management fee	$306,217	$507,626	$1,181,018
Distribution and service fees	192,340	321,067	738,464
Shareholder servicing costs	45,189	80,530	151,069
Administrative services fee	19,899	25,881	45,910
Independent Trustees’ compensation	4,146	6,966	12,988
Custodian fee	27,519	32,090	52,034
Shareholder communications	8,177	11,856	18,137
Auditing fees	44,608	44,608	44,608
Legal fees	10,089	7,127	4,714
Registration fees	29,000	31,517	35,879
Miscellaneous	29,105	31,914	45,243
Total expenses	$716,289	$1,101,182	$2,330,064
Fees paid indirectly	(2)	(2)	(13)
Reduction of expenses by investment adviser	(30,280)	(532)	(1,223)
Net expenses	$686,007	$1,100,648	$2,328,828
Net investment income	$2,808,808	$4,695,339	$11,057,435

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(89,629)	$28,496	$186,191
Futures contracts	(301,199)	(561,992)	(1,359,084)
Net realized gain (loss) on investments	$(390,828)	$(533,496)	$(1,172,893)
Change in unrealized appreciation (depreciation)
Investments	$(3,102,501)	$(4,473,059)	$(13,615,201)
Futures contracts	(7,790)	(13,384)	(34,687)
Net unrealized gain (loss) on investments	$(3,110,291)	$(4,486,443)	$(13,649,888)
Net realized and unrealized gain (loss) on investments	$(3,501,119)	$(5,019,939)	$(14,822,781)
Change in net assets from operations	$(692,311)	$(324,600)	$(3,765,346)

See Notes to Financial Statements

55

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 3/31/11	Alabama Fund	Arkansas Fund	California Fund	Florida Fund
Change in net assets

From operations
Net investment income	$3,389,191	$8,211,469	$16,701,223	$2,078,024
Net realized gain (loss) on investments	(626,944)	(637,643)	(5,086,579)	(797,909)
Net unrealized gain (loss) on investments	(3,715,948)	(9,273,526)	(17,172,178)	(689,225)
Change in net assets from operations	$(953,701)	$(1,699,700)	$(5,557,534)	$590,890

Distributions declared to shareholders
From net investment income	$(3,341,980)	$(8,007,779)	$(15,936,768)	$(2,042,300)
From net realized gain on investments	(25,761)	(28,028)	—	—
Total distributions declared to shareholders	$(3,367,741)	$(8,035,807)	$(15,936,768)	$(2,042,300)
Change in net assets from fund share transactions	$(6,236,394)	$9,013,521	$(53,805,646)	$(7,809,101)
Total change in net assets	$(10,557,836)	$(721,986)	$(75,299,948)	$(9,260,511)

Net assets
At beginning of period	84,318,874	187,223,208	375,769,266	50,563,524
At end of period	$73,761,038	$186,501,222	$300,469,318	$41,303,013
Undistributed net investment income included in net assets at end of period	$33,426	$12,026	$198,390	$25,761

Year ended 3/31/11		Georgia Fund	Maryland Fund	Massachusetts Fund
Change in net assets

From operations
Net investment income		$2,808,808	$4,695,339	$11,057,435
Net realized gain (loss) on investments		(390,828)	(533,496)	(1,172,893)
Net unrealized gain (loss) on investments		(3,110,291)	(4,486,443)	(13,649,888)
Change in net assets from operations		$(692,311)	$(324,600)	$(3,765,346)

Distributions declared to shareholders
From net investment income		$(2,761,469)	$(4,604,113)	$(10,716,180)
From net realized gain on investments		—	(23,295)	(910,438)
Total distributions declared to shareholders		$(2,761,469)	$(4,627,408)	$(11,626,618)
Change in net assets from fund share transactions		$(3,458,660)	$(4,384,555)	$38,797,567
Total change in net assets		$(6,912,440)	$(9,336,563)	$23,405,603

Net assets
At beginning of period		67,175,469	113,432,217	250,527,775
At end of period		$60,263,029	$104,095,654	$273,933,378
Undistributed net investment income included in net assets at end of period		$45,203	$98,405	$169,241

See Notes to Financial Statements

56

Statements of Changes in Net Assets – continued

Year ended 3/31/10	Alabama Fund	Arkansas Fund	California Fund	Florida Fund
Change in net assets

From operations
Net investment income	$3,472,800	$7,288,581	$16,998,280	$2,299,863
Net realized gain (loss) on investments	664,386	313,282	2,390,734	(68,420)
Net unrealized gain (loss) on investments	4,938,657	8,235,078	25,111,088	3,559,012
Change in net assets from operations	$9,075,843	$15,836,941	$44,500,102	$5,790,455

Distributions declared to shareholders
From net investment income	$(3,345,125)	$(6,949,478)	$(16,635,846)	$(2,275,569)
From net realized gain on investments	(705,054)	(348,419)	—	—
Total distributions declared to shareholders	$(4,050,179)	$(7,297,897)	$(16,635,846)	$(2,275,569)
Change in net assets from fund share transactions	$4,088,778	$31,473,233	$7,439,316	$(1,333,728)
Total change in net assets	$9,114,442	$40,012,277	$35,303,572	$2,181,158

Net assets
At beginning of period	75,204,432	147,210,931	340,465,694	48,382,366
At end of period	$84,318,874	$187,223,208	$375,769,266	$50,563,524
Undistributed net investment income included in net assets at end of period	$41,518	$14,860	$261,633	$1,181

Year ended 3/31/10		Georgia Fund	Maryland Fund	Massachusetts Fund
Change in net assets

From operations
Net investment income		$2,663,287	$4,794,139	$10,050,396
Net realized gain (loss) on investments		167,247	211,184	1,381,498
Net unrealized gain (loss) on investments		3,498,748	7,593,846	14,139,237
Change in net assets from operations		$6,329,282	$12,599,169	$25,571,131

Distributions declared to shareholders
From net investment income		$(2,630,751)	$(4,685,612)	$(9,840,253)
From net realized gain on investments		(168,927)	(5,735)	(1,290,564)
Total distributions declared to shareholders		$(2,799,678)	$(4,691,347)	$(11,130,817)
Change in net assets from fund share transactions		$6,146,031	$4,063,916	$33,816,194
Total change in net assets		$9,675,635	$11,971,738	$48,256,508

Net assets
At beginning of period		57,499,834	101,460,479	202,271,267
At end of period		$67,175,469	$113,432,217	$250,527,775
Undistributed net investment income included in net assets at end of period		$50,515	$104,603	$202,327

See Notes to Financial Statements

57

Financial Statements

FINANCIAL HIGHLIGHTS

MFS ALABAMA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
	2011		2010	2009	2008	2007
Class A
Net asset value, beginning of period	$10.25		$9.60	$10.17	$10.45	$10.47

Income (loss) from investment operations
Net investment income (d)	$0.42		$0.44	$0.43	$0.48	$ 0.49	(z)
Net realized and unrealized gain (loss) on investments	(0.54)		0.72	(0.50)	(0.28)	(0.01	)(z)
Total from investment operations	$(0.12)		$1.16	$(0.07)	$0.20	$0.48

Less distributions declared to shareholders
From net investment income	$(0.41)		$(0.42)	$(0.44)	$(0.46)	$(0.45)
From net realized gain on investments	(0.00	)(w)	(0.09)	(0.06)	(0.02)	(0.05)
Total distributions declared to shareholders	$(0.41)		$(0.51)	$(0.50)	$(0.48)	$(0.50)
Net asset value, end of period	$9.72		$10.25	$9.60	$10.17	$10.45
Total return (%) (r)(s)(t)	(1.21)		12.25	(0.59)	2.03	4.66

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97		0.97	1.01	1.34	1.40
Expenses after expense reductions (f)	0.93		0.93	0.84	1.09	1.15
Net investment income	4.12		4.33	4.36	4.67	4.70	(z)
Portfolio turnover	20		27	35	17	9
Net assets at end of period (000 omitted)	$70,582		$78,842	$68,320	$71,315	$73,560

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A		N/A	0.80	0.82	0.86

See Notes to Financial Statements

58

Financial Highlights – continued

MFS ALABAMA MUNICIPAL BOND FUND – continued

	Years ended 3/31
	2011		2010	2009	2008	2007
Class B
Net asset value, beginning of period	$10.24		$9.60	$10.17	$10.45	$10.47

Income (loss) from investment operations
Net investment income (d)	$0.34		$0.36	$0.36	$0.40	$0.41	(z)
Net realized and unrealized gain (loss) on investments	(0.52)		0.72	(0.50)	(0.27)	(0.01	)(z)
Total from investment operations	$(0.18)		$1.08	$(0.14)	$0.13	$0.40

Less distributions declared to shareholders
From net investment income	$(0.34)		$(0.35)	$(0.37)	$(0.39)	$(0.37)
From net realized gain on investments	(0.00	)(w)	(0.09)	(0.06)	(0.02)	(0.05)
Total distributions declared to shareholders	$(0.34)		$(0.44)	$(0.43)	$(0.41)	$(0.42)
Net asset value, end of period	$9.72		$10.24	$9.60	$10.17	$10.45
Total return (%) (r)(s)(t)	(1.84)		11.31	(1.34)	1.27	3.88

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72		1.72	1.76	2.09	2.15
Expenses after expense reductions (f)	1.68		1.68	1.58	1.84	1.90
Net investment income	3.37		3.60	3.62	3.92	3.93	(z)
Portfolio turnover	20		27	35	17	9
Net assets at end of period (000 omitted)	$3,179		$5,477	$6,884	$8,555	$10,421

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A		N/A	1.55	1.57	1.61
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.02 per share to net investment income, a decrease of $0.02 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.21% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

See Notes to Financial Statements

59

Financial Highlights – continued

MFS ARKANSAS MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2011		2010	2009	2008	2007
Net asset value, beginning of period	$9.95		$9.43	$9.80	$10.08	$10.04

Income (loss) from investment operations
Net investment income (d)	$0.41		$0.42	$0.43	$0.46	$0.50	(z)
Net realized and unrealized gain (loss) on investments	(0.47)		0.53	(0.29)	(0.25)	(0.01	)(z)
Total from investment operations	$(0.06)		$0.95	$0.14	$0.21	$0.49

Less distributions declared to shareholders
From net investment income	$(0.40)		$(0.41)	$(0.43)	$(0.47)	$(0.45)
From net realized gain on investments	(0.00	)(w)	(0.02)	(0.08)	(0.02)	—
Total distributions declared to shareholders	$(0.40)		$(0.43)	$(0.51)	$(0.49)	$(0.45)
Net asset value, end of period	$9.49		$9.95	$9.43	$9.80	$10.08
Total return (%) (r)(s)(t)	(0.62)		10.17	1.61	2.07	5.02

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87		0.84	0.83	1.06	1.14
Expenses after expense reductions (f)	0.72		0.74	0.66	0.81	0.89
Net investment income	4.20		4.32	4.48	4.60	4.98	(z)
Portfolio turnover	20		9	23	9	10
Net assets at end of period (000 Omitted)	$178,685		$179,094	$141,100	$138,938	$127,477

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A		N/A	0.60	0.60	0.66

See Notes to Financial Statements

60

Financial Highlights – continued

MFS ARKANSAS MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2011		2010	2009	2008	2007
Net asset value, beginning of period	$9.96		$9.44	$9.81	$10.09	$10.05

Income (loss) from investment operations
Net investment income (d)	$0.33		$0.35	$0.35	$0.38	$0.43	(z)
Net realized and unrealized gain (loss) on investments	(0.47)		0.52	(0.28)	(0.25)	(0.01	)(z)
Total from investment operations	$(0.14)		$0.87	$0.07	$0.13	$0.42

Less distributions declared to shareholders
From net investment income	$(0.32)		$(0.33)	$(0.36)	$(0.39)	$(0.38)
From net realized gain on investments	(0.00	)(w)	(0.02)	(0.08)	(0.02)	—
Total distributions declared to shareholders	$(0.32)		$(0.35)	$(0.44)	$(0.41)	$(0.38)
Net asset value, end of period	$9.50		$9.96	$9.44	$9.81	$10.09
Total return (%) (r)(s)(t)	(1.43)		9.30	0.85	1.30	4.21

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62		1.59	1.59	1.81	1.91
Expenses after expense reductions (f)	1.53		1.52	1.42	1.56	1.66
Net investment income	3.37		3.53	3.71	3.86	4.21	(z)
Portfolio turnover	20		9	23	9	10
Net assets at end of period (000 Omitted)	$7,816		$8,129	$6,111	$6,727	$8,992

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A		N/A	1.35	1.36	1.43
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.03 per share to net investment income, a decrease of $0.03 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.30% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

See Notes to Financial Statements

61

Financial Highlights – continued

MFS CALIFORNIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2011	2010	2009	2008	2007
Net asset value, beginning of period	$5.56	$5.15	$5.56	$5.88	$5.84

Income (loss) from investment operations
Net investment income (d)	$0.26	$0.26	$0.27	$0.26	$0.27	(z)
Net realized and unrealized gain (loss) on investments	(0.34)	0.41	(0.42)	(0.32)	0.03	(z)
Total from investment operations	$(0.08)	$0.67	$(0.15)	$(0.06)	$0.30

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.26)	$(0.26)	$(0.26)	$(0.26)
Net asset value, end of period	$5.23	$5.56	$5.15	$5.56	$5.88
Total return (%) (r)(s)(t)	(1.53)	13.11	(2.66)	(1.05)	5.30

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.81	0.81	0.99	1.11
Expenses after expense reductions (f)	0.70	0.71	0.63	0.74	0.86
Net investment income	4.79	4.78	5.05	4.46	4.66	(z)
Portfolio turnover	24	31	27	30	16
Net assets at end of period (000 Omitted)	$263,306	$324,093	$291,509	$339,099	$366,861

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	0.56	0.55	0.60

	Years ended 3/31
Class B	2011	2010	2009	2008	2007
Net asset value, beginning of period	$5.57	$5.15	$5.56	$5.88	$5.84

Income (loss) from investment operations
Net investment income (d)	$0.22	$0.22	$0.23	$0.21	$0.23	(z)
Net realized and unrealized gain (loss) on investments	(0.35)	0.41	(0.42)	(0.31)	0.03	(z)
Total from investment operations	$(0.13)	$0.63	$(0.19)	$(0.10)	$0.26

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.21)	$(0.22)	$(0.22)	$(0.22)
Net asset value, end of period	$5.23	$5.57	$5.15	$5.56	$5.88
Total return (%) (r)(s)(t)	(2.46)	12.47	(3.39)	(1.80)	4.51

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.56	1.57	1.75	1.88
Expenses after expense reductions (f)	1.47	1.47	1.39	1.50	1.62
Net investment income	4.01	4.03	4.29	3.70	3.91	(z)
Portfolio turnover	24	31	27	30	16
Net assets at end of period (000 Omitted)	$6,769	$13,866	$19,477	$31,239	$47,127

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	1.32	1.31	1.37

See Notes to Financial Statements

62

Financial Highlights – continued

MFS CALIFORNIA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class C	2011	2010	2009	2008	2007
Net asset value, beginning of period	$5.58	$5.16	$5.58	$5.90	$5.86

Income (loss) from investment operations
Net investment income (d)	$0.21	$0.21	$0.22	$0.20	$0.22	(z)
Net realized and unrealized gain (loss) on investments	(0.34)	0.42	(0.42)	(0.31)	0.03	(z)
Total from investment operations	$(0.13)	$0.63	$(0.20)	$(0.11)	$0.25

Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.21)	$(0.22)	$(0.21)	$(0.21)
Net asset value, end of period	$5.25	$5.58	$5.16	$5.58	$5.90
Total return (%) (r)(s)(t)	(2.41)	12.27	(3.70)	(1.93)	4.36

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.60	1.70	1.89	2.01
Expenses after expense reductions (f)	1.60	1.60	1.53	1.64	1.76
Net investment income	3.87	3.85	4.14	3.55	3.77	(z)
Portfolio turnover	24	31	27	30	16
Net assets at end of period (000 Omitted)	$30,393	$37,810	$29,480	$27,862	$30,492

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	1.46	1.45	1.50
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities in the current year that resulted in an increase of less than $0.01 per share to net investment income, a decrease of less than $0.01 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.06% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

See Notes to Financial Statements

63

Financial Highlights – continued

MFS FLORIDA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.58	$8.91	$9.64	$10.09	$10.05

Income (loss) from investment operations
Net investment income (d)	$0.43	$0.44	$0.44	$0.46	$0.46	(z)
Net realized and unrealized gain (loss) on investments	(0.32)	0.66	(0.71)	(0.47)	0.02	(z)
Total from investment operations	$0.11	$1.10	$(0.27)	$(0.01)	$0.48

Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.43)	$(0.44)	$(0.44)	$(0.44)
From net realized gain on investments	—	—	(0.02)	—	—
Total distributions declared to shareholders	$(0.43)	$(0.43)	$(0.46)	$(0.44)	$(0.44)
Net asset value, end of period	$9.26	$9.58	$8.91	$9.64	$10.09
Total return (%) (r)(s)(t)	1.07	12.58	(2.84)	(0.08)	4.92

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.00	0.80	1.16	1.19
Expenses after expense reductions (f)	0.84	0.83	0.63	0.91	0.94
Net investment income	4.55	4.67	4.82	4.60	4.53	(z)
Portfolio turnover	22	5	34	7	9
Net assets at end of period (000 Omitted)	$39,070	$46,440	$43,401	$51,504	$63,590

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	0.61	0.64

See Notes to Financial Statements

64

Financial Highlights – continued

MFS FLORIDA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.58	$8.92	$9.65	$10.09	$10.05

Income (loss) from investment operations
Net investment income (d)	$0.36	$0.37	$0.37	$0.38	$0.38	(z)
Net realized and unrealized gain (loss) on investments	(0.33)	0.65	(0.71)	(0.45)	0.03	(z)
Total from investment operations	$0.03	$1.02	$(0.34)	$(0.07)	$0.41

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.36)	$(0.37)	$(0.37)	$(0.37)
From net realized gain on investments	—	—	(0.02)	—	—
Total distributions declared to shareholders	$(0.35)	$(0.36)	$(0.39)	$(0.37)	$(0.37)
Net asset value, end of period	$9.26	$9.58	$8.92	$9.65	$10.09
Total return (%) (r)(s)(t)	0.28	11.60	(3.59)	(0.73)	4.12

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.84	1.75	1.57	1.92	1.96
Expenses after expense reductions (f)	1.63	1.60	1.39	1.67	1.71
Net investment income	3.76	3.90	4.03	3.85	3.77	(z)
Portfolio turnover	22	5	34	7	9
Net assets at end of period (000 Omitted)	$2,233	$4,124	$4,981	$7,497	$10,906

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	1.37	1.40
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.01 per share to net investment income, a decrease of $0.01 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.06% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

See Notes to Financial Statements

65

Financial Highlights – continued

MFS GEORGIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.59	$9.99	$10.64	$10.83	$10.80

Income (loss) from investment operations
Net investment income (d)	$0.44	$0.45	$0.47	$0.46	$0.47	(z)
Net realized and unrealized gain (loss) on investments	(0.52)	0.62	(0.48)	(0.20)	0.01	(z)
Total from investment operations	$(0.08)	$1.07	$(0.01)	$0.26	$0.48

Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.44)	$(0.44)	$(0.45)	$(0.45)
From net realized gain on investments	—	(0.03)	(0.20)	—	—
Total distributions declared to shareholders	$(0.43)	$(0.47)	$(0.64)	$(0.45)	$(0.45)
Net asset value, end of period	$10.08	$10.59	$9.99	$10.64	$10.83
Total return (%) (r)(s)(t)	(0.84)	10.84	0.04	2.43	4.55

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.03	1.06	1.41	1.47
Expenses after expense reductions (f)	0.98	1.00	0.89	1.16	1.22
Net investment income	4.16	4.26	4.55	4.29	4.37	(z)
Portfolio turnover	22	16	26	26	6
Net assets at end of period (000 Omitted)	$57,878	$63,964	$53,156	$49,477	$51,015

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	0.87	0.88	0.93

See Notes to Financial Statements

66

Financial Highlights – continued

MFS GEORGIA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.63	$10.02	$10.68	$10.87	$10.84

Income (loss) from investment operations
Net investment income (d)	$0.36	$0.37	$0.39	$0.38	$0.40	(z)
Net realized and unrealized gain (loss) on investments	(0.52)	0.63	(0.49)	(0.20)	0.00	(w)(z)
Total from investment operations	$(0.16)	$1.00	$(0.10)	$0.18	$0.40

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.36)	$(0.36)	$(0.37)	$(0.37)
From net realized gain on investments	—	(0.03)	(0.20)	—	—
Total distributions declared to shareholders	$(0.35)	$(0.39)	$(0.56)	$(0.37)	$(0.37)
Net asset value, end of period	$10.12	$10.63	$10.02	$10.68	$10.87
Total return (%) (r)(s)(t)	(1.58)	10.08	(0.79)	1.67	3.77

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.77	1.78	1.80	2.16	2.22
Expenses after expense reductions (f)	1.72	1.75	1.62	1.91	1.97
Net investment income	3.39	3.51	3.78	3.54	3.63	(z)
Portfolio turnover	22	16	26	26	6
Net assets at end of period (000 Omitted)	$2,385	$3,212	$4,344	$6,780	$8,175

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	1.61	1.63	1.68
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.01 per share to net investment income, a decrease of $0.01 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.12% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

See Notes to Financial Statements

67

Financial Highlights – continued

MFS MARYLAND MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2011		2010		2009	2008	2007
Net asset value, beginning of period	$10.93		$10.15		$10.83	$11.30	$11.27

Income (loss) from investment operations
Net investment income (d)	$0.46		$0.48		$0.48	$0.50	$ 0.50	(z)
Net realized and unrealized gain (loss) on investments	(0.49)		0.77		(0.65)	(0.48)	0.04	(z)
Total from investment operations	$(0.03)		$1.25		$(0.17)	$0.02	$0.54

Less distributions declared to shareholders
From net investment income	$(0.45)		$(0.47)		$(0.47)	$(0.47)	$(0.48)
From net realized gain on investments	(0.00	)(w)	(0.00	)(w)	(0.04)	(0.02)	(0.03)
Total distributions declared to shareholders	$(0.45)		$(0.47)		$(0.51)	$(0.49)	$(0.51)
Net asset value, end of period	$10.45		$10.93		$10.15	$10.83	$11.30
Total return (%) (r)(s)(t)	(0.35)		12.49		(1.57)	0.15	4.88

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94		0.95		1.11	1.26	1.29
Expenses after expense reductions (f)	0.94		0.95		0.94	1.01	1.04
Net investment income	4.20		4.47		4.67	4.46	4.48	(z)
Portfolio turnover	14		24		24	7	16
Net assets at end of period (000 Omitted)	$100,324		$107,182		$93,075	$103,894	$117,598

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A		N/A		0.89	0.88	0.91

See Notes to Financial Statements

68

Financial Highlights – continued

MFS MARYLAND MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2011		2010		2009	2008	2007
Net asset value, beginning of period	$10.93		$10.14		$10.83	$11.29	$11.26

Income (loss) from investment operations
Net investment income (d)	$0.38		$0.40		$0.42	$0.42	$0.43	(z)
Net realized and unrealized gain (loss) on investments	(0.49)		0.78		(0.67)	(0.46)	0.03	(z)
Total from investment operations	$(0.11)		$1.18		$(0.25)	$(0.04)	$0.46

Less distributions declared to shareholders
From net investment income	$(0.37)		$(0.39)		$(0.40)	$(0.40)	$(0.40)
From net realized gain on investments	(0.00	)(w)	(0.00	)(w)	(0.04)	(0.02)	(0.03)
Total distributions declared to shareholders	$(0.37)		$(0.39)		$(0.44)	$(0.42)	$(0.43)
Net asset value, end of period	$10.45		$10.93		$10.14	$10.83	$11.29
Total return (%) (r)(s)(t)	(1.09)		11.77		(2.31)	(0.41)	4.21

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69		1.70		1.77	1.91	1.95
Expenses after expense reductions (f)	1.69		1.70		1.59	1.66	1.70
Net investment income	3.44		3.75		4.01	3.81	3.83	(z)
Portfolio turnover	14		24		24	7	16
Net assets at end of period (000 Omitted)	$3,772		$6,251		$8,385	$12,153	$16,515

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A		N/A		1.55	1.53	1.56
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.01 per share to net investment income, a decrease of $0.01 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.12% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

See Notes to Financial Statements

69

Financial Highlights – continued

MFS MASSACHUSETTS MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.07	$10.35	$10.91	$11.25	$11.22

Income (loss) from investment operations
Net investment income (d)	$0.47	$0.48	$0.49	$0.44	$0.51	(z)
Net realized and unrealized gain (loss) on investments	(0.63)	0.77	(0.52)	(0.26)	0.02	(z)
Total from investment operations	$(0.16)	$1.25	$(0.03)	$0.18	$0.53

Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.47)	$(0.48)	$(0.47)	$(0.47)
From net realized gain on investments	(0.04)	(0.06)	(0.05)	(0.05)	(0.03)
Total distributions declared to shareholders	$(0.49)	$(0.53)	$(0.53)	$(0.52)	$(0.50)
Net asset value, end of period	$10.42	$11.07	$10.35	$10.91	$11.25
Total return (%) (r)(s)(t)	(1.57)	12.31	(0.21)	1.69	4.80

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.87	1.04	1.35	1.39
Expenses after expense reductions (f)	0.86	0.87	0.87	1.10	1.14
Net investment income	4.25	4.44	4.69	4.00	4.57	(z)
Portfolio turnover	25	21	40	20	5
Net assets at end of period (000 Omitted)	$266,600	$236,724	$185,105	$189,804	$189,049

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	0.83	0.82	0.87

See Notes to Financial Statements

70

Financial Highlights – continued

MFS MASSACHUSETTS MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.09	$10.37	$10.93	$11.27	$11.24

Income (loss) from investment operations
Net investment income (d)	$0.39	$0.40	$0.42	$0.37	$0.44	(z)
Net realized and unrealized gain (loss) on investments	(0.63)	0.77	(0.52)	(0.26)	0.02	(z)
Total from investment operations	$(0.24)	$1.17	$(0.10)	$0.11	$0.46

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.39)	$(0.41)	$(0.40)	$(0.40)
From net realized gain on investments	(0.04)	(0.06)	(0.05)	(0.05)	(0.03)
Total distributions declared to shareholders	$(0.41)	$(0.45)	$(0.46)	$(0.45)	$(0.43)
Net asset value, end of period	$10.44	$11.09	$10.37	$10.93	$11.27
Total return (%) (r)(s)(t)	(2.30)	11.45	(0.86)	1.04	4.12

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.62	1.70	2.00	2.04
Expenses after expense reductions (f)	1.60	1.62	1.53	1.75	1.79
Net investment income	3.50	3.70	4.01	3.35	3.92	(z)
Portfolio turnover	25	21	40	20	5
Net assets at end of period (000 Omitted)	$7,333	$13,804	$17,166	$24,353	$31,415

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	1.48	1.48	1.52
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.02 per share to net investment income, a decrease of $0.02 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.20% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

See Notes to Financial Statements

71

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Alabama Municipal Bond Fund (Alabama Fund), MFS Arkansas Municipal Bond Fund (Arkansas Fund), MFS California Municipal Bond Fund (California Fund), MFS Florida Municipal Bond Fund (Florida Fund), MFS Georgia Municipal Bond Fund (Georgia Fund), MFS Maryland Municipal Bond Fund (Maryland Fund), and MFS Massachusetts Municipal Bond Fund (Massachusetts Fund) are each a series of MFS Municipal Series Trust which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. Each fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region or state where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, the security could decline in value, interest from the security could become taxable and the funds may be required to issue Forms 1099-DIV.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under each fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of each fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating each fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that each fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of each fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In

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Notes to Financial Statements – continued

such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures. The following is a summary of the levels used as of March 31, 2011 in valuing each fund’s assets or liabilities:

	Level 1	Level 2	Level 3	Total
Alabama Fund
Investments at Value
Municipal Bonds	$—	$68,105,237	$—	$68,105,237
Mutual Funds	2,096,050	—	—	2,096,050
Total Investments	$2,096,050	$68,105,237	$—	$70,201,287

Other Financial Instruments
Futures	$(5,202)	$—	$—	$(5,202)

Arkansas Fund
Investments at Value
Municipal Bonds	$—	$175,584,776	$—	$175,584,776
Mutual Funds	9,480,352	—	—	9,480,352
Total Investments	$9,480,352	$175,584,776	$—	$185,065,128

Other Financial Instruments
Futures	$(6,708)	$—	$—	$(6,708)

California Fund
Investments at Value
Municipal Bonds	$—	$283,290,931	$—	$283,290,931
Mutual Funds	12,043,079	—	—	12,043,079
Total Investments	$12,043,079	$283,290,931	$—	$295,334,010

Other Financial Instruments
Futures	$(24,473)	$—	$—	$(24,473)

Florida Fund
Investments at Value
Municipal Bonds	$—	$40,223,824	$—	$40,223,824
Mutual Funds	370,075	—	—	370,075
Total Investments	$370,075	$40,223,824	$—	$40,593,899

Other Financial Instruments
Futures	$(1,228)	$—	$—	$(1,228)

Georgia Fund
Investments at Value
Municipal Bonds	$—	$57,905,178	$—	$57,905,178
Mutual Funds	788,392	—	—	788,392
Total Investments	$788,392	$57,905,178	$—	$58,693,570

Other Financial Instruments
Futures	$(4,250)	$—	$—	$(4,250)

Maryland Fund
Investments at Value
Municipal Bonds	$—	$99,940,656	$—	$99,940,656
Mutual Funds	2,428,246	—	—	2,428,246
Total Investments	$2,428,246	$99,940,656	$—	$102,368,902

Other Financial Instruments
Futures	$(7,074)	$—	$—	$(7,074)

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Notes to Financial Statements – continued

	Level 1	Level 2	Level 3	Total
Massachusetts Fund
Investments at Value
Municipal Bonds	$—	$263,791,168	$—	$263,791,168
Mutual Funds	5,111,557	—	—	5,111,557
Total Investments	$5,111,557	$263,791,168	$—	$268,902,725

Other Financial Instruments
Futures	$(18,796)	$—	$—	$(18,796)

For further information regarding security characteristics, see the Portfolios of Investments.

Derivatives – Each fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of each fund, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When each fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by each fund were futures contracts. Each fund’s period end derivatives, as presented in the Portfolios of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by each fund at March 31, 2011 as reported in the Statements of Assets and Liabilities:

			Fair Value (a)
Fund	Risk	Derivative	Liability Derivatives
Alabama Fund	Interest Rate Contracts	Interest Rate Futures	$(5,202)
Arkansas Fund	Interest Rate Contracts	Interest Rate Futures	(6,708)
California Fund	Interest Rate Contracts	Interest Rate Futures	(24,473)
Florida Fund	Interest Rate Contracts	Interest Rate Futures	(1,228)
Georgia Fund	Interest Rate Contracts	Interest Rate Futures	(4,250)
Maryland Fund	Interest Rate Contracts	Interest Rate Futures	(7,074)
Massachusetts Fund	Interest Rate Contracts	Interest Rate Futures	(18,796)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in each fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within each fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by each fund for the year ended March 31, 2011 as reported in the Statements of Operations:

Fund	Risk	Futures Contracts
Alabama Fund	Interest Rate Contracts	$(422,212)
Arkansas Fund	Interest Rate Contracts	(239,649)
California Fund	Interest Rate Contracts	(1,895,861)
Florida Fund	Interest Rate Contracts	(98,525)
Georgia Fund	Interest Rate Contracts	(301,199)
Maryland Fund	Interest Rate Contracts	(561,992)
Massachusetts Fund	Interest Rate Contracts	(1,359,084)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by each fund for the year ended March 31, 2011 as reported in the Statements of Operations:

Fund	Risk	Futures Contracts
Alabama Fund	Interest Rate Contracts	$(9,900)
Arkansas Fund	Interest Rate Contracts	(13,648)
California Fund	Interest Rate Contracts	(47,971)
Florida Fund	Interest Rate Contracts	(4,179)
Georgia Fund	Interest Rate Contracts	(7,790)
Maryland Fund	Interest Rate Contracts	(13,384)
Massachusetts Fund	Interest Rate Contracts	(34,687)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, each fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral

74

Notes to Financial Statements – continued

basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives each fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of each fund’s credit risk to such counterparty equal to any amounts payable by each fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between each fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of each fund under derivative contracts, if any, will be reported separately on the Statements of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolios of Investments.

Futures Contracts – Each fund entered into futures contracts which may be used to hedge against or obtain broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, each fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by each fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

Each fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, each fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to each fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. Each fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by each fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

Each fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

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Notes to Financial Statements – continued

Fees Paid Indirectly – Each fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by each fund. This amount, for the year ended March 31, 2011, is shown as a reduction of total expenses on the Statements of Operations.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

Year ended 3/31/11	Alabama Fund	Arkansas Fund	California Fund	Florida Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Ordinary income (including any short-term capital gains)	$25,761	$70,595	$—	$—	$—	$23,295	$613,864
Tax-exempt income	3,341,980	7,965,212	15,936,768	2,042,300	2,761,469	4,604,113	10,716,180
Long-term capital gain	—	—	—	—	—	—	296,574
Total distributions	$3,367,741	$8,035,807	$15,936,768	$2,042,300	$2,761,469	$4,627,408	$11,626,618

Year ended 3/31/10	Alabama Fund	Arkansas Fund	California Fund	Florida Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Ordinary income (including any short-term capital gains)	$705,054	$265,035	$—	$—	$1,221	$45	$545,751
Tax-exempt income	3,345,125	6,949,478	16,635,846	2,275,569	2,630,751	4,685,612	9,840,253
Long-term capital gain	—	83,384	—	—	167,706	5,690	744,813
Total distributions	$4,050,179	$7,297,897	$16,635,846	$2,275,569	$2,799,678	$4,691,347	$11,130,817

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/11	Alabama Fund	Arkansas Fund	California Fund	Florida Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Cost of investments	$71,557,229	$187,955,977	$316,656,577	$41,436,151	$59,706,763	$104,161,111	$273,093,088
Gross appreciation	$1,004,171	$3,828,569	$2,945,475	$928,101	$1,016,255	$3,263,267	$5,638,864
Gross depreciation	(2,360,113)	(6,719,418)	(24,268,042)	(1,770,353)	(2,029,448)	(5,055,476)	(9,829,227)
Net unrealized appreciation (depreciation)	$(1,355,942)	$(2,890,849)	$(21,322,567)	$(842,252)	$(1,013,193)	$(1,792,209)	$(4,190,363)
Undistributed ordinary income	—	—	—	—	—	—	—
Undistributed tax-exempt income	300,226	667,895	1,420,093	194,846	273,623	510,674	1,153,051
Undistributed long-term capital gain	—	—	—	—	—	—	—
Capital loss carryforwards	(674,377)	(535,106)	(3,908,045)	(601,064)	(420,127)	(674,376)	(1,080,647)
Post-October capital loss deferral	(38,515)	(88,243)	(1,621,134)	(483,466)	(84,755)	—	—
Other temporary differences	(266,800)	(655,869)	(1,221,703)	(169,085)	(228,420)	(412,269)	(983,810)

As of March 31, 2011, certain funds had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Expiration Date	Alabama Fund	Arkansas Fund	California Fund	Florida Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
3/31/16	$—	$—	$(40,368)	$—	$—	$—	$—
3/31/17	—	—	(1,063,041)	(53,158)	—	—	—
3/31/18	—	—	—	(229,162)	(153,718)	—	—
3/31/19	(674,377)	(535,106)	(2,804,636)	(318,744)	(266,409)	(674,376)	(1,080,647)
Total	$(674,377)	$(535,106)	$(3,908,045)	$(601,064)	$(420,127)	$(674,376)	$(1,080,647)

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Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. Each fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. Each fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Each fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

Distributions declared to shareholders:

From net investment income

	Alabama Fund		Arkansas Fund		California Fund		Florida Fund
	Year ended 3/31/11	Year ended 3/31/10	Year ended 3/31/11	Year ended 3/31/10	Year ended 3/31/11	Year ended 3/31/10	Year ended 3/31/11	Year ended 3/31/10
Class A	$3,195,106	$3,131,555	$7,734,568	$6,711,942	$14,196,403	$14,630,282	$1,922,965	$2,092,590
Class B	146,874	213,570	273,211	237,536	388,399	686,988	119,335	182,979
Class C	—	—	—	—	1,351,966	1,318,576	—	—
Total	$3,341,980	$3,345,125	$8,007,779	$6,949,478	$15,936,768	$16,635,846	$2,042,300	$2,275,569

	Georgia Fund		Maryland Fund		Massachusetts Fund
	Year ended 3/31/11	Year ended 3/31/10	Year ended 3/31/11	Year ended 3/31/10	Year ended 3/31/11	Year ended 3/31/10
Class A	$2,663,194	$2,499,999	$4,429,266	$4,414,262	$10,346,551	$9,257,973
Class B	98,275	130,752	174,847	271,350	369,629	582,280
Total	$2,761,469	$2,630,751	$4,604,113	$4,685,612	$10,716,180	$9,840,253

From net realized gain on investments

	Alabama Fund		Arkansas Fund		Georgia Fund		Maryland Fund
	Year ended 3/31/11	Year ended 3/31/10	Year ended 3/31/11	Year ended 3/31/10	Year ended 3/31/11	Year ended 3/31/10	Year ended 3/31/11	Year ended 3/31/10
Class A	$24,558	$655,596	$26,822	$333,734	$—	$159,490	$22,326	$5,375
Class B	1,203	49,458	1,206	14,685	—	9,437	969	360
Total	$25,761	$705,054	$28,028	$348,419	$—	$168,927	$23,295	$5,735

	Massachusetts Fund
	Year ended 3/31/11	Year ended 3/31/10
Class A	$876,152	$1,208,212
Class B	34,286	82,352
Total	$910,438	$1,290,564

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to each fund. The management fee is computed daily and paid monthly at an annual rate of 0.45% of each fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the following funds’ total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (including interest expenses and fees associated with investments in inverse floating rate instruments), such that total annual fund operating expenses do not exceed the following rates annually of certain funds’ average daily net assets:

	Alabama Fund	Georgia Fund	Maryland Fund
Class A	0.93%	0.95%	0.95%
Class B	1.68%	1.70%	1.70%

These written agreements will continue until modified by the funds’ Board of Trustees, but such agreements will continue at least until October 31, 2011 for the Georgia Fund and July 31, 2011 for the Alabama Fund and the Maryland Fund. For the year ended March 31, 2011, this reduction amounted to $30,887 for the Alabama Fund and is reflected as a reduction of expenses in the Statements of Operations. Prior to November 1, 2010, the investment adviser had agreed in writing to pay a portion of the Georgia Fund’s total annual operating expenses exclusive of interest, taxes, extraordinary expenses, brokerage and transaction

77

Notes to Financial Statements – continued

costs and investment-related expenses, such that total annual fund operating expenses did not exceed 1.00% of the fund’s average daily net assets for Class A shares and 1.75% of the fund’s average daily net assets for Class B shares. This written agreement expired on October 31, 2010. For the year ended March 31, 2011, this reduction amounted to $29,962 for the Georgia Fund and is reflected as a reduction of expenses in the Statements of Operations. The actual operating expenses for the Maryland Fund did not exceed the limits described above and therefore, the investment adviser did not pay any portion of the Maryland Fund expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended March 31, 2011, as its portion of the initial sales charge on sales of Class A shares of each fund:

Alabama Fund	Arkansas Fund	California Fund	Florida Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$31,142	$147,405	$65,759	$8,864	$33,771	$32,957	$71,551

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Each fund’s distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	CLASS A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Alabama Fund	—	0.25%	0.25%	0.25%	$196,533
Arkansas Fund	—	0.25%	0.25%	0.10%	471,984
California Fund	—	0.25%	0.25%	0.10%	776,038
Florida Fund	—	0.25%	0.25%	0.00%	107,492
Georgia Fund	—	0.25%	0.25%	0.25%	162,713
Maryland Fund	—	0.25%	0.25%	0.25%	268,995
Massachusetts Fund	—	0.25%	0.25%	0.25%	628,669

	CLASS B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Alabama Fund	0.75%	0.25%	1.00%	1.00%	$44,345
Arkansas Fund	0.75%	0.25%	1.00%	0.92%	83,500
California Fund	0.75%	0.25%	1.00%	0.87%	102,257
Florida Fund	0.75%	0.25%	1.00%	0.79%	32,393
Georgia Fund	0.75%	0.25%	1.00%	1.00%	29,627
Maryland Fund	0.75%	0.25%	1.00%	1.00%	52,072
Massachusetts Fund	0.75%	0.25%	1.00%	1.00%	109,795

	CLASS C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
California Fund	0.75%	0.25%	1.00%	1.00%	$369,972

	Alabama Fund	Arkansas Fund	California Fund	Florida Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Total Distribution and Service Fees	$240,878	$555,484	$1,248,267	$139,885	$192,340	$321,067	$738,464

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2011, based on each class’ average daily net assets.

Arkansas Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2011. This reduction amounted to $283,192 which is shown as a reduction of total expenses in the Statements of Operations. The service fee rate attributable to Class B shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B shares has been reduced by MFD to 0.10% under a written agreement that will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2011. This reduction amounted to $6,858 which is shown as a reduction of total expenses in the Statements of Operations.

78

Notes to Financial Statements – continued

California Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2011. This reduction amounted to $465,625 which is shown as a reduction of total expenses in the Statements of Operations. The service fee rate attributable to Class B shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B shares has been reduced by MFD to 0.10% under a written agreement that will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2011. This reduction amounted to $13,577 which is shown as a reduction of total expenses in the Statements of Operations.

Florida Fund: MFD has agreed in writing to reduce the Class A service fee to 0.00%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2011. This reduction amounted to $107,492 which is shown as a reduction of total expenses in the Statements of Operations. The service fee rate attributable to Class B shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B shares has been reduced by MFD to 0.00% under a written agreement that will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2011. This reduction amounted to $6,927 which is shown as a reduction of total expenses in the Statements of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2011, were as follows:

CDSC imposed	Alabama Fund	Arkansas Fund	California Fund	Florida Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Class A	$—	$13,518	$37,507	$—	$—	$—	$5,298
Class B	3,461	16,833	14,847	286	2,676	3,372	9,547
Class C	N/A	N/A	5,366	N/A	N/A	N/A	N/A

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined periodically under the supervision of the funds' Board of Trustees. For the year ended March 31, 2011, each fund paid the following fee, which equated to the following annual percentage of each fund’s average daily net assets:

	Alabama Fund	Arkansas Fund	California Fund	Florida Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Expenses paid	$19,920	$48,549	$91,772	$12,367	$16,816	$38,158	$75,008
Percentage of average daily net assets	0.0240%	0.0246%	0.0257%	0.0267%	0.0247%	0.0338%	0.0286%

MFSC also receives payment from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended March 31, 2011, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to the following:

Alabama Fund	Arkansas Fund	California Fund	Florida Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$34,865	$58,691	$133,633	$18,008	$28,373	$42,372	$76,061

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund partially reimburses MFS the costs incurred to provide these services. Each fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2011 was equivalent to an annual effective rate of each fund's average daily net assets as follows:

	Alabama Fund	Arkansas Fund	California Fund	Florida Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Percentage of average daily net assets	0.0264%	0.0188%	0.0164%	0.0379%	0.0292%	0.0229%	0.0175%

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Each fund does not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration for their services to each fund from MFS. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, each fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense for each fund. These amounts are included in independent Trustees’ compensation on the Statements of Operations and were as follows:

Alabama Fund	Arkansas Fund	California Fund	Florida Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$696	$749	$1,218	$746	$641	$1,146	$1,163

79

Notes to Financial Statements – continued

The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to the following at March 31, 2011, and is included in payable for independent Trustees’ compensation on the Statements of Assets and Liabilities:

Alabama Fund	Arkansas Fund	California Fund	Florida Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$6,251	$6,020	$14,002	$6,013	$7,037	$9,802	$9,760

Other – These funds and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended March 31, 2011, the aggregate fees paid by each fund to Tarantino LLC and Griffin Compliance LLC amounted to the following and are included in miscellaneous expense on the Statements of Operations:

Alabama Fund	Arkansas Fund	California Fund	Florida Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$795	$1,865	$3,442	$445	$647	$1,075	$2,463

MFS has agreed to reimburse the funds for a portion of the payments made by each fund in the following amounts, which are shown as a reduction of total expenses in the Statements of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO:

Alabama Fund	Arkansas Fund	California Fund	Florida Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$391	$917	$1,692	$221	$318	$532	$1,223

Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statements of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, were as follows:

	Alabama Fund	Arkansas Fund	California Fund	Florida Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Purchases	$16,125,273	$41,268,246	$84,381,143	$9,659,063	$14,199,097	$15,094,231	$92,147,165
Sales	$26,463,271	$38,598,354	$151,348,350	$17,023,993	$18,477,286	$21,107,602	$61,972,327

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Alabama Fund				Arkansas Fund
	Year ended 3/31/11		Year ended 3/31/10		Year ended 3/31/11		Year ended 3/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	1,040,680	$10,614,157	1,459,582	$14,771,757	3,735,750	$37,071,078	4,010,435	$39,315,304
Class B	12,772	129,124	27,279	273,331	278,642	2,785,934	301,635	2,973,205
	1,053,452	$10,743,281	1,486,861	$15,045,088	4,014,392	$39,857,012	4,312,070	$42,288,509

Shares issued to shareholders in reinvestment of distributions
Class A	191,827	$1,944,353	233,138	$2,362,427	486,012	$4,789,135	450,786	$4,435,544
Class B	9,356	94,962	18,221	184,367	18,894	186,052	15,125	149,003
	201,183	$2,039,315	251,359	$2,546,794	504,906	$4,975,187	465,911	$4,584,547

80

Notes to Financial Statements – continued

	Alabama Fund				Arkansas Fund
	Year ended 3/31/11		Year ended 3/31/10		Year ended 3/31/11		Year ended 3/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(1,669,154)	$(16,685,730)	(1,111,094)	$(11,202,857)	(3,393,992)	$(32,958,576)	(1,420,327)	$(13,943,704)
Class B	(229,845)	(2,333,260)	(227,766)	(2,300,247)	(291,037)	(2,860,102)	(147,772)	(1,456,119)
	(1,898,999)	$(19,018,990)	(1,338,860)	$(13,503,104)	(3,685,029)	$(35,818,678)	(1,568,099)	$(15,399,823)

Net change
Class A	(436,647)	$(4,127,220)	581,626	$5,931,327	827,770	$8,901,637	3,040,894	$29,807,144
Class B	(207,717)	(2,109,174)	(182,266)	(1,842,549)	6,499	111,884	168,988	1,666,089
	(644,364)	$(6,236,394)	399,360	$4,088,778	834,269	$9,013,521	3,209,882	$31,473,233

	California Fund				Florida Fund
	Year ended 3/31/11		Year ended 3/31/10		Year ended 3/31/11		Year ended 3/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	5,578,940	$31,159,101	9,025,895	$49,189,461	305,802	$2,920,760	526,615	$4,963,375
Class B	128,221	710,120	244,889	1,338,564	24,973	240,999	41,289	390,859
Class C	832,733	4,658,846	1,835,576	10,011,433	—	—	—	—
	6,539,894	$36,528,067	11,106,360	$60,539,458	330,775	$3,161,759	567,904	$5,354,234

Shares issued to shareholders in reinvestment of distributions
Class A	1,332,290	$7,356,875	1,468,607	$8,022,294	96,722	$922,752	106,382	$1,001,027
Class B	43,239	239,872	78,361	427,087	6,646	63,530	9,457	88,850
Class C	120,368	667,131	124,262	681,314	—	—	—	—
	1,495,897	$8,263,878	1,671,230	$9,130,695	103,368	$986,282	115,839	$1,089,877

Shares reacquired
Class A	(14,791,810)	$(80,515,250)	(8,901,187)	$(48,464,716)	(1,034,437)	$(9,848,846)	(651,868)	$(6,088,753)
Class B	(1,368,343)	(7,609,388)	(1,616,183)	(8,846,980)	(221,185)	(2,108,296)	(178,799)	(1,689,086)
Class C	(1,931,121)	(10,472,953)	(897,563)	(4,919,141)	—	—	—	—
	(18,091,274)	$(98,597,591)	(11,414,933)	$(62,230,837)	(1,255,622)	$(11,957,142)	(830,667)	$(7,777,839)

Net change
Class A	(7,880,580)	$(41,999,274)	1,593,315	$8,747,039	(631,913)	$(6,005,334)	(18,871)	$(124,351)
Class B	(1,196,883)	(6,659,396)	(1,292,933)	(7,081,329)	(189,566)	(1,803,767)	(128,053)	(1,209,377)
Class C	(978,020)	(5,146,976)	1,062,275	5,773,606	—	—	—	—
	(10,055,483)	$(53,805,646)	1,362,657	$7,439,316	(821,479)	$(7,809,101)	(146,924)	$(1,333,728)

	Georgia Fund				Maryland Fund
	Year ended 3/31/11		Year ended 3/31/10		Year ended 3/31/11		Year ended 3/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	1,107,466	$11,697,065	1,275,340	$13,381,028	1,545,579	$16,749,639	1,303,797	$14,069,435
Class B	34,681	369,953	47,629	498,843	44,464	491,989	60,358	650,347
	1,142,147	$12,067,018	1,322,969	$13,879,871	1,590,043	$17,241,628	1,364,155	$14,719,782

Shares issued to shareholders in reinvestment of distributions
Class A	148,168	$1,555,821	160,222	$1,677,826	241,204	$2,631,533	256,997	$2,759,854
Class B	6,070	63,862	8,076	84,725	10,354	113,035	14,814	158,634
	154,238	$1,619,683	168,298	$1,762,551	251,558	$2,744,568	271,811	$2,918,488

81

Notes to Financial Statements – continued

	Georgia Fund				Maryland Fund
	Year ended 3/31/11		Year ended 3/31/10		Year ended 3/31/11		Year ended 3/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(1,556,873)	$(16,031,298)	(717,240)	$(7,546,675)	(1,990,959)	$(21,472,837)	(930,744)	$(10,040,186)
Class B	(107,285)	(1,114,063)	(186,850)	(1,949,716)	(265,775)	(2,897,914)	(330,014)	(3,534,168)
	(1,664,158)	$(17,145,361)	(904,090)	$(9,496,391)	(2,256,734)	$(24,370,751)	(1,260,758)	$(13,574,354)

Net change
Class A	(301,239)	$(2,778,412)	718,322	$7,512,179	(204,176)	$(2,091,665)	630,050	$6,789,103
Class B	(66,534)	(680,248)	(131,145)	(1,366,148)	(210,957)	(2,292,890)	(254,842)	(2,725,187)
	(367,773)	$(3,458,660)	587,177	$6,146,031	(415,133)	$(4,384,555)	375,208	$4,063,916

	Massachusetts Fund
	Year ended 3/31/11		Year ended 3/31/10
	Shares	Amount	Shares	Amount
Shares sold
Class A	10,846,460	$115,921,470	5,070,877	$55,482,081
Class B	72,536	801,230	112,992	1,227,921
	10,918,996	$116,722,700	5,183,869	$56,710,002

Shares issued to shareholders in reinvestment of distributions
Class A	540,866	$5,924,619	532,924	$5,829,613
Class B	20,753	228,544	34,612	378,541
	561,619	$6,153,163	567,536	$6,208,154

Shares reacquired
Class A	(7,189,623)	$(77,110,492)	(2,100,505)	$(22,982,181)
Class B	(635,559)	(6,967,804)	(558,143)	(6,119,781)
	(7,825,182)	$(84,078,296)	(2,658,648)	$(29,101,962)

Net change
Class A	4,197,703	$44,735,597	3,503,296	$38,329,513
Class B	(542,270)	(5,938,030)	(410,539)	(4,513,319)
	3,655,433	$38,797,567	3,092,757	$33,816,194

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended March 31, 2011, each fund’s commitment fee and interest expense were as follows, and are included in miscellaneous expense on the Statements of Operations:

	Alabama Fund	Arkansas Fund	California Fund	Florida Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Commitment Fee	$868	$2,057	$3,769	$481	$713	$1,175	$2,689
Interest Expense	—	—	—	—	—	—	—

82

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which each fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the MFS Institutional Money Market Portfolio to be an affiliated issuer. Each fund’s transactions in the MFS Institutional Money Market Portfolio for the year ended March 31, 2011, are as follows:

	Underlying Affiliated Funds – MFS Institutional Money Market Portfolio
	Beginning Share/Par Amount	Acquisitions Share/Par Amount	Dispositions Share/Par Amount	Ending Share/Par Amount
Alabama Fund	583,601	27,433,069	(25,920,620)	2,096,050
Arkansas Fund	5,133,873	59,269,593	(54,923,114)	9,480,352
California Fund	5,620,967	132,895,963	(126,473,851)	12,043,079
Florida Fund	686,491	16,332,893	(16,649,309)	370,075
Georgia Fund	1,465,795	21,732,942	(22,410,345)	788,392
Maryland Fund	1,201,518	28,466,851	(27,240,123)	2,428,246
Massachusetts Fund	144,713	107,767,385	(102,800,541)	5,111,557

	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
Alabama Fund	$—	$—	$4,280	$2,096,050
Arkansas Fund	—	—	13,537	9,480,352
California Fund	—	—	20,943	12,043,079
Florida Fund	—	—	1,272	370,075
Georgia Fund	—	—	3,850	788,392
Maryland Fund	—	—	6,031	2,428,246
Massachusetts Fund	—	—	18,223	5,111,557

83

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of MFS Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund and MFS Massachusetts Municipal Bond Fund (each a series of MFS Municipal Series Trust) (the “Funds”) as of March 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds as of March 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 16, 2011

84

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of May 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010)	Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); The Neilsen Company (market research), Director (since 2010); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor	John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor	AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

85

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry	PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999)

OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

86

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

500 Boylston Street, Boston, MA 02116-3741

Distributor

MFS Fund Distributors, Inc.

500 Boylston Street, Boston, MA 02116-3741

Portfolio Manager

Michael Dawson

Custodian JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081 Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116

87

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of each fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

Each fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Each fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about each fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2011 income tax forms in January 2012. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund below designates the following amount as capital gain dividends paid during the fiscal year.

Capital Gains
Massachusetts Fund	$494,000

Of the dividends paid from net investment income during the fiscal year, the following percentages were designated as exempt interest dividends for federal income tax purposes. If each fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

Exempt Interest Dividends
Alabama Fund	100.00%
Arkansas Fund	99.47%
California Fund	100.00%
Florida Fund	100.00%
Georgia Fund	100.00%
Maryland Fund	100.00%
Massachusetts Fund	100.00%

88

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

89

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

90

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mailso you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

MFS® Municipal Series Trust

For the states of:

Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia

ANNUAL REPORT

March 31, 2011

MSTB-ANN

MFS® MUNICIPAL SERIES TRUST

For the states of: Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. Last September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. For 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile and acknowledge the elevated uncertainty created by events in Japan, Europe, and the Middle East.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

May 16, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

MFS Mississippi Muncipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	17.6%
State & Local Agencies	17.3%
Healthcare Revenue – Hospitals	14.1%
Water & Sewer Utility Revenue	11.0%
General Obligations – General Purpose	7.5%

Composition including fixed income credit quality (a)(i)
AAA	5.7%
AA	38.7%
A	24.6%
BBB	20.3%
BB	2.0%
B	1.1%
Not Rated	3.3%
Cash & Other	4.3%

Portfolio facts (i)
Average Duration (d)	9.0
Average Effective Maturity (m)	16.7 yrs.

MFS New York Muncipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	19.1%
State & Local Agencies	9.8%
Healthcare Revenue – Hospitals	9.4%
Tax – Other	8.0%
Transportation Special Tax	5.5%

Composition including fixed income credit quality (a)(i)
AA	38.0%
A	27.0%
BBB	23.4%
BB	3.0%
B	1.0%
Not Rated	(0.7)%
Cash & Other	8.3%

Portfolio facts (i)
Average Duration (d)	9.6
Average Effective Maturity (m)	20.3 yrs.

MFS North Carolina Muncipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	23.2%
Universities – Colleges	15.2%
Utilities-Municipal Owned	10.1%
State & Local Agencies	8.5%
Water & Sewer Utility Revenue	8.0%

Composition including fixed income credit quality (a)(i)
AAA	8.3%
AA	52.3%
A	17.0%
BBB	15.2%
BB	1.1%
B	0.1%
Not Rated	1.3%
Cash & Other	4.7%

Portfolio facts (i)
Average Duration (d)	9.6
Average Effective Maturity (m)	18.4 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Not Rated includes fixed income securities which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund itself has not been rated.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 3/31/11, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Pennsylvania Muncipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	18.6%
Universities – Colleges	17.9%
General Obligations – Schools	8.4%
Water & Sewer Utility Revenue	8.1%
Single Family Housing – State	6.4%

Composition including fixed income credit quality (a)(i)
AAA	0.8%
AA	38.2%
A	23.6%
BBB	27.5%
BB	3.3%
B	0.1%
Not Rated	1.0%
Cash & Other	5.5%

Portfolio facts (i)
Average Duration (d)	9.8
Average Effective Maturity (m)	19.1 yrs.

MFS South Carolina Muncipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	20.5%
Water & Sewer Utility Revenue	14.1%
Utilities – Municipal Owned	11.2%
Universities – Colleges	9.2%
General Obligations – Schools	4.6%

Composition including fixed income credit quality (a)(i)
AAA	4.6%
AA	43.9%
A	26.8%
BBB	15.4%
BB	1.1%
B	1.0%
Not Rated	0.4%
Cash & Other	6.8%

Portfolio facts (i)
Average Duration (d)	9.6
Average Effective Maturity (m)	19.3 yrs.

MFS Tennessee Muncipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	23.6%
Utilities – Municipal Owned	13.8%
State & Local Agencies	12.8%
Water & Sewer Utility Revenue	9.5%
General Obligations – General Purpose	7.8%

Composition including fixed income credit quality (a)(i)
AAA	2.7%
AA	63.5%
A	8.4%
BBB	21.5%
BB	1.8%
B	0.1%
Not Rated	1.3%
Cash & Other	0.7%

Portfolio facts (i)
Average Duration (d)	10.0
Average Effective Maturity (m)	17.7 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Not Rated includes fixed income securities which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund itself has not been rated.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 3/31/11, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Virginia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	17.8%
Water & Sewer Utility Revenue	17.2%
State & Local Agencies	13.9%
Single Family Housing – State	5.2%
Universities – Colleges	4.9%

Composition including fixed income credit quality (a)(i)
AAA	14.0%
AA	36.8%
A	18.6%
BBB	20.2%
BB	2.8%
B	0.5%
Not Rated	0.5%
Non-Fixed Income (o)	0.0%
Cash & Other	6.6%

Portfolio facts (i)
Average Duration (d)	9.4
Average Effective Maturity (m)	19.0 yrs.

MFS West Virginia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
State & Local Agencies	18.0%
Universities – Colleges	15.6%
Water & Sewer Utility Revenue	12.6%
Healthcare Revenue – Hospitals	12.2%
General Obligations – General Purpose	11.2%

Composition including fixed income credit quality (a)(i)
AAA	4.0%
AA	26.4%
A	37.0%
BBB	17.8%
BB	2.3%
B	0.2%
Not Rated	9.0%
Cash & Other	3.3%

Portfolio facts (i)
Average Duration (d)	9.1
Average Effective Maturity (m)	17.2 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Not Rated includes fixed income securities which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund itself has not been rated.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Percentages are based on net assets as of 3/31/11, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

During the reporting period, all funds within the MFS Municipal Series Trust underperformed the Barclays Capital Municipal Bond Index. These included the Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia funds.

Market Environment

The beginning of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the second and third quarters of 2010, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve (the Fed) indicated that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations.

For the twelve months ended March 31, 2011, the municipal bond market was characterized by unusual volatility. During the first six months of this reporting period, the municipal bond fund asset class realized consistent, positive inflows. This solid demand, coupled with the success of the Build America Bond (BAB) program reducing tax exempt issuance by about 25% provided for a robust municipal market.

However, beginning in November 2010, a confluence of events hit the municipal market over a short period leading to sharply reduced demand for long duration municipal bonds. These events included increasing concerns about higher interest rates, the realization that the Bush tax cuts were in all likelihood going to be extended in some form, and a continuation of headlines questioning the financial strength of municipalities. Additionally, it was determined that the BAB subsidy would be terminated at calendar year end raising concerns that new issue supply of municipal bonds would increase markedly in 2011.

While the media continues to focus attention on the municipal bond market and credit issues in the asset class, we see evidence that fundamentals are in many places slowly starting to improve, not only as state and local tax revenues recover, but also as aggressive spending cuts begin to close budget shortfalls. In our judgment, the credit quality of the vast majority of municipal issuers has remained sound, and we are consequently unlikely to see widespread defaults. Unfunded pension liabilities remain a significant longer-term problem but, in our view, not one that poses an immediate threat.

While the fundamentals are marginally improving, technical factors are becoming more of a focus. While slowing somewhat more recently, redemptions from long duration municipal bond funds as a category have continued since November. However, this has been balanced with very light new issue supply through the first quarter of calendar year 2011.

Factors Affecting Performance

The funds’ longer duration (d) stance detracted from relative results as the negative sentiment in the municipal bond markets pushed yields higher in the latter half of the reporting period.

Among sectors, general obligation securities and pre-refunded bonds were notable detractors to relative performance. A lesser exposure to the general obligation sector hurt the New York, North Carolina, Pennsylvania and Virginia funds as this sector outperformed the broader benchmark. Bond selection in the pre-refunded sector had a negative impact on the Mississippi, Pennsylvania, South Carolina, and Virginia funds. On the positive side, bond selection in the credit-enhanced sector contributed to relative returns in the Mississippi, New York, North Carolina, and South Carolina funds.

Management Review – continued

Respectfully,

Michael Dawson

Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 3/31/11

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Each fund’s results have been compared to the Barclays Capital Municipal Bond Index, a market capitalization-weighted index that measures the performance of the tax-exempt bond market. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issued nationwide, while each of the funds is limited to investing primarily in the bonds of a particular state. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Mississippi Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

MFS Mississippi Municipal Bond Fund

Total Returns through 3/31/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	8/06/92	(0.36)%	3.66%	4.22%
B	9/07/93	(1.05)%	2.90%	3.42%

Comparative benchmark
Barclays Capital Municipal Bond Index (f)		1.63%	4.14%	4.66%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(5.09)%	2.66%	3.72%
B With CDSC (Declining over six years from 4% to 0%) (x)		(4.86)%	2.56%	3.42%

CDSC – Contingent Deferred Sales Charge

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS New York Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

MFS New York Municipal Bond Fund

Total Returns through 3/31/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	6/06/88	(1.31)%	3.23%	3.98%
B	9/07/93	(2.04)%	2.48%	3.19%
C	12/11/00	(2.04)%	2.48%	3.20%

Comparative benchmark
Barclays Capital Municipal Bond Index (f)		1.63%	4.14%	4.66%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(5.99)%	2.23%	3.48%
B With CDSC (Declining over six years from 4% to 0%) (x)		(5.83)%	2.14%	3.19%
C With CDSC (1% for 12 months) (x)		(2.99)%	2.48%	3.20%

CDSC – Contingent Deferred Sales Charge

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS North Carolina Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

MFS North Carolina Municipal Bond Fund

Total Returns through 3/31/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	(0.55)%	3.27%	3.96%
B	9/07/93	(1.20)%	2.58%	3.26%
C	1/03/94	(1.29)%	2.56%	3.26%

Comparative benchmark
Barclays Capital Municipal Bond Index (f)		1.63%	4.14%	4.66%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(5.27)%	2.27%	3.46%
B With CDSC (Declining over six years from 4% to 0%) (x)		(5.02)%	2.24%	3.26%
C With CDSC (1% for 12 months) (x)		(2.25)%	2.56%	3.26%

CDSC – Contingent Deferred Sales Charge

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Pennsylvania Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

MFS Pennsylvania Municipal Bond Fund

Total Returns through 3/31/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	2/01/93	(0.97)%	3.07%	4.13%
B	9/07/93	(1.74)%	2.26%	3.31%

Comparative benchmark
Barclays Capital Municipal Bond Index (f)		1.63%	4.14%	4.66%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(5.68)%	2.07%	3.62%
B With CDSC (Declining over six years from 4% to 0%) (x)		(5.54)%	1.92%	3.31%

CDSC – Contingent Deferred Sales Charge

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS South Carolina Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

MFS South Carolina Municipal Bond Fund

Total Returns through 3/31/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	(0.59)%	2.99%	3.93%
B	9/07/93	(1.41)%	2.29%	3.24%

Comparative benchmark
Barclays Capital Municipal Bond Index (f)		1.63%	4.14%	4.66%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(5.31)%	2.00%	3.42%
B With CDSC (Declining over six years from 4% to 0%) (x)		(5.22)%	1.94%	3.24%

CDSC	– Contingent Deferred Sales Charge
(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Tennessee Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

MFS Tennessee Municipal Bond Fund

Total Returns through 3/31/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	8/12/88	(0.14)%	3.33%	3.96%
B	9/07/93	(0.78)%	2.62%	3.28%

Comparative benchmark
Barclays Capital Municipal Bond Index (f)		1.63%	4.14%	4.66%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(4.88)%	2.32%	3.46%
B With CDSC (Declining over six years from 4% to 0%) (x)		(4.62)%	2.27%	3.28%

CDSC – Contingent Deferred Sales Charge

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Virginia Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

MFS Virginia Municipal Bond Fund

Total Returns through 3/31/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	(1.03)%	3.23%	3.99%
B	9/07/93	(1.85)%	2.52%	3.30%
C	1/03/94	(1.77)%	2.52%	3.30%

Comparative benchmark
Barclays Capital Municipal Bond Index (f)		1.63%	4.14%	4.66%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(5.73)%	2.23%	3.49%
B With CDSC (Declining over six years from 4% to 0%) (x)		(5.65)%	2.18%	3.30%
C With CDSC (1% for 12 months) (x)		(2.72)%	2.52%	3.30%

CDSC – Contingent Deferred Sales Charge

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS West Virginia Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

MFS West Virginia Municipal Bond Fund

Total Returns through 3/31/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	0.41%	2.86%	3.73%
B	9/07/93	(0.24)%	2.17%	3.05%

Comparative benchmark
Barclays Capital Municipal Bond Index (f)		1.63%	4.14%	4.66%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(4.36)%	1.87%	3.23%
B With CDSC (Declining over six years from 4% to 0%) (x)		(4.11)%	1.83%	3.05%

CDSC – Contingent Deferred Sales Charge

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, October 1, 2010 through March 31, 2011

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2010 through March 31, 2011.

Actual expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MFS MISSISSIPPI MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/10	Ending Account Value 3/31/11	Expenses Paid During Period (p) 10/01/10-3/31/11
A	Actual	0.78%	$1,000.00	$952.24	$3.80
	Hypothetical (h)	0.78%	$1,000.00	$1,021.04	$3.93
B	Actual	1.49%	$1,000.00	$948.95	$7.24
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49

MFS NEW YORK MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/10	Ending Account Value 3/31/11	Expenses Paid During Period (p) 10/01/10-3/31/11
A	Actual	0.88%	$1,000.00	$945.09	$4.27
	Hypothetical (h)	0.88%	$1,000.00	$1,020.54	$4.43
B	Actual	1.63%	$1,000.00	$941.43	$7.89
	Hypothetical (h)	1.63%	$1,000.00	$1,016.80	$8.20
C	Actual	1.63%	$1,000.00	$942.37	$7.89
	Hypothetical (h)	1.63%	$1,000.00	$1,016.80	$8.20

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Tables – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/10	Ending Account Value 3/31/11	Expenses Paid During Period (p) 10/01/10-3/31/11
A	Actual	0.87%	$1,000.00	$951.53	$4.23
	Hypothetical (h)	0.87%	$1,000.00	$1,020.59	$4.38
B	Actual	1.62%	$1,000.00	$948.75	$7.87
	Hypothetical (h)	1.62%	$1,000.00	$1,016.85	$8.15
C	Actual	1.62%	$1,000.00	$947.94	$7.87
	Hypothetical (h)	1.62%	$1,000.00	$1,016.85	$8.15

Expenses Impacting Table

Expense ratios include 0.01% of investment related expenses from inverse floaters that are outside of the expense cap arrangement (See Note 3 of the Notes to Financial Statements).

MFS PENNSYLVANIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/10	Ending Account Value 3/31/11	Expenses Paid During Period (p) 10/01/10-3/31/11
A	Actual	0.79%	$1,000.00	$948.04	$3.84
	Hypothetical (h)	0.79%	$1,000.00	$1,020.99	$3.98
B	Actual	1.58%	$1,000.00	$944.43	$7.66
	Hypothetical (h)	1.58%	$1,000.00	$1,017.05	$7.95

Expense Impacting Table

Expense ratios include less than 0.01% of investment related expenses from inverse floaters that are outside of the expense cap arrangement (See Note 3 of the Notes to Financial Statements).

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/10	Ending Account Value 3/31/11	Expenses Paid During Period (p) 10/01/10-3/31/11
A	Actual	0.89%	$1,000.00	$953.60	$4.33
	Hypothetical (h)	0.89%	$1,000.00	$1,020.49	$4.48
B	Actual	1.64%	$1,000.00	$950.01	$7.97
	Hypothetical (h)	1.64%	$1,000.00	$1,016.75	$8.25

MFS TENNESSEE MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/10	Ending Account Value 3/31/11	Expenses Paid During Period (p) 10/01/10-3/31/11
A	Actual	0.92%	$1,000.00	$956.71	$4.49
	Hypothetical (h)	0.92%	$1,000.00	$1,020.34	$4.63
B	Actual	1.67%	$1,000.00	$953.17	$8.13
	Hypothetical (h)	1.67%	$1,000.00	$1,016.60	$8.40

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Tables – continued

MFS VIRGINIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/10	Ending Account Value 3/31/11	Expenses Paid During Period (p) 10/01/10-3/31/11
A	Actual	0.87%	$1,000.00	$953.03	$4.24
	Hypothetical (h)	0.87%	$1,000.00	$1,020.59	$4.38
B	Actual	1.62%	$1,000.00	$948.62	$7.87
	Hypothetical (h)	1.62%	$1,000.00	$1,016.85	$8.15
C	Actual	1.62%	$1,000.00	$949.48	$7.87
	Hypothetical (h)	1.62%	$1,000.00	$1,016.85	$8.15

Expenses Impacting Table

Expense ratios include 0.01% of investment related expenses from inverse floaters that are outside of the expense cap arrangement (See Note 3 of the Notes to Financial Statements).

MFS WEST VIRGINIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/10	Ending Account Value 3/31/11	Expenses Paid During Period (p) 10/01/10-3/31/11
A	Actual	0.89%	$1,000.00	$957.48	$4.34
	Hypothetical (h)	0.89%	$1,000.00	$1,020.49	$4.48
B	Actual	1.64%	$1,000.00	$953.92	$7.99
	Hypothetical (h)	1.64%	$1,000.00	$1,016.75	$8.25

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

3/31/11

MFS MISSISSIPPI MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 95.5%

Issuer	Shares/Par	Value ($)

Airport & Port Revenue - 1.4%
Jackson, MS, Municipal Airport Authority, Airport Rev., “A”, AMBAC, 5%, 2031	$1,510,000	$1,459,270

General Obligations - General Purpose - 7.4%
Commonwealth of Puerto Rico, “A”, 5.25%, 2027	$455,000	$421,107
Commonwealth of Puerto Rico, “A”, 5.375%, 2033	220,000	196,660
Commonwealth of Puerto Rico, “A”, 6%, 2038	365,000	349,415
Commonwealth of Puerto Rico, Public Improvement, FGIC, 5.5%, 2016	3,220,000	3,425,694
Jackson County, MS, Development Bank Special Obligations, AGM, 5.25%, 2020	620,000	699,850
Jackson County, MS, Development Bank Special Obligations, ASSD GTY, 5.625%, 2039	1,000,000	990,820
Puerto Rico Public Buildings Authority Rev., Guaranteed (Government Facilities), “I”, 5.25%, 2033	410,000	363,748
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2023	335,000	349,837
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2031	370,000	374,207
State of California, 6%, 2039	700,000	713,573
		$7,884,911
General Obligations - Improvement - 0.4%
Guam Government, “A”, 6.75%, 2029	$35,000	$34,997
Guam Government, “A”, 5.25%, 2037	155,000	124,494
Guam Government, “A”, 7%, 2039	40,000	41,326
Mississippi Development Bank Special Obligation (Greenville, MS Project), 5%, 2027	225,000	180,077
		$380,894
General Obligations - Schools - 1.5%
Jackson, MS, Public School District, Capital Appreciation, “B”, AMBAC, 0%, 2022	$2,000,000	$1,100,500
Jackson, MS, Public School District, Capital Appreciation, “B”, AMBAC, 0%, 2023	1,000,000	515,400
		$1,615,900
Healthcare Revenue - Hospitals - 13.8%
Corinth & Alcorn County, MS, Hospital Rev. (Magnolia Regional Health Center), 5.5%, 2021	$355,000	$355,930
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital), NATL, 6.125%, 2015	2,250,000	2,257,853
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital), NATL, 6.2%, 2018	1,000,000	1,003,450
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital), 5.75%, 2031	500,000	484,840
Hinds County, MS, Rev. (Methodist Hospital & Rehabilitation), AMBAC, 5.6%, 2012	760,000	772,130

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Illinois Finance Authority Rev. (Resurrection Health), 6.125%, 2025	$105,000	$103,967
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	325,000	321,240
Indiana Finance Authority Rev. (Sisters of St. Francis Health Services), 5.375%, 2032	705,000	676,730
Jefferson Parish, LA, Hospital Rev., Hospital Service District No. 1 (West Jefferson Medical Center), “B”, AGM, 5.25%, 2028	170,000	169,237
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	380,000	355,045
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	320,000	278,640
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 2030	80,000	78,734
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “B-1”, 5%, 2024	1,000,000	1,006,790
Mississippi Hospital Equipment & Facilities Authority Rev. (Clay County Medical Corp.), 5%, 2039	2,000,000	1,887,080
Mississippi Hospital Equipment & Facilities Authority Rev. (Delta Regional Medical Center), FHA, 5%, 2035	1,000,000	886,040
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital), 5.25%, 2029	1,000,000	926,080
Mississippi Hospital Equipment & Facilities Authority Rev. Refunding & Improvement, Hospital South Central, 5.25%, 2031	500,000	435,085
Mississippi Hospital Equipment & Facilities Authority Rev., Refunding & Improvement, Southwest Regional Medical Center, 5.5%, 2019	250,000	242,155
Mississippi Hospital Equipment & Facilities Authority, Refunding & Improvement, Southwest Regional Medical Center, 5.75%, 2023	250,000	233,958
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	215,000	209,515
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 2039	550,000	523,391
St. Louis Park, MN, Health Care Facilities Rev. (Nicollet Health Services), 5.75%, 2039	160,000	149,234
St. Petersburg, FL, Health Facilities Authority Rev., 6.5%, 2039	135,000	138,202

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 2029	$75,000	$76,028
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 2039	185,000	188,093
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	640,000	663,098
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	430,000	368,024
		$14,790,569
Industrial Revenue - Other - 0.2%
Virgin Islands Public Finance Authority, Refinery Facilities Rev. (Hovensa Coker Project), 5.875%, 2022	$210,000	$191,039

Industrial Revenue - Paper - 1.5%
Lowndes County, MS, Solid Waste Disposal & Pollution Control Rev. (Weyerhaeuser Co.), 6.8%, 2022	$750,000	$794,055
Warren County, MS, Environmental Improvement Rev. (International Paper Co.), “A”, 4.4%, 2015	750,000	765,623
		$1,559,678
Multi-Family Housing Revenue - 0.9%
Mississippi Home Corp. Rev. (Kirkwood Apartments Project), 6.8%, 2037 (q)	$150,000	$88,349
Mississippi Home Corp., Multifamily Rev. (Providence Place of Sanitobia LLC), GNMA, 5.35%, 2048	1,000,000	926,920
		$1,015,269
Sales & Excise Tax Revenue - 2.3%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 2041	$450,000	$403,709
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 2029	750,000	817,470
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 2057 (f)	720,000	688,709
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.375%, 2039	315,000	286,719
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2033	1,085,000	245,991
		$2,442,598
Single Family Housing - Other - 1.2%
Mississippi Business Finance Corp., Rev. (Statesman Housing LLC Project), “A”, 4.75%, 2039	$1,500,000	$1,243,860

Single Family Housing - State - 4.6%
Mississippi Home Corp. Rev., Single Family Mortgage Rev., “A-2 “, GNMA, 5.3%, 2034	220,000	221,912

Issuer	Shares/Par	Value ($)

Single Family Housing - State - continued
Mississippi Home Corp. Rev., Single Family Rev., “A-2 “, GNMA, 5.625%, 2039	$315,000	$328,022
Mississippi Home Corp. Rev., Single Family Rev., “A-2”, GNMA, 5.3%, 2023	350,000	350,060
Mississippi Home Corp. Rev., Single Family Rev., “B”, GNMA, 5.3%, 2035	335,000	321,325
Mississippi Home Corp. Rev., Single Family Rev., “B-2”, GNMA, 6.375%, 2032	195,000	207,275
Mississippi Home Corp. Rev., Single Family Rev., “B-2”, GNMA, 6.45%, 2033	205,000	214,315
Mississippi Home Corp. Rev., Single Family Rev., “C”, GNMA, 4.95%, 2025	395,000	388,909
Mississippi Home Corp., Homeownership Mortgage Rev., “A”, 4.55%, 2031	2,000,000	1,909,580
Mississippi Home Corp., Single Family Rev., “A-2”, GNMA, 6.5%, 2032	110,000	113,291
Mississippi Housing Finance Corp., Single Family Mortgage Rev., Capital Appreciation, ETM, 0%, 2015 (c)	1,000,000	919,420
		$4,974,109
State & Agency - Other - 1.5%
Mississippi Development Bank Special Obligations, Harrison County Mississippi Highway Construction, “N”, FGIC, 5%, 2026	$1,000,000	$1,034,860
New York State Dormitory Authority Rev. (State University) , “B”, FGIC, 5.25%, 2019	535,000	583,503
		$1,618,363
State & Local Agencies - 17.0%
California Public Works Board Lease Rev. (Various Capital Projects), “G-1”, 5.75%, 2030	$175,000	$171,388
Lamar County, MS (Jail Project), NATL, 5.1%, 2011 (c)	430,000	436,613
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 2039	190,000	193,880
Mississippi Development Bank (Harrison County Coliseum), “A”, 5.25%, 2034	1,000,000	973,620
Mississippi Development Bank Special Obligation (Capital Project & Equipment Prepayment), AGM, 5%, 2028	1,320,000	1,315,367
Mississippi Development Bank Special Obligation (Department of Corrections), “C”, 5.25%, 2027	1,000,000	1,030,400
Mississippi Development Bank Special Obligation (Forrest County Public Improvement Project), 5%, 2029	1,000,000	1,013,770
Mississippi Development Bank Special Obligation (Harrison County), “D”, ASSD GTY, 4.75%, 2028	1,120,000	1,132,477
Mississippi Development Bank Special Obligation (Jackson Public School District), AGM, 5.375%, 2028	1,000,000	1,059,340
Mississippi Development Bank Special Obligation (Mississippi Highway Construction), AMBAC, 4.75%, 2035	1,000,000	972,180

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

State & Local Agencies - continued
Mississippi Development Bank Special Obligation (Southaven Water & Sewer System), ASSD GTY, 5%, 2029	$750,000	$787,403
Mississippi Development Bank Special Obligation (Washington County Regional Correctional Facility), ASSD GTY, 4.75%, 2031	1,200,000	1,166,460
Mississippi Development Bank Special Obligations (City of Jackson, MS), AMBAC, 4.375%, 2031	1,400,000	1,327,648
Mississippi Development Bank Special Obligations (Correctional Facilities), “A”, AMBAC, 5.125%, 2025	1,000,000	1,006,540
Mississippi Development Bank Special Obligations (DeSoto County Regional Utility Authority), 5.25%, 2031	905,000	886,149
Mississippi Development Bank Special Obligations (Mississippi, Ltd. Tax Hospital Rev.), 5.1%, 2020	1,000,000	1,026,510
Mississippi Development Bank Special Obligations (Natchez Mississippi Convention Center), AMBAC, 6%, 2013 (c)	750,000	839,603
Mississippi Development Bank Special Obligations (Tunica County Building Project), AMBAC, 5%, 2026	1,695,000	1,591,520
Mississippi Development Bank Special Obligations (Tupelo Fairgrounds), “A”, AMBAC, 5%, 2017	785,000	788,635
Mississippi Development Bank Special Obligations, Madison County (Highway Construction), FGIC, 5%, 2027	500,000	517,175
		$18,236,678
Tax - Other - 2.6%
Commonwealth of Puerto Rico, Public Improvement, “B”, 6.5%, 2037	$1,250,000	$1,268,125
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	125,000	119,913
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	40,000	38,326
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 2037	110,000	111,628
Virgin Islands Public Finance Authority Rev., “A”, 5.25%, 2024	135,000	135,169
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2029	790,000	699,948
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2039	95,000	78,312
Virgin Islands Public Finance Authority Rev., “B”, 5%, 2025	85,000	82,359
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 2039	295,000	284,103
		$2,817,883
Tobacco - 1.1%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	150,000	114,074

Issuer	Shares/Par	Value ($)

Tobacco - continued
Guam Economic Development Authority Tobacco Settlement, “B”, 5.5%, 2011 (c)	$350,000	$351,939
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	420,000	407,715
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 2034	150,000	91,565
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	295,000	177,681
		$1,142,974
Transportation - Special Tax - 2.2%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., AGM, 5.25%, 2033	$1,135,000	$1,050,613
Mississippi Development Bank Special Obligations, Madison County (Road & Bridge), AMBAC, 5.1%, 2013 (c)	1,175,000	1,279,305
		$2,329,918
Universities - Colleges - 17.3%
Alcorn State University, MS, Educational Building Corp. Rev. (Student Housing Project), “A”, 5.125%, 2034	$1,000,000	$964,940
Alcorn State University, MS, Educational Building Corp. Rev. (Student Housing Project), “A”, 5.25%, 2039	920,000	885,804
Jackson State University, Educational Building Corp. Rev. (Campus Facilities), “A”, FGIC, 5%, 2014 (c)	3,100,000	3,390,625
Jackson State University, Educational Building Corp. Rev. (Student Recreation Center), AMBAC, 5.125%, 2012 (c)	750,000	788,378
Jackson State University, Educational Building Corp. Rev., “A-1”, 5%, 2034	1,500,000	1,444,485
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “I-1”, 5.2%, 2028	920,000	1,039,250
Medical Center, Educational Building Corp. Rev. (University of Mississippi Medical Center), 5%, 2034	1,000,000	927,830
Medical Center, Educational Building Corp. Rev. (University of Mississippi Medical Center), “B”, AMBAC, 5.5%, 2023	1,000,000	1,058,490
Mississippi State University, Educational Building Corp. Rev., AMBAC, 5.5%, 2016	1,000,000	1,012,480
Mississippi State University, Educational Building Corp. Rev., AMBAC, 5%, 2021	250,000	252,020
Mississippi Valley State University, Educational Building Corp. Rev., AMBAC, 4.5%, 2037	2,000,000	1,705,160
University of California Rev., “J”, AGM, 4.5%, 2035	985,000	838,176
University of Mississippi, Educational Building Corp. Rev. (Residential College Project), “A”, 5%, 2033	1,500,000	1,460,490
University of Mississippi, Educational Building Corp. Rev. (Residential College), “C”, 4.75%, 2034	715,000	649,199

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
University of Southern Mississippi, COP (Package Facilities Project), ASSD GTY, 5.125%, 2039	$500,000	$455,820
University of Southern Mississippi, Educational Building Corp. Rev. (Athletics Facilities Improvement Project), AGM, 5%, 2034	750,000	722,243
University of Southern Mississippi, Educational Building Corp. Rev., “B”, AGM, 5%, 2032	1,000,000	984,660
		$18,580,050
Utilities - Investor Owned - 1.4%
Delaware Economic Development Authority Rev. (Indian River Power LLC), 5.375%, 2045	$505,000	$426,614
Farmington, NM, Pollution Control Rev. (Arizona Public Service Co.), “A”, 4.7%, 2024	410,000	386,257
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 2020	370,000	404,077
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 2029 (b)	265,000	290,114
		$1,507,062
Utilities - Municipal Owned - 5.8%
Guam Power Authority Rev., “A”, AMBAC, 5.25%, 2013	$1,000,000	$1,001,170
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 2033	155,000	164,762
Mississippi Business Finance Corp., Gulf Opportunity Zone Rev., “A”, 5%, 2037	1,000,000	873,650
Mississippi Development Bank Special Obligation (Columbus Electric Systems Project), ASSD GTY, 4.7%, 2027	155,000	155,200
Mississippi Development Bank Special Obligation (Columbus Electric Systems Project), ASSD GTY, 4.75%, 2028	100,000	99,643
Mississippi Development Bank Special Obligation (Columbus Electric Systems Project), ASSD GTY, 4.85%, 2029	485,000	483,802
Mississippi Development Bank Special Obligations (Municipal Energy Agency Power Supply Project), “A”, SYNCORA, 5%, 2026	1,000,000	920,840
Mississippi Development Bank Special Obligations (Okolona Electric System), 5.2%, 2011 (c)	1,010,000	1,021,140
Puerto Rico Electric Power Authority Rev., “WW”, 5.25%, 2025	1,000,000	970,650
Puerto Rico Electric Power Authority, Power Rev., “V”, AGM, 5.25%, 2027	570,000	566,871
		$6,257,728
Utilities - Other - 0.6%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	$375,000	$369,728

Issuer	Shares/Par	Value ($)

Utilities - Other - continued
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2021	$185,000	$178,640
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	95,000	92,610
		$640,978
Water & Sewer Utility Revenue - 10.8%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 2028	$400,000	$380,440
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	2,000,000	1,849,000
Detroit, MI, Sewer Disposal System Rev., “B”, AGM, 7.5%, 2033	240,000	274,334
Grenada, MS, Mississippi Development Bank Special Obligations (Water & Sewer Systems Project), “N”, AGM, 5%, 2030	1,000,000	961,510
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 2040	285,000	240,865
Mississippi Development Bank Special Obligations (Combined Water Sewer & Solid Waste Management), AGM, 5.25%, 2021	1,270,000	1,329,995
Mississippi Development Bank Special Obligations (Combined Water Sewer & Solid Waste Management), AGM, 5.05%, 2027	1,610,000	1,629,819
Mississippi Development Bank Special Obligations (Gulfport Water & Sewer Project), AGM, 5.625%, 2012 (c)	500,000	541,345
Mississippi Development Bank Special Obligations (Gulfport Water & Sewer Project), “A”, FGIC, 5.25%, 2012 (c)	2,000,000	2,111,260
Mississippi Development Bank Special Obligations (Jackson Water & Sewer System Project), AGM, 5%, 2029	2,000,000	2,028,020
Mississippi Development Bank Special Obligations (Jackson Water & Sewer System Project), FGIC, 5%, 2032	250,000	250,593
		$11,597,181
Total Municipal Bonds (Identified Cost, $104,317,537)		$102,286,912

Money Market Funds (v) - 1.8%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value	1,934,688	$1,934,688
Total Investments (Identified Cost, $106,252,225)		$104,221,600

Other Assets, Less Liabilities - 2.7%		2,902,941
Net Assets - 100.0%		$107,124,541

Portfolio of Investments – continued

Derivatives Contracts at 3/31/11

Futures Contracts Outstanding at 3/31/11

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	10	$1,190,313	June - 2011	$(2,457)

At March 31, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/11

MFS NEW YORK MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 93.6%

Issuer	Shares/Par	Value ($)

Airport & Port Revenue - 1.5%
New York, NY, City Industrial Development Agency, Special Facilities Rev. (Terminal One Group), 5.5%, 2024	$1,000,000	$1,001,965
Port Authority NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 2042	1,160,000	1,089,797
Port Authority NY & NJ, Special Obligation Rev. (JFK International), NATL, 6.25%, 2015	1,000,000	1,043,680
		$3,135,442
General Obligations - General Purpose - 1.9%
Commonwealth of Puerto Rico, “A”, 5.375%, 2033	$495,000	$442,485
Commonwealth of Puerto Rico, “A”, 6%, 2038	845,000	808,919
New York, NY, “E-1”, 6.25%, 2028	1,000,000	1,107,990
New York, NY, “J”, FGIC, 5.5%, 2026	5,000	5,011
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2023	340,000	355,059
State of California, 5.25%, 2040	1,275,000	1,172,962
		$3,892,426
General Obligations - Improvement - 0.5%
Erie County, NY, Public Improvement, “A”, FGIC, 5%, 2019	$140,000	$143,247
Guam Government, “A”, 6.75%, 2029	635,000	634,937
Guam Government, “A”, 5.25%, 2037	290,000	232,925
Guam Government, “A”, 7%, 2039	105,000	108,481
		$1,119,590
General Obligations - Schools - 2.0%
Genesee Valley, NY, Central School District (Angelica Belmont), FGIC, 5.25%, 2028	$1,720,000	$1,748,810
Port Byron, NY, Central School District, ETM, AMBAC, 7.4%, 2012 (c)	500,000	542,100
Port Byron, NY, Central School District, ETM, AMBAC, 7.4%, 2013 (c)	500,000	573,650
Port Byron, NY, Central School District, ETM, AMBAC, 7.4%, 2014 (c)	500,000	601,225
Port Byron, NY, Central School District, ETM, AMBAC, 7.4%, 2015 (c)	500,000	622,475
		$4,088,260
Healthcare Revenue - Hospitals - 9.3%
Albany, NY, Industrial Development Agency, Civic Facilities Rev. (St. Peters), “D”, 5.75%, 2027	$1,000,000	$947,720
Chautauqua County, NY, Capital Resource Corp., Rev. (Women’s Christian Assn.), “A”, 8%, 2030	550,000	523,892
Genesee County, NY, Industrial Development Agency, Civic Facilities Rev. (United Medical Center Project), 5%, 2032	500,000	377,085

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Illinois Finance Authority Rev. (Little Company of Mary Hospital and Health Care Centers), 5.375%, 2040	$365,000	$317,222
Madison County, NY, Industrial Development Agency, Civic Facilities Rev. (Oneida), 5.25%, 2027	1,425,000	1,218,959
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 2030	165,000	162,390
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	145,000	139,415
Monroe County, NY, Industrial Development Agency, Civic Facilities Rev. (Highland Hospital of Rochester), 5%, 2025	995,000	953,668
Monroe County, NY, Industrial Development Corp., Insured Mortgage Rev. (The Unity Hospital of Rochester), FHA, 5.75%, 2035	1,805,000	1,942,740
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 2039	35,000	33,630
New York Dormitory Authority Rev. (NYU Hospital Center), “B”, 5.625%, 2037	750,000	694,380
New York Dormitory Authority Rev., Non-State Supported Debt, 6.25%, 2037	750,000	682,395
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.25%, 2035	1,495,000	1,560,810
New York Dormitory Authority Rev., Non-State Supported Debt (Highland Hospital), 5.2%, 2032	365,000	339,260
New York Dormitory Authority Rev., Non-State Supported Debt (Hospital Special Surgery), FHA, 6.25%, 2034	2,000,000	2,200,540
New York Dormitory Authority Rev., Non-State Supported Debt (Mount Sinai Hospital), “A”, 5%, 2026	2,000,000	1,958,100
New York Dormitory Authority Rev., Non-State Supported Debt (NYU Hospitals Center), “A”, 5.5%, 2025	750,000	747,000
New York, NY, Health & Hospital Corp. Rev., “A”, 5.5%, 2023	1,000,000	1,050,580
New York, NY, Industrial Development Agency, Civic Facilities Rev. (Staten Island University Hospital), “B”, 6.375%, 2031	470,000	453,451
Saratoga County, NY, Industrial Development Agency Civic Facilities Rev., 5.25%, 2032	500,000	444,855
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 2029	165,000	167,262
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 2039	395,000	401,604
Westchester County, NY, Health Care Corp. Rev.,”B”, 6%, 2030	1,000,000	957,800

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	$945,000	$808,797
Yonkers, NY, Industrial Development Agency, Civic Facilities Rev. (St. John’s Riverside Hospital), “A”, 7.125%, 2031	300,000	285,849
		$19,369,404
Healthcare Revenue - Long Term Care - 1.6%
East Rochester, NY, Housing Authority Rev. (Woodland Village Project), 5.5%, 2033	$400,000	$319,744
Nassau County, NY, Industrial Development Agency Continuing Care (Amsterdam at Harborside), 6.7%, 2043	550,000	490,886
Suffolk County, NY, Economic Development Corp. Rev. (Peconic Landing at Southhold, Inc.), 6%, 2040	1,000,000	923,450
Suffolk County, NY, Industrial Development Agency, Civic Facilities Rev. (Gurwin Jewish Phase II), 6.7%, 2039	385,000	356,695
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 2030	120,000	117,124
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 2040	180,000	175,550
Ulster County, NY, Industrial Development Agency (Woodland Pond), “A”, 6%, 2037	500,000	372,490
Westchester County, NY, Industrial Development Agency, Civic Facilities Rev., Continuing Care Retirement (Kendal on Hudson), “A”, 6.5%, 2013 (c)	300,000	329,412
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 2029	20,000	19,898
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 2039	130,000	131,967
		$3,237,216
Human Services - 0.9%
Nassau County, NY, Industrial Development Agency, Civic Facility Rev. (Special Needs Facility), “B-1”, 6.5%, 2017	$205,000	$191,404
New York Dormitory Authority Rev. (Jewish Board of Families & Children), AMBAC, 5%, 2023	695,000	691,178
New York Dormitory Authority Rev., Non-State Supported Debt (Nysarc, Inc.), “A”, 6%, 2032	705,000	736,577
New York, NY, Industrial Development Agency (PSCH, Inc.), 6.375%, 2033	215,000	185,474
		$1,804,633
Industrial Revenue - Airlines - 0.3%
New York, NY, City Industrial Development Agencies Rev. (American Airlines, Inc.), 7.125%, 2011	$100,000	$100,162

Issuer	Shares/Par	Value ($)

Industrial Revenue - Airlines - continued
New York, NY, City Industrial Development Agencies Rev. (American Airlines, Inc.), 7.625%, 2025	$350,000	$350,816
New York, NY, City Industrial Development Agencies Rev. (American Airlines, Inc.), 7.75%, 2031	250,000	252,453
		$703,431
Industrial Revenue - Other - 2.4%
Liberty, NY, Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 2035	$3,180,000	$3,036,677
New York, NY, City Industrial Development Agency Rev., Liberty Bonds (IAC/InterActiveCorp), 5%, 2035	500,000	431,180
Onondaga County, NY, Industrial Development Agency, Sewer Facilities Rev. (Bristol-Meyers Squibb Co.), 5.75%, 2024	1,000,000	1,070,640
Virgin Islands Public Finance Authority, Refinery Facilities Rev. (Hovensa Coker Project), 5.875%, 2022	430,000	391,175
		$4,929,672
Industrial Revenue - Paper - 0.6%
Essex County, NY, Industrial Development Agency, Pollution Control Rev. (International Paper Corp.), 6.15%, 2021	$470,000	$471,072
Essex County, NY, Industrial Development Agency, Pollution Control Rev. (International Paper Corp.), 6.45%, 2023	700,000	701,351
		$1,172,423
Miscellaneous Revenue - Entertainment & Tourism - 1.8%
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6.25%, 2040	$1,750,000	$1,683,973
New York Liberty Development Corp. Rev. (National Sports Museum), “A”, 6.125%, 2019 (d)	439,999	4
New York, NY, City Industrial Development Agency Rev. (Queens Baseball Stadium), ASSD GTY, 6.375%, 2039	2,000,000	2,097,320
		$3,781,297
Miscellaneous Revenue - Other - 2.1%
New York Liberty Development Corp., Liberty Rev. (One Bryant Park LLC), 6.375%, 2049	$2,500,000	$2,476,675
New York, NY, Industrial Development Agency, Civic Facilities Rev. (United Jewish Appeal), “A”, 5%, 2027	1,000,000	1,017,560
Onondaga County, NY, Industrial Development Authority Rev. (Air Cargo), 6.125%, 2032	1,045,000	899,766
		$4,394,001
Multi-Family Housing Revenue - 4.2%
New York Housing Finance Agency Rev. (Affordable Housing), “D”, 5%, 2040	$4,020,000	$3,744,429
New York Housing Finance Agency Rev., “A”, 5.1%, 2041	795,000	702,216

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Multi-Family Housing Revenue - continued
New York Housing Finance Agency Rev., “A”, 5.25%, 2041	$1,000,000	$980,560
New York, NY, City Housing Development Corp., 5.5%, 2034	2,000,000	1,940,320
New York, NY, City Housing Development Corp., “C”, 5%, 2026	500,000	481,645
New York, NY, City Housing Development Corp., Multifamily Housing Rev., 4.8%, 2035	1,000,000	938,240
		$8,787,410
Sales & Excise Tax Revenue - 3.0%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 2034	$1,000,000	$915,420
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 2057	1,000,000	956,540
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2028	1,070,000	1,043,100
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.375%, 2039	630,000	573,439
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 6%, 2039	930,000	924,885
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 2041	930,000	825,952
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, 0%, 2056	11,315,000	489,600
Schenectady, NY, Metroplex Development Authority Rev., “A”, NATL, 5.375%, 2021	475,000	486,272
		$6,215,208
Single Family Housing - State - 1.9%
New York Mortgage Agency Rev., 5.1%, 2024	$315,000	$314,820
New York Mortgage Agency Rev., “130”, 4.65%, 2027	1,680,000	1,575,521
New York Mortgage Agency Rev., “130”, 4.75%, 2030	500,000	463,580
New York Mortgage Agency Rev., “156”, 5.35%, 2033	1,500,000	1,504,575
		$3,858,496
Solid Waste Revenue - 0.4%
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (American Ref-fuel), “C”, 5.625%, 2024 (b)	$850,000	$864,034

State & Agency - Other - 1.3%
New York Dormitory Authority (City University), AMBAC, 5.75%, 2018	$800,000	$913,648
New York Municipal Bond Bank Agency, Special Program Rev., “A”, AMBAC, 5.25%, 2015	715,000	717,610
New York State Dormitory Authority Rev. (State University) , “B”, FGIC, 5.25%, 2019	1,040,000	1,134,286
		$2,765,544

Issuer	Shares/Par	Value ($)

State & Local Agencies - 9.6%
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 0.958%, 2037	$1,405,000	$890,686
New York City Educational Construction Fund Rev., “A”, 5.75%, 2033	1,860,000	1,918,441
New York Dormitory Authority (City University), “A”, 5.625%, 2016	2,450,000	2,691,374
New York Dormitory Authority (State University), 5.875%, 2017	1,130,000	1,296,257
New York Dormitory Authority Rev. (School Program), 6.25%, 2020	1,690,000	1,707,407
New York Dormitory Authority Rev., Mental Health Services, “D”, NATL, 5.25%, 2011 (c)	105,000	106,893
New York Dormitory Authority Rev., Mental Health Services, Unrefunded, “B”, NATL, 5.25%, 2031	725,000	727,574
New York Dormitory Authority Rev., Non-State Supported Debt, 5%, 2032	2,000,000	1,956,840
New York Dormitory Authority Rev., State Supported Debt, AGM, 5.25%, 2030	25,000	25,029
New York Municipal Bond Bank Agency, Special School Purpose Rev., 5.25%, 2022	1,000,000	1,041,060
New York Urban Development Corp. (State Facilities), AMBAC, 5.6%, 2015	2,750,000	2,985,978
New York Urban Development Corp. Rev., “D”, 5.625%, 2028	2,000,000	2,106,780
Tobacco Settlement Financing Corp., NY, “A-1”, 5.5%, 2018	2,000,000	2,057,440
United Nations Development Corp., “A”, 5%, 2026	500,000	510,455
		$20,022,214
Tax - Other - 7.9%
Commonwealth of Puerto Rico, Public Improvement, “B”, 6.5%, 2037	$1,600,000	$1,623,200
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	270,000	259,011
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	90,000	86,234
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5%, 2047	3,000,000	2,454,870
New York State Dormitory Authority, Personal Income Tax Rev., “E”, 5%, 2018	3,000,000	3,409,290
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-3”, 5.25%, 2039	2,000,000	1,973,920
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-5”, GNMA, 5%, 2026	3,000,000	3,055,890
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-5”, 5%, 2032	1,000,000	998,640
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 2029	605,000	619,762
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2039	1,250,000	1,030,425
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2029	1,080,000	958,640
		$16,469,882

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Tobacco - 2.3%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$320,000	$243,357
Buckeye, OH, Tobacco Settlement Financing Authority, Capital Appreciation, “A-3”, 0% to 2012, 6.25% to 2037	765,000	475,088
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 2047	1,595,000	1,062,908
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Capital Appreciation, “A-2”, 0% to 2012, 5.30% to 2037	1,235,000	694,860
Guam Economic Development Authority Tobacco Settlement, “B”, 5.5%, 2011 (c)	400,000	402,216
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	355,000	344,616
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 2034	330,000	201,442
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	585,000	352,351
New York County Tobacco Trust II, 5.625%, 2035	800,000	631,464
Westchester, NY, Tobacco Asset Securitization Corp., 5.125%, 2045	500,000	327,285
		$4,735,587
Toll Roads - 1.3%
Triborough Bridge & Tunnel Authority Rev., NY, “A-2”, 5%, 2029	$2,000,000	$2,053,380
Triborough Bridge & Tunnel Authority Rev., NY, ETM, 6%, 2012 (c)	300,000	312,633
Triborough Bridge & Tunnel Authority Rev., NY, Unrefunded, “A”, NATL, 5%, 2032	310,000	310,177
		$2,676,190
Transportation - Special Tax - 5.3%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, 4.95%, 2026	$1,530,000	$1,464,241
Metropolitan Transportation Authority Rev., NY, “A”, 5%, 2035	2,000,000	1,841,500
Metropolitan Transportation Authority Rev., NY, “A”, 5%, 2037	2,410,000	2,203,921
Metropolitan Transportation Authority Rev., NY, “C”, 6.5%, 2028	2,000,000	2,189,180
Metropolitan Transportation Authority Rev., NY, ETM, AMBAC, 5.75%, 2013 (c)	480,000	500,338
New York Thruway Authority, “B”, 5%, 2015	2,620,000	2,933,797
		$11,132,977
Universities - Colleges - 18.8%
Albany, NY, Industrial Development Agency Rev. (Albany Law School), 5%, 2031	$1,000,000	$910,890
Amherst, NY, Development Corporation, Student Housing Facility Rev., “A”, AGM, 5%, 2040	2,000,000	1,787,160
Amherst, NY, Industrial Development Agency, Civic Facility Rev. (Daemen College Project), “A”, 6%, 2011 (c)	1,000,000	1,047,540

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Bourbonnais, IL, Industrial Project Rev. (Olivet Nazarene University), 6%, 2035	$120,000	$121,298
Hempstead, NY, Industrial Development Agency Civic Rev. (Adelphi University), 5%, 2030	1,515,000	1,481,776
Hempstead, NY, Local Development Corp. Rev. (Adelphi University), “B”, 5.25%, 2039	500,000	470,075
Hempstead, NY, Local Development Corp. Rev. (Molloy College Project), 5.75%, 2039	1,000,000	962,130
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 2029	1,945,000	1,881,846
Madison County, NY, Industrial Development Agency Civic Facilities Rev. (Colgate University), “A”, AMBAC, 5%, 2035	1,585,000	1,516,243
Miami-Dade County, FL, Educational Facilities Authority Rev. (University of Miami),”B”, 5.25%, 2029	1,375,000	1,292,693
Nassau County, NY, Industrial Development Agency Rev. (New York Institute of Technology), “A”, 4.75%, 2026	1,000,000	924,330
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 6%, 2017	985,000	1,082,160
New York Dormitory Authority Rev. (New York University), “A”, FGIC, 5%, 2029	1,000,000	1,010,640
New York Dormitory Authority Rev. (St. John’s University), “A”, NATL, 5%, 2017	300,000	304,272
New York Dormitory Authority Rev., Non-State Supported Debt (Brooklyn Law School), 5.75%, 2033	600,000	603,852
New York Dormitory Authority Rev., Non-State Supported Debt (Cornell University), “A”, 5%, 2031	2,000,000	2,025,580
New York Dormitory Authority Rev., Non-State Supported Debt (Manhattan Marymount), 5.25%, 2029	1,000,000	925,780
New York Dormitory Authority Rev., Non-State Supported Debt (Manhattan Marymount), 5.125%, 2039	2,000,000	1,863,160
New York Dormitory Authority Rev., Non-State Supported Debt (New York University), “A”, 5.25%, 2048	1,955,000	1,904,932
New York Dormitory Authority Rev., Non-State Supported Debt (Rochester Institute of Technology), 5%, 2040	1,000,000	961,320
New York Dormitory Authority Rev., Non-State Supported Debt (St. Francis College), 5%, 2040	2,000,000	1,810,280
New York Dormitory Authority Rev., Non-State Supported Debt (St. Josephs College), 5.25%, 2035	2,000,000	1,884,860
New York Dormitory Authority Rev., Non-State Supported Debt (The Convent of the Sacred Heart), AGM, 5.625%, 2035	1,250,000	1,231,125
New York Dormitory Authority Rev., Non-State Supported Debt (Vassar College), 5%, 2049	1,000,000	920,420
Onondaga, NY, Civic Development Corp. Rev. (Le Moyne College Project), 5.375%, 2040	2,000,000	1,820,800

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Schenectady, NY, New York Dormitory Authority Rev. (Cornell University), “A”, AMBAC, 5%, 2032	$2,000,000	$2,007,820
Seneca County, NY, Industrial Development Agency, Civic Facilities Rev. (New York Chiropractic), 5%, 2027	500,000	471,570
St. Lawrence County, NY, Industrial Development Agency Rev. (Clarkson University), 5%, 2031	2,225,000	2,137,224
Suffolk County, NY, Industrial Development Agency Rev. (New York Institute of Technology Project), 5%, 2026	850,000	807,101
Troy, NY, Capital Resource Corp. Rev. (Rensselaer Polytechnic Institute) “A”, 5.125%, 2040	2,500,000	2,263,075
Yonkers, NY, Industrial Development Agency, Civic Facilities Rev. (Sarah Lawrence College Project), “A”, 6%, 2041	595,000	591,656
		$39,023,608
Universities - Dormitories - 0.4%
Canton, NY, Capital Resource Corp., Student Housing Facility Rev. (Grasse River LLC), “A”, AGM, 5%, 2045	$1,000,000	$873,360

Universities - Secondary Schools - 1.3%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 2041	$535,000	$529,869
New York Dormitory Authority Rev., Non-State Supported Debt (The New School University), 5.5%, 2040	2,240,000	2,204,586
		$2,734,455
Utilities - Investor Owned - 2.0%
Chautauqua County, NY, Industrial Development Agency, Exempt Facilities Rev. (Dunkirk Power), 5.875%, 2042	$1,000,000	$922,060
Farmington, NM, Pollution Control Rev. (Arizona Public Service Co.), “A”, 4.7%, 2024	790,000	744,251
New York Environmental Facilities Corp., Water Facilities Rev., 6%, 2031	1,005,000	1,026,949
New York Environmental Facilities Corp., Water Facilities Rev. (Spring Valley Water Co.), “B”, AMBAC, 6.15%, 2024	1,500,000	1,503,870
		$4,197,130
Utilities - Municipal Owned - 3.8%
Guam Power Authority Rev., “A”, 5.5%, 2030	$515,000	$484,512
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6.25%, 2033	1,000,000	1,082,180

Issuer	Shares/Par	Value ($)

Utilities - Municipal Owned - continued
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 2033	$2,000,000	$2,125,960
Long Island, NY, Power Authority, Electric Systems Rev., “C”, 5%, 2035	2,000,000	1,881,780
Long Island, NY, Power Authority, Electric Systems Rev., “C”, AGM, 5%, 2035	1,520,000	1,430,153
Puerto Rico Electric Power Authority, Power Rev., “XX”, 5.25%, 2040	870,000	748,913
Virgin Islands Water & Power Authority Rev., 5.5%, 2017	200,000	200,194
		$7,953,692
Utilities - Other - 0.5%
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 2038	$1,085,000	$1,077,329

Water & Sewer Utility Revenue - 4.7%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2038	$1,240,000	$1,164,174
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5.125%, 2047	500,000	436,090
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 2040	315,000	266,219
New York Environmental Facilities Corp., Clean Water & Drinking Rev., “B”, 5%, 2033	2,140,000	2,152,690
New York, NY, Municipal Water & Sewer Finance Authority Rev., 4.75%, 2030 (f)	1,245,000	1,245,585
New York, NY, Municipal Water & Sewer Finance Authority Rev., “FF-1”, 5%, 2016	2,500,000	2,849,650
New York, NY, Municipal Water & Sewer Finance Authority Rev., ETM, AMBAC, 6.75%, 2014 (c)	665,000	737,472
Suffolk County, NY, Water Authority Rev., NATL, 5.1%, 2012	660,000	695,013
Suffolk County, NY, Water Authority Rev., ETM, NATL, 5.1%, 2012 (c)	235,000	247,636
		$9,794,529
Total Municipal Bonds (Identified Cost, $199,208,275)		$194,809,440

Money Market Funds (v) - 3.3%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value	6,762,934	$6,762,934
Total Investments (Identified Cost, $205,971,209)		$201,572,374

Other Assets, Less Liabilities - 3.1%		6,528,013
Net Assets - 100.0%		$208,100,387

Portfolio of Investments – continued

Derivatives Contracts at 3/31/11

Futures Contracts Outstanding at 3/31/11

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	40	$4,807,500	June - 2011	$(9,202)
U.S. Treasury Note 10 yr (Short)	USD	20	2,380,625	June - 2011	(4,914)

					$(14,116)

At March 31, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/11

MFS NORTH CAROLINA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 95.8%

Issuer	Shares/Par	Value ($)

Airport & Port Revenue - 5.0%
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), AMBAC, 5%, 2023	$1,430,000	$1,481,795
Charlotte, NC, Airport Rev., “A”, 4.75%, 2028	1,250,000	1,236,863
Charlotte, NC, Airport Rev., “A”, NATL, 5%, 2029	2,000,000	2,004,000
Charlotte, NC, Airport Rev., “A”, NATL, 5%, 2034	4,485,000	4,294,477
Charlotte, NC, Airport Rev., “A”, 5%, 2039	4,000,000	3,668,680
North Carolina Ports Authority Facilities Rev., “A”, 5.25%, 2040	1,000,000	965,380
Raleigh Durham, NC, Airport Authority Rev., “A”, FGIC, 5.25%, 2018	2,700,000	2,736,693
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 2036	3,440,000	3,339,380
		$19,727,268
General Obligations - General Purpose - 0.6%
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2023	$905,000	$945,082
Puerto Rico Public Buildings Authority Rev., Guaranteed, “Q”, 5.625%, 2039	1,705,000	1,526,248
		$2,471,330
General Obligations - Improvement - 2.4%
Guam Government, “A”, 6.75%, 2029	$240,000	$239,976
Guam Government, “A”, 7%, 2039	265,000	273,785
Nash County, NC, Limited Obligation, ASSD GTY, 5%, 2030	2,000,000	2,015,020
New Hanover County, NC, Public Improvement, “A”, 5%, 2030	2,000,000	2,111,200
North Carolina Capital Improvement Obligation, “A”, 5%, 2026	1,450,000	1,517,555
State of North Carolina, “B”, 5%, 2018	3,000,000	3,486,390
		$9,643,926
General Obligations - Schools - 2.7%
Brunswick County, NC, FGIC, 5%, 2020	$2,800,000	$2,865,548
Folsom Cordova, CA, Unified School District, School Facilities Improvement District No. 4 (Election 2006), Capital Appreciation, “A”, NATL, 0%, 2026	3,920,000	1,413,356
Los Angeles, CA, Unified School District, “D”, 5%, 2034	145,000	135,288
New Hanover County, NC, Public Improvement, 5%, 2012 (c)	1,435,000	1,510,510
New Hanover County, NC, School Improvement, 5%, 2011 (c)	1,255,000	1,289,312
Wake County, NC, “C”, 5%, 2024	3,000,000	3,413,760
		$10,627,774

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - 22.8%
Albemarle, NC, Hospital Authority Health Care Facilities Rev., 5.25%, 2038	$2,000,000	$1,470,160
Catawba County, NC, Hospital Rev. (Catawba Memorial Hospital), AMBAC, 5%, 2017	1,200,000	1,200,732
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. (Carolina Health Care System), “A”, 5%, 2031	1,000,000	961,060
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. (Carolina Health Care System), “A”, 5.25%, 2034	4,000,000	3,906,200
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. (Carolina Health Care System), “A”, 5%, 2047	1,000,000	903,360
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. Unrefunded (Carolina Health Care System), “A”, 5%, 2031	2,695,000	2,590,057
Illinois Finance Authority Rev. (Little Company of Mary Hospital and Health Care Centers), 5.375%, 2040	725,000	630,098
Illinois Finance Authority Rev. (Resurrection Health), 6.125%, 2025	380,000	376,261
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	1,140,000	1,126,810
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	1,820,000	1,584,765
Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare), “J1”, 5%, 2034	2,235,000	2,120,076
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 2030	310,000	305,096
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	245,000	235,563
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 2039	1,450,000	1,332,217
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	790,000	769,847
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 2039	1,110,000	1,056,298
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 2039	55,000	52,848
North Carolina Hospital Authority Mortgage Rev. (Johnston Memorial), AGM, 5.25%, 2036	4,500,000	4,515,615
North Carolina Medical Care Commission, (Morehead Memorial Hospital), AGM, 5%, 2026	2,000,000	2,023,400

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
North Carolina Medical Care Commission, Health Care Facilities Rev. (Appalachian Regional Healthcare System), “A”, 6.375%, 2026	$2,000,000	$1,958,780
North Carolina Medical Care Commission, Health Care Facilities Rev. (Appalachian Regional Healthcare System), “A”, 6.5%, 2031	1,000,000	987,690
North Carolina Medical Care Commission, Health Care Facilities Rev. (Cleveland County Healthcare), “A”, AMBAC, 5%, 2035	1,155,000	999,248
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “A”, 5%, 2035	1,620,000	1,554,098
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “A”, 5%, 2042	2,000,000	1,897,180
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “A”, 5%, 2042	3,500,000	3,320,065
North Carolina Medical Care Commission, Health Care Facilities Rev. (Novant Health Obligation Group), 5%, 2039	1,945,000	1,690,127
North Carolina Medical Care Commission, Health Care Facilities Rev. (Novant Health, Inc.), “A”, 5.25%, 2040	3,000,000	2,710,650
North Carolina Medical Care Commission, Health Care Facilities Rev. (Rex Healthcare), “A”, 5%, 2030	5,250,000	4,944,712
North Carolina Medical Care Commission, Health Care Facilities Rev. (Wakemed), AMBAC, 5%, 2021	2,045,000	2,058,374
North Carolina Medical Care Commission, Health Care Facilities Rev. (Wakemed), “A”, ASSD GTY, 5.625%, 2038	500,000	500,545
North Carolina Medical Care Commission, Health System Rev. (Mission Health System, Inc.), 5%, 2025	1,600,000	1,588,592
North Carolina Medical Care Commission, Health System Rev. (Mission Health System, Inc.), 4.75%, 2035	2,000,000	1,732,760
North Carolina Medical Care Commission, Hospital Rev. (Gaston Memorial Hospital), ASSD GTY, 4.625%, 2035	2,500,000	2,122,675
North Carolina Medical Care Commission, Hospital Rev. (Mission-St. Joseph Health Systems), 5.5%, 2011 (c)	2,825,000	2,925,344
North Carolina Medical Care Commission, Hospital Rev. (Southeastern Regional Medical Center), 5.375%, 2032	3,330,000	3,010,986
North Carolina Medical Care Commission, Hospital Rev. (The North Carolina Baptist Hospitals), 5%, 2034	3,000,000	2,819,640
North Carolina Medical Care Commission, Hospital Rev. (The North Carolina Baptist Hospitals, Inc.), 5.25%, 2029	2,215,000	2,221,224

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
North Carolina Medical Care Commission, Hospital Rev. (Wilson Memorial Hospital), Capital Appreciation, AMBAC, 0%, 2013	$1,000,000	$920,420
North Carolina Medical Care Commission, Hospital Rev. (Wilson Memorial Hospital), Capital Appreciation, AMBAC, 0%, 2015	1,140,000	936,806
Northern Hospital District, Surry County, NC, Health Care Facilities Rev., RADIAN, 5.5%, 2019	900,000	890,388
Northern Hospital District, Surry County, NC, Health Care Facilities Rev., 6.25%, 2038	1,000,000	955,860
Onslow County, NC, Hospital Authority (Onslow Memorial Hospital Project), NATL, 5%, 2026	1,155,000	1,158,292
Pitt County, NC, Rev., Pitt County Memorial Hospital, ETM, 5.25%, 2021 (c)	10,135,000	10,747,965
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 8.25%, 2039	2,040,000	2,303,242
St. Louis Park, MN, Health Care Facilities Rev. (Nicollet Health Services), 5.75%, 2039	560,000	522,318
St. Petersburg, FL, Health Facilities Authority Rev., 6.5%, 2039	470,000	481,148
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 2029	270,000	273,702
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 2039	635,000	645,617
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	2,195,000	2,274,218
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	1,495,000	1,279,526
		$89,592,655
Healthcare Revenue - Long Term Care - 1.2%
North Carolina Medical Care Commission, Health Care Facilities Rev. (Arbor Acres Community), 6.375%, 2012 (c)	$1,000,000	$1,060,220
North Carolina Medical Care Commission, Health Care Facilities Rev. (Givens Estates), 6.5%, 2013 (c)	800,000	906,328
North Carolina Medical Care Commission, Retirement Facilities Rev. (Brookwood), 5.25%, 2032	750,000	531,045
North Carolina Medical Care Commission, Retirement Facilities Rev. (Galloway Ridge Project), “A”, 5.875%, 2031	480,000	433,051
North Carolina Medical Care Commission, Retirement Facilities Rev. (Galloway Ridge Project), “A”, 6%, 2039	1,520,000	1,351,751
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 2029	35,000	34,822

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Long Term Care - continued
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 2039	$220,000	$223,329
		$4,540,546
Industrial Revenue - Other - 0.2%
Virgin Islands Public Finance Authority, Refinery Facilities Rev. (Hovensa Coker Project), 5.875%, 2022	$860,000	$782,351

Industrial Revenue - Paper - 0.2%
Columbus County, NC, Industrial Facilities & Pollution Control, Financing Authority Rev. (International Paper Co.), 5.7%, 2034	$1,000,000	$971,460

Miscellaneous Revenue - Other - 0.6%
Durham County, NC, Industrial Facilities & Pollution Control Financing Authority Rev. (Research Triangle Institute), 5%, 2025	$1,000,000	$1,083,180
Miami-Dade County, FL, Special Obligation, Capital Appreciation, “B”, NATL, 0%, 2030	1,920,000	486,470
Miami-Dade County, FL, Special Obligation, Capital Appreciation, “C”, NATL, 0%, 2028	1,890,000	571,234
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 2040	100,000	98,323
		$2,239,207
Multi-Family Housing Revenue - 1.7%
Charlotte, NC, Housing Authority Rev., GNMA, 4.8%, 2048	$2,000,000	$1,747,880
Charlotte, NC, Housing Authority Rev., Mortgage Rocky Branch II, GNMA, 4.65%, 2035	2,000,000	1,844,020
Elizabeth City, NC, Multi-Family Housing Rev. (Walker Landing), “A”, GNMA, 5.125%, 2049	1,500,000	1,261,140
Mecklenburg County, NC (Little Rock Apartments), FNMA, 5.15%, 2022	1,000,000	979,820
North Carolina Medical Care Commission, Health Care Facilities Rev., “A” (ARC Projects), 5.8%, 2034	1,000,000	926,450
		$6,759,310
Sales & Excise Tax Revenue - 2.2%
Puerto Rico Infrastructure Financing Authority, Special Tax Rev., “C”, FGIC, 5.5%, 2022	$1,740,000	$1,755,817
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2028	1,740,000	1,696,256
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, 0%, 2034	4,540,000	935,285
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2032	1,970,000	1,558,743
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2033	4,135,000	937,487
Regional Transportation District, Colorado, Private Activity Rev. (Denver Transportation Partners), 6.5%, 2030	1,675,000	1,669,389
		$8,552,977

Issuer	Shares/Par	Value ($)

Single Family Housing - State - 4.2%
North Carolina Housing Finance Agency Rev., “12-C”, 5.35%, 2033	$500,000	$500,215
North Carolina Housing Finance Agency Rev., “15-A”, AGM, 4.95%, 2032	395,000	364,522
North Carolina Housing Finance Agency Rev., “19-A”, 5.1%, 2030	2,320,000	2,212,120
North Carolina Housing Finance Agency Rev., “23-A”, 4.8%, 2037	2,015,000	1,739,852
North Carolina Housing Finance Agency Rev., “24-A”, 4.75%, 2026	1,925,000	1,782,165
North Carolina Housing Finance Agency Rev., “25-A”, 5.75%, 2037	1,180,000	1,223,577
North Carolina Housing Finance Agency Rev., “29-A”, 4.85%, 2038	1,980,000	1,754,062
North Carolina Housing Finance Agency Rev., “31-A”, 5.25%, 2038	1,965,000	1,837,845
North Carolina Housing Finance Agency Rev., “5-A”, 5.55%, 2019	1,600,000	1,585,392
North Carolina Housing Finance Agency Rev., “7-A”, 6.15%, 2020	350,000	350,255
North Carolina Housing Finance Agency Rev., “A”, 5.25%, 2020	1,045,000	1,045,052
North Carolina Housing Finance Agency Rev., “A”, 5.375%, 2023	205,000	205,605
North Carolina Housing Finance Agency Rev., “PP”, FHA, 6.15%, 2017	600,000	599,994
North Carolina Housing Finance Agency Rev., “RR”, 5.85%, 2028	1,145,000	1,145,057
		$16,345,713
State & Agency - Other - 2.3%
Charlotte, NC, COP (Transit Projects), 5%, 2033	$3,000,000	$3,006,960
Charlotte, NC, COP (Transit Projects), “E”, 5%, 2035	1,990,000	1,959,692
Charlotte, NC, COP, “E”, 5%, 2026	760,000	790,392
Charlotte, NC, COP, “E”, 5%, 2034	2,000,000	1,989,000
Harnett County, NC, COP, AGM, 5.25%, 2015	1,020,000	1,083,730
Rockingham, NC, COP, AMBAC, 5.125%, 2024	350,000	360,104
		$9,189,878
State & Local Agencies - 8.4%
California Public Works Board Lease Rev. (Various Capital Projects), “G-1”, 5.75%, 2030	$645,000	$631,687
Charlotte, NC, COP (NASCAR Hall of Fame), “C”, 5%, 2039	5,130,000	4,978,819
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 0.958%, 2037	2,260,000	1,432,704
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, ASSD GTY, 5%, 2035	2,420,000	2,103,246
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, ASSD GTY, 5%, 2045	1,355,000	1,135,449
Harnett County, NC, COP, ASSD GTY, 5%, 2029	400,000	407,756
Iredell County, NC, Public Facilities (School Projects), AGM, 5.125%, 2027	3,230,000	3,332,197

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

State & Local Agencies - continued
Mecklenburg County, NC, COP, “A”, 5%, 2028	$350,000	$357,242
Mooresville, NC, COP, 5%, 2032	3,120,000	3,020,285
Pitt County, NC, Limited Obligation, “A”, 5%, 2035	2,000,000	1,937,520
Rutherford County, NC, COP (Rutherford County School), AMBAC, 5%, 2023	840,000	874,188
Salisbury, NC, COP, ASSD GTY, 5.625%, 2026	1,000,000	1,065,200
Wake County, NC, 5%, 2033	6,000,000	6,136,020
Wake County, NC, Annual Appropriation Ltd., Obligation Bonds, “2009”, 5%, 2032	3,000,000	3,080,670
Wilmington, NC, COP, “A”, 5%, 2038	2,650,000	2,573,176
		$33,066,159
Tax - Other - 1.1%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$420,000	$402,906
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	145,000	138,933
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 2029	1,005,000	1,029,522
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2029	305,000	270,233
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2039	350,000	288,519
Virgin Islands Public Finance Authority Rev., “B”, 5%, 2025	305,000	295,524
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2029	2,090,000	1,855,147
		$4,280,784
Tobacco - 1.0%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$515,000	$391,652
Buckeye, OH, Tobacco Settlement Financing Authority, Capital Appreciation, “A-3”, 0% to 2012, 6.25% to 2037	1,295,000	804,234
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 2047	680,000	453,152
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 2034	75,000	45,782
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	605,000	364,398
Railsplitter Tobacco Settlement Authority, IL, 6%, 2028	1,975,000	1,917,231
		$3,976,449
Transportation - Special Tax - 3.5%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., AGM, 6%, 2018	$10,850,000	$12,021,691
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 2028	1,715,000	1,726,250
		$13,747,941
Universities - Colleges - 14.9%
Appalachian State University, NC, Rev., “C”, NATL, 5%, 2030	$1,000,000	$1,007,580
Bourbonnais, IL, Industrial Project Rev. (Olivet Nazarene University), 6%, 2035	230,000	232,489

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Florida State University Board of Governors, System Improvement Rev., 6.25%, 2030	$1,000,000	$1,108,380
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 2029	2,000,000	1,935,060
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 6%, 2017	1,545,000	1,697,399
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (High Point University Project), 5.125%, 2018	510,000	525,014
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (High Point University Project), 5.125%, 2021	300,000	308,832
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 2028	980,000	1,016,191
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 2029	865,000	891,227
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 2031	2,000,000	2,035,800
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 2038	1,000,000	982,550
North Carolina Capital Facilities, Finance Agency Rev. (Duke University), “A”, 5.25%, 2012 (c)	2,000,000	2,144,480
North Carolina Capital Facilities, Finance Agency Rev. (Duke University), “A”, 5%, 2038	2,500,000	2,518,000
North Carolina Capital Facilities, Finance Agency Rev. (Duke University), “B”, 4.25%, 2042	2,020,000	1,744,452
North Carolina Capital Facilities, Finance Agency Rev. (Duke University), “B”, 4.75%, 2042	3,000,000	2,881,860
North Carolina Capital Facilities, Finance Agency Rev. (Johnson & Wales University), “A”, SYNCORA, 5.25%, 2022	1,870,000	1,869,981
North Carolina Capital Facilities, Finance Agency Rev. (Meredith College), 6%, 2031	3,240,000	3,118,856
North Carolina Capital Facilities, Finance Prerefunded (Duke University), “A”, 5.125%, 2011 (c)(f)	4,050,000	4,146,997
Puerto Rico Industrial Tourist Authority (University Plaza), “A”, NATL, 5%, 2020	2,180,000	2,181,853
University of North Carolina System, Pool Rev., “B-1”, 5.25%, 2024	1,615,000	1,727,146
University of North Carolina System, Pool Rev., “B-1”, 5.25%, 2025	1,705,000	1,806,430
University of North Carolina System, Pool Rev., “B-1”, 4.75%, 2035	1,230,000	1,103,802
University of North Carolina, Chapel Hill, 5%, 2028	2,000,000	2,036,180
University of North Carolina, Chapel Hill, 5%, 2031	3,250,000	3,310,548

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
University of North Carolina, Chapel Hill, “A”, ASSD GTY, 5%, 2034	$200,000	$200,522
University of North Carolina, Systems Pool Rev. (General Trust Indenture), “C”, 5.5%, 2034	1,890,000	1,870,325
University of North Carolina, Systems Pool Rev., “B”, NATL, 5%, 2033	1,180,000	1,155,043
University of North Carolina, Systems Pool Rev., “B”, 5.125%, 2034	2,000,000	1,945,420
University of North Carolina, Systems Pool Rev., “C”, AMBAC, 5%, 2029	2,000,000	2,022,100
University of North Carolina, Wilmington Rev., “A”, AMBAC, 5%, 2019	1,375,000	1,435,954
University of North Carolina, Wilmington, COP (Student Housing Project), FGIC, 5%, 2028	1,825,000	1,808,283
University of North Carolina, Wilmington, COP (Student Housing Project), ASSD GTY, 5%, 2032	2,910,000	2,861,316
University of North Carolina, Wilmington, COP (Student Housing Project), ASSD GTY, 4.75%, 2038	3,400,000	3,046,230
		$58,676,300
Utilities - Investor Owned - 1.8%
North Carolina Capital Facilities Finance Agency, Solid Waste Disposal (Duke Energy Carolinas LLC), 4.625%, 2040	$2,000,000	$1,756,240
North Carolina Capital Facilities Finance Agency, Solid Waste Disposal (Duke Energy Carolinas LLC), 4.625%, 2040	3,000,000	2,634,360
Wake County, NC, Industrial Facilities & Pollution Control Rev. (Carolina Power & Light Co.), 5.375%, 2017	2,500,000	2,583,150
		$6,973,750
Utilities - Municipal Owned - 9.9%
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 2033	$520,000	$552,750
North Carolina Eastern Municipal Power Agency, AMBAC, 6%, 2018	14,245,000	16,218,930
North Carolina Municipal Power Agency, Catawba Electric Rev., “A”, NATL, 5.25%, 2019 (u)	10,000,000	10,400,400
North Carolina Municipal Power Agency, Catawba Electric Rev., “A”, NATL, 5.25%, 2020 (u)	6,000,000	6,210,240
North Carolina Municipal Power Agency, Catawba Electric Rev., “A”, 5%, 2030	2,500,000	2,475,825
Puerto Rico Electric Power Authority, Power Rev., “XX”, 5.25%, 2040	3,840,000	3,305,549
		$39,163,694
Utilities - Other - 1.2%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 2039	$1,695,000	$1,714,764
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	1,055,000	1,040,167

Issuer	Shares/Par	Value ($)

Utilities - Other - continued
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2026	$1,290,000	$1,196,681
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2021	805,000	780,278
		$4,731,890
Water & Sewer Utility Revenue - 7.9%
Asheville, NC, Water & Sewer Systems Rev., NATL, 5%, 2032	$1,000,000	$1,009,100
Cape Fear Public Utility Authority, Water & Sewer System Rev., 5%, 2035	3,000,000	3,007,080
Charlotte, NC, Storm Water Fee Rev., 5%, 2034	3,675,000	3,705,686
Charlotte, NC, Water & Sewer System Rev., 5.5%, 2017	1,650,000	1,676,334
Charlotte, NC, Water & Sewer System Rev., “B”, ASSD GTY, 4.5%, 2039	3,000,000	2,870,370
Detroit, MI, Sewer Disposal System Rev., “B”, AGM, 7.5%, 2033	805,000	920,163
Durham County, NC, Enterprise Systems Rev., NATL, 5%, 2023	1,675,000	1,741,146
Fayetteville, NC, Public Works Commission Rev., “B”, 5%, 2035	1,750,000	1,735,458
Greenville, NC, Combined Enterprise System Rev., AGM, 5%, 2016	1,005,000	1,034,296
Greenville, NC, Combined Enterprise System Rev., AGM, 5.25%, 2019	1,170,000	1,205,287
Greenville, NC, Utilities Commission, Combined Enterprise System Rev., “A”, AGM, 5%, 2033	2,400,000	2,387,064
Harnett County, NC, Water & Sewer Systems Rev., AMBAC, 5%, 2028	700,000	714,483
High Point, NC, Combined Enterprise System Rev., AGM, 5%, 2033	2,000,000	2,011,200
Kannapolis, NC, Water & Sewer Rev., “B”, AGM, 5.25%, 2021	1,000,000	999,920
Oak Island, NC, Enterprise System Rev., ASSD GTY, 5.625%, 2030	500,000	513,785
Oak Island, NC, Enterprise System Rev., ASSD GTY, 6%, 2034	1,000,000	1,018,610
Oak Island, NC, Enterprise System Rev., ASSD GTY, 5.75%, 2036	800,000	802,368
Winston-Salem, NC, Water & Sewer Systems Rev., 5%, 2033	1,600,000	1,616,032
Winston-Salem, NC, Water & Sewer Systems Rev., 5%, 2034	2,000,000	2,025,260
		$30,993,642
Total Municipal Bonds (Identified Cost, $383,386,118)		$377,055,004

Money Market Funds (v) - 1.1%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value	4,540,930	$4,540,930
Total Investments (Identified Cost, $387,927,048)		$381,595,934

Other Assets, Less Liabilities - 3.1%		12,063,729
Net Assets - 100.0%		$393,659,663

Portfolio of Investments – continued

Derivative Contracts at 3/31/11

Futures Contracts Outstanding at 3/31/11

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	25	$3,004,688	June - 2011	$(5,752)
U.S. Treasury Note 10 yr (Short)	USD	40	4,761,250	June - 2011	(9,827)

					$(15,579)

At March 31, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/11

MFS PENNSYLVANIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 95.9%

Issuer	Shares/Par	Value ($)

Airport & Port Revenue - 3.5%
Allegheny County, PA, Airport Rev. (Pittsburgh International Airport), NATL, 5.75%, 2014	$1,000,000	$1,042,000
Philadelphia, PA, Airport Rev., “A”, AGM, 5%, 2040	3,000,000	2,744,790
Sacramento County, CA, Airport Systems Rev., 5%, 2040	905,000	789,223
		$4,576,013
General Obligations - General Purpose - 6.0%
Allegheny County, PA, Unrefunded Balance, “C53”, FGIC, 5.3%, 2018	$285,000	$286,035
Allegheny County, PA, Unrefunded Balance, “C53”, FGIC, 5.4%, 2019	290,000	291,073
Commonwealth of Pennsylvania, 5%, 2015	1,515,000	1,711,980
Commonwealth of Puerto Rico, “A”, 5.375%, 2033	250,000	223,478
Commonwealth of Puerto Rico, “A”, 6%, 2038	425,000	406,853
Commonwealth of Puerto Rico, “A”, ETM, FGIC, 5.5%, 2015 (c)(u)	1,860,000	2,166,900
Luzerne County, PA, NATL, 5.25%, 2012 (c)	500,000	538,230
Luzerne County, PA, AGM, 6.75%, 2023	500,000	542,235
North Huntingdon Township, PA, AMBAC, 5.25%, 2019	500,000	500,000
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2023	450,000	469,931
Reading, PA, AGM, 5%, 2029	750,000	748,170
		$7,884,885
General Obligations - Improvement - 0.1%
Guam Government, “A”, 6.75%, 2029	$75,000	$74,993
Guam Government, “A”, 7%, 2039	90,000	92,984
		$167,977
General Obligations - Schools - 8.2%
Allegheny Valley, PA, School District, “A”, NATL, 5%, 2028	$1,000,000	$1,016,960
Conneaut, PA, School District, Capital Appreciation, “B”, AGM, 0%, 2031	1,150,000	357,662
Conneaut, PA, School District, Capital Appreciation, “B”, AGM, 0%, 2033	760,000	205,717
Daniel Boone, PA, School District, 5%, 2032	500,000	499,970
Deer Lakes, PA, School District, ASSD GTY, 5.375%, 2034	1,275,000	1,305,320
Garnet Valley, PA, School District, FGIC, 5.5%, 2015	750,000	774,150
Gateway, PA, Allegheny School District, FGIC, 5.2%, 2023	1,000,000	1,032,210
North Allegheny, PA, School District, FGIC, 5.05%, 2022	590,000	594,584
Palmyra, PA, School District, FGIC, 5.375%, 2016	820,000	846,010
Pennridge, PA, School District, NATL, 5%, 2013 (c)	50,000	54,007

Issuer	Shares/Par	Value ($)

General Obligations - Schools - continued
Scranton, PA, School District, “A”, AGM, 5%, 2027	$1,340,000	$1,374,733
South Park, PA, School District, FGIC, 5%, 2019	750,000	752,978
State Public School Building Authority, PA School (Colonial Intermediate Unit 20), FGIC, 5%, 2030	500,000	490,325
West Mifflin, PA, Area School District, AGM, 5.125%, 2031	500,000	505,105
Whitehall-Coplay, PA, School District, “A”, AGM, 5.375%, 2034	1,000,000	1,018,020
		$10,827,751
Healthcare Revenue - Hospitals - 18.3%
Allegheny County, PA, Hospital Development Authority Rev. (Jefferson Regional Medical Center), “A”, 4.75%, 2025	$850,000	$707,243
Allegheny County, PA, Hospital Development Authority Rev. (University of Pittsburgh Medical Center), “A”, 5.375%, 2029	1,000,000	986,730
Allegheny County, PA, Hospital Development Authority Rev. (UPMC Health Systems), 5%, 2018	500,000	541,080
Allegheny County, PA, Hospital Development Authority Rev. (West Penn Allegheny Health), “A”, 5%, 2028	500,000	349,665
Blair County, PA, Hospital Authority Rev. (Altoona Regional Health System), 6%, 2039	750,000	711,735
Butler County, PA, Hospital Development Authority Rev. (Butler Health System, Inc.), 7.25%, 2039	500,000	540,770
Centre County, PA, Hospital Authority Rev. (Mount Nittany Medical Center), ASSD GTY, 5.875%, 2029	500,000	508,155
Chester County, PA, Health & Educational Facilities Authority Rev. (Chester County Junior High School), “A”, 5%, 2040	1,000,000	910,270
Coweta County, GA, Development Authority Rev. (Piedmont Healthcare Project), 4.5%, 2042	860,000	684,259
Dauphin County, PA, General Authority Health Systems Rev. (Pinnacle Health System), “A”, 5.75%, 2020	750,000	775,065
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 2040	305,000	282,204
Delaware County, PA, Authority Hospital Rev. (Crozer Keystone Obligations Group), “A”, 5%, 2031	500,000	386,070
Erie County, PA, Hospital Authority Rev. (Hamot Health Foundation), AMBAC, 5.25%, 2017	675,000	723,708
Erie County, PA, Hospital Authority Rev. (St. Vincent’s Health), “A”, 7%, 2027	500,000	484,405
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	705,000	643,524

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Geisinger Authority, PA, Health System Rev., “A”, 5.125%, 2034	$1,000,000	$962,550
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 2028	500,000	473,430
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	390,000	364,389
Lancaster County, PA, Hospital Authority Rev., 5.5%, 2013 (c)	500,000	553,170
Lebanon County, PA, Health Facilities Authority Rev. (Good Samaritan Hospital), 5%, 2018	200,000	189,900
Lebanon County, PA, Health Facilities Authority Rev. (Good Samaritan Hospital), 6%, 2035	850,000	727,048
Lehigh County, PA, General Purpose Authority (Good Shepherd Group), “A”, 5.625%, 2034	350,000	333,113
Lehigh County, PA, General Purpose Authority (Lehigh Valley Hospital), NATL, 7%, 2016	220,000	241,668
Lehigh County, PA, General Purpose Authority (Lehigh Valley Hospital), 5.25%, 2032	600,000	569,058
Lehigh County, PA, General Purpose Authority (St. Luke’s Bethlehem Hospital), 5.375%, 2013 (c)	600,000	665,118
Lehigh County, PA, Hospital Rev. (Lehigh Valley Hospital), AGM, 5.25%, 2019	500,000	506,730
Lycoming County, PA, Health Authority Rev. (Susquehanna Health System), “A”, 5.75%, 2039	750,000	670,508
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 2030	105,000	103,339
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	75,000	72,111
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), 6%, 2014 (c)	750,000	848,220
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), 5%, 2027	250,000	223,858
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), 5.125%, 2037	250,000	211,825
Mount Lebanon, PA, Hospital Authority Rev. (St. Clair Memorial Hospital), 5.625%, 2032	400,000	377,956
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 2039	20,000	19,217
Northampton County, PA, General Purpose Authority Hospital Rev. (St. Luke’s Hospital), “A”, 5.5%, 2040	500,000	433,625
Philadelphia, PA, Hospitals & Higher Education Facilities Authority (Temple University Health System), 5.5%, 2026	1,000,000	887,260
Sayre, PA, Health Care Facilities Authority Rev. (Guthrie Health), “A”, 5.875%, 2011 (c)	385,000	402,833
South Central, PA, General Authority Rev., 5.625%, 2011 (c)	490,000	497,752
South Central, PA, General Authority Rev. (Wellspan Health Properties, Inc.), “A”, 6%, 2025	750,000	800,633

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
South Central, PA, General Authority Rev. (Wellspan Health Properties, Inc.), ETM, 5.625%, 2026 (c)	$110,000	$111,630
South Fork, PA, Municipal Authority Rev. (Conemaugh Valley Memorial Hospital), “B”, ASSD GTY, 5.375%, 2035	750,000	704,085
St. Louis Park, MN, Health Care Facilities Rev. (Nicollet Health Services), 5.75%, 2039	205,000	191,206
St. Mary Hospital Authority, PA, Health System Rev. (Catholic Health East), “A”, 5%, 2033	500,000	442,240
St. Mary Hospital Authority, PA, Health System Rev. (Catholic Health East), “A”, 5%, 2040	500,000	421,780
St. Petersburg, FL, Health Facilities Authority Rev., 6.5%, 2039	155,000	158,677
West Shore, PA, Hospital Authority Rev. (Holy Spirit Hospital), 6.25%, 2032	350,000	332,441
Westmoreland County, PA, Industrial Development Authority Rev. (Excela Health Project), 5.125%, 2030	1,000,000	907,510
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	485,000	415,097
		$24,054,860
Healthcare Revenue - Long Term Care - 2.6%
Bucks County, PA, Industrial Development Authority Retirement Community Rev. (Ann’s Choice, Inc.), “A”, 6.125%, 2025	$250,000	$232,735
Bucks County, PA, Industrial Development Authority Rev. (Lutheran Community Telford Center), 5.75%, 2037	300,000	223,683
Chartiers Valley, PA, Industrial & Commercial Development Authority (Asbury Health Center Project), 5.75%, 2022	250,000	226,275
Cumberland County, PA, Municipal Authority Retirement Community Rev. (Wesley), “A”, 7.25%, 2035 (c)	110,000	123,188
Cumberland County, PA, Municipal Authority Retirement Community Rev. (Wesley), “A”, 7.25%, 2035 (c)	40,000	44,796
Cumberland County, PA, Municipal Authority Rev. (Ashbury Atlantic, Inc.), 6%, 2040	500,000	428,585
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.375%, 2039	500,000	495,760
Cumberland County, PA, Municipal Authority Rev. (Presbyterian Homes), “A”, 5.45%, 2021	500,000	494,380
Lancaster County, PA, Hospital Authority Rev. (Willow Valley Retirement Project), 5.875%, 2031	500,000	468,475
Montgomery County, PA, Industrial Development Authority Retirement Community Rev. (Lanier Village Estates, Inc.), “A-1”, 6.25%, 2029	250,000	247,273

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Long Term Care - continued
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care), 6.25%, 2035	$250,000	$203,493
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 2030	65,000	63,442
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 2040	105,000	102,404
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 2029	10,000	9,949
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 2039	70,000	71,059
		$3,435,497
Human Services - 0.1%
Montgomery County, PA, Industrial Development Authority (Wordsworth Academy), 8%, 2024	$150,000	$140,754

Industrial Revenue - Other - 1.3%
Bucks County, PA, Industrial Development Authority Rev. (USX Corp.), 5.4%, 2017 (b)	$300,000	$308,976
Pennsylvania Economic Development Financing Authority Rev. (Amtrak), 6.125%, 2021	150,000	151,656
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Procter & Gamble), 5.375%, 2031	1,000,000	987,320
Virgin Islands Public Finance Authority, Refinery Facilities Rev. (Hovensa Coker Project), 5.875%, 2022	270,000	245,622
		$1,693,574
Miscellaneous Revenue - Entertainment & Tourism - 1.4%
Pittsburgh & Allegheny County, PA, Sports & Exhibition Authority Rev., AGM, 5%, 2035	$2,000,000	$1,859,680

Miscellaneous Revenue - Other - 0.4%
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Air Cargo), 6.65%, 2025	$520,000	$489,627

Sales & Excise Tax Revenue - 1.5%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 2030	$580,000	$578,057
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 6%, 2039	570,000	566,865
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 2041	570,000	506,228
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2033	1,300,000	294,736
		$1,945,886

Issuer	Shares/Par	Value ($)

Single Family Housing - Local - 0.8%
Allegheny County, PA, Residential Financing Authority, Single Family Mortgage Rev., “RR”, GNMA, 4.75%, 2025	$360,000	$346,781
Allegheny County, PA, Residential Financing Authority, Single Family Mortgage Rev., “VV”, GNMA, 4.95%, 2037	830,000	748,336
		$1,095,117
Single Family Housing - State - 6.3%
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., 5.1%, 2020	$1,085,000	$1,084,186
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., 4.75%, 2028	1,000,000	928,290
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., 5.25%, 2033	85,000	84,950
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., 5%, 2034	65,000	66,136
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “100-A”, 5.35%, 2033	955,000	942,700
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “105-C”, 4.875%, 2034	500,000	469,595
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “91-A”, 4.875%, 2026	380,000	361,551
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “92-A”, 4.75%, 2031	1,105,000	985,450
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “93-A”, 5.75%, 2037	355,000	365,402
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “94-A”, 5.1%, 2031	500,000	476,600
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “95-A”, 4.875%, 2031	1,000,000	907,860
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “96-A”, 4.7%, 2037	735,000	641,479
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “97-A”, 4.5%, 2022	1,000,000	944,520
		$8,258,719
Solid Waste Revenue - 0.6%
Delaware County, PA, Industrial Development Authority, Resource Recovery Facilities Rev. (American Ref-Fuel Co.), “A”, 6.2%, 2019	$300,000	$297,489
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 2032	500,000	509,710
		$807,199
State & Agency - Other - 0.6%
New York State Dormitory Authority Rev. (State University) , “B”, FGIC, 5.25%, 2019	$675,000	$736,196

State & Local Agencies - 3.9%
Delaware Valley, PA, Regional Finance Authority, AMBAC, 5.5%, 2018	$715,000	$764,657
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 0.958%, 2037	730,000	462,776
Delaware Valley, PA, Regional Finance Authority, RITES, FRN, AMBAC, 9.836%, 2018 (p)	50,000	56,945

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

State & Local Agencies - continued
Philadelphia, PA, Industrial Development Authority, AGM, 5.125%, 2011 (c)	$1,000,000	$1,033,690
Philadelphia, PA, Industrial Development Authority, AGM, 5.25%, 2011 (c)	750,000	775,725
Philadelphia, PA, Industrial Development Authority, 5.5%, 2023	500,000	528,980
Philadelphia, PA, Municipal Authority Rev., 6.5%, 2034	500,000	507,450
State Public School Building Authority, PA, Jefferson County (Dubois Technical School), FGIC, 5%, 2026	1,000,000	1,007,230
		$5,137,453
Student Loan Revenue - 1.0%
Pennsylvania Higher Education, Capital Acquisition Rev., NATL, 5%, 2026	$1,500,000	$1,340,295

Tax - Other - 0.3%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$140,000	$134,302
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	45,000	43,117
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 2037	125,000	126,850
Virgin Islands Public Finance Authority Rev., “A”, 5.25%, 2024	135,000	135,169
		$439,438
Tax Assessment - 0.1%
Washington County, PA, Redevelopment Authority (Victory Centre Project), “A”, 5.45%, 2035	$245,000	$193,246

Tobacco - 1.6%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$160,000	$121,678
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 2047	895,000	596,428
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Capital Appreciation, “A-2”, 0% to 2012, 5.30% to 2037	665,000	374,156
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	755,000	732,916
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 2034	30,000	18,313
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	210,000	126,485
Virgin Islands Tobacco Settlement Financing Corp., 5%, 2021	90,000	83,309
		$2,053,285
Toll Roads - 1.8%
Pennsylvania Turnpike Commission, 5.5%, 2015	$250,000	$254,220
Pennsylvania Turnpike Commission, “A-1”, ASSD GTY, 5%, 2033	1,000,000	957,320

Issuer	Shares/Par	Value ($)

Toll Roads - continued
Pennsylvania Turnpike Commission, Capital Appreciation, “C”, AGM, 0% to 2016, 6.25% to 2033	$1,500,000	$1,149,075
		$2,360,615
Transportation - Special Tax - 1.4%
Pennsylvania Turnpike Commission, NATL, 5%, 2024	$1,775,000	$1,819,198

Universities - Colleges - 17.6%
Adams County, PA, Industrial Development Authority Rev. (Gettysburg College), “A”, 5.875%, 2021	$250,000	$260,563
Allegheny County, PA (Chatham College), 5.95%, 2032	335,000	308,341
Allegheny County, PA, Higher Education Building Authority Rev. (Duquesne University), 5%, 2033	1,250,000	1,189,238
Allegheny County, PA, Higher Education Building Authority Rev. (Duquesne University), “A”, SYNCORA, 5%, 2024	1,000,000	1,021,750
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 6%, 2038	250,000	242,470
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 5.75%, 2040	500,000	467,760
Crawford County, PA, Industrial Development Authority, College Rev., “A”, 6%, 2031	250,000	259,533
Cumberland County, PA, Municipal Authority College Rev. (Dickinson College), 5%, 2026	1,000,000	998,890
Cumberland County, PA, Municipal Authority College Rev. (Dickinson College), “HH1”, 5%, 2039	300,000	286,392
Delaware County, PA, Authority College Rev. (Neumann College), 6.125%, 2034	750,000	737,618
Delaware County, PA, Authority University Rev. (Neumann University), 5.25%, 2031	565,000	505,607
Delaware County, PA, Authority University Rev. (Villanova University), 5.25%, 2031	350,000	355,817
Erie, PA, Higher Education Building Authority Rev. (Gannon University), “A”, 5.5%, 2040	1,000,000	860,800
Erie, PA, Higher Education Building Authority Rev. (Mercyhurst College), 5.5%, 2038	500,000	450,210
Erie, PA, Higher Education Building Authority Rev. (Mercyhurst College), “B”, 5%, 2023	500,000	482,545
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 2029	1,050,000	1,015,907
Lancaster, PA, Higher Education Authority College Rev. (Franklin & Marshall College), 5%, 2037	500,000	481,675
Lycoming County, PA (College of Technology), AMBAC, 5.25%, 2032	750,000	671,648
Montgomery County, PA, Higher Education & Health Authority Rev. (Acadia University), 5.25%, 2030	1,100,000	1,018,974

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 6%, 2017	$505,000	$554,813
Northampton County, PA, General Purpose Authority Rev. (Lafayette College), 5%, 2034	250,000	246,248
Northampton County, PA, General Purpose Authority Rev. (Lehigh University), 5.5%, 2033	500,000	519,855
Pennsylvania Higher Educational Facilities Authority Rev. (Allegheny College), 4.75%, 2031	500,000	464,620
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), 5.2%, 2032	500,000	496,815
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), NATL, 5%, 2037	630,000	573,010
Pennsylvania Higher Educational Facilities Authority Rev. (Lasalle University), “A”, 5.25%, 2027	500,000	461,160
Pennsylvania Higher Educational Facilities Authority Rev. (Lasalle University), “A”, 5%, 2037	500,000	410,130
Pennsylvania Higher Educational Facilities Authority Rev. (Philadelphia University), 5.5%, 2020	500,000	503,750
Pennsylvania Higher Educational Facilities Authority Rev. (Saint Josephs University), “A”, 5%, 2040	1,500,000	1,331,910
Pennsylvania Higher Educational Facilities Authority Rev. (University of Pennsylvania), 4%, 2033	1,000,000	879,030
Pennsylvania Higher Educational Facilities Authority Rev. (Widener University), 5.375%, 2029	300,000	287,676
Pennsylvania Higher Educational Facilities Authority Rev. (Widener University), 5%, 2031	300,000	271,575
Snyder County, PA, Higher Education Authority Rev. (Susquehanna University), 5%, 2038	1,000,000	927,680
Union County, PA, Higher Educational Facilities Financing Authority, University Rev. (Bucknell University), 5.25%, 2021	1,000,000	1,034,500
Washington County, PA, Industrial Development Authority College Rev. (Washington Jefferson College), 5.25%, 2030	1,000,000	991,510
Wilkes-Barre, PA, Finance Authority Rev. (The University of Scranton), 5%, 2035	1,000,000	922,190
Wilkes-Barre, PA, Finance Authority Rev. (Wilkes University), 5%, 2037	750,000	644,618
		$23,136,828
Universities - Dormitories - 1.2%
Pennsylvania Higher Education Facilities Authority Rev. (East Stroudsburg University), 5%, 2042	$750,000	$590,385
Pennsylvania Higher Education Facilities Authority Rev. (Edinboro University Foundation), 6%, 2043	1,000,000	949,490
		$1,539,875

Issuer	Shares/Par	Value ($)

Universities - Secondary Schools - 1.5%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 2041	$345,000	$341,691
Pennsylvania Economic Development Financing Authority Rev., (Germantown Friends School Project), 5.35%, 2031	600,000	600,108
Philadelphia, PA, Authority for Industrial Development Rev. (Global Leadership Academy Charter School), 6.375%, 2040	500,000	457,655
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School), 6%, 2035	665,000	627,660
		$2,027,114
Utilities - Cogeneration - 0.8%
Pennsylvania Economic Development Financing Authority Rev., Resource Recovery Rev. (Colver), “G”, 5.125%, 2015	$50,000	$49,195
Pennsylvania Economic Development Financing Authority Rev., Water Facilities Rev. (Aqua Pennsylvania, Inc.), “B”, 5%, 2043	1,000,000	943,240
		$992,435
Utilities - Investor Owned - 2.4%
Clarion County, PA, Industrial Development Authority, Water Facility Rev. (Pennsylvania American Water Co.), 5.5%, 2039	$1,000,000	$954,220
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 2020	415,000	453,222
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 2029 (b)	110,000	120,425
Pennsylvania Economic Development Financing Authority (Allegheny Energy Supply Co. LLC), 7%, 2039	600,000	628,662
Pennsylvania Economic Development Financing Authority, Water Facility Rev. (Aqua Pennsylvania, Inc.), “A”, 5%, 2039	1,000,000	951,910
		$3,108,439
Utilities - Municipal Owned - 1.3%
Guam Power Authority Rev., “A”, 5.5%, 2030	$315,000	$296,352
Philadelphia, PA, Gas Works Rev., AGM, 5.5%, 2011 (c)	500,000	508,415
Philadelphia, PA, Gas Works Rev., 5.25%, 2040	1,000,000	904,630
		$1,709,397
Utilities - Other - 1.3%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 2039	$545,000	$551,341
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 2038	280,000	278,020
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	420,000	414,095
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	235,000	229,087
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2021	255,000	247,169
		$1,719,712

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - 8.0%
Allegheny County, PA, Sanitation Authority Sewer Rev., AGM, 5%, 2040	$1,000,000	$949,960
Bucks County, PA (Suburban Water Co.), FGIC, 5.55%, 2032	1,000,000	975,490
Cambridge, PA, Area Joint Authority Guaranteed Sewer Rev., 6%, 2037	500,000	496,010
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	1,000,000	924,500
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5.125%, 2047	775,000	675,940
Erie, PA, Water Authority Rev., AGM, 5%, 2043	1,000,000	923,060
Fairview Township, PA, Sewer Rev., FGIC, 5.05%, 2018	750,000	755,700
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 2040	260,000	219,736
Harrisburg, PA, Water Authority Rev., 5.25%, 2031	1,000,000	790,900

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
Lancaster County, PA, Water & Sewer Authority Rev., NATL, 5%, 2028	$440,000	$445,597
Philadelphia, PA, Water & Wastewater Rev., “A”, 5.25%, 2032	1,000,000	997,410
St. Mary’s, PA, Water Authority Rev., 5.15%, 2030	750,000	722,805
Unity Township, PA, Municipal Authority Sewer Rev., AGM, 5%, 2034 (f)	1,660,000	1,655,319
		$10,532,427
Total Municipal Bonds (Identified Cost, $130,539,189)		$126,083,492

Money Market Funds (v) - 3.4%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value	4,443,576	$4,443,576
Total Investments (Identified Cost, $134,982,765)		$130,527,068

Other Assets, Less Liabilities - 0.7%		932,364
Net Assets - 100.0%		$131,459,432

Derivative Contracts at 3/31/11

Futures Contracts Outstanding at 3/31/11

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	13	$1,547,406	June - 2011	$(3,194)
U.S. Treasury Bond 30 yr (Short)	USD	21	2,523,938	June - 2011	(4,831)

					$(8,025)

At March 31, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/11

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 94.9%

Issuer	Shares/Par	Value ($)

Airport & Port Revenue - 2.5%
Horry County, SC, Airport Rev. (Myrtle Beach International Airport),”A”, 5%, 2040	$2,250,000	$1,984,477
Richland Lexington, SC, Airport Rev. (Columbia Airport), AGM, 5.125%, 2025	1,500,000	1,474,485
Richland-Lexington, SC, Airport District Rev.,”A”, AGM, 5%, 2026	680,000	681,856
South Carolina Ports Authority, Ports Rev., 5.25%, 2040	250,000	239,190
		$4,380,008
General Obligations - General Purpose - 2.7%
Clinton, SC, Laurens County School District, ASSD GTY, 6.125%, 2033	$1,000,000	$1,070,650
Commonwealth of Puerto Rico, “A”, 5.375%, 2033	345,000	308,398
Commonwealth of Puerto Rico, “A”, 6%, 2038	560,000	536,088
Hilton Head Island, SC, Rev., NATL, 5.125%, 2022	1,000,000	1,020,690
Puerto Rico Public Buildings Authority Rev., Guaranteed (Government Facilities), “I”, 5.25%, 2033	630,000	558,930
Puerto Rico Public Buildings Authority Rev., Guaranteed, “Q”, 5.625%, 2039	1,235,000	1,105,523
		$4,600,279
General Obligations - Improvement - 3.8%
Guam Government, “A”, 6.75%, 2029	$470,000	$469,953
Guam Government, “A”, 5.25%, 2037	280,000	224,893
Guam Government, “A”, 7%, 2039	50,000	51,658
South Carolina, State Highway, “A”, 5%, 2018	5,000,000	5,810,650
		$6,557,154
General Obligations - Schools - 4.6%
Chesterfield County, SC, School District, AGM, 5%, 2023	$3,000,000	$3,126,300
Orangeburg County, SC, Consolidated School District, AGM, 5.25%, 2020	1,065,000	1,112,733
Orangeburg County, SC, Consolidated School District, AGM, 5.375%, 2022	2,050,000	2,114,842
York County, SC, School District, 5%, 2030	1,570,000	1,598,794
		$7,952,669
Healthcare Revenue - Hospitals - 20.1%
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 2040	$400,000	$370,100
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	925,000	844,340
Florence County, SC, Hospital Rev. (McLeod Regional Medical Center), “A”, AGM, 5.25%, 2034	1,050,000	1,014,164
Florence County, SC, Hospital Rev. (McLeod Regional Medical Center), “A”, 5%, 2037	3,000,000	2,688,630

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Greenville, SC, Hospital Systems, Hospital Facilities Rev., 6%, 2020	$3,400,000	$3,826,666
Greenwood County, SC, Hospital Facilities Rev. (Self Memorial Hospital), 5.5%, 2021	1,000,000	1,003,230
Greenwood County, SC, Hospital Rev. (Self Regional Healthcare), 5.375%, 2039	1,000,000	922,820
Illinois Finance Authority Rev. (Edward Hospital), “A”, AMBAC, 5.5%, 2040	1,055,000	948,487
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 2028	550,000	520,773
Illinois Finance Authority Rev. (Resurrection Health), 6.125%, 2025	155,000	153,475
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	480,000	474,446
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	605,000	565,270
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 2045	865,000	801,803
Lexington County, SC, Health Services District, Inc., Hospital Rev., 5.5%, 2014 (c)	250,000	282,895
Lexington County, SC, Health Services District, Inc., Hospital Rev., 5.5%, 2014 (c)	250,000	282,895
Lexington County, SC, Health Services District, Inc., Hospital Rev., 5%, 2032	1,500,000	1,335,645
Lexington County, SC, Health Services District, Inc., Hospital Rev., Refunding & Improvement, 5.5%, 2013 (c)	1,000,000	1,117,240
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	465,000	404,899
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	400,000	389,796
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 2039	445,000	423,471
Richmond, IN, Hospital Authority Rev. (Reid Hospital), “A”, 6.5%, 2029	585,000	605,019
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 8.25%, 2039	915,000	1,033,072
South Carolina Jobs & Economic Development Authority (Bon Secours - St. Francis Medical Center, Inc.), 5.625%, 2012 (c)	260,000	280,784
South Carolina Jobs & Economic Development Authority (Bon Secours - St. Francis Medical Center, Inc.), 5.625%, 2030	990,000	926,897
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Anmed Health), “B”, ASSD GTY, 5.5%, 2038	1,500,000	1,450,890

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Georgetown Memorial Hospital), AMBAC, 6%, 2014	$1,000,000	$1,007,460
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Georgetown Memorial Hospital), RADIAN, 5.25%, 2021	1,500,000	1,495,335
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Georgetown Memorial Hospital), AMBAC, 5%, 2023	1,000,000	943,730
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Kershaw Country Medical Center), 6%, 2038	1,140,000	1,061,910
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Palmetto Health Alliance), 6.25%, 2031	750,000	734,723
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Palmetto Health), AGM, 5%, 2035	650,000	597,675
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Tuomey Health), CIFG, 5%, 2030	375,000	290,400
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Palmetto Health), 5.75%, 2039	500,000	445,790
Spartanburg County, SC, Health Service Rev., “A”, ASSD GTY, 4.5%, 2027	650,000	608,992
Spartanburg County, SC, Health Services District, Inc., Hospital Rev., AGM, 5.25%, 2012 (c)(f)	1,425,000	1,493,699
Spartanburg County, SC, Health Services District, Inc., Hospital Rev., AGM, 5.25%, 2032	825,000	782,735
St. Louis Park, MN, Health Care Facilities Rev. (Nicollet Health Services), 5.75%, 2039	230,000	214,523
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 2029	105,000	106,440
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 2039	255,000	259,264
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “A”, 5.6%, 2029	685,000	660,977
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	945,000	979,105
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	640,000	547,757
		$34,898,222
Healthcare Revenue - Long Term Care - 0.7%
South Carolina Jobs & Economic Development Authority Rev. (Lutheran Homes of South Carolina), 5.625%, 2042	$400,000	$302,484
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), “A”, 6%, 2042	500,000	243,880

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Long Term Care - continued
South Carolina Jobs & Economic Development Authority, Health & Facilities Rev., First Mortgage (Wesley Commons), 5.125%, 2026	$400,000	$312,284
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (Episcopal Home), “A”, 6.375%, 2032	400,000	349,972
		$1,208,620
Human Services - 0.5%
Greenville County, SC, Hospital Rev. (Chestnut Hill), “A”, 8%, 2015	$860,000	$864,567

Industrial Revenue - Chemicals - 0.5%
York County, SC, Industrial Rev. (Hoechst Celanese), 5.7%, 2024	$1,000,000	$936,230

Industrial Revenue - Other - 0.9%
Calhoun County, SC, Solid Waste Disposal Facilities Rev. (Carolina Eastman Co.), ETM, 6.75%, 2017 (c)	$1,000,000	$1,231,700
Virgin Islands Public Finance Authority, Refinery Facilities Rev. (Hovensa Coker Project), 5.875%, 2022	385,000	350,238
		$1,581,938
Industrial Revenue - Paper - 0.6%
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 6.1%, 2023	$1,000,000	$1,000,610

Miscellaneous Revenue - Other - 1.3%
Miami-Dade County, FL, Special Obligation, Capital Appreciation, “B”, NATL, 0%, 2030	$795,000	$201,429
Miami-Dade County, FL, Special Obligation, Capital Appreciation, “C”, NATL, 0%, 2028	775,000	234,236
South Carolina Jobs & Economic Development Authority Rev. (Myrtle Beach Convention), “B”, NATL, 5.125%, 2018	570,000	553,550
South Carolina Jobs & Economic Development Authority Rev. (Myrtle Beach Convention), “B”, NATL, 5.125%, 2019	595,000	569,974
South Carolina Jobs & Economic Development Authority Rev. (Myrtle Beach Convention), “B”, NATL, 5.125%, 2020	630,000	596,308
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 2040	45,000	44,245
		$2,199,742
Multi-Family Housing Revenue - 1.2%
North Charleston SC, Housing Authority Rev. (Horizon Village), “A”, GNMA, 5%, 2038	$1,000,000	$921,480
North Charleston SC, Housing Authority Rev. (Horizon Village), “A”, GNMA, 5.1%, 2041	1,210,000	1,090,379
		$2,011,859

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Sales & Excise Tax Revenue - 2.4%
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 2057	$735,000	$703,057
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 6%, 2039	745,000	740,903
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 2041	1,500,000	1,332,180
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, 0%, 2034	1,840,000	379,058
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2033	1,690,000	383,157
Regional Transportation District, CO, Private Activity Rev. (Denver Transportation Partners), 6%, 2041	725,000	650,419
		$4,188,774
Single Family Housing - State - 3.5%
South Carolina Housing, Finance & Development Authority Mortgage Rev., “A-2”, AGM, 5.5%, 2034	$205,000	$210,697
South Carolina Housing, Finance & Development Authority Mortgage Rev., “A-2”, AGM, 5.2%, 2035	890,000	816,246
South Carolina Housing, Finance & Development Authority Rev., 5.55%, 2038	975,000	926,406
South Carolina Housing, Finance & Development Authority Rev., “A-2”, AGM, 6%, 2020	280,000	286,003
South Carolina Housing, Finance & Development Authority Rev., “A-2”, AGM, 5.35%, 2024	1,600,000	1,601,536
South Carolina Housing, Finance & Development Authority Rev., “A-2”, AMBAC, 5.15%, 2037	995,000	932,036
South Carolina Housing, Finance & Development Authority Rev., “C-2”, AGM, 4.6%, 2032	1,500,000	1,336,620
		$6,109,544
Solid Waste Revenue - 0.6%
Three Rivers, SC, Solid Waste Authority Rev., 5%, 2028	$1,000,000	$987,370

State & Agency - Other - 0.5%
New York State Dormitory Authority Rev. (State University) , “B”, FGIC, 5.25%, 2019	$850,000	$927,061

State & Local Agencies - 3.3%
Charleston,SC, Educational Excellence Finance Corp. Rev. (Charleston County School District Project), 5%, 2031	$3,720,000	$3,621,643
Greenville County, SC, School District Installment Purchase Rev., 5%, 2027	500,000	502,165
Greenville County, SC, School District Installment Purchase Rev., AGM, 5%, 2028	680,000	680,286
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 2039	290,000	295,922
Spartanburg, SC, Public Facilities Corp. (Renaissance Park), AMBAC, 5.125%, 2025	685,000	687,315
		$5,787,331

Issuer	Shares/Par	Value ($)

Tax - Other - 2.1%
Greenville County, SC, Hospitality Tax Rev., AGM, 5%, 2022	$1,025,000	$1,087,894
Greenville County, SC, Tourism Public Facilities Corp., Hospitality Tax, 4.75%, 2029	750,000	688,605
Greenville County, SC, Tourism Public Facilities Corp., Hospitality Tax, 4.75%, 2030	500,000	455,110
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	180,000	172,674
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	60,000	57,490
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 2037	160,000	162,368
Virgin Islands Public Finance Authority Rev., “A”, 5.25%, 2024	180,000	180,225
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2029	890,000	789,991
		$3,594,357
Tax Assessment - 0.2%
Lancaster County, SC, Assessment Rev. (Sun City Carolina Lakes), 5.45%, 2037	$440,000	$334,950

Tobacco - 2.1%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$225,000	$171,110
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 2047	1,130,000	753,032
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Capital Appreciation, “A-2”, 0% to 2012, 5.30% to 2037	840,000	472,618
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 2034	225,000	137,347
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	465,000	280,074
Railsplitter Tobacco Settlement Authority, IL, 6%, 2028	850,000	825,138
South Carolina Tobacco Settlement Authority Rev., “B”, 6.375%, 2011 (c)	1,000,000	1,015,870
		$3,655,189
Transportation - Special Tax - 3.9%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, 4.95%, 2026	$1,250,000	$1,196,275
South Carolina Transportation Infrastructure Rev., “A”, AMBAC, 5%, 2023	500,000	501,380
South Carolina Transportation Infrastructure Rev., “A”, AMBAC, 5%, 2027	2,000,000	2,001,840
South Carolina Transportation Infrastructure Rev., “A”, AMBAC, 5%, 2033	1,645,000	1,593,183
South Carolina Transportation Infrastructure Rev., “A”, AMBAC, 5%, 2033	1,500,000	1,452,750
		$6,745,428

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - 8.9%
College of Charleston, SC, Academic & Administrative Facilities Rev., “B”, SYNCORA, 5%, 2024	$800,000	$814,648
College of Charleston, SC, Higher Education Facility Rev., “A”, FGIC, 5.25%, 2028	2,435,000	2,448,490
Educational Facilities Authority Private Non-Profit Institutions of Higher Learning (Wofford College), “A”, 5%, 2036	1,000,000	910,820
Illinois Finance Authority Rev. (Roosevelt University Project), 6.5%, 2039	1,055,000	1,020,723
South Carolina Educational Facilities Authority (Wofford College), 5.25%, 2032	1,000,000	993,710
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 2035	1,000,000	978,050
University of South Carolina, Athletic Facilities Rev., “A”, 5.5%, 2038	1,000,000	1,024,050
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 2040	2,000,000	1,922,920
University of South Carolina, Higher Education Rev., “A”, 5%, 2035	2,555,000	2,551,270
University of South Carolina, Higher Education Rev., “A”, 5%, 2039	1,000,000	985,070
University of South Carolina, University Rev., “A”, AMBAC, 5%, 2034	1,815,000	1,817,051
		$15,466,802
Utilities - Investor Owned - 1.8%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 2020	$800,000	$873,680
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 2029 (b)	150,000	164,216
Orangeburg County, SC, Solid Waste Disposal Facilities Rev., Electric & Gas, AMBAC, 5.7%, 2024	2,000,000	2,004,560
		$3,042,456
Utilities - Municipal Owned - 11.1%
Easley, SC, Utility Rev., AGM, 5%, 2012 (c)	$1,000,000	$1,071,680
Easley, SC, Utility Rev., 5.25%, 2031	2,500,000	2,542,350
Easley, SC, Utility Rev., ASSD GTY, 5%, 2034	2,325,000	2,349,273
Greenwood, SC, Combined Public Utility, Refunding & Improvement Systems, NATL, 5%, 2021	175,000	184,046
Piedmont, SC, Municipal Power Agency, FGIC, 6.25%, 2021	2,700,000	3,131,460
Piedmont, SC, Municipal Power Agency, “C”, AGM, 5%, 2030	1,000,000	954,270
Puerto Rico Electric Power Authority, “TT”, 5%, 2027	530,000	481,097
Puerto Rico Electric Power Authority, Power Rev., “XX”, 5.25%, 2040	1,085,000	933,990
South Carolina Public Service Authority Rev. (Santee Cooper), “B”, 5%, 2033	1,000,000	1,006,540
South Carolina Public Service Authority Rev. (Santee Cooper), “E”, 5%, 2040	2,000,000	1,943,420
South Carolina Public Service Authority Rev., “A”, 5.5%, 2038	2,500,000	2,561,475

Issuer	Shares/Par	Value ($)

Utilities - Municipal Owned - continued
South Carolina Public Service Authority, “A”, AMBAC, 5%, 2034	$2,000,000	$2,002,380
		$19,161,981
Utilities - Other - 1.2%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 2039	$685,000	$692,987
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 2028	130,000	135,368
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2021	270,000	260,717
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	140,000	136,478
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2026	570,000	528,766
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2021	330,000	319,866
		$2,074,182
Water & Sewer Utility Revenue - 13.9%
Anderson County, SC, Water & Sewer Systems Rev., FGIC, 5.125%, 2032	$2,000,000	$2,000,880
Beaufort-Jasper, SC, Waterworks & Sewer Systems Rev., AGM, 4.5%, 2031	1,000,000	960,530
Charleston, SC, Waterworks & Sewer Rev., Capital Improvement, 5%, 2035	1,000,000	1,015,340
Charleston, SC, Waterworks & Sewer Rev., Capital Improvement, “B”, 5%, 2013 (c)	1,000,000	1,075,810
Columbia, SC, Waterworks & Sewer Systems Rev., AGM, 5%, 2029	1,020,000	1,037,666
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	2,000,000	1,849,000
Dorchester County, SC, Waterworks & Sewer Systems Rev., ASSD GTY, 5%, 2029	1,000,000	1,011,720
Greenville, SC, Renewable Water Resource Sewer Systems Rev., “A”, 5%, 2024	1,000,000	1,060,950
Greenwood, SC, Sewer Systems Rev., AGM, 5%, 2030	1,000,000	1,013,080
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 2040	315,000	266,219
Lexington, SC, Waterworks & Sewer Systems Rev., ASSD GTY, 5%, 2039	2,000,000	1,947,140
Lexington, SC, Waterworks & Sewer Systems Rev., ASSD GTY, 5%, 2041	3,500,000	3,394,300
Myrtle Beach, SC, Water & Sewer Authority Rev., AGM, 4.5%, 2028	1,770,000	1,716,900
Rock Hill, SC, Utility Systems Rev., Refunding & Improvement, “A”, AGM, 5.375%, 2023	500,000	516,850
Spartanburg, SC, Water & Sewer Authority Rev., “B”, NATL, 5.25%, 2030	1,250,000	1,263,338
Spartanburg, SC, Waterworks Rev., ASSD GTY, 5%, 2039	2,000,000	1,990,880
Sumter, SC, Waterworks & Sewer Systems Rev., SYNCORA, 5%, 2025	540,000	550,060

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
York County, SC, Water & Sewer Rev., Refunding & Capital Improvement, NATL, 5%, 2027	$1,490,000	$1,507,999
		$24,178,662
Total Municipal Bonds (Identified Cost, $168,001,835)		$164,445,985

Money Market Funds (v) - 3.3%
Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value	5,814,158	$5,814,158
Total Investments (Identified Cost, $173,815,993)		$170,260,143

Other Assets, Less Liabilities - 1.8%		3,080,837
Net Assets - 100.0%		$173,340,980

Derivative Contracts at 3/31/11

Futures Contracts Outstanding at 3/31/11

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	17	$2,023,531	June - 2011	$(4,177)
U.S. Treasury Bond 30 yr (Short)	USD	30	3,605,625	June - 2011	(6,902)

					$(11,079)

At March 31, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/11

MFS TENNESSEE MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 99.4%

Issuer	Shares/Par	Value ($)

Airport & Port Revenue - 2.2%
Memphis-Shelby County, TN, Airport Authority Facilities Rev., AGM, 5.125%, 2021	$1,500,000	$1,500,342
Memphis-Shelby County, TN, Airport Authority Facilities Rev., “A”, ASSD GTY, 5%, 2039	1,000,000	930,000
		$2,430,342
General Obligations - General Purpose - 7.7%
Commonwealth of Puerto Rico, “A”, 5.375%, 2033	$270,000	$241,356
Commonwealth of Puerto Rico, “A”, 6%, 2038	455,000	435,572
Johnson City, TN, 5%, 2031	1,000,000	1,019,390
Metropolitan Government of Nashville & Davidson County, TN, 5%, 2021	2,000,000	2,246,720
Metropolitan Government of Nashville & Davidson County, TN, 5%, 2028	2,000,000	2,092,940
Puerto Rico Public Buildings Authority Rev., Guaranteed (Government Facilities), “I”, 5.25%, 2033	480,000	425,851
Puerto Rico Public Buildings Authority Rev., Guaranteed, “L”, 5.5%, 2021	1,000,000	998,360
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2023	480,000	501,259
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2031	525,000	530,969
		$8,492,417
General Obligations - Improvement - 1.7%
Guam Government, “A”, 5.25%, 2037	$215,000	$172,686
Sevier County, TN, Public Building Authority, ASSD GTY, 4.75%, 2025	550,000	563,085
Williamson County, TN, School District, “A”, 4%, 2019	1,015,000	1,100,067
		$1,835,838
General Obligations - Schools - 2.2%
Rutherford County, TN, School & Public Improvement, 5%, 2022	$1,510,000	$1,585,243
Williamson County, TN, School District, 5%, 2026	740,000	813,156
		$2,398,399
Healthcare Revenue - Hospitals - 23.1%
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “D”, 6.25%, 2033	$1,000,000	$1,058,090
Coweta County, GA, Development Authority Rev. (Piedmont Healthcare Project), 4.5%, 2042	715,000	568,890
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 2040	295,000	272,952
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	680,000	620,704
Illinois Finance Authority Rev. (Resurrection Health), 6.125%, 2025	125,000	123,770

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	$405,000	$400,314
Jackson, TN, Hospital Rev. (Jackson-Madison Project), 5.625%, 2038	1,000,000	1,000,280
Johnson City, TN, Health & Education Financing Authority Rev. (Johnson City Medical Center Hospital), ETM, NATL, 5%, 2018 (c)	1,500,000	1,503,270
Johnson City, TN, Health & Educational Facilities Board Hospital Rev. (Mountain States Health Alliance), “A”, 5.5%, 2031	400,000	355,280
Johnson City, TN, Health & Educational Facilities Board Hospital Rev. (Mountain States Health Alliance), “A”, 5.5%, 2036	600,000	516,078
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	790,000	738,121
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 2045	265,000	245,639
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Baptist Health Systems), 6.5%, 2031	300,000	309,495
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Catholic Healthcare Partners), 5.25%, 2030	1,000,000	958,790
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Covenant Health), Capital Appreciation, “A”, 0%, 2036	4,000,000	754,360
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Fort Sanders), NATL, 5.75%, 2014	3,250,000	3,447,925
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (University Health Systems, Inc.), 5.25%, 2036	1,000,000	880,080
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev., “A”, AGM, 5%, 2013 (c)	545,000	585,330
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev., “A”, AGM, 5%, 2022	455,000	456,092
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	675,000	587,756
Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare), “J1”, 5%, 2034	640,000	607,091
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 2030	85,000	83,655
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	510,000	496,990

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
North Carolina Medical Care Commission, Hospital Rev. (The North Carolina Baptist Hospitals, Inc.), 5.25%, 2029	$640,000	$641,798
Rutherford County, TN, Health & Educational Facilities Board Rev. (Ascension Health Senior Group), “C”, 5%, 2040	1,500,000	1,463,700
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Methodist Healthcare), 6.5%, 2012 (c)	625,000	677,638
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Methodist Healthcare), 5%, 2031	500,000	490,600
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Methodist Healthcare), 5%, 2036	1,250,000	1,213,275
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Methodist Healthcare), “B”, AGM, 5.25%, 2027	1,500,000	1,510,275
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Methodist Healthcare), ETM, 6.5%, 2021 (c)	375,000	406,583
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Kershaw Country Medical Center), 6%, 2038	400,000	372,600
St. Louis Park, MN, Health Care Facilities Rev. (Nicollet Health Services), 5.75%, 2039	190,000	177,215
St. Petersburg, FL, Health Facilities Authority Rev., 6.5%, 2039	170,000	174,032
Sullivan County, TN, Health, Educational & Housing Facilities Board Hospital Rev. (Wellmont Health Systems Project), “C”, 5.25%, 2036	635,000	518,655
Sumner County, TN, Health, Educational & Housing Facilities Board Rev. (Sumner Regional Health Systems, Inc.), “A”, 5.5%, 2046 (d)	1,000,000	75,000
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	785,000	813,331
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	535,000	457,890
		$25,563,544
Healthcare Revenue - Long Term Care - 0.6%
Blount County, TN, Health & Educational Facilities Board Rev. (Asbury, Inc.), “A”, 5.125%, 2023	$500,000	$406,815
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Germantown Village), “A”, 7.25%, 2034	250,000	222,015
		$628,830
Industrial Revenue - Other - 0.3%
Virgin Islands Public Finance Authority, Refinery Facilities Rev. (Hovensa Coker Project), 5.875%, 2022	$320,000	$291,107

Issuer	Shares/Par	Value ($)

Miscellaneous Revenue - Entertainment & Tourism - 2.3%
Memphis-Shelby County, TN, Sports Authority, Inc. Rev., “B”, 5.375%, 2029	$2,500,000	$2,555,875

Miscellaneous Revenue - Other - 2.6%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Jackson Lab), 5.75%, 2037	$1,000,000	$945,640
Hardeman County, TN, Correctional Facilities Rev., 7.75%, 2017	685,000	684,945
Metropolitan Nashville Airport Authority, Special Facilities Rev. (Aero Nashville LLC Project), 5.2%, 2026	1,000,000	916,060
Miami-Dade County, FL, Special Obligation, Capital Appreciation, “B”, NATL, 0%, 2030	585,000	148,221
Miami-Dade County, FL, Special Obligation, Capital Appreciation, “C”, NATL, 0%, 2028	570,000	172,277
		$2,867,143
Multi-Family Housing Revenue - 1.8%
Knoxville, TN, Community Development Corp., 5%, 2024	$1,000,000	$1,044,250
Metropolitan Government of Nashville & Davidson County, TN, Health, Educational & Housing Facilities Board Rev. (Berkshire Place), GNMA, 6%, 2023	500,000	503,680
Metropolitan Government of Nashville & Davidson County, TN, Health, Educational & Housing Facilities Board Rev. (Herman Street), FHA, 7.25%, 2032	485,000	450,289
		$1,998,219
Sales & Excise Tax Revenue - 2.4%
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 2057	$525,000	$502,184
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.375%, 2039	1,220,000	1,110,468
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, 0%, 2056	7,755,000	335,559
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2033	1,265,000	286,801
Regional Transportation District, Colorado, Private Activity Rev. (Denver Transportation Partners), 6.5%, 2030	480,000	478,392
		$2,713,404
Single Family Housing - State - 7.6%
Tennessee Housing Development Agency Rev., Homeownership Program, 5%, 2026	$1,645,000	$1,563,589
Tennessee Housing Development Agency Rev., Homeownership Program, 5.05%, 2027	625,000	590,225
Tennessee Housing Development Agency Rev., Homeownership Program, 5%, 2029	990,000	980,575
Tennessee Housing Development Agency Rev., Homeownership Program, AGM, 5.4%, 2032	535,000	517,885
Tennessee Housing Development Agency Rev., Homeownership Program, 5.25%, 2034	380,000	391,943
Tennessee Housing Development Agency Rev., Homeownership Program, 5.45%, 2038	1,745,000	1,744,843

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Single Family Housing - State - continued
Tennessee Housing Development Agency Rev., Homeownership Program, “1-A”, 5.7%, 2039	$205,000	$205,205
Tennessee Housing Development Agency Rev., Homeownership Program, “2”, 4.55%, 2024	1,480,000	1,443,104
Tennessee Housing Development Agency Rev., Mortgage Finance, 5.2%, 2023	905,000	916,937
		$8,354,306
State & Agency - Other - 1.4%
Hardeman County, TN, Industrial Development Board Rev., “B”, ASSD GTY, 5%, 2040	$1,000,000	$937,350
New York State Dormitory Authority Rev. (State University) , “B”, FGIC, 5.25%, 2019	545,000	594,410
		$1,531,760
State & Local Agencies - 12.5%
California Public Works Board Lease Rev. (Various Capital Projects), “G-1”, 5.75%, 2030	$210,000	$205,666
Chattanooga, TN, Industrial Development Board, Lease Rental Rev. (Southside Redevelopment Corp.), 5%, 2020	700,000	756,539
Chattanooga, TN, Industrial Development Board, Lease Rental Rev. (Southside Redevelopment Corp.), 5%, 2024	1,000,000	1,047,710
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, ASSD GTY, 5%, 2035	745,000	647,487
Memphis-Shelby County, TN (Memphis Sports Arena), AMBAC, 5.125%, 2012 (c)	2,000,000	2,142,060
Memphis-Shelby County, TN (Memphis Sports Arena), AMBAC, 5.35%, 2012 (c)	1,665,000	1,789,109
Tennessee School Bond Authority (Higher Education Facilities), “A”, AGM, 5.25%, 2012 (c)	3,000,000	3,159,180
Tennessee School Bond Authority, “B”, 5.125%, 2033	2,000,000	2,057,840
Tennessee School Bond Authority, “C”, AGM, 5%, 2032	2,000,000	2,031,300
		$13,836,891
Tax - Other - 0.7%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$150,000	$143,895
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	50,000	47,908
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2029	625,000	554,769
		$746,572
Tobacco - 0.9%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$185,000	$140,691
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 2034	30,000	18,313
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	170,000	102,393

Issuer	Shares/Par	Value ($)

Tobacco - continued
Railsplitter Tobacco Settlement Authority, IL, 6%, 2028	$200,000	$194,150
Tobacco Settlement Financing Corp., 5%, 2031	750,000	581,310
		$1,036,857
Transportation - Special Tax - 0.5%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 2028	$600,000	$603,936

Universities - Colleges - 3.7%
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.625%, 2039	$500,000	$495,880
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 2040	250,000	232,825
Illinois Finance Authority Rev. (Roosevelt University Project), 6.5%, 2039	835,000	807,871
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities Board, 5%, 2034	2,500,000	2,515,450
		$4,052,026
Universities - Dormitories - 0.9%
Shelby County, TN, Health Educational & Housing Facilities Board Rev. (Rhodes College), 5.5%, 2040	$1,000,000	$1,003,040

Utilities - Municipal Owned - 13.6%
Chattanooga, TN, Electric Rev., “A”, 5%, 2033	$3,000,000	$3,050,640
Citizens Gas Utility District, TN, Gas Rev., 5%, 2035	1,000,000	877,490
Clarksville, TN, Electric System Rev., “A”, 5%, 2034	1,250,000	1,243,113
Elizabethton, TN, Electric System Rev., NATL, 4.5%, 2027	500,000	486,960
Guam Power Authority Rev., “A”, 5.5%, 2030	300,000	282,240
Johnson City, TN, Electric Rev., AGM, 5%, 2029	1,000,000	1,023,270
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 2033	195,000	207,281
Memphis, TN, Electric System Rev., 5%, 2016	2,000,000	2,285,920
Metropolitan Government of Nashville & Davidson County, TN, Electrical Rev., “A”, AMBAC, 5%, 2029 (f)	1,500,000	1,545,180
Metropolitan Government of Nashville & Davidson County, TN, Electrical Rev., Capital Appreciation, NATL, 0%, 2012	3,305,000	3,258,829
Puerto Rico Electric Power Authority, Power Rev., “XX”, 5.25%, 2040	870,000	748,913
		$15,009,836
Utilities - Other - 1.4%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2021	$225,000	$217,265
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	115,000	112,107

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Utilities - Other - continued
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2023	$85,000	$80,785
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2026	1,200,000	1,113,192
		$1,523,349
Water & Sewer Utility Revenue - 9.3%
Anderson County, TN, Water Authority, Water & Sewer Rev., 5%, 2036	$750,000	$738,345
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	1,000,000	924,500
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5.125%, 2047	810,000	706,466
Detroit, MI, Sewer Disposal System Rev., “B”, AGM, 7.5%, 2033	295,000	337,203
Harpeth Valley Utility District, TN, Davidson & Williamson Counties Rev., FGIC, 5.25%, 2037	1,000,000	1,001,030
Hendersonville, TN, Utility District Waterworks & Sewer Rev., AGM, 5%, 2031	1,000,000	1,013,770

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
Knoxville, TN, Waste Water System Rev., “A”, NATL, 5%, 2037	$2,620,000	$2,586,202
Rutherford County, TN, Water Rev., NATL, 5%, 2027	770,000	784,137
South Blount County, TN, Utility District Waterworks Rev., AGM, 5%, 2033	2,140,000	2,163,840
		$10,255,493
Total Municipal Bonds (Identified Cost, $111,361,789)		$109,729,184

Money Market Funds (v) - 0.1%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value	122,955	$122,955
Total Investments (Identified Cost, $111,484,744)		$109,852,139

Other Assets, Less Liabilities - 0.5%		598,005
Net Assets - 100.0%		$110,450,144

Derivative Contracts at 3/31/11

Futures Contracts Outstanding at 3/31/11

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	14	$1,666,438	June - 2011	$(3,440)

At March 31, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/11

MFS VIRGINIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 95.2%

Issuer	Shares/Par	Value ($)

Airport & Port Revenue - 6.1%
Metropolitan Washington, DC, Airport Authority Rev., 5.375%, 2028	$1,500,000	$1,503,194
Metropolitan Washington, DC, Airport Authority Rev., “A”, FGIC, 5.125%, 2024	1,000,000	1,002,880
Metropolitan Washington, DC, Airport Authority Rev., “A”, FGIC, 5%, 2025	705,000	698,549
Metropolitan Washington, DC, Airport Authority Rev., “A”, AGM, 5%, 2032	1,455,000	1,322,668
Metropolitan Washington, DC, Airport Authority Rev., “A”, NATL, 5%, 2035	3,000,000	2,617,080
Norfolk, VA, Airport Authority Rev., “A”, FGIC, 5.375%, 2017	1,755,000	1,765,056
Norfolk, VA, Airport Authority Rev., “A”, FGIC, 5%, 2022	3,000,000	3,007,020
Sacramento County, CA, Airport Systems Rev., 5%, 2040	2,095,000	1,826,987
Virginia Port Authority Facilities Rev., FGIC, 5%, 2036	3,000,000	2,671,170
Virginia Port Authority Facilities Rev., 5%, 2040	3,000,000	2,918,880
Virginia Resources Authority, Airport Rev., “B”, 5.125%, 2027	720,000	721,267
		$20,054,751
General Obligations - General Purpose - 2.3%
Commonwealth of Puerto Rico, “A”, 5.375%, 2033	$645,000	$576,571
Commonwealth of Puerto Rico, “A”, 6%, 2038	1,070,000	1,024,311
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2023	840,000	877,204
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2031	920,000	930,460
Puerto Rico Public Buildings Authority Rev., Guaranteed, “Q”, 5.625%, 2039	1,565,000	1,400,925
Stafford County, VA, Industrial Development Authority Rev., “B”, NATL, 5%, 2034	3,060,000	2,817,801
		$7,627,272
General Obligations - Improvement - 1.5%
Arlington County, VA, 4.5%, 2013 (c)	$50,000	$53,434
Arlington County, VA, 4.5%, 2028	205,000	206,240
Guam Government, “A”, 6.75%, 2029	925,000	924,908
Guam Government, “A”, 5.25%, 2037	540,000	433,722
Guam Government, “A”, 7%, 2039	110,000	113,647
Lynchburg, VA, Public Improvement, 5%, 2023	1,000,000	1,102,130
Virginia Beach, VA, Public Improvement, “B”, 5%, 2016	1,825,000	2,099,225
		$4,933,306
General Obligations - Schools - 0.0%
Los Angeles, CA, Unified School District, “D”, 5%, 2034	$125,000	$116,628

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - 17.6%
Albemarle County, VA, Industrial Development Authority, Hospital Rev. (Martha Jefferson Hospital), 5.25%, 2035	$3,000,000	$2,759,938
Arlington County, VA, Industrial Development Authority Rev. (Virginia Hospital Center Arlington Health Systems), 5.25%, 2011 (c)	2,600,000	2,656,550
Arlington County, VA, Industrial Development Authority, Hospital Facility Rev. (Virginia Hospital Center Arlington Health Systems), 5%, 2031	2,000,000	1,862,920
Charlotte County, VA, Industrial Development Authority Rev. (Halifax Hospital), 5%, 2037	1,000,000	855,860
Fairfax County, VA, Industrial Development Authority Rev. (Inova Health Systems), “A”, 5.5%, 2029	1,000,000	1,017,640
Fairfax County, VA, Industrial Development Authority Rev. (Inova Health Systems), “A”, 5.5%, 2035	1,500,000	1,512,585
Fairfax County, VA, Industrial Development Authority Rev. (Inova Health Systems), “C”, 5%, 2025	500,000	511,010
Fauquier County, VA, Industrial Development Authority, Hospital Rev., 5.25%, 2037	2,000,000	1,831,860
Fredericksburg, VA, Economic Development Authority, Hospital Facilities Rev. (Medicorp Health System), 5.25%, 2019	1,125,000	1,190,914
Fredericksburg, VA, Industrial Development Rev. (Medicorp Health Systems), “B”, 5.125%, 2033	750,000	677,205
Henrico County, VA, Economic Development Authority Rev., 5.6%, 2012 (c)	85,000	92,047
Henrico County, VA, Economic Development Authority Rev., 5.6%, 2030	1,915,000	1,825,129
Henrico County, VA, Economic Development Authority Rev. (Bon Secours Health Systems, Inc.), “B-2”, AGM, 5.25%, 2042	2,000,000	1,882,700
Henrico County, VA, Industrial Development Authority Rev. (Bon Secours Health Systems, Inc.), NATL, 6.25%, 2020	1,500,000	1,632,840
Illinois Finance Authority Rev. (Central Dupage Health), 5%, 2027	695,000	666,248
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	970,000	958,777
Indiana Finance Authority Rev. (Sisters of St. Francis Health Services), 5.375%, 2032	2,075,000	1,991,793
Loudoun County, VA, Industrial Development Authority, Hospital Rev. (Loudoun Hospital Center), “A”, 6.1%, 2012 (c)	1,000,000	1,072,800
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	1,635,000	1,423,676

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	$200,000	$192,296
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	635,000	618,801
Ohio Higher Educational Facility Commission Rev. (University Hospital Health System), 6.75%, 2039	1,315,000	1,354,884
Peninsula Ports Authority, VA, Health System Rev. (Riverside Health System), 5%, 2018	3,580,000	3,587,267
Prince William County, VA, Industrial Development Authority, Hospital Rev. (Potomac Hospital Corp.), 5.2%, 2026	1,000,000	920,020
Roanoke, VA, Economic Development Authority, Hospital Rev. (Carilion Medical Center), 5%, 2033	2,000,000	1,857,760
Roanoke, VA, Industrial Development Authority, Hospital Rev. (Bedford Memorial Hospital), “B”, ASSD GTY, 5%, 2038	3,000,000	2,704,020
Roanoke, VA, Industrial Development Authority, Hospital Rev. (Roanoke Memorial Hospital), “B”, ETM, NATL, 6.125%, 2017 (c)	3,000,000	3,437,820
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 8.25%, 2039	1,805,000	2,037,917
St. Louis Park, MN, Health Care Facilities Rev. (Nicollet Health Services), 5.75%, 2039	485,000	452,364
Virginia Small Business Financing Authority, Healthcare Facility Rev. (Sentra Healthcare), 5%, 2040	4,000,000	3,815,880
Virginia Small Business Financing Authority, Hospital Rev. (Wellmont Health Project), “A”, 5.25%, 2037	2,000,000	1,679,680
Washington County, VA, Industrial Development Authority, Hospital Facilities Rev. (Mountain States Health Alliance), “C”, 7.5%, 2029	1,400,000	1,522,892
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 2029	220,000	223,016
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 2039	530,000	538,862
Winchester, VA, Industrial Development Authority, Hospital Rev. (Valley Health Systems), “E”, 5.75%, 2039	3,000,000	2,946,660
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	1,880,000	1,947,849
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	1,280,000	1,095,514
		$57,355,994
Healthcare Revenue - Long Term Care - 1.5%
Chesterfield County, VA, Health Center Commission Residential Care Facility, 6.25%, 2038	$750,000	$632,108

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Long Term Care - continued
Henrico County, VA, Economic Development Authority Residential Care, 6.7%, 2012 (c)	$200,000	$213,592
Henrico County, VA, Economic Development Authority Residential Care, 6.7%, 2027	550,000	538,274
James City County, VA, Economic Development (WindsorMeade Project), “A”, 5.5%, 2037	1,000,000	569,490
Lexington, VA, Industrial Development Authority Residential Care Facilities (Kendal at Lexington), “A”, 5.5%, 2037	1,000,000	763,160
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), “A”, 6.125%, 2035	1,240,000	1,060,572
Suffolk, VA, Industrial Development Authority, Retirement Facilities Rev. (Lake Prince Center, Inc.), 5.3%, 2031	750,000	594,720
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 2030	175,000	170,805
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 2040	265,000	258,449
		$4,801,170
Industrial Revenue - Environmental Services - 1.0%
Charles City County, VA, Industrial Development Authority, Solid Waste Disposal Facility Rev. (Waste Management, Inc.), 6.25%, 2027 (b)	$1,500,000	$1,553,400
Henrico County, VA, Industrial Development Authority Rev. (Browning Ferris, Inc.), 5.45%, 2014	1,750,000	1,848,613
		$3,402,013
Industrial Revenue - Other - 1.1%
Loudoun County, VA, Industrial Development Authority Rev. (Dulles Airport Marriott Hotel), 7.125%, 2015	$2,000,000	$2,003,840
Peninsula Ports Authority, VA, Coal Terminal Rev. (Dominion Terminal Associates), 6%, 2033	1,000,000	999,990
Virgin Islands Public Finance Authority, Refinery Facilities Rev. (Hovensa Coker Project), 5.875%, 2022	750,000	682,283
		$3,686,113
Industrial Revenue - Paper - 0.3%
Bedford County, VA, Industrial Development Authority Rev. (Nekooska Packaging Corp.), 5.6%, 2025	$1,000,000	$922,770
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 2019 (d)	1,750,000	39,900
		$962,670
Miscellaneous Revenue - Other - 0.2%
Norfolk, VA, Airport Authority Rev. (Air Cargo), 6.25%, 2030	$500,000	$440,760

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Miscellaneous Revenue - Other - continued
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 2040	$80,000	$78,658
		$519,418
Multi-Family Housing Revenue - 4.4%
Arlington County, VA, Industrial Development Authority Rev. (Colonial Village), FNMA, 5.15%, 2031	$3,000,000	$2,961,058
Virginia Housing Development Authority Rev., “C”, 5.625%, 2038	1,355,000	1,313,442
Virginia Housing Development Authority Rev., “D”, 4.6%, 2033	1,000,000	888,770
Virginia Housing Development Authority Rev., Rental Housing, “B”, 5.5%, 2030	1,450,000	1,474,650
Virginia Housing Development Authority Rev., Rental Housing, “B”, 5%, 2045	3,050,000	2,883,135
Virginia Housing Development Authority Rev., Rental Housing, “E”, 4.8%, 2039	3,000,000	2,780,730
Virginia Housing Development Authority Rev., Rental Housing, “F”, 5%, 2045	2,125,000	1,999,583
		$14,301,368
Parking - 0.5%
Norfolk, VA, Parking Systems Rev., NATL, 5%, 2020	$1,630,000	$1,630,913

Sales & Excise Tax Revenue - 3.6%
Puerto Rico Infrastructure Financing Authority, Special Tax Rev., “C”, FGIC, 5.5%, 2022	$1,445,000	$1,458,135
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 2057	2,135,000	2,042,213
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2028	1,470,000	1,433,044
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.375%, 2039	4,650,000	4,232,523
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, 0%, 2034	3,795,000	781,808
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2033	3,285,000	744,775
Regional Transportation District, CO, Private Activity Rev. (Denver Transportation Partners), 6%, 2041	1,320,000	1,184,212
		$11,876,710
Single Family Housing - State - 5.1%
Virginia Housing Development Authority Commonwealth, 5.1%, 2035	$2,000,000	$1,881,780
Virginia Housing Development Authority Commonwealth, “A”, 5%, 2031	2,000,000	1,962,940
Virginia Housing Development Authority Commonwealth, “B”, 4.75%, 2032	2,000,000	1,814,220
Virginia Housing Development Authority Commonwealth, “C”, 4.4%, 2022	1,270,000	1,198,969
Virginia Housing Development Authority Commonwealth, “C”, 4.66%, 2027	1,285,000	1,175,210

Issuer	Shares/Par	Value ($)

Single Family Housing - State - continued
Virginia Housing Development Authority Commonwealth, “C”, 4.625%, 2027	$2,630,000	$2,388,592
Virginia Housing Development Authority Commonwealth, “C”, 4.75%, 2032	1,795,000	1,625,265
Virginia Housing Development Authority Rev., Rental Housing, “F”, 5.1%, 2041	3,770,000	3,657,466
Virginia Housing Development Authority, Commonwealth Mortgage, “A-5”, 4.4%, 2015	1,000,000	1,030,530
		$16,734,972
State & Agency - Other - 3.4%
Fairfax County, VA, “A”, 5%, 2019	$4,000,000	$4,638,440
Fairfax County, VA, COP, 6.1%, 2017	3,090,000	3,334,048
New York State Dormitory Authority Rev. (State University) , “B”, FGIC, 5.25%, 2019	1,540,000	1,679,616
Virginia Biotechnology Research Park Lease Rev. (Consolidated Laboratories), 5%, 2021	1,500,000	1,528,740
		$11,180,844
State & Local Agencies - 13.7%
Caroline County, VA, Industrial Development Authority Lease Rev., AMBAC, 5.125%, 2034	$1,000,000	$904,640
Chesapeake, VA, Industrial Development Authority (Chesapeake Court House), NATL, 6.25%, 2011	1,410,000	1,415,118
Chesapeake, VA, Industrial Development Authority (Chesapeake Court House), NATL, 5.25%, 2017	2,000,000	2,003,540
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 0.958%, 2037	1,915,000	1,213,995
Dinwiddie County, VA, Industrial Development Authority Lease Rev., “B”, NATL, 5%, 2030	2,500,000	2,422,675
Fairfax County, VA, Economic Development Authority (Fairfax Public Improvement Project), 5%, 2030	1,000,000	1,017,470
Fairfax County, VA, Economic Development Authority Rev. (U.S. Route 28), NATL, 5%, 2029	1,000,000	1,016,350
Front Royal & Warren County, VA, Industrial Development Authority Lease Rev., School & Capital Improvement, “B”, AGM, 5%, 2035	2,875,000	2,847,228
King George County, VA, Industrial Development Authority Lease Rev., AGM, 5%, 2036	2,000,000	1,977,440
Manassas Park, VA, Economic Development Authority Lease Rev., “A”, 6%, 2035	1,000,000	954,470
Middlesex County, VA, Industrial Development Authority Rev., AMBAC, 5.125%, 2012 (c)	1,000,000	1,071,080
Middlesex County, VA, Industrial Development Authority Rev., AMBAC, 5.25%, 2012 (c)	2,000,000	2,145,440
Montgomery County, VA, Industrial Development Authority (Public Facilities Project), 5%, 2029	500,000	511,270
Orange County, VA, Industrial Development Authority (Orange County Project), AMBAC, 5%, 2012 (c)	1,000,000	1,047,770

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

State & Local Agencies - continued
Powhatan County, VA, 5%, 2032	$2,500,000	$2,544,250
Powhatan County, VA, Economic Development Authority Lease Rev. (Virginia Capital Projects), AMBAC, 5.25%, 2033	1,000,000	1,004,090
Prince William County, VA, Lease Partnerships, 5%, 2021	1,500,000	1,578,930
Richmond, VA, Public Facilities (Megahertz Project), “A”, COP, AMBAC, 5%, 2022	1,600,000	1,605,424
Southwest Virginia Regional Jail Authority Rev., NATL, 5%, 2035	1,720,000	1,514,959
Stafford County, VA, Economic Development Authority Lease Rev., ASSD GTY, 5%, 2033	3,000,000	3,005,250
Virginia College Building Authority, Educational Facilities Rev., 5%, 2023	2,140,000	2,371,848
Virginia College Building Authority, Educational Facilities Rev., 4.5%, 2032	1,550,000	1,484,156
Virginia College Building Authority, Educational Facilities Rev. (21st Century College & Equipment), “A”, 5%, 2029	1,500,000	1,570,050
Virginia Public Building Authority, Public Facilities Rev., “B”, 5.25%, 2028	1,000,000	1,063,590
Virginia Public Building Authority, Public Facilities Rev., “B”, 5%, 2029	1,050,000	1,100,159
Virginia Public Building Authority, Public Facilities Rev., “B-3”, 4%, 2021	1,000,000	1,043,850
Virginia Public School Authority (1997 Resolution), “A”, 5%, 2030	1,000,000	1,040,760
Virginia Public School Authority (1997 Resolution), “C”, 5%, 2016	3,000,000	3,450,540
		$44,926,342
Tax - Other - 1.1%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$365,000	$350,145
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	120,000	114,979
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 2029	830,000	850,252
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2029	250,000	221,503
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2039	285,000	234,937
Virgin Islands Public Finance Authority Rev., “B”, 5%, 2025	250,000	242,233
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2029	1,645,000	1,460,151
		$3,474,200
Tobacco - 1.4%
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 2047	$550,000	$366,520
Railsplitter Tobacco Settlement Authority, IL, 6%, 2028	1,575,000	1,528,931
Tobacco Settlement Financing Corp., 5.625%, 2015 (c)	1,000,000	1,158,120

Issuer	Shares/Par	Value ($)

Tobacco - continued
Virgin Islands Tobacco Settlement Financing Corp., 5%, 2021	$365,000	$337,866
Virginia Tobacco Settlement Financing Corp., “B-1”, 5%, 2047	2,000,000	1,156,980
		$4,548,417
Toll Roads - 0.6%
Metropolitan Washington, DC, Airports Authority Rev. (Dulles Toll Road), “A”, 5%, 2039	$2,000,000	$1,851,520

Transportation - Special Tax - 0.9%
Washington, DC, Metropolitan Area Transit Authority Gross Rev., “A”, 5.25%, 2029	$1,485,000	$1,539,128
Washington, DC, Metropolitan Area Transit Authority Gross Rev., “A”, 5.125%, 2032	1,365,000	1,381,817
		$2,920,945
Universities - Colleges - 4.8%
Amherst, VA, Industrial Development Authority Rev. (Educational Facilities Sweet Briar), 5%, 2026	$1,770,000	$1,577,194
Florida State University Board of Governors, System Improvement Rev., 6.25%, 2030	1,000,000	1,108,380
Illinois Finance Authority Rev. (Roosevelt University Project), 6.5%, 2039	2,130,000	2,060,796
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 2030	615,000	533,303
University of Virginia (University Rev.), “B”, 5%, 2027	2,690,000	2,751,036
Virginia College Building Authority, Educational Facilities Rev. (Regent University), 5%, 2026	2,000,000	1,864,800
Virginia College Building Authority, Educational Facilities Rev. (Richmond University), “A”, 5%, 2021	2,115,000	2,408,964
Virginia College Building Authority, Educational Facilities Rev. (Roanoke College), 4.5%, 2037	2,180,000	1,760,241
Virginia College Building Authority, Educational Facilities Rev. (Washington & Lee University), NATL, 5.25%, 2031	1,000,000	1,084,830
Virginia Small Business Financing Authority, Educational Facilities Rev. (Roanoke College), 5.5%, 2033	500,000	489,390
		$15,638,934
Universities - Secondary Schools - 0.6%
Alexandria, VA, Industrial Development Authority, Educational Facilities Rev. (Episcopal High School), “A”, 5%, 2040	$1,900,000	$1,794,835

Utilities - Investor Owned - 1.5%
Farmington, NM, Pollution Control Rev. (Arizona Public Service Co.), “A”, 4.7%, 2024	$1,205,000	$1,135,218
Halifax County, VA, Industrial Development Authority (Old Dominion Electric Cooperative), AMBAC, 5.625%, 2028	3,000,000	3,055,650

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Utilities - Investor Owned - continued
Mecklenburg County, VA, Industrial Development Authority Rev. (UAE Mecklenburg LP), 6.5%, 2017	$700,000	$703,199
		$4,894,067
Utilities - Municipal Owned - 4.2%
Bristol, VA, Utility Systems Rev., ETM, AGM, 5.75%, 2016 (c)	$240,000	$287,119
Guam Power Authority Rev., AMBAC, 5.25%, 2015	2,020,000	2,021,737
Guam Power Authority Rev., “A”, 5.5%, 2030	785,000	738,528
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 2033	470,000	499,601
Puerto Rico Electric Power Authority, Power Rev., “WW”, 5.5%, 2038	2,000,000	1,783,560
Puerto Rico Electric Power Authority, Power Rev., “XX”, 5.25%, 2040	2,540,000	2,186,483
Richmond, VA, Public Utilities Rev., AGM, 5%, 2012 (c)(f)	5,000,000	5,182,800
Richmond, VA, Public Utilities Rev., AGM, 5%, 2035	1,000,000	1,007,790
		$13,707,618
Utilities - Other - 0.9%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	$945,000	$931,713
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2021	555,000	535,919
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	290,000	282,704
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2024	215,000	202,627
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2026	1,140,000	1,057,532
		$3,010,495
Water & Sewer Utility Revenue - 16.9%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2038	$1,885,000	$1,769,732
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	3,000,000	2,773,500
Fairfax County, VA, Water Authority Rev., 5%, 2012 (c)	800,000	837,184
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 2040	620,000	523,987
Hampton Roads, VA, Sanitation District Wastewater Rev., 5%, 2033	2,000,000	2,033,000
Hampton Roads, VA, Sanitation District Wastewater Rev., 5%, 2038	3,750,000	3,758,738
James City, VA, Water & Sewer Rev., 5%, 2040	1,290,000	1,291,367
Norfolk, VA, Water Rev., 4.75%, 2038	4,000,000	3,816,600
Norfolk, VA, Water Rev., 4%, 2039	4,400,000	3,625,776
Spotsylvania County, VA, Water & Sewer Rev., AGM, 5%, 2022	1,450,000	1,460,774

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
Spotsylvania County, VA, Water & Sewer Rev., AGM, 4.5%, 2032	$1,500,000	$1,432,860
Spotsylvania County, VA, Water & Sewer Rev., AGM, 4.75%, 2035	1,500,000	1,393,170
Spotsylvania County, VA, Water & Sewer Rev., AGM, 5%, 2035	1,000,000	969,920
Upper Occoquan, VA, Sewage Authority Regional Sewage Rev., 5%, 2041	2,000,000	2,006,220
Virginia Resources Authority Rev., 5%, 2013 (c)(u)	55,000	61,048
Virginia Resources Authority Rev., 5%, 2013 (c)(u)	60,000	66,598
Virginia Resources Authority Rev., 5%, 2013 (c)(u)	375,000	416,235
Virginia Resources Authority Rev., 5%, 2021 (u)	2,725,000	2,901,362
Virginia Resources Authority Rev., 5%, 2023 (u)	2,980,000	3,145,360
Virginia Resources Authority Rev., 5%, 2033 (u)	4,645,000	4,698,418
Virginia Resources Authority Sewer Systems Rev. (Hopewell Regional Wastewater), 5.75%, 2021	1,335,000	1,344,118
Virginia Resources Authority, Clean Water Rev., 4.75%, 2027	3,000,000	3,103,200
Virginia Resources Authority, Clean Water Rev., 5%, 2031	1,000,000	1,031,390
Virginia Resources Authority, Infrastructure Rev., 5%, 2017	255,000	258,055
Virginia Resources Authority, Infrastructure Rev., NATL, 5.5%, 2019	230,000	233,167
Virginia Resources Authority, Infrastructure Rev., NATL, 5.5%, 2020	240,000	243,305
Virginia Resources Authority, Infrastructure Rev. (Virginia Pooled Funding Program), “B”, 5.25%, 2033	3,000,000	3,100,140
Virginia Resources Authority, Infrastructure Rev. (Virginia Pooled Funding Program), “B”, 5%, 2040	1,400,000	1,382,906
Virginia Resources Authority, Infrastructure Rev., “A”, NATL, 5.5%, 2011 (c)	660,000	669,088
Virginia Resources Authority, Infrastructure Rev., “A”, NATL, 5.5%, 2011 (c)	710,000	719,777
Virginia Resources Authority, Infrastructure Rev., “A”, NATL, 5.5%, 2011 (c)	700,000	709,639
Virginia Resources Authority, Infrastructure Rev., “A”, NATL, 5.5%, 2011 (c)	750,000	760,328
Virginia Resources Authority, Infrastructure Rev., “B”, 5%, 2038	2,600,000	2,622,725
		$55,159,687
Total Municipal Bonds (Identified Cost, $320,442,980)		$311,111,202

Portfolio of Investments – continued

Common Stocks - 0.0%

Issuer	Shares/Par	Value ($)

Containers - 0.0%
Smurfit-Stone Container Enterprises (Identified Cost, $0)	343	$13,257

Money Market Funds (v) - 3.1%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value	10,158,215	$10,158,215
Total Investments (Identified Cost, $330,601,195)		$321,282,674

Other Assets, Less Liabilities - 1.7%		5,629,124
Net Assets - 100.0%		$326,911,798

Derivative Contracts at 3/31/11

Futures Contracts Outstanding at 3/31/11

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	33	$3,928,031	June - 2011	$(8,107)
U.S. Treasury Bond 30 yr (Short)	USD	60	7,211,250	June - 2011	(13,804)

					$(21,911)

At March 31, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/11

MFS WEST VIRGINIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.3%

Issuer	Shares/Par	Value ($)

General Obligations - General Purpose - 11.1%
Commonwealth of Puerto Rico, Public Improvement, 5.25%, 2023	$1,500,000	$1,511,512
Commonwealth of Puerto Rico, Public Improvement, “A”, CIFG, 5%, 2034	780,000	665,488
Puerto Rico Public Buildings Authority Rev. (State Office Building), “F”, SYNCORA, 5.25%, 2025	2,000,000	1,894,720
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2023	660,000	689,231
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2031	725,000	733,243
Puerto Rico Public Buildings Authority Rev., Guaranteed, “Q”, 5.625%, 2039	740,000	662,418
State of West Virginia, NATL, 5%, 2015	1,500,000	1,695,825
State of West Virginia, 4%, 2022	2,000,000	2,057,120
State of West Virginia, 4%, 2023	2,000,000	2,033,700
West Virginia Sewer Improvements, FGIC, 5.5%, 2017	2,565,000	2,569,207
		$14,512,464
General Obligations - Improvement - 0.2%
Guam Government, “A”, 6.75%, 2029	$35,000	$34,997
Guam Government, “A”, 5.25%, 2037	250,000	200,798
Guam Government, “A”, 7%, 2039	45,000	46,492
		$282,287
General Obligations - Schools - 5.6%
Hancock County, WV, Board of Education, 5%, 2019	$1,130,000	$1,290,065
Monongalia County, WV, Board of Education, NATL, 5%, 2027	2,350,000	2,415,189
Putnam County, WV, Board of Education, 4%, 2020	2,500,000	2,632,175
Putnam County, WV, Board of Education, 4%, 2025	1,000,000	1,004,520
		$7,341,949
Healthcare Revenue - Hospitals - 12.0%
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	$725,000	$661,780
Illinois Finance Authority Rev. (Edward Hospital), “A”, AMBAC, 5.5%, 2040	945,000	849,593
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 2028	450,000	426,087
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	420,000	415,141
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	410,000	383,075
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 2045	290,000	268,813

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	$725,000	$631,294
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	85,000	81,726
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 2039	855,000	785,548
Ohio County, WV, County Commission Health System Rev. (Ohio Valley Medical Center), 5.75%, 2013	325,000	302,487
Randolph County, WV, Community Health Systems Rev. (Davis Health Systems, Inc.), AGM, 5.2%, 2021	1,000,000	1,010,020
Weirton, WV, Municipal Hospital Building, Commission Rev. (Weirton Hospital Medical Center), 6.375%, 2031	595,000	516,793
West Virginia Hospital Finance Authority, Hospital Rev. (Camden Clark Memorial Hospital), ASSD GTY, 5.875%, 2034	1,000,000	1,010,880
West Virginia Hospital Finance Authority, Hospital Rev. (Charleston Area Medical Center), “A”, ETM, 6.5%, 2023 (c)	2,000,000	2,521,000
West Virginia Hospital Finance Authority, Hospital Rev. (Health Systems Obligations), 5.75%, 2039	1,000,000	965,000
West Virginia Hospital Finance Authority, Hospital Rev. (Thomas Health System), 6.5%, 2038	500,000	446,365
West Virginia Hospital Finance Authority, Hospital Rev. (United Hospital Center, Inc.), “A”, AMBAC, 5%, 2022	2,500,000	2,509,975
West Virginia Hospital Finance Authority, Hospital Rev. (West Virginia United Health Systems), “E”, 5.625%, 2035	1,000,000	984,990
West Virginia Hospital Finance Authority, Hospital Rev. (West Virginia University Hospital), AMBAC, 5%, 2018	1,000,000	1,002,010
		$15,772,577
Industrial Revenue - Other - 0.2%
Virgin Islands Public Finance Authority, Refinery Facilities Rev. (Hovensa Coker Project), 5.875%, 2022	$350,000	$318,399

Miscellaneous Revenue - Other - 1.9%
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Air Cargo), 6.65%, 2025	$545,000	$513,167
West Virginia, Higher Education Policy Commission Rev. (Community & Technology-Capital Improvement), “A”, 5%, 2039	2,000,000	1,920,960
		$2,434,127

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Sales & Excise Tax Revenue - 2.1%
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 2057 (f)	$1,015,000	$970,888
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2028	635,000	619,036
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 6%, 2039	585,000	581,783
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 2041	585,000	519,550
		$2,691,257
Single Family Housing - State - 3.9%
West Virginia Housing Development Fund Rev., “A”, 4.625%, 2032	$590,000	$540,051
West Virginia Housing Development Fund Rev., “B”, 5.15%, 2032	3,255,000	3,131,863
West Virginia Housing Development Fund Rev., “C”, 4.75%, 2040	1,520,000	1,415,500
		$5,087,414
State & Local Agencies - 17.7%
FYI Properties Lease Rev. (Washington State Project), 5.5%, 2034	$545,000	$546,019
West Virginia Building Commission, Lease Rev. “B”, AMBAC, 5.375%, 2018	2,500,000	2,560,875
West Virginia Building Commission, Lease Rev. (WV Regional Jail), “A”, AMBAC, 5.375%, 2018	8,040,000	8,359,108
West Virginia Economic Development Authority (Correctional Juvenile & Public), “A”, NATL, 5%, 2026	2,100,000	2,167,557
West Virginia Economic Development Authority (Correctional Juvenile Safety), “A”, NATL, 5%, 2029	1,530,000	1,542,776
West Virginia Economic Development Authority, Auto Lease Rev., 5.2%, 2033	1,000,000	1,004,690
West Virginia Economic Development Authority, Auto Lease Rev. (Capitol Parking Garage), AMBAC, 5.8%, 2020	1,260,000	1,266,048
West Virginia Economic Development Authority, Department of Environmental Protection, 5.5%, 2022	2,000,000	2,100,080
West Virginia Economic Development Authority, Lease Rev. (State Office Building), 5%, 2020	1,000,000	1,021,950
West Virginia Economic Development Authority, Lease Rev. (State Office Building), “B”, NATL, 5.25%, 2025	645,000	659,293
West Virginia Economic Development Authority, Lease Rev. (State Office Building), “B”, NATL, 5.25%, 2030	1,355,000	1,371,761
West Virginia Hospital Finance Authority, Hospital Rev. (Veterans Nursing Home), 5.5%, 2034	795,000	685,688
		$23,285,845
Tax - Other - 6.1%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$160,000	$153,488

Issuer	Shares/Par	Value ($)

Tax - Other - continued
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	$55,000	$52,699
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 2029	360,000	368,784
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2029	110,000	97,461
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2039	120,000	98,921
Virgin Islands Public Finance Authority Rev., “B”, 5%, 2025	110,000	106,582
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2029	390,000	346,176
West Virginia Economic Development Authority, Lottery Rev., “A”, 5%, 2040	2,000,000	1,916,940
West Virginia School Building Authority, Excess Lottery Rev., 5%, 2026	1,000,000	1,024,320
West Virginia School Building Authority, Excess Lottery Rev., 5%, 2028	750,000	759,945
West Virginia School Building Authority, Excess Lottery Rev., “B”, 5%, 2030	1,000,000	1,002,860
West Virginia School Building Authority, Rev., “A”, FGIC, 5%, 2020	2,000,000	2,109,340
		$8,037,516
Tax Assessment - 0.6%
Morgantown, WV, Tax Increment Rev., Parking Garage Project, “A”, 5%, 2033	$500,000	$445,570
Ohio County, WV, Commission Tax Increment Rev. (Fort Henry Centre), “A”, 5.85%, 2034	300,000	269,211
		$714,781
Tobacco - 0.8%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$185,000	$140,691
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	620,000	601,865
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 2034	195,000	119,034
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	360,000	216,832
		$1,078,422
Transportation - Special Tax - 0.7%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, 4.95%, 2026	$950,000	$909,169

Universities - Colleges - 15.2%
Fairmont State College, WV, College Rev., “A”, FGIC, 5.375%, 2027	$1,500,000	$1,520,925
Fairmont State College, WV, College Rev., “A”, FGIC, 5%, 2032	1,210,000	1,213,594
Fairmont State College, WV, College Rev., “B”, FGIC, 5%, 2032	2,250,000	2,186,888
Marshall University, WV, University Rev., 5%, 2030	2,000,000	1,961,380

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
North Carolina Capital Facilities, Finance Agency Rev. (Duke University), “A”, 5%, 2041	$100,000	$100,159
Puerto Rico Industrial Tourist Education (University Plaza), NATL, 5%, 2021	1,270,000	1,270,356
Shepherd University Board of Governors, WV Rev. (Residence Facilities Projects), NATL, 5%, 2035	1,675,000	1,602,473
West Virginia Department of Higher Education (Marshall University), FGIC, 5.25%, 2019	1,680,000	1,686,031
West Virginia Department of Higher Education (Student Union James C. Wilson College), 5.125%, 2022	1,500,000	1,524,600
West Virginia Department of Higher Education, “B”, FGIC, 5%, 2029	2,000,000	2,002,180
West Virginia University, University Systems Rev. (West Virginia University), “A”, NATL, 5.5%, 2020	1,700,000	1,872,057
West Virginia University, University Systems Rev. (West Virginia University), “A”, NATL, 5.25%, 2028	2,000,000	2,073,040
West Virginia, Higher Education Facilities Rev., “B”, FGIC, 5%, 2034	1,000,000	973,350
		$19,987,033
Utilities - Investor Owned - 3.7%
Delaware Economic Development Authority Rev. (Indian River Power LLC), 5.375%, 2045	$585,000	$494,196
Mason County, WV, Pollution Control Rev. (Appalachian Power Co.), 5.5%, 2022	750,000	750,488
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 2020	470,000	513,287
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 2029 (b)	340,000	372,222
Pleasants County, WV, Pollution Control Rev. (Allegheny Community), “F”, 5.25%, 2037	300,000	262,773
West Virginia Economic Development Authority, Solid Waste Disposal Facilities Rev., AMBAC, 4.9%, 2037	3,000,000	2,468,010
		$4,860,976
Utilities - Municipal Owned - 0.9%
Guam Power Authority Rev., “A”, 5.5%, 2030	$325,000	$305,760
Puerto Rico Electric Power Authority, Power Rev., “XX”, 5.25%, 2040	1,085,000	933,990
		$1,239,750
Utilities - Other - 1.3%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 2039	$615,000	$622,171
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	480,000	473,251
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2021	245,000	236,577
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	125,000	121,855

Issuer	Shares/Par	Value ($)

Utilities - Other - continued
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2021	$290,000	$281,094
		$1,734,948
Water & Sewer Utility Revenue - 12.3%
Berkeley County, WV, Public Service Sewer District, “A”, 5%, 2047	$1,000,000	$765,670
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	2,005,000	1,853,623
Detroit, MI, Sewer Disposal System Rev., “B”, AGM, 7.5%, 2033	310,000	354,349
Fairmont, WV, Waterworks Rev., AMBAC, 5.25%, 2022	200,000	201,334
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 2040	515,000	435,247
West Virginia Water Development Authority Loan Program, “A”, AGM, 5%, 2044	2,000,000	1,808,840
West Virginia Water Development Authority Loan Program, “B”, AMBAC, 5.125%, 2024	2,140,000	2,195,533
West Virginia Water Development Authority Rev., AMBAC, 6.25%, 2020	1,000,000	1,011,010
West Virginia Water Development Authority Rev., AMBAC, 5.25%, 2023	1,000,000	1,034,460
West Virginia Water Development Authority Rev., AMBAC, 5%, 2026	2,850,000	2,873,057
West Virginia Water Development Authority, Infrastructure Rev., “A”, AMBAC, 5%, 2033	1,950,000	1,913,847
West Virginia Water Development Authority, Infrastructure Rev., “A”, AGM, 4.75%, 2045	2,000,000	1,759,160
		$16,206,130
Total Municipal Bonds (Identified Cost, $129,526,782)		$126,495,044

Money Market Funds (v) - 1.5%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value	1,961,779	$1,961,779
Total Investments (Identified Cost, $131,488,561)		$128,456,823

Other Assets, Less Liabilities - 2.2%		2,917,689
Net Assets - 100.0%		$131,374,512

Portfolio of Investments – continued

Derivatives Contracts at 3/31/11

Futures Contracts Outstanding at 3/31/11

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	14	$1,666,438	June - 2011	$(3,440)

At March 31, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

Portfolio Footnotes:

(b)	Mandatory tender date is earlier than stated maturity date.
(c)	Refunded bond.
(d)	Non-income producing security – in default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(p)	Primary inverse floater.
(q)	Interest received was less than stated coupon rate.
(u)	Underlying security deposited into special purpose trust (“the trust”) by investment banker upon creation of self-deposited inverse floaters.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
LOC	Letter of Credit
Insurers		Inverse Floaters
AGM	Assured Guaranty Municipal	RITES	Residual Interest Tax-Exempt Security
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
CIFG	CDC IXIS Financial Guaranty
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.
RADIAN	Radian Asset Assurance, Inc.
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 3/31/11

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Assets
Investments –
Non-affiliated issuers, at identified cost	$104,317,537	$199,208,275	$383,386,118	$130,539,189
Underlying affiliated funds, at cost and net asset value	1,934,688	6,762,934	4,540,930	4,443,576
Total investments, at identified cost	$106,252,225	$205,971,209	$387,927,048	$134,982,765
Unrealized appreciation (depreciation)	(2,030,625)	(4,398,835)	(6,331,114)	(4,455,697)
Total investments, at value	$104,221,600	$201,572,374	$381,595,934	$130,527,068
Receivables for
Daily variation margin on open futures contracts	938	1,875	3,750	1,219
Investments sold	1,933,280	3,863,607	14,694,107	130,000
Fund shares sold	36,642	25,325	535,886	81,425
Interest	1,423,577	3,137,408	6,199,116	2,209,141
Other assets	1,289	2,127	3,834	1,583
Total assets	$107,617,326	$208,602,716	$403,032,627	$132,950,436

Liabilities
Payables for
Distributions	$133,129	$231,056	$523,922	$155,413
Fund shares reacquired	318,797	203,790	706,838	322,139
Payable to the holder of the floating rate certificate from trust assets	—	—	8,008,970	947,493
Payable for interest expense and fees	—	—	18,154	2,738
Payable to affiliates
Investment adviser	2,788	5,359	10,079	3,405
Shareholder servicing costs	10,364	17,796	40,206	16,785
Distribution and service fees	1,039	4,375	8,385	6,763
Payable for independent Trustees’ compensation	5,621	7,204	10,006	5,576
Accrued expenses and other liabilities	21,047	32,749	46,404	30,692
Total liabilities	$492,785	$502,329	$9,372,964	$1,491,004
Net assets	$107,124,541	$208,100,387	$393,659,663	$131,459,432

Net assets consist of
Paid-in capital	$108,837,123	$213,738,113	$398,815,428	$136,963,126
Unrealized appreciation (depreciation) on investments	(2,033,082)	(4,412,951)	(6,346,693)	(4,463,722)
Accumulated net realized gain (loss) on investments	255,445	(1,210,362)	969,606	(1,076,506)
Accumulated undistributed (distributions in excess of) net investment income	65,055	(14,413)	221,322	36,534
Net assets	$107,124,541	$208,100,387	$393,659,663	$131,459,432

Statements of Assets and Liabilities – continued

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Net assets
Class A	$104,477,839	$171,142,096	$320,833,847	$118,709,443
Class B	2,646,702	8,177,974	8,296,154	12,749,989
Class C	—	28,780,317	64,529,662	—
Total net assets	$107,124,541	$208,100,387	$393,659,663	$131,459,432

Shares of beneficial interest outstanding
Class A	11,151,400	16,551,713	28,700,019	12,457,482
Class B	282,144	793,037	743,026	1,334,554
Class C	—	2,786,905	5,775,936	—
Total shares of beneficial interest outstanding	11,433,544	20,131,655	35,218,981	13,792,036

Class A shares
Net asset value per share
(net assets/shares of beneficial interest outstanding)	$9.37	$10.34	$11.18	$9.53
Offering price per share (100 / 95.25 × net asset value per share)	$9.84	$10.86	$11.74	$10.01

Class B shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$9.38	$10.31	$11.17	$9.55

Class C shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$—	$10.33	$11.17	$—

On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

Statements of Assets and Liabilities – continued

At 3/31/11	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Assets
Investments –
Non-affiliated issuers, at identified cost	$168,001,835	$111,361,789	$320,442,980	$129,526,782
Underlying affiliated funds, at cost and net asset value	5,814,158	122,955	10,158,215	1,961,779
Total investments, at identified cost	$173,815,993	$111,484,744	$330,601,195	$131,488,561
Unrealized appreciation (depreciation)	(3,555,850)	(1,632,605)	(9,318,521)	(3,031,738)
Total investments, at value	$170,260,143	$109,852,139	$321,282,674	$128,456,823
Receivables for
Daily variation margin on open futures contracts	1,594	1,313	3,094	1,313
Investments sold	692,183	192,925	6,553,106	886,818
Fund shares sold	226,214	217,146	211,463	121,030
Interest	2,721,645	1,660,642	5,288,177	2,201,333
Other assets	1,929	1,313	3,169	1,405
Total assets	$173,903,708	$111,925,478	$333,341,683	$131,668,722

Liabilities
Payables for
Distributions	$197,493	$158,124	$449,306	$143,027
Investments purchased	—	997,500	—	—
Fund shares reacquired	302,288	276,905	441,029	108,691
Payable to the holder of the floating rate certificate from trust assets	—	—	5,424,549	—
Payable for interest expense and fees	—	—	20,973	—
Payable to affiliates
Investment adviser	4,470	2,870	8,383	3,401
Shareholder servicing costs	19,029	11,219	29,322	7,955
Distribution and service fees	2,661	1,643	5,917	1,920
Payable for independent Trustees’ compensation	9,894	7,098	10,009	9,882
Accrued expenses and other liabilities	26,893	19,975	40,397	19,334
Total liabilities	$562,728	$1,475,334	$6,429,885	$294,210
Net assets	$173,340,980	$110,450,144	$326,911,798	$131,374,512

Net assets consist of
Paid-in capital	$177,865,657	$111,833,026	$336,103,510	$135,279,213
Unrealized appreciation (depreciation) on investments	(3,566,929)	(1,636,045)	(9,340,432)	(3,035,178)
Accumulated net realized gain (loss) on investments	(934,521)	(68,833)	159,237	(853,259)
Accumulated undistributed (distributions in excess of) net investment income	(23,227)	321,996	(10,517)	(16,264)
Net assets	$173,340,980	$110,450,144	$326,911,798	$131,374,512

Statements of Assets and Liabilities – continued

	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Net assets
Class A	$166,413,293	$107,334,414	$292,026,939	$128,449,709
Class B	6,927,687	3,115,730	4,158,865	2,924,803
Class C	—	—	30,725,994	—
Total net assets	$173,340,980	$110,450,144	$326,911,798	$131,374,512

Shares of beneficial interest outstanding
Class A	14,497,925	10,761,861	27,368,859	12,101,925
Class B	603,842	312,647	390,014	275,645
Class C	—	—	2,880,390	—
Total shares of beneficial interest outstanding	15,101,767	11,074,508	30,639,263	12,377,570

Class A shares
Net asset value per share
(net assets/shares of beneficial interest outstanding)	$11.48	$9.97	$10.67	$10.61
Offering price per share (100 / 95.25 × net asset value per share)	$12.05	$10.47	$11.20	$11.14

Class B shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$11.47	$9.97	$10.66	$10.61

Class C shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$—	$—	$10.67	$—

On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A , Class B, and Class C shares.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 3/31/11

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Net investment income
Interest	$5,760,033	$11,703,392	$21,943,574	$7,293,926
Dividends from underlying affiliated funds	5,811	15,111	14,823	10,621
Total investment income	$5,765,844	$11,718,503	$21,958,397	$7,304,547
Expenses
Management fee	$522,717	$1,019,168	$1,949,200	$641,342
Distribution and service fees	316,971	900,902	1,707,954	488,807
Shareholder servicing costs	62,749	123,099	254,361	101,334
Administrative services fee	26,318	41,032	68,599	29,822
Independent Trustees’ compensation	6,572	12,334	13,952	6,721
Custodian fee	33,137	50,693	74,476	43,669
Shareholder communications	9,288	15,917	28,062	16,111
Auditing fees	44,608	44,608	44,608	44,608
Legal fees	6,340	9,617	9,473	8,174
Interest expense and fees	—	—	67,239	6,820
Miscellaneous	66,062	90,776	107,260	76,746
Total expenses	$1,094,762	$2,308,146	$4,325,184	$1,464,154
Fees paid indirectly	(3)	(10)	(3)	(1)
Reduction of expenses by investment adviser and/or distributor	(176,820)	(1,057)	(2,021)	(208,854)
Net expenses	$917,939	$2,307,079	$4,323,160	$1,255,299
Net investment income	$4,847,905	$9,411,424	$17,635,237	$6,049,248

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$107,323	$(596,622)	$1,358,378	$(416,251)
Futures contracts	(105,511)	(1,258,894)	(1,571,004)	(689,844)
Net realized gain (loss) on investments	$1,812	$(1,855,516)	$(212,626)	$(1,106,095)
Change in unrealized appreciation (depreciation)
Investments	$(5,496,567)	$(11,231,722)	$(20,923,595)	$(6,893,079)
Futures contracts	(6,540)	(27,966)	(35,889)	(16,174)
Net unrealized gain (loss) on investments	$(5,503,107)	$(11,259,688)	$(20,959,484)	$(6,909,253)
Net realized and unrealized gain (loss) on investments	$(5,501,295)	$(13,115,204)	$(21,172,110)	$(8,015,348)
Change in net assets from operations	$(653,390)	$(3,703,780)	$(3,536,873)	$(1,966,100)

See Notes to Financial Statements

Statements of Operations – continued

Year ended 3/31/11	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Net investment income
Interest	$9,446,689	$6,310,440	$17,536,055	$6,722,762
Dividends from underlying affiliated funds	12,757	4,148	20,480	6,022
Total investment income	$9,459,446	$6,314,588	$17,556,535	$6,728,784
Expenses
Management fee	$838,462	$563,951	$1,552,810	$621,859
Distribution and service fees	529,550	343,476	1,145,983	373,940
Shareholder servicing costs	110,385	68,257	204,072	67,916
Administrative services fee	35,672	27,550	56,862	29,271
Independent Trustees’ compensation	7,355	6,551	13,466	7,099
Custodian fee	42,119	32,922	63,894	31,116
Shareholder communications	13,233	10,185	23,653	10,033
Auditing fees	44,608	44,608	44,608	44,608
Legal fees	7,110	5,806	7,871	5,694
Interest expense and fees	—	—	48,584	—
Miscellaneous	70,934	62,658	98,938	61,216
Total expenses	$1,699,428	$1,165,964	$3,260,741	$1,252,752
Fees paid indirectly	(3)	(9)	(7)	(8)
Reduction of expenses by investment adviser	(861)	(594)	(1,608)	(649)
Net expenses	$1,698,564	$1,165,361	$3,259,126	$1,252,095
Net investment income	$7,760,882	$5,149,227	$14,297,409	$5,476,689

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(787,055)	$307,444	$58,523	$483,045
Futures contracts	(509,138)	(593,023)	(1,271,960)	(139,793)
Net realized gain (loss) on investments	$(1,296,193)	$(285,579)	$(1,213,437)	$343,252
Change in unrealized appreciation (depreciation)
Investments	$(8,176,173)	$(4,860,020)	$(17,378,645)	$(5,148,278)
Futures contracts	(18,019)	(10,520)	(40,386)	(9,156)
Net unrealized gain (loss) on investments	$(8,194,192)	$(4,870,540)	$(17,419,031)	$(5,157,434)
Net realized and unrealized gain (loss) on investments	$(9,490,385)	$(5,156,119)	$(18,632,468)	$(4,814,182)
Change in net assets from operations	$(1,729,503)	$(6,892)	$(4,335,059)	$662,507

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 3/31/11	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Change in net assets

From operations
Net investment income	$4,847,905	$9,411,424	$17,635,237	$6,049,248
Net realized gain (loss) on investments	1,812	(1,855,516)	(212,626)	(1,106,095)
Net unrealized gain (loss) on investments	(5,503,107)	(11,259,688)	(20,959,484)	(6,909,253)
Change in net assets from operations	$(653,390)	$(3,703,780)	$(3,536,873)	$(1,966,100)

Distributions declared to shareholders
From net investment income	$(4,756,645)	$(9,261,641)	$(17,036,699)	$(5,896,148)
From net realized gain on investments	(261,340)	—	(21,764)	—
Total distributions declared to shareholders	$(5,017,985)	$(9,261,641)	$(17,058,463)	$(5,896,148)
Change in net assets from fund share transactions	$745,825	$(2,012,572)	$(12,410,425)	$5,046,336
Total change in net assets	$(4,925,550)	$(14,977,993)	$(33,005,761)	$(2,815,912)

Net assets
At beginning of period	112,050,091	223,078,380	426,665,424	134,275,344
At end of period	$107,124,541	$208,100,387	$393,659,663	$131,459,432
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$65,055	$(14,413)	$221,322	$36,534

Year ended 3/31/11	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Change in net assets

From operations
Net investment income	$7,760,882	$5,149,227	$14,297,409	$5,476,689
Net realized gain (loss) on investments	(1,296,193)	(285,579)	(1,213,437)	343,252
Net unrealized gain (loss) on investments	(8,194,192)	(4,870,540)	(17,419,031)	(5,157,434)
Change in net assets from operations	$(1,729,503)	$(6,892)	$(4,335,059)	$662,507

Distributions declared to shareholders
From net investment income	$(7,694,372)	$(5,088,828)	$(13,920,431)	$(5,282,317)
From net realized gain on investments	—	—	(189,052)	—
Total distributions declared to shareholders	$(7,694,372)	$(5,088,828)	$(14,109,483)	$(5,282,317)
Change in net assets from fund share transactions	$8,309,975	$(15,001,828)	$6,402,912	$(1,888,408)
Total change in net assets	$(1,113,900)	$(20,097,548)	$(12,041,630)	$(6,508,218)

Net assets
At beginning of period	174,454,880	130,547,692	338,953,428	137,882,730
At end of period	$173,340,980	$110,450,144	$326,911,798	$131,374,512
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$(23,227)	$321,996	$(10,517)	$(16,264)

See Notes to Financial Statements

Statements of Changes in Net Assets – continued

Year ended 3/31/10	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Change in net assets

From operations
Net investment income	$4,432,572	$9,336,743	$16,336,572	$5,172,810
Net realized gain (loss) on investments	283,359	1,532,099	(61,147)	343,737
Net unrealized gain (loss) on investments	4,957,143	12,815,117	16,079,092	7,001,405
Change in net assets from operations	$9,673,074	$23,683,959	$32,354,517	$12,517,952

Distributions declared to shareholders
From net investment income	$(4,338,414)	$(9,064,289)	$(15,075,885)	$(5,048,417)
From net realized gain on investments	—	(177,068)	(550,740)	—
Total distributions declared to shareholders	$(4,338,414)	$(9,241,357)	$(15,626,625)	$(5,048,417)
Change in net assets from fund share transactions	$11,549,306	$951,218	$84,130,231	$19,662,656
Total change in net assets	$16,883,966	$15,393,820	$100,858,123	$27,132,191

Net assets
At beginning of period	95,166,125	207,684,560	325,807,301	107,143,153
At end of period	$112,050,091	$223,078,380	$426,665,424	$134,275,344
Undistributed net investment income included in net assets at end of period	$74,900	$42,455	$287,090	$52,600

Year ended 3/31/10	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Change in net assets

From operations
Net investment income	$6,876,966	$5,438,695	$13,551,427	$5,455,793
Net realized gain (loss) on investments	639,280	359,632	1,103,643	56,214
Net unrealized gain (loss) on investments	7,843,759	6,451,846	17,909,678	7,226,202
Change in net assets from operations	$15,360,005	$12,250,173	$32,564,748	$12,738,209

Distributions declared to shareholders
From net investment income	$(6,293,244)	$(5,126,335)	$(13,203,071)	$(5,107,886)
From net realized gain on investments	(102,096)	(398,098)	(89,469)	(87,780)
Total distributions declared to shareholders	$(6,395,340)	$(5,524,433)	$(13,292,540)	$(5,195,666)
Change in net assets from fund share transactions	$24,340,186	$7,103,016	$38,301,584	$7,321,660
Total change in net assets	$33,304,851	$13,828,756	$57,573,792	$14,864,203

Net assets
At beginning of period	141,150,029	116,718,936	281,379,636	123,018,527
At end of period	$174,454,880	$130,547,692	$338,953,428	$137,882,730
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$231,936	$329,391	$12,109	$(4,760)

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

MFS MISSISSIPPI MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.82	$9.30	$9.58	$9.80	$9.73

Income (loss) from investment operations
Net investment income (d)	$0.41	$0.41	$0.43	$0.44	$0.45	(z)
Net realized and unrealized gain (loss) on investments	(0.44)	0.52	(0.30)	(0.23)	0.05	(z)
Total from investment operations	$(0.03)	$0.93	$0.13	$0.21	$0.50

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.41)	$(0.41)	$(0.43)	$(0.43)
From net realized gain on investments	(0.02)	—	—	—	—
Total distributions declared to shareholders	$(0.42)	$(0.41)	$(0.41)	$(0.43)	$(0.43)
Net asset value, end of period	$9.37	$9.82	$9.30	$9.58	$9.80
Total return (%) (r)(s)(t)	(0.36)	10.10	1.47	2.21	5.20

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.88	0.74	1.03	1.11
Expenses after expense reductions (f)	0.77	0.77	0.57	0.78	0.86
Net investment income	4.20	4.28	4.55	4.51	4.59	(z)
Portfolio turnover	15	11	24	13	12
Net assets at end of period (000 omitted)	$104,478	$107,625	$89,793	$80,893	$75,470

Supplemental Ratios (%)
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	0.54	0.56	0.62
See Notes to Financial Statements

Financial Highlights – continued

MFS MISSISSIPPI MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.83	$9.32	$9.59	$9.81	$9.74

Income (loss) from investment operations
Net investment income (d)	$0.34	$0.35	$0.36	$0.36	$0.38	(z)
Net realized and unrealized gain (loss) on investments	(0.44)	0.50	(0.29)	(0.22)	0.04	(z)
Total from investment operations	$(0.10)	$0.85	$0.07	$0.14	$0.42

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.34)	$(0.34)	$(0.36)	$(0.35)
From net realized gain on investments	(0.02)	—	—	—	—
Total distributions declared to shareholders	$(0.35)	$(0.34)	$(0.34)	$(0.36)	$(0.35)
Net asset value, end of period	$9.38	$9.83	$9.32	$9.59	$9.81
Total return (%) (r)(s)(t)	(1.05)	9.22	0.80	1.43	4.41

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.61	1.51	1.80	1.87
Expenses after expense reductions (f)	1.46	1.46	1.33	1.55	1.62
Net investment income	3.49	3.59	3.79	3.75	3.83	(z)
Portfolio turnover	15	11	24	13	12
Net assets at end of period (000 omitted)	$2,647	$4,425	$5,374	$8,169	$9,408

Supplemental Ratios (%)
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	1.31	1.33	1.38
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.01 per share to net investment income, a decrease of $0.01 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.07% to the net investment income ratio of each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

See Notes to Financial Statements

Financial Highlights – continued

MFS NEW YORK MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.93	$10.23	$10.82	$11.15	$11.13

Income (loss) from investment operations
Net investment income (d)	$0.47	$0.47	$0.44	$0.46	$0.52	(z)
Net realized and unrealized gain (loss) on investments	(0.60)	0.69	(0.50)	(0.26)	0.03	(z)
Total from investment operations	$(0.13)	$1.16	$(0.06)	$0.20	$0.55

Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.45)	$(0.46)	$(0.48)	$(0.48)
From net realized gain on investments	—	(0.01)	(0.07)	(0.05)	(0.05)
Total distributions declared to shareholders	$(0.46)	$(0.46)	$(0.53)	$(0.53)	$(0.53)
Net asset value, end of period	$10.34	$10.93	$10.23	$10.82	$11.15
Total return (%) (r)(s)(t)	(1.31)	11.53	(0.46)	1.84	5.07

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.88	0.94	1.25	1.32
Expenses after expense reductions (f)	0.87	0.88	0.78	1.00	1.06
Net investment income	4.30	4.35	4.29	4.16	4.66	(z)
Portfolio turnover	27	26	29	22	8
Net assets at end of period (000 Omitted)	$171,142	$177,429	$169,525	$126,126	$118,924

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	0.75	0.77	0.82

	Years ended 3/31
Class B	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.90	$10.20	$10.79	$11.11	$11.09

Income (loss) from investment operations
Net investment income (d)	$0.39	$0.39	$0.37	$0.38	$ 0.43	(z)
Net realized and unrealized gain (loss) on investments	(0.60)	0.69	(0.51)	(0.25)	0.04	(z)
Total from investment operations	$(0.21)	$1.08	$(0.14)	$0.13	$0.47

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.37)	$(0.38)	$(0.40)	$(0.40)
From net realized gain on investments	—	(0.01)	(0.07)	(0.05)	(0.05)
Total distributions declared to shareholders	$(0.38)	$(0.38)	$(0.45)	$(0.45)	$(0.45)
Net asset value, end of period	$10.31	$10.90	$10.20	$10.79	$11.11
Total return (%) (r)(s)(t)	(2.04)	10.73	(1.23)	1.15	4.29

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.63	1.70	2.00	2.07
Expenses after expense reductions (f)	1.62	1.63	1.52	1.75	1.82
Net investment income	3.56	3.61	3.55	3.43	3.91	(z)
Portfolio turnover	27	26	29	22	8
Net assets at end of period (000 Omitted)	$8,178	$14,229	$16,285	$20,053	$25,654

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	1.50	1.52	1.57

See Notes to Financial Statements

Financial Highlights – continued

MFS NEW YORK MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class C	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.92	$10.22	$10.81	$11.13	$11.11

Income (loss) from investment operations
Net investment income (d)	$0.38	$0.39	$0.37	$0.37	$0.43	(z)
Net realized and unrealized gain (loss) on investments	(0.59)	0.69	(0.51)	(0.24)	0.04	(z)
Total from investment operations	$(0.21)	$1.08	$(0.14)	$0.13	$0.47

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.37)	$(0.38)	$(0.40)	$(0.40)
From net realized gain on investments	—	(0.01)	(0.07)	(0.05)	(0.05)
Total distributions declared to shareholders	$(0.38)	$(0.38)	$(0.45)	$(0.45)	$(0.45)
Net asset value, end of period	$10.33	$10.92	$10.22	$10.81	$11.13
Total return (%) (r)(s)(t)	(2.04)	10.70	(1.22)	1.16	4.29

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.63	1.70	2.00	2.07
Expenses after expense reductions (f)	1.62	1.63	1.53	1.75	1.82
Net investment income	3.55	3.59	3.54	3.40	3.92	(z)
Portfolio turnover	27	26	29	22	8
Net assets at end of period (000 Omitted)	$28,780	$31,421	$21,874	$19,855	$15,822

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	1.50	1.52	1.57
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.02 per share to net investment income, a decrease of $0.02 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.22% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

See Notes to Financial Statements

Financial Highlights – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2011		2010	2009	2008	2007
Net asset value, beginning of period	$11.71		$11.15	$11.44	$11.86	$11.85

Income (loss) from investment operations
Net investment income (d)	$0.49		$0.51	$0.45	$0.52	$0.51	(z)
Net realized and unrealized gain (loss) on investments	(0.55)		0.55	(0.21)	(0.42)	0.03	(z)
Total from investment operations	$(0.06)		$1.06	$0.24	$0.10	$0.54

Less distributions declared to shareholders
From net investment income	$(0.47)		$(0.48)	$(0.48)	$(0.48)	$(0.50)
From net realized gain on investments	(0.00	)(w)	(0.02)	(0.05)	(0.04)	(0.03)
Total distributions declared to shareholders	$(0.47)		$(0.50)	$(0.53)	$(0.52)	$(0.53)
Net asset value, end of period	$11.18		$11.71	$11.15	$11.44	$11.86
Total return (%) (r)(s)(t)	(0.55)		9.55	2.22	0.83	4.60

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85		0.87	1.08	1.32	1.36
Expenses after expense reductions (f)	0.85		0.87	0.91	1.07	1.11
Net investment income	4.22		4.42	4.05	4.48	4.34	(z)
Portfolio turnover	20		12	20	17	12
Net assets at end of period (000 Omitted)	$320,834		$346,345	$274,487	$257,884	$268,108

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.84		0.85	0.81	0.81	0.86

	Years ended 3/31
Class B	2011		2010	2009	2008	2007
Net asset value, beginning of period	$11.69		$11.14	$11.42	$11.84	$11.83

Income (loss) from investment operations
Net investment income (d)	$0.40		$0.43	$0.38	$0.45	$0.44	(z)
Net realized and unrealized gain (loss) on investments	(0.53)		0.53	(0.20)	(0.43)	0.02	(z)
Total from investment operations	$(0.13)		$0.96	$0.18	$0.02	$0.46

Less distributions declared to shareholders
From net investment income	$(0.39)		$(0.39)	$(0.41)	$(0.40)	$(0.42)
From net realized gain on investments	(0.00	)(w)	(0.02)	(0.05)	(0.04)	(0.03)
Total distributions declared to shareholders	$(0.39)		$(0.41)	$(0.46)	$(0.44)	$(0.45)
Net asset value, end of period	$11.17		$11.69	$11.14	$11.42	$11.84
Total return (%) (r)(s)(t)	(1.20)		8.65	1.63	0.17	3.93

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60		1.62	1.74	1.97	2.01
Expenses after expense reductions (f)	1.60		1.62	1.56	1.72	1.76
Net investment income	3.46		3.68	3.39	3.83	3.70	(z)
Portfolio turnover	20		12	20	17	12
Net assets at end of period (000 Omitted)	$8,296		$11,331	$13,652	$21,537	$26,520

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.59		1.60	1.46	1.47	1.51

See Notes to Financial Statements

Financial Highlights – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class C	2011		2010	2009	2008	2007
Net asset value, beginning of period	$11.70		$11.15	$11.43	$11.85	$11.84

Income (loss) from investment operations
Net investment income (d)	$0.40		$0.42	$0.38	$0.45	$0.44	(z)
Net realized and unrealized gain (loss) on investments	(0.54)		0.54	(0.20)	(0.43)	0.02	(z)
Total from investment operations	$(0.14)		$0.96	$0.18	$0.02	$0.46

Less distributions declared to shareholders
From net investment income	$(0.39)		$(0.39)	$(0.41)	$(0.40)	$(0.42)
From net realized gain on investments	(0.00	)(w)	(0.02)	(0.05)	(0.04)	(0.03)
Total distributions declared to shareholders	$(0.39)		$(0.41)	$(0.46)	$(0.44)	$(0.45)
Net asset value, end of period	$11.17		$11.70	$11.15	$11.43	$11.85
Total return (%) (r)(s)(t)	(1.29)		8.63	1.63	0.17	3.93

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60		1.62	1.73	1.97	2.01
Expenses after expense reductions (f)	1.60		1.62	1.56	1.72	1.76
Net investment income	3.46		3.64	3.39	3.83	3.69	(z)
Portfolio turnover	20		12	20	17	12
Net assets at end of period (000 Omitted)	$64,530		$68,989	$37,668	$30,946	$33,152

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.59		1.60	1.47	1.47	1.51
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.02 per share to net investment income, a decrease of $0.02 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.16% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

See Notes to Financial Statements

Financial Highlights – continued

MFS PENNSYLVANIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2011	2010	2009	2008		2007
Net asset value, beginning of period	$10.04	$9.40	$9.90	$10.24		$10.15

Income (loss) from investment operations
Net investment income (d)	$0.43	$0.43	$0.45	$0.44		$0.45	(z)
Net realized and unrealized gain (loss) on investments	(0.52)	0.64	(0.52)	(0.36)		0.06	(z)
Total from investment operations	$(0.09)	$1.07	$(0.07)	$0.08		$0.51

Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.43)	$(0.43)	$(0.42)		$(0.42)
From net realized gain on investments	—	—	—	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.42)	$(0.43)	$(0.43)	$(0.42)		$(0.42)
Net asset value, end of period	$9.53	$10.04	$9.40	$9.90		$10.24
Total return (%) (r)(s)(t)	(0.97)	11.49	(0.69)	0.87		5.17

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.91	0.88	1.11		1.18
Expenses after expense reductions (f)	0.78	0.79	0.66	0.80		0.82
Net investment income	4.34	4.40	4.67	4.32		4.45	(z)
Portfolio turnover	21	12	28	17		9
Net assets at end of period (000 Omitted)	$118,709	$113,411	$84,422	$77,866		$73,813

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.78	0.79	0.61	0.60		0.60

See Notes to Financial Statements

Financial Highlights – continued

MFS PENNSYLVANIA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2011	2010	2009	2008		2007
Net asset value, beginning of period	$10.06	$9.43	$9.93	$10.27		$10.18

Income (loss) from investment operations
Net investment income (d)	$0.36	$0.36	$0.37	$0.36		$0.38	(z)
Net realized and unrealized gain (loss) on investments	(0.53)	0.62	(0.51)	(0.35)		0.06	(z)
Total from investment operations	$(0.17)	$0.98	$(0.14)	$0.01		$0.44

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.35)	$(0.36)	$(0.35)		$(0.35)
From net realized gain on investments	—	—	—	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.34)	$(0.35)	$(0.36)	$(0.35)		$(0.35)
Net asset value, end of period	$9.55	$10.06	$9.43	$9.93		$10.27
Total return (%) (r)(s)(t)	(1.74)	10.51	(1.42)	0.11		4.37

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.65	1.64	1.86		1.94
Expenses after expense reductions (f)	1.56	1.54	1.41	1.56		1.58
Net investment income	3.55	3.64	3.91	3.56		3.69	(z)
Portfolio turnover	21	12	28	17		9
Net assets at end of period (000 Omitted)	$12,750	$20,864	$22,721	$28,848		$33,849

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.56	1.54	1.37	1.36		1.36
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.02 per share to net investment income, a decrease of $0.02 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.15% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

See Notes to Financial Statements

Financial Highlights – continued

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2011	2010	2009		2008	2007
Net asset value, beginning of period	$12.04	$11.33	$11.85		$12.29	$12.25

Income (loss) from investment operations
Net investment income (d)	$0.50	$0.53	$0.50		$0.53	$0.55	(z)
Net realized and unrealized gain (loss) on investments	(0.56)	0.68	(0.50)		(0.45)	0.00	(w)(z)
Total from investment operations	$(0.06)	$1.21	$(0.00	)(w)	$0.08	$0.55

Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.49)	$(0.50)		$(0.52)	$(0.51)
From net realized gain on investments	—	(0.01)	(0.02)		—	—
Total distributions declared to shareholders	$(0.50)	$(0.50)	$(0.52)		$(0.52)	$(0.51)
Net asset value, end of period	$11.48	$12.04	$11.33		$11.85	$12.29
Total return (%) (r)(s)(t)	(0.59)	10.77	0.03		0.62	4.57

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.90	1.10		1.31	1.37
Expenses after expense reductions (f)	0.88	0.90	0.93		1.06	1.12
Net investment income	4.20	4.47	4.38		4.36	4.45	(z)
Portfolio turnover	26	14	19		13	10
Net assets at end of period (000 Omitted)	$166,413	$165,017	$129,510		$134,422	$135,766

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	0.85		0.85	0.89

See Notes to Financial Statements

Financial Highlights – continued

MFS SOUTH CAROLINA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.04	$11.33	$11.84	$12.29	$12.24

Income (loss) from investment operations
Net investment income (d)	$0.41	$0.44	$0.43	$0.45	$0.47	(z)
Net realized and unrealized gain (loss) on investments	(0.57)	0.68	(0.50)	(0.46)	0.01	(z)
Total from investment operations	$(0.16)	$1.12	$(0.07)	$(0.01)	$0.48

Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.40)	$(0.42)	$(0.44)	$(0.43)
From net realized gain on investments	—	(0.01)	(0.02)	—	—
Total distributions declared to shareholders	$(0.41)	$(0.41)	$(0.44)	$(0.44)	$(0.43)
Net asset value, end of period	$11.47	$12.04	$11.33	$11.84	$12.29
Total return (%) (r)(s)(t)	(1.41)	9.95	(0.54)	(0.12)	3.98

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.65	1.76	1.96	2.02
Expenses after expense reductions (f)	1.63	1.65	1.58	1.71	1.77
Net investment income	3.45	3.73	3.72	3.71	3.80	(z)
Portfolio turnover	26	14	19	13	10
Net assets at end of period (000 Omitted)	$6,928	$9,438	$11,640	$15,496	$20,679

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	1.50	1.50	1.54
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.04 per share to net investment income, a decrease of $0.04 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.29% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

See Notes to Financial Statements

Financial Highlights – continued

MFS TENNESSEE MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.40	$9.84	$10.25	$10.58	$10.56

Income (loss) from investment operations
Net investment income (d)	$0.43	$0.45	$0.44	$0.48	$0.47	(z)
Net realized and unrealized gain (loss) on investments	(0.44)	0.56	(0.37)	(0.34)	(0.01	)(z)
Total from investment operations	$(0.01)	$1.01	$0.07	$0.14	$0.46

Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.42)	$(0.44)	$(0.44)	$(0.44)
From net realized gain on investments	—	(0.03)	(0.04)	(0.03)	(0.00	)(w)
Total distributions declared to shareholders	$(0.42)	$(0.45)	$(0.48)	$(0.47)	$(0.44)
Net asset value, end of period	$9.97	$10.40	$9.84	$10.25	$10.58
Total return (%) (r)(s)(t)	(0.14)	10.46	0.84	1.38	4.43

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.91	1.02	1.13	1.17
Expenses after expense reductions (f)	0.91	0.91	0.85	0.88	0.92
Net investment income	4.13	4.36	4.42	4.61	4.44	(z)
Portfolio turnover	18	20	23	26	15
Net assets at end of period (000 Omitted)	$107,334	$125,641	$108,763	$101,028	$99,302

See Notes to Financial Statements

Financial Highlights – continued

MFS TENNESSEE MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.39	$9.83	$10.24	$10.57	$10.56

Income (loss) from investment operations
Net investment income (d)	$0.35	$0.37	$0.37	$0.41	$0.40	(z)
Net realized and unrealized gain (loss) on investments	(0.43)	0.57	(0.36)	(0.34)	(0.02	)(z)
Total from investment operations	$(0.08)	$0.94	$0.01	$0.07	$0.38

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.35)	$(0.38)	$(0.37)	$(0.37)
From net realized gain on investments	—	(0.03)	(0.04)	(0.03)	(0.00	)(w)
Total distributions declared to shareholders	$(0.34)	$(0.38)	$(0.42)	$(0.40)	$(0.37)
Net asset value, end of period	$9.97	$10.39	$9.83	$10.24	$10.57
Total return (%) (r)(s)(t)	(0.78)	9.65	0.17	0.72	3.66

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.66	1.69	1.78	1.82
Expenses after expense reductions (f)	1.65	1.66	1.51	1.53	1.57
Net investment income	3.38	3.63	3.76	3.93	3.78	(z)
Portfolio turnover	18	20	23	26	15
Net assets at end of period (000 Omitted)	$3,116	$4,907	$7,956	$9,983	$12,924
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities in the current year that resulted in an increase of $0.03 per share to net investment income, a decrease of $0.03 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.27% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

See Notes to Financial Statements

Financial Highlights – continued

MFS VIRGINIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2011	2010		2009	2008	2007
Net asset value, beginning of period	$11.24	$10.54		$11.07	$11.43	$11.41

Income (loss) from investment operations
Net investment income (d)	$0.47	$0.49		$0.50	$0.53	$0.51	(z)
Net realized and unrealized gain (loss) on investments	(0.57)	0.69		(0.47)	(0.38)	(0.00	)(w)(z)
Total from investment operations	$(0.10)	$1.18		$0.03	$0.15	$0.51

Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.48)		$(0.47)	$(0.48)	$(0.49)
From net realized gain on investments	(0.01)	(0.00	)(w)	(0.09)	(0.03)	(0.00	)(w)
Total distributions declared to shareholders	$(0.47)	$(0.48)		$(0.56)	$(0.51)	$(0.49)
Net asset value, end of period	$10.67	$11.24		$10.54	$11.07	$11.43
Total return (%) (r)(s)(t)	(1.03)	11.34		0.40	1.34	4.57

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.87		1.08	1.27	1.32
Expenses after expense reductions (f)	0.86	0.87		0.91	1.02	1.07
Net investment income	4.23	4.40		4.69	4.72	4.51	(z)
Portfolio turnover	21	15		22	27	8
Net assets at end of period (000 Omitted)	$292,027	$302,736		$254,234	$257,133	$269,068

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.85	0.86		0.82	0.82	0.87

	Years ended 3/31
Class B	2011	2010		2009	2008	2007
Net asset value, beginning of period	$11.24	$10.53		$11.06	$11.42	$11.40

Income (loss) from investment operations
Net investment income (d)	$0.39	$0.40		$0.43	$0.46	$0.44	(z)
Net realized and unrealized gain (loss) on investments	(0.58)	0.70		(0.47)	(0.38)	(0.00	)(w)(z)
Total from investment operations	$(0.19)	$1.10		$(0.04)	$0.08	$0.44

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.39)		$(0.40)	$(0.41)	$(0.42)
From net realized gain on investments	(0.01)	(0.00	)(w)	(0.09)	(0.03)	(0.00	)(w)
Total distributions declared to shareholders	$(0.39)	$(0.39)		$(0.49)	$(0.44)	$(0.42)
Net asset value, end of period	$10.66	$11.24		$10.53	$11.06	$11.42
Total return (%) (r)(s)(t)	(1.85)	10.62		(0.26)	0.68	3.89

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.62		1.74	1.92	1.97
Expenses after expense reductions (f)	1.61	1.62		1.56	1.67	1.72
Net investment income	3.47	3.66		4.04	4.07	3.87	(z)
Portfolio turnover	21	15		22	27	8
Net assets at end of period (000 Omitted)	$4,159	$6,558		$7,401	$9,941	$12,545

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.60	1.61		1.47	1.47	1.52

See Notes to Financial Statements

Financial Highlights – continued

MFS VIRGINIA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class C	2011	2010		2009	2008	2007
Net asset value, beginning of period	$11.24	$10.54		$11.06	$11.43	$11.41

Income (loss) from investment operations
Net investment income (d)	$0.39	$0.40		$0.43	$0.46	$0.44	(z)
Net realized and unrealized gain (loss) on investments	(0.58)	0.69		(0.46)	(0.39)	(0.00	)(w)(z)
Total from investment operations	$(0.19)	$1.09		$(0.03)	$0.07	$0.44

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.39)		$(0.40)	$(0.41)	$(0.42)
From net realized gain on investments	(0.01)	(0.00	)(w)	(0.09)	(0.03)	(0.00	)(w)
Total distributions declared to shareholders	$(0.38)	$(0.39)		$(0.49)	$(0.44)	$(0.42)
Net asset value, end of period	$10.67	$11.24		$10.54	$11.06	$11.43
Total return (%) (r)(s)(t)	(1.77)	10.50		(0.17)	0.59	3.89

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.62		1.73	1.93	1.97
Expenses after expense reductions (f)	1.61	1.62		1.56	1.67	1.72
Net investment income	3.47	3.63		4.02	4.06	3.86	(z)
Portfolio turnover	21	15		22	27	8
Net assets at end of period (000 Omitted)	$30,726	$29,660		$19,745	$15,105	$12,377

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.60	1.61		1.48	1.47	1.52
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.04 per share to net investment income, a decrease of $0.04 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.29% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

See Notes to Financial Statements

Financial Highlights – continued

MFS WEST VIRGINIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2011	2010	2009		2008	2007
Net asset value, beginning of period	$10.98	$10.36	$11.01		$11.45	$11.47

Income (loss) from investment operations
Net investment income (d)	$0.44	$0.45	$0.47	(b)	$0.49	$0.51	(z)
Net realized and unrealized gain (loss) on investments	(0.39)	0.60	(0.58	)(b)	(0.45)	0.01	(z)
Total from investment operations	$0.05	$1.05	$(0.11)		$0.04	$0.52

Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.42)	$(0.43)		$(0.47)	$(0.47)
From net realized gain on investments	—	(0.01)	(0.11)		(0.01)	(0.07)
Total distributions declared to shareholders	$(0.42)	$(0.43)	$(0.54)		$(0.48)	$(0.54)
Net asset value, end of period	$10.61	$10.98	$10.36		$11.01	$11.45
Total return (%) (r)(s)(t)	0.41	10.22	(0.87)		0.35	4.59

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.90	1.03		1.35	1.40
Expenses after expense reductions (f)	0.89	0.90	0.86		1.10	1.15
Net investment income	3.98	4.12	4.39	(b)	4.33	4.41	(z)
Portfolio turnover	17	12	14		14	13
Net assets at end of period (000 Omitted)	$128,450	$133,244	$116,564		$124,948	$129,974

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	0.85		0.85	0.89

See Notes to Financial Statements

Financial Highlights – continued

MFS WEST VIRGINIA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2011	2010	2009		2008	2007
Net asset value, beginning of period	$10.97	$10.36	$11.01		$11.44	$11.46

Income (loss) from investment operations
Net investment income (d)	$0.36	$0.37	$0.40	(b)	$0.42	$0.43	(z)
Net realized and unrealized gain (loss) on investments	(0.38)	0.59	(0.58	)(b)	(0.44)	0.01	(z)
Total from investment operations	$(0.02)	$0.96	$(0.18)		$(0.02)	$0.44

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.34)	$(0.36)		$(0.40)	$(0.39)
From net realized gain on investments	—	(0.01)	(0.11)		(0.01)	(0.07)
Total distributions declared to shareholders	$(0.34)	$(0.35)	$(0.47)		$(0.41)	$(0.46)
Net asset value, end of period	$10.61	$10.97	$10.36		$11.01	$11.44
Total return (%) (r)(s)(t)	(0.24)	9.31	(1.52)		(0.21)	3.92

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.66	1.69		2.00	2.06
Expenses after expense reductions (f)	1.64	1.65	1.52		1.75	1.80
Net investment income	3.23	3.39	3.75	(b)	3.69	3.76	(z)
Portfolio turnover	17	12	14		14	13
Net assets at end of period (000 Omitted)	$2,925	$4,639	$6,454		$8,096	$10,087

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	1.51		1.50	1.55
(b)	Amounts reflect a correction which reclassifies income and gains previously reported relating to activity for certain municipal bonds held in connection with self-deposited inverse floating rate securities. The corrected amounts resulted in an increase of $0.11 per share to previously reported net investment income, a decrease of $0.11 per share to previously reported net realized and unrealized gain (loss) on investments, and an increase of 1.02% to the previously reported net investment income ratio of each class. There is no impact on previously reported income from operations.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.03 per share to net investment income, a decrease of $0.03 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.25% to the net investment income ratio of each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mississippi Municipal Bond Fund (Mississippi Fund), MFS New York Municipal Bond Fund (New York Fund), MFS North Carolina Municipal Bond Fund (North Carolina Fund), MFS Pennsylvania Municipal Bond Fund (Pennsylvania Fund), MFS South Carolina Municipal Bond Fund (South Carolina Fund), MFS Tennessee Municipal Bond Fund (Tennessee Fund), MFS Virginia Municipal Bond Fund (Virginia Fund), and MFS West Virginia Municipal Bond Fund (West Virginia Fund) are each a series of MFS Municipal Series Trust, which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. Each fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region or state where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, the security could decline in value, interest from the security could become taxable and each fund may be required to issue Forms 1099-DIV.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under each fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of each fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating each fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine each fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that each fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which each fund determines its net asset value per share.

Notes to Financial Statements – continued

Various inputs are used in determining the value of each fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures. The following is a summary of the levels used as of March 31, 2011 in valuing each fund’s assets or liabilities:

	Level 1	Level 2	Level 3	Total
Mississippi Fund
Investments at Value
Municipal Bonds	$—	$102,286,912	$—	$102,286,912
Mutual Funds	1,934,688	—	—	1,934,688
Total Investments	$1,934,688	$102,286,912	$—	$104,221,600

Other Financial Instruments
Futures	$(2,457)	$—	$—	$(2,457)

New York Fund
Investments at Value
Municipal Bonds	$—	$194,809,440	$—	$194,809,440
Mutual Funds	6,762,934	—	—	6,762,934
Total Investments	$6,762,934	$194,809,440	$—	$201,572,374

Other Financial Instruments
Futures	$(14,116)	$—	$—	$(14,116)

North Carolina Fund
Investments at Value
Municipal Bonds	$—	$377,055,004	$—	$377,055,004
Mutual Funds	4,540,930	—	—	4,540,930
Total Investments	$4,540,930	$377,055,004	$—	$381,595,934

Other Financial Instruments
Futures	$(15,579)	$—	$—	$(15,579)

Pennsylvania Fund
Investments at Value
Municipal Bonds	$—	$126,083,492	$—	$126,083,492
Mutual Funds	4,443,576	—	—	4,443,576
Total Investments	$4,443,576	$126,083,492	$—	$130,527,068

Other Financial Instruments
Futures	$(8,025)	$—	$—	$(8,025)

South Carolina Fund
Investments at Value
Municipal Bonds	$—	$164,445,985	$—	$164,445,985
Mutual Funds	5,814,158	—	—	5,814,158
Total Investments	$5,814,158	$164,445,985	$—	$170,260,143

Other Financial Instruments
Futures	$(11,079)	$—	$—	$(11,079)

Notes to Financial Statements – continued

	Level 1	Level 2	Level 3	Total
Tennessee Fund
Investments at Value
Municipal Bonds	$—	$109,729,184	$—	$109,729,184
Mutual Funds	122,955	—	—	122,955
Total Investments	$122,955	$109,729,184	$—	$109,852,139

Other Financial Instruments
Futures	$(3,440)	$—	$—	$(3,440)

Virginia Fund
Investments at Value
Equity Securities	$13,257	$—	$—	$13,257
Municipal Bonds	—	311,111,202	—	311,111,202
Mutual Funds	10,158,215	—	—	10,158,215
Total Investments	$10,171,472	$311,111,202	$—	$321,282,674

Other Financial Instruments
Futures	$(21,911)	$—	$—	$(21,911)

West Virginia Fund
Investments at Value
Municipal Bonds	$—	$126,495,044	$—	$126,495,044
Mutual Funds	1,961,779	—	—	1,961,779
Total Investments	$1,961,779	$126,495,044	$—	$128,456,823

Other Financial Instruments
Futures	$(3,440)	$—	$—	$(3,440)
For further information regarding security characteristics, see the Portfolios of Investments.

Derivatives – Each fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of each fund, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When each fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by each fund were futures contracts. Each fund’s period end derivatives, as presented in the Portfolios of Investments and the associated Derivative Contracts Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by each fund at March 31, 2011 as reported in the Statements of Assets and Liabilities:

			Fair Value (a)
Fund	Risk	Derivative	Liability Derivatives
Mississippi Fund	Interest Rate Contracts	Interest Rate Futures	$(2,457)
New York Fund	Interest Rate Contracts	Interest Rate Futures	(14,116)
North Carolina Fund	Interest Rate Contracts	Interest Rate Futures	(15,579)
Pennsylvania Fund	Interest Rate Contracts	Interest Rate Futures	(8,025)
South Carolina Fund	Interest Rate Contracts	Interest Rate Futures	(11,079)
Tennessee Fund	Interest Rate Contracts	Interest Rate Futures	(3,440)
Virginia Fund	Interest Rate Contracts	Interest Rate Futures	(21,911)
West Virginia Fund	Interest Rate Contracts	Interest Rate Futures	(3,440)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in each fund’s Portfolios of Investments. Only the current day variation margin for futures contracts is separately reported within each fund’s Statement of Assets and Liabilities.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by each fund for the year ended March 31, 2011 as reported in the Statements of Operations:

Fund	Risk	Futures Contracts
Mississippi Fund	Interest Rate Contracts	$(105,511)
New York Fund	Interest Rate Contracts	(1,258,894)
North Carolina Fund	Interest Rate Contracts	(1,571,004)
Pennsylvania Fund	Interest Rate Contracts	(689,844)
South Carolina Fund	Interest Rate Contracts	(509,138)
Tennessee Fund	Interest Rate Contracts	(593,023)
Virginia Fund	Interest Rate Contracts	(1,271,960)
West Virginia Fund	Interest Rate Contracts	(139,793)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by each fund for the year ended March 31, 2011 as reported in the Statements of Operations:

Fund	Risk	Futures Contracts
Mississippi Fund	Interest Rate Contracts	$(6,540)
New York Fund	Interest Rate Contracts	(27,966)
North Carolina Fund	Interest Rate Contracts	(35,889)
Pennsylvania Fund	Interest Rate Contracts	(16,174)
South Carolina Fund	Interest Rate Contracts	(18,019)
Tennessee Fund	Interest Rate Contracts	(10,520)
Virginia Fund	Interest Rate Contracts	(40,386)
West Virginia Fund	Interest Rate Contracts	(9,156)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, each fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives each fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of each fund’s credit risk to such counterparty equal to any amounts payable by each fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across transactions between each fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of each fund under derivative contracts, if any, will be reported separately on the Statements of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolios of Investments.

Futures Contracts – Each fund entered into futures contracts which may be used to hedge against or obtain broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, each fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by each fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by each fund until the contract is closed or expires at which point the gain or loss on futures is realized.

Each fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, each fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to each fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments

Notes to Financial Statements – continued

to the broker, there is still counterparty credit risk due to the insolvency of the broker. Each fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by each fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Inverse Floaters – The North Carolina Fund, Pennsylvania Fund, and Virginia Fund, invest in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by an investment banker utilizing municipal bonds which have already been issued (known as secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short term interest rates. A secondary market inverse floating rate security is created when an investment banker transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the investment banker or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”). If the holder of the inverse floater transfers the municipal bonds to an investment banker for the purpose of depositing the municipal bonds into the special purpose trust, the inverse floating rate certificates that are issued by the trust are referred to as “self-deposited inverse floaters.” If the bonds held by the trust are purchased by the investment banker for deposit into the trust from someone other than the purchasers of the inverse floaters, the inverse floating rate certificates that are issued by the trust are referred to as “externally deposited inverse floaters.” Such self-deposited inverse floaters held by each fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of each fund and amounts owed to the holder of the floating rate certificate under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of each fund in the Statements of Assets and Liabilities under the caption, “Payable to the holder of the floating rate certificate from trust assets”. The carrying value of each fund’s payable to the holder of the floating rate certificate from trust assets as reported on each fund’s Statement of Assets and Liabilities approximates its fair value. At March 31, 2011, each fund’s payable to the holder of the floating rate certificate from trust assets were as follows:

	Payable to the holder of the floating rate certificate from trust assets at 3/31/11	Weighted average interest rate at 3/31/11 on floating rate certificates issued by the trust
Fund
North Carolina Fund	$8,008,970	1.95%
Pennsylvania Fund	947,493	2.29%
Virginia Fund	5,424,549	1.82%

For the year ended March 31, 2011, the average payable to the holder of the floating rate certificate from trust assets; the weighted average interest rate related to this payable; and the interest expense and fees related to interest payments made to the holder of certain floating rate certificates and associated fees, both of which are made from trust assets were as follows:

	Average payable to the holder of the floating rate certificate from trust assets for the year ended 3/31/11	Weighted average interest rate for the year ended 3/31/11 on floating rate certificates issued by the trust	Interest expense and fees in connection with self-deposited inverse floaters for the year ended 3/31/11
Fund
North Carolina Fund	$8,013,675	0.84%	$67,239
Pennsylvania Fund	946,858	0.72%	6,820
Virginia Fund	5,426,656	0.90%	48,584

Primary and externally deposited inverse floaters held by certain funds are not accounted for as secured borrowings.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the

Notes to Financial Statements – continued

value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

Each fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by each fund or in unrealized gain/loss if the security is still held by each fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly – Each fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by each fund. This amount, for the year ended March 31, 2011, is shown as a reduction of total expenses on the Statements of Operations.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and secured borrowings.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

Year ended 3/31/11	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Ordinary income (including any short-term capital gains)	$261,340	$—	$21,764	$—	$—	$—	$189,052	$—
Tax-exempt income	4,756,645	9,261,641	17,036,699	5,896,148	7,694,372	5,088,828	13,920,431	5,282,317
Long-term capital gain	—	—	—	—	—	—	—	—
Total distributions	$5,017,985	$9,261,641	$17,058,463	$5,896,148	$7,694,372	$5,088,828	$14,109,483	$5,282,317

Year ended 3/31/10	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Ordinary income (including any short-term capital gains)	$—	$—	$370,248	$—	$554	$258,022	$89,469	$52,126
Tax-exempt income	4,338,414	9,064,289	15,075,885	5,048,417	6,293,244	5,126,335	13,203,071	5,107,886
Long-term capital gain	—	177,068	180,492	—	101,542	140,076	—	35,654
Total distributions	$4,338,414	$9,241,357	$15,626,625	$5,048,417	$6,395,340	$5,524,433	$13,292,540	$5,195,666

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/11	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Cost of investments	$105,980,621	$205,435,574	$378,804,721	$133,654,407	$172,926,521	$111,258,919	$323,857,864	$131,667,829
Gross appreciation	1,827,611	4,410,108	7,416,165	2,000,056	3,658,452	2,428,042	6,027,515	1,693,963
Gross depreciation	(3,586,632)	(8,273,308)	(12,633,922)	(6,074,888)	(6,324,830)	(3,834,822)	(14,027,254)	(4,904,969)
Net unrealized appreciation (depreciation)	$(1,759,021)	$(3,863,200)	$(5,217,757)	$(4,074,832)	$(2,666,378)	$(1,406,780)	$(7,999,739)	$(3,211,006)
Undistributed tax-exempt income	462,942	743,710	1,608,645	522,796	593,104	753,301	1,142,265	438,045
Capital loss carryforwards	(18,616)	(1,676,455)	(159,330)	(1,331,978)	(1,445,249)	(298,098)	(1,181,456)	(675,100)
Post-October capital loss deferral	—	(83,658)	—	(133,418)	(389,823)	—	—	(2,331)
Other temporary differences	(397,887)	(758,123)	(1,387,323)	(486,262)	(616,331)	(431,305)	(1,152,782)	(454,309)

As of March 31, 2011, certain funds had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Expiration Date	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
3/31/16	$—	$—	$—	$(17,684)	$—	$—	$—	$—
3/31/17	—	—	—	(327,327)	—	—	—	—
3/31/18	—	—	—	(139,728)	(620,248)	—	—	(675,100)
3/31/19	(18,616)	(1,676,455)	(159,330)	(847,239)	(825,001)	(298,098)	(1,181,456)	—
Total	$(18,616)	$(1,676,455)	$(159,330)	$(1,331,978)	$(1,445,249)	$(298,098)	$(1,181,456)	$(675,100)

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. Each fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. Each fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Each fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

Distributions declared to shareholders:

From net investment income

	Mississippi Fund		New York Fund		North Carolina Fund		Pennsylvania Fund

	Year ended 3/31/11	Year ended 3/31/10	Year ended 3/31/11	Year ended 3/31/10	Year ended 3/31/11	Year ended 3/31/10	Year ended 3/31/11	Year ended 3/31/10
Class A	$4,635,744	$4,165,999	$7,705,514	$7,586,827	$14,265,480	$12,877,948	$5,287,706	$4,268,789
Class B	120,901	172,415	413,887	550,567	332,036	421,961	608,442	779,628
Class C	—	—	1,142,240	926,895	2,439,183	1,775,976	—	—
Total	$4,756,645	$4,338,414	$9,261,641	$9,064,289	$17,036,699	$15,075,885	$5,896,148	$5,048,417

	South Carolina Fund		Tennessee Fund		Virginia Fund		West Virginia Fund

	Year ended 3/31/11	Year ended 3/31/10	Year ended 3/31/11	Year ended 3/31/10	Year ended 3/31/11	Year ended 3/31/10	Year ended 3/31/11	Year ended 3/31/10
Class A	$7,402,417	$5,930,821	$4,954,782	$4,907,834	$12,649,993	$12,085,787	$5,165,009	$4,932,398
Class B	291,955	362,423	134,046	218,501	187,246	245,244	117,308	175,488
Class C	—	—	—	—	1,083,192	872,040	—	—
Total	$7,694,372	$6,293,244	$5,088,828	$5,126,335	$13,920,431	$13,203,071	$5,282,317	$5,107,886

Notes to Financial Statements – continued

From net realized gain on investments

	Mississippi Fund		New York Fund		North Carolina Fund		Pennsylvania Fund

	Year ended 3/31/11	Year ended 3/31/10	Year ended 3/31/11	Year ended 3/31/10	Year ended 3/31/11	Year ended 3/31/10	Year ended 3/31/11	Year ended 3/31/10
Class A	$254,457	$—	$—	$143,090	$17,533	$452,106	$—	$—
Class B	6,883	—	—	11,899	480	16,499	—	—
Class C	—	—	—	22,079	3,751	82,135	—	—
Total	$261,340	$—	$—	$177,068	$21,764	$550,740	$—	$—

	South Carolina Fund		Tennessee Fund		Virginia Fund		West Virginia Fund

	Year ended 3/31/11	Year ended 3/31/10	Year ended 3/31/11	Year ended 3/31/10	Year ended 3/31/11	Year ended 3/31/10	Year ended 3/31/11	Year ended 3/31/10
Class A	$—	$95,524	$—	$380,028	$168,110	$80,213	$—	$84,345
Class B	—	6,572	—	18,070	2,790	1,909	—	3,435
Class C	—	—	—	—	18,152	7,347	—	—
Total	$—	$102,096	$—	$398,098	$189,052	$89,469	$—	$87,780

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to each fund. The management fee is computed daily and paid monthly at an annual rate of 0.45% of each fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the following funds’ total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expense and fees associated with investments in inverse floating rate instruments), such that total annual fund operating expenses do not exceed the following rates annually of certain funds’ average daily net assets:

	New York Fund	North Carolina Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	0.90%	0.93%	0.91%	0.94%	0.89%	0.90%
Class B	1.65%	1.68%	1.66%	1.69%	1.64%	1.65%
Class C	1.65%	1.68%	N/A	N/A	1.64%	N/A

These written agreements will continue until modified by the funds’ Board of Trustees, but such agreements will continue at least until July 31, 2011. For the year ended March 31, 2011, actual operating expenses for each fund did not exceed the limits described above and therefore, the investment adviser did not pay any portion of these funds’ expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended March 31, 2011, as its portion of the initial sales charge on sales of Class A shares of each fund:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$51,021	$82,553	$106,151	$129,984	$135,455	$47,152	$93,902	$42,396

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Each fund’s distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	CLASS A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Mississippi Fund	—	0.25%	0.25%	0.10%	$281,538
New York Fund	—	0.25%	0.25%	0.25%	454,635
North Carolina Fund	—	0.25%	0.25%	0.25%	874,526
Pennsylvania Fund	—	0.25%	0.25%	0.10%	312,128
South Carolina Fund	—	0.25%	0.25%	0.25%	444,563
Tennessee Fund	—	0.25%	0.25%	0.25%	303,248
Virginia Fund	—	0.25%	0.25%	0.25%	768,230
West Virginia Fund	—	0.25%	0.25%	0.25%	335,987

	CLASS B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Mississippi Fund	0.75%	0.25%	1.00%	0.79%	$35,433
New York Fund	0.75%	0.25%	1.00%	1.00%	118,588
North Carolina Fund	0.75%	0.25%	1.00%	1.00%	99,791
Pennsylvania Fund	0.75%	0.25%	1.00%	0.88%	176,679
South Carolina Fund	0.75%	0.25%	1.00%	1.00%	84,987
Tennessee Fund	0.75%	0.25%	1.00%	1.00%	40,228
Virginia Fund	0.75%	0.25%	1.00%	1.00%	55,653
West Virginia Fund	0.75%	0.25%	1.00%	1.00%	37,953

	CLASS C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
New York Fund	0.75%	0.25%	1.00%	1.00%	$327,679
North Carolina Fund	0.75%	0.25%	1.00%	1.00%	733,637
Virginia Fund	0.75%	0.25%	1.00%	1.00%	322,100

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Total Distribution and Service Fees	$316,971	$900,902	$1,707,954	$488,807	$529,550	$343,476	$1,145,983	$373,940

(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2011, based on each class’ average daily net assets.

Mississippi Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2011. This reduction amounted to $168,924, which is shown as a reduction of total expenses in the Statements of Operations. The service fee rate attributable to Class B shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B shares has been reduced by MFD to 0.00% under a written agreement that will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2011. This reduction amounted to $7,354, which is shown as a reduction of total expenses in the Statement of Operations.

Pennsylvania Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2011. This reduction amounted to $187,278, which is shown as a reduction of total expenses in the Statements of Operations. The service fee rate attributable to Class B shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B shares has been reduced by MFS to 0.10% under a written agreement that will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2011. This reduction amounted to $20,916, which is shown as a reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2011, were as follows:

CDSC imposed	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	$12,464	$331	$43,083	$5,531	$14,243	$—	$38,968	$38,232
Class B	4,579	7,568	15,482	10,786	7,176	3,168	4,021	1,983
Class C	N/A	10,588	13,768	N/A	N/A	N/A	7,936	N/A

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined periodically under the supervision of the funds’ Board of Trustees. For the year ended March 31, 2011, each fund paid the following fee, which equated to the following annual percentage of each fund’s average daily net assets:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Expenses paid	$27,797	$52,413	$110,598	$45,772	$49,532	$30,634	$91,466	$35,240
Percent of average daily net assets	0.0239%	0.0231%	0.0255%	0.0321%	0.0266%	0.0244%	0.0265%	0.0255%

MFSC also receives payment from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended March 31, 2011, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to the following:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$34,952	$70,686	$143,763	$55,562	$60,853	$37,623	$112,606	$32,676

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund partially reimburses MFS the costs incurred to provide these services. Each fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2011 was equivalent to an annual effective rate of each fund’s average daily net assets as follows:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Percentage of average daily net assets	0.0227%	0.0181%	0.0158%	0.0209%	0.0191%	0.0220%	0.0165%	0.0212%

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Each fund does not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration for their services to each fund from MFS. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, each fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB Plan resulted in a pension expense for each fund. These amounts are included in independent Trustees’ compensation on the Statements of Operations and were as follows:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$734	$649	$1,172	$744	$1,149	$655	$1,167	$1,146

The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to the following at March 31, 2011, and is included in payable for independent Trustees’ compensation on the Statements of Assets and Liabilities:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$5,543	$7,049	$9,826	$5,493	$9,809	$7,019	$9,843	$9,803

Other – These funds and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended March 31, 2011, the aggregate fees paid by each fund to Tarantino LLC and Griffin Compliance LLC amounted to the following and are included in miscellaneous expense on the Statements of Operations:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$1,102	$2,152	$4,121	$1,348	$1,759	$1,202	$3,274	$1,314

Notes to Financial Statements – continued

MFS has agreed to reimburse the funds for a portion of the payments made by each fund in the following amounts, which are shown as a reduction of total expenses in the Statements of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$542	$1,057	$2,021	$660	$861	$594	$1,608	$649

Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statements of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations were as follows:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Purchases	$16,984,104	$58,909,494	$84,574,856	$31,048,536	$54,372,982	$21,385,146	$70,750,854	$22,463,323
Sales	$18,363,475	$66,493,571	$114,113,946	$29,365,933	$46,670,830	$32,867,436	$80,936,001	$23,779,874

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Mississippi Fund				New York Fund
	Year ended 3/31/11		Year ended 3/31/10		Year ended 3/31/11		Year ended 3/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	2,004,657	$19,730,624	2,039,002	$19,831,253	2,576,875	$28,153,029	2,487,720	$26,851,928
Class B	38,707	380,954	38,433	374,808	102,812	1,120,690	153,940	1,642,985
Class C	—	—	—	—	684,385	7,483,486	1,183,896	12,754,003
	2,043,364	$20,111,578	2,077,435	$20,206,061	3,364,072	$36,757,205	3,825,556	$41,248,916

Shares issued to shareholders in reinvestment of distributions
Class A	317,823	$3,095,057	257,570	$2,500,746	483,569	$5,230,981	495,175	$5,329,737
Class B	9,460	92,396	11,062	107,431	25,979	281,237	36,394	390,362
Class C	—	—	—	—	64,484	697,107	53,994	581,504
	327,283	$3,187,453	268,632	$2,608,177	574,032	$6,209,325	585,563	$6,301,603

Shares reacquired
Class A	(2,135,950)	$(20,428,278)	(983,201)	$(9,550,732)	(2,736,598)	$(29,189,782)	(3,326,790)	$(36,045,063)
Class B	(216,239)	(2,124,928)	(176,143)	(1,714,200)	(640,657)	(6,874,132)	(481,645)	(5,162,565)
Class C	—	—	—	—	(839,282)	(8,915,188)	(501,470)	(5,391,673)
	(2,352,189)	$(22,553,206)	(1,159,344)	$(11,264,932)	(4,216,537)	$(44,979,102)	(4,309,905)	$(46,599,301)

Net change
Class A	186,530	$2,397,403	1,313,371	$12,781,267	323,846	$4,194,228	(343,895)	$(3,863,398)
Class B	(168,072)	(1,651,578)	(126,648)	(1,231,961)	(511,866)	(5,472,205)	(291,311)	(3,129,218)
Class C	—	—	—	—	(90,413)	(734,595)	736,420	7,943,834
	18,458	$745,825	1,186,723	$11,549,306	(278,433)	$(2,012,572)	101,214	$951,218

Notes to Financial Statements – continued

	North Carolina Fund				Pennsylvania Fund
	Year ended 3/31/11		Year ended 3/31/10		Year ended 3/31/11		Year ended 3/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	5,350,562	$62,252,686	7,253,492	$84,460,683	3,876,530	$38,955,649	3,480,562	$34,516,082
Class B	116,004	1,359,078	223,794	2,598,752	256,322	2,585,425	265,990	2,639,202
Class C	1,650,402	19,367,472	2,860,282	33,218,031	—	—	—	—
	7,116,968	$82,979,236	10,337,568	$120,277,466	4,132,852	$41,541,074	3,746,552	$37,155,284

Shares issued to shareholders in reinvestment of distributions
Class A	738,525	$8,586,012	725,075	$8,425,723	328,068	$3,263,104	276,612	$2,737,285
Class B	19,293	224,209	23,366	270,938	41,858	418,367	51,198	507,154
Class C	130,291	1,514,694	105,465	1,226,250	—	—	—	—
	888,109	$10,324,915	853,906	$9,922,911	369,926	$3,681,471	327,810	$3,244,439

Shares reacquired
Class A	(6,975,098)	$(79,839,996)	(3,005,827)	$(35,027,719)	(3,045,745)	$(29,867,303)	(1,436,161)	$(14,261,829)
Class B	(361,400)	(4,184,856)	(503,722)	(5,841,221)	(1,036,767)	(10,308,906)	(653,820)	(6,475,238)
Class C	(1,901,643)	(21,689,724)	(448,679)	(5,201,206)	—	—	—	—
	(9,238,141)	$(105,714,576)	(3,958,228)	$(46,070,146)	(4,082,512)	$(40,176,209)	(2,089,981)	$(20,737,067)

Net change
Class A	(886,011)	$(9,001,298)	4,972,740	$57,858,687	1,158,853	$12,351,450	2,321,013	$22,991,538
Class B	(226,103)	(2,601,569)	(256,562)	(2,971,531)	(738,587)	(7,305,114)	(336,632)	(3,328,882)
Class C	(120,950)	(807,558)	2,517,068	29,243,075	—	—	—	—
	(1,233,064)	$(12,410,425)	7,233,246	$84,130,231	420,266	$5,046,336	1,984,381	$19,662,656

	South Carolina Fund				Tennessee Fund
	Year ended 3/31/11		Year ended 3/31/10		Year ended 3/31/11		Year ended 3/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	3,571,893	$43,033,370	3,542,596	$42,226,725	1,842,406	$19,111,253	1,939,406	$19,870,585
Class B	103,067	1,243,595	128,368	1,525,721	41,061	426,523	50,438	515,538
	3,674,960	$44,276,965	3,670,964	$43,752,446	1,883,467	$19,537,776	1,989,844	$20,386,123

Shares issued to shareholders in reinvestment of distributions
Class A	397,841	$4,744,957	334,486	$3,976,407	271,199	$2,801,742	298,462	$3,068,188
Class B	15,927	189,927	20,397	241,886	7,782	80,472	13,526	138,608
	413,768	$4,934,884	354,883	$4,218,293	278,981	$2,882,214	311,988	$3,206,796

Shares reacquired
Class A	(3,174,939)	$(37,351,599)	(1,602,298)	$(18,976,354)	(3,436,946)	$(35,264,180)	(1,204,746)	$(12,379,782)
Class B	(299,259)	(3,550,275)	(392,313)	(4,654,199)	(208,497)	(2,157,638)	(400,637)	(4,110,121)
	(3,474,198)	$(40,901,874)	(1,994,611)	$(23,630,553)	(3,645,443)	$(37,421,818)	(1,605,383)	$(16,489,903)

Net change
Class A	794,795	$10,426,728	2,274,784	$27,226,778	(1,323,341)	$(13,351,185)	1,033,122	$10,558,991
Class B	(180,265)	(2,116,753)	(243,548)	(2,886,592)	(159,654)	(1,650,643)	(336,673)	(3,455,975)
	614,530	$8,309,975	2,031,236	$24,340,186	(1,482,995)	$(15,001,828)	696,449	$7,103,016

Notes to Financial Statements – continued

	Virginia Fund				West Virginia Fund
	Year ended 3/31/11		Year ended 3/31/10		Year ended 3/31/11		Year ended 3/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	5,024,076	$55,657,369	4,521,562	$50,128,310	1,188,897	$13,190,426	1,518,764	$16,334,361
Class B	35,918	401,553	131,816	1,464,013	24,995	276,979	24,025	259,525
Class C	730,271	8,187,971	964,987	10,671,853	—	—	—	—
	5,790,265	$64,246,893	5,618,365	$62,264,176	1,213,892	$13,467,405	1,542,789	$16,593,886

Shares issued to shareholders in reinvestment of distributions
Class A	666,456	$7,401,068	658,394	$7,297,289	311,303	$3,414,028	307,780	$3,336,380
Class B	11,067	123,165	13,458	149,019	6,104	66,968	9,772	105,655
Class C	58,729	651,532	48,425	537,059	—	—	—	—
	736,252	$8,175,765	720,277	$7,983,367	317,407	$3,480,996	317,552	$3,442,035

Shares reacquired
Class A	(5,249,528)	$(57,368,554)	(2,371,571)	$(26,298,904)	(1,536,881)	$(16,874,329)	(940,051)	$(10,189,172)
Class B	(240,675)	(2,665,589)	(264,161)	(2,911,329)	(178,228)	(1,962,480)	(234,321)	(2,525,089)
Class C	(547,453)	(5,985,603)	(248,243)	(2,735,726)	—	—	—	—
	(6,037,656)	$(66,019,746)	(2,883,975)	$(31,945,959)	(1,715,109)	$(18,836,809)	(1,174,372)	$(12,714,261)

Net change
Class A	441,004	$5,689,883	2,808,385	$31,126,695	(36,681)	$(269,875)	886,493	$9,481,569
Class B	(193,690)	(2,140,871)	(118,887)	(1,298,297)	(147,129)	(1,618,533)	(200,524)	(2,159,909)
Class C	241,547	2,853,900	765,169	8,473,186	—	—	—	—
	488,861	$6,402,912	3,454,667	$38,301,584	(183,810)	$(1,888,408)	685,969	$7,321,660

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended March 31, 2011, each fund’s commitment fee and interest expense were as follows, and are included in miscellaneous expense on the Statements of Operations:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Commitment Fee	$1,213	$2,324	$4,588	$1,496	$1,956	$1,316	$3,620	$1,428
Interest Expense	—	—	—	—	—	—	—	—

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which each fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the MFS Institutional Money Market Portfolio to be an affiliated issuer. Each fund’s transactions in the MFS Institutional Money Market Portfolio for the year ended March 31, 2011, are as follows:

	Underlying Affiliated Funds – MFS Institutional Money Market Portfolio
	Beginning Share/Par Amount	Acquisitions Share/Par Amount	Dispositions Share/Par Amount	Ending Share/Par Amount
Mississippi Fund	1,617,861	30,390,513	(30,073,686)	1,934,688
New York Fund	1,797,699	81,189,312	(76,224,077)	6,762,934
North Carolina Fund	6,412,346	125,154,928	(127,026,344)	4,540,930
Pennsylvania Fund	2,841,475	41,765,653	(40,163,552)	4,443,576
South Carolina Fund	7,744,864	65,622,619	(67,553,325)	5,814,158
Tennessee Fund	2,250,146	36,123,601	(38,250,792)	122,955
Virginia Fund	3,651,142	104,441,155	(97,934,082)	10,158,215
West Virginia Fund	795,623	37,214,548	(36,048,392)	1,961,779

	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
Mississippi Fund	$—	$—	$5,811	$1,934,688
New York Fund	—	—	15,111	6,762,934
North Carolina Fund	—	—	14,823	4,540,930
Pennsylvania Fund	—	—	10,621	4,443,576
South Carolina Fund	—	—	12,757	5,814,158
Tennessee Fund	—	—	4,148	122,955
Virginia Fund	—	—	20,480	10,158,215
West Virginia Fund	—	—	6,022	1,961,779

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of MFS Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (each a series of MFS Municipal Series Trust) (the “Funds”) as of March 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds as of March 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 16, 2011

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of May 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010)	Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); The Neilsen Company (market research), Director (since 2010); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor	John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor	AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry	PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999)

OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

500 Boylston Street, Boston, MA 02116-3741

Distributor

MFS Fund Distributors, Inc.

500 Boylston Street, Boston, MA 02116-3741

Portfolio Manager

Michael Dawson

Custodian JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081 Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of each fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

Each fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Each fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about a fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2011 income tax forms in January 2012. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, the following percentages were designated as exempt interest dividends for federal income tax purposes. If each fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

Exempt Interest Dividends
Mississippi Fund	100.00%
New York Fund	100.00%
North Carolina Fund	100.00%
Pennsylvania Fund	100.00%
South Carolina Fund	100.00%
Tennessee Fund	100.00%
Virginia Fund	100.00%
West Virginia Fund	100.00%

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mailso you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended March 31, 2011 and 2010, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
Fees billed by Deloitte:	2011	2010
MFS Alabama Municipal Bond Fund	38,590	38,179
MFS Arkansas Municipal Bond Fund	38,590	38,179
MFS California Municipal Bond Fund	38,590	38,179
MFS Florida Municipal Bond Fund	38,590	38,179
MFS Georgia Municipal Bond Fund	38,590	38,179
MFS Maryland Municipal Bond Fund	38,590	38,179
MFS Massachusetts Municipal Bond Fund	38,590	38,179
MFS Mississippi Municipal Bond Fund	38,590	38,179
MFS Municipal Income Fund	43,761	43,294
MFS New York Municipal Bond Fund	38,590	38,179
MFS North Carolina Municipal Bond Fund	38,590	38,179
MFS Pennsylvania Municipal Bond Fund	38,590	38,179
MFS South Carolina Municipal Bond Fund	38,590	38,179
MFS Tennessee Municipal Bond Fund	38,590	38,179
MFS Virginia Municipal Bond Fund	38,590	38,179
MFS West Virginia Municipal Bond Fund	38,590	38,179
Total	622,611	615,979

For the fiscal years ended March 31, 2011 and 2010, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
Fees billed by Deloitte:	2011	2010	2011	2010	2011	2010
To MFS Alabama Municipal Bond Fund	0	0	5,298	5,240	933	1,351
To MFS Arkansas Municipal Bond Fund	0	0	5,298	5,240	933	1,351
To MFS California Municipal Bond Fund	0	0	5,298	5,240	933	1,351

To MFS Florida Municipal Bond Fund	0	0	5,298	5,240	933	1,351
To MFS Georgia Municipal Bond Fund	0	0	5,298	5,240	933	1,351
To MFS Maryland Municipal Bond Fund	0	0	5,298	5,240	933	1,351
To MFS Massachusetts Municipal Bond Fund	0	0	5,298	5,240	933	1,351
To MFS Mississippi Municipal Bond Fund	0	0	5,298	5,240	933	1,351
To MFS Municipal Income Fund	0	0	5,354	5,296	933	1,351
To MFS New York Municipal Bond Fund	0	0	5,298	5,240	933	1,351
To MFS North Carolina Municipal Bond Fund	0	0	5,298	5,240	933	1,351
To MFS Pennsylvania Municipal Bond Fund	0	0	5,298	5,240	933	1,351
To MFS South Carolina Municipal Bond Fund	0	0	5,298	5,240	933	1,351
To MFS Tennessee Municipal Bond Fund	0	0	5,298	5,240	933	1,351
To MFS Virginia Municipal Bond Fund	0	0	5,298	5,240	933	1,351
To MFS West Virginia Municipal Bond Fund	0	0	5,298	5,240	933	1,351
Total fees billed by Deloitte To above Funds:	0	0	84,824	83,896	14,928	21,616
To MFS and MFS Related Entities of MFS Alabama Municipal Bond Fund*	1,089,704	1,077,865	0	0	113,100	59,174
To MFS and MFS Related Entities of MFS Arkansas Municipal Bond Fund*	1,089,704	1,077,865	0	0	113,100	59,174
To MFS and MFS Related Entities of MFS California Municipal Bond Fund*	1,089,704	1,077,865	0	0	113,100	59,174
To MFS and MFS Related Entities of MFS Florida Municipal Bond Fund*	1,089,704	1,077,865	0	0	113,100	59,174
To MFS and MFS Related Entities of MFS Georgia Municipal Bond Fund*	1,089,704	1,077,865	0	0	113,100	59,174
To MFS and MFS Related Entities of MFS Maryland Municipal Bond Fund*	1,089,704	1,077,865	0	0	113,100	59,174
To MFS and MFS Related Entities of MFS Massachusetts Municipal Bond Fund*	1,089,704	1,077,865	0	0	113,100	59,174

To MFS and MFS Related Entities of MFS Mississippi Municipal Bond Fund*	1,089,704	1,077,865	0	0	113,100	59,174
To MFS and MFS Related Entities of MFS Municipal Income Fund*	1,089,704	1,077,865	0	0	113,100	59,174
To MFS and MFS Related Entities of MFS New York Municipal Bond Fund*	1,089,704	1,077,865	0	0	113,100	59,174
To MFS and MFS Related Entities of MFS North Carolina Municipal Bond Fund*	1,089,704	1,077,865	0	0	113,100	59,174
To MFS and MFS Related Entities of MFS Pennsylvania Municipal Bond Fund*	1,089,704	1,077,865	0	0	113,100	59,174
To MFS and MFS Related Entities of MFS South Carolina Municipal Bond Fund*	1,089,704	1,077,865	0	0	113,100	59,174
To MFS and MFS Related Entities of MFS Tennessee Municipal Bond Fund*	1,089,704	1,077,865	0	0	113,100	59,174
To MFS and MFS Related Entities of MFS Virginia Municipal Bond Fund*	1,089,704	1,077,865	0	0	113,100	59,174
To MFS and MFS Related Entities of MFS West Virginia Municipal Bond Fund*	1,089,704	1,077,865	0	0	113,100	59,174

Aggregate fees for non-audit services:

	2011	2010
To MFS Alabama Municipal Bond Fund, MFS and MFS Related Entities#	1,590,931	1,337,755
To MFS Arkansas Municipal Bond Fund, MFS and MFS Related Entities#	1,590,931	1,337,755
To MFS California Municipal Bond Fund, MFS and MFS Related Entities#	1,590,931	1,337,755
To MFS Florida Municipal Bond Fund, MFS and MFS Related Entities#	1,590,931	1,337,755

To MFS Georgia Municipal Bond Fund, MFS and MFS Related Entities#	1,590,931	1,337,755
To MFS Maryland Municipal Bond Fund, MFS and MFS Related Entities#	1,590,931	1,337,755
To MFS Massachusetts Municipal Bond Fund, MFS and MFS Related Entities#	1,590,931	1,337,755
To MFS Mississippi Municipal Bond Fund, MFS and MFS Related Entities#	1,590,931	1,337,755
To MFS Municipal Income Fund, MFS and MFS Related Entities#	1,590,987	1,337,811
To MFS New York Municipal Bond Fund, MFS and MFS Related Entities#	1,590,931	1,337,755
To MFS North Carolina Municipal Bond Fund, MFS and MFS Related Entities#	1,590,931	1,337,755
To MFS Pennsylvania Municipal Bond Fund, MFS and MFS Related Entities#	1,590,931	1,337,755
To MFS South Carolina Municipal Bond Fund, MFS and MFS Related Entities#	1,590,931	1,337,755
To MFS Tennessee Municipal Bond Fund, MFS and MFS Related Entities#	1,590,931	1,337,755
To MFS Virgina Municipal Bond Fund, MFS and MFS Related Entities#	1,590,931	1,337,755
To MFS West Virginia Municipal Bond Fund, MFS and MFS Related Entities#	1,590,931	1,337,755

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings, and review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS MUNICIPAL SERIES TRUST

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President

Date: May 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President (Principal Executive Officer)

Date: May 16, 2011

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: May 16, 2011

*	Print name and title of each signing officer under his or her signature.